------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER







                                [GRAPHIC]
                                         MORGAN STANLEY
                                         DEAN WITTER
                                         INSTITUTIONAL FUND, INC.


                                         ANNUAL REPORT
                                         DECEMBER 31, 2000

------------------------------------------------------------------------------
[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
TABLE OF CONTENTS
------------------------------------------------------------------------------


President's Letter...................................     2
Performance Summary..................................     4
Investment Overview and Statements of Net Assets by
   Portfolio:
Global and International Equity Portfolios:
   Active International Allocation ..................     6
   Asian Equity......................................    16
   Asian Real Estate.................................    22
   Emerging Markets..................................    26
   European Equity...................................    34
   European Real Estate..............................    38
   Global Equity.....................................    43
   International Equity..............................    48
   International Magnum..............................    53
   International Small Cap...........................    61
   Japanese Equity...................................    66
   Latin American                                        71
U.S. Equity Portfolios:
   Equity Growth.....................................    77
   Focus Equity......................................    82
   Small Company Growth..............................    87
   Technology........................................    92
   U.S. Equity Plus..................................    96
   U.S. Real Estate..................................   103
   Value Equity......................................   109
Fixed Income Portfolios:
   Emerging Markets Debt.............................   114
   Fixed Income......................................   119
   Global Fixed Income...............................   124
   High Yield........................................   128
Money Market Portfolios:
   Money Market......................................   134
   Municipal Money Market............................   138
Statements of Operations.............................   144
Statements of Changes in Net Assets..................   148
Financial Highlights.................................   160
Notes to Financial Statements........................   184
Report of Independent Auditors.......................   192
Federal Tax Information..............................   193
Directors and Officers...............................   194



This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Dean Witter Institutional Fund, Inc. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1(800) 548-7786. Please read the prospectuses carefully before you invest or send money.
-------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
PRESIDENT'S LETTER
-------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2000. Our Fund currently offers 25 portfolios providing investors with a full array of global and domestic equity and fixed income products. Together, the Fund's portfolios allow investors to meet specific investment needs or to allocate assets among different portfolios to implement an overall investment strategy.

In this Report, you will find portfolio manager commentary, performance statistics and other useful information for each of the Fund's Portfolios. Additionally, we have provided a performance summary for all Portfolios on the pages following this letter.

MARKET OVERVIEW

After five consecutive years of double-digit gains, equity markets closed 2000 with losses. The strength of 1999's synchronized global recovery gave way to inevitable pressures of growth, as oil prices soared, inflation rekindled, and labor markets became stretched. These conditions, along with the smooth transition of Y2K, led central banks to become more vigilant in fending off inflation and embark on a series of interest rate increases. The tighter monetary environment took its toll on the economy and the markets leading to slower growth and a revaluation of equities. The S&P 500 Index fell 9.1% for the year. MSCI EAFE Index fell 14.2% in U.S. terms, due to weakness in currencies as well as equities. Emerging market equities, which had a banner year in 1999, were hit hard by slower global growth, falling 30.6% for the year. The winners of 2000 were defensive asset categories, including U.S. fixed income (+11.6%), cash (+5.9%), and REITs (+26.4%).

The slowing growth in the United States caused investors to rethink growth expectations for the market as a whole and for growth stocks in particular. The reassessment of growth expectations led to a significant adjustment in multiples. In this environment, value stocks and defensive stocks outperformed the previously high flying growth sectors. Technology stocks worldwide fell 39% during the year, while globally, utilities (+27%) and health care (+32%) outperformed. Within the United States, value stocks gained (+7.0%) while growth stocks fell (-22.4%). The anticipation of slower growth in the United States was also reflected in the bond markets. Bond yields peaked in the first quarter, and steadily declined in the latter quarters, pricing in a slowdown which would eventually lead to an easing of monetary conditions by the central bank. The expectation of slower growth also caused high quality to outperform spread products, as perceptions of credit quality deteriorated throughout the year. The Salomon Broad Investment Grade Index returned 11.6% for the year, with Treasuries (+13.5%) outperforming Corporates (+9.3%) and High Yield (-5.2%).

Non-U.S. stock market performance was plagued by currency weakness through most of the year. The euro fell as low as $0.83 before rebounding in the fourth quarter, and the yen declined 6.2% for the year. European markets, in local terms, actually outperformed the S&P 500, as Europe's growth was not perceived to be slowing as quickly as the U.S. Japan, on the other hand, disappointed investors with weak economic growth and remains mired in a deflationary trap. The MSCI Japan Index fell 19.7% in local terms and 28.2% in U.S. dollar terms. Asia fared no better than Japan, as investors abandoned the region to seek safe havens during the year. The region's growing emphasis on high tech related production and exports also contributed to stock underperformance.

Emerging market equities suffered setbacks in the growth downturn. Although growth indicators for many emerging economies were strong in the first half, investors became wary regarding the sustainability of growth in small emerging economies within a backdrop of slowing global growth. The hardest hit emerging market region was Asia, while Latin America suffered less, due to Mexico's and Venezuela's high exposure to oil.
-------------------------------------------------------------------------------
                                       2

-------------------------------------------------------------------------------
[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
PRESIDENT'S LETTER
-------------------------------------------------------------------------------

MARKET OUTLOOK

As the synchronized growth of late 1999 and early 2000 has given way to a slowdown, a key consideration for the coming year will be the expected magnitude and duration of the slowdown. The U.S. Federal Reserve has acknowledged the situation, and has opened the door for aggressive rate cuts to prevent the economy from slipping into a recession. The Fed's policy stance will also make way for Europe's central banks to ease interest rates in the next year. We believe that the ensuing period of global central bank easing in 2001 will be more supportive of asset prices and economic performance than market conditions in 2000.

Despite our constructive views on interest rates and central bank policy, we remain somewhat cautious regarding market performance. While a decline in growth and the attendant inflationary pressures is positive for bonds, the bond market has already substantially priced in these expectations. Furthermore, as lower interest rates typically take 6-9 months to affect economic performance, corporate profits could remain under pressure for some time, which would be negative for both equities and corporate credits. On the other hand, valuations in the U.S. equity markets and worldwide have become more reasonable over the last year but are not cheap. Given the situation, we expect that the combination of lower interest rates and more reasonable valuations may give equities some bottom support, but that significant capital appreciation in equities is unlikely until profit optimism resumes.

We hope you find the enclosed Report informative. As always, we very much appreciate your continued support of the Fund and look forward to a successful 2001.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT

January 2001
-------------------------------------------------------------------------------
                                       3

-------------------------------------------------------------------------------
[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
PERFORMANCE SUMMARY
DECEMBER 31, 2000
-------------------------------------------------------------------------------

                                                                                                     ONE YEAR
                                                                      INCEPTION DATES              TOTAL RETURN
                                                                     ------------------  ----------------------------------
                                                                                                                COMPARABLE
                                                                      CLASS A   CLASS B   CLASS A    CLASS B      INDICES
                                                                     ---------  -------   -------    -------    -----------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation                                     1/17/92  1/02/96    -14.97%    -15.02%    -14.17%(1)
   Asian Equity                                                        7/01/91  1/02/96    -40.65     -40.74     -36.80 (2)
   Asian Real Estate                                                  10/01/97 10/01/97      3.44       3.29      -0.23 (3)
   Emerging Markets                                                    9/25/92  1/02/96    -38.43     -38.60     -30.61 (4)
   European Equity                                                     4/02/93  1/02/96      7.38       7.08      -8.39 (5)
   European Real Estate                                               10/01/97 10/01/97     14.91      14.55       9.05 (6)
   Global Equity                                                       7/15/92  1/02/96     11.75      11.52     -13.18 (7)
   International Equity                                                8/04/89  1/02/96      9.29       8.94     -14.17 (1)
   International Magnum                                                3/15/96  3/15/96    -10.50     -10.81     -14.17 (1)
   International Small Cap                                            12/15/92       --     -2.92         --      -9.23 (8)
   Japanese Equity                                                     4/25/94  1/02/96    -23.69     -23.93     -28.16 (9)
   Latin American                                                      1/18/95  1/02/96    -16.21     -16.42     -16.57(10)
U.S. EQUITY PORTFOLIOS:
   Equity Growth                                                       4/02/91  1/02/96    -11.78     -12.01      -9.12(11)
   Focus Equity                                                        3/08/95  1/02/96    -11.66     -11.89      -9.12(11)
   Small Company Growth                                               11/01/89  1/02/96     -6.64      -6.81     -22.43(12)
   Technology                                                          9/16/96  9/16/96    -22.67     -22.86     -39.29(13)
   U.S. Equity Plus                                                    7/31/97  7/31/97    -10.10         --      -9.12(11)
   U.S. Real Estate                                                    2/24/95  1/02/96     29.65      29.36      26.36(14)
   Value Equity                                                        1/31/90  1/02/96     18.08      17.92       7.02(15)
FIXED INCOME PORTFOLIOS:
   Emerging Markets Debt                                               2/01/94  1/02/96     12.81      12.50      14.41(16)
   Fixed Income                                                        5/15/91  1/02/96     11.16      10.92      11.63(17)
   Global Fixed Income                                                 5/01/91  1/02/96      1.18       1.07       2.34(18)
   High Yield                                                          9/28/92  1/02/96    -11.51     -11.77      -5.21(19)
MONEY MARKET PORTFOLIOS:
   Money Market                                                       11/15/88       --        --         --         --
   Municipal Money Market                                              2/10/89       --        --         --         --
-------------------------------------------------------------------------------

                                    YIELD INFORMATION AS OF DECEMBER 31, 2000
                                   -----------------------------------------
                                30 DAY                                    7 DAY       7 DAY     30 DAY       30 DAY
                           CURRENT YIELD++                               CURRENT    EFFECTIVE   CURRENT   COMPARABLE
                          CLASS A  CLASS B                                YIELD+     YIELD+     YIELD++      YIELD
                          -------  -------                               -------    ---------   -------   ----------
FIXED INCOME PORTFOLIOS:                    MONEY MARKET PORTFOLIOS:
   Emerging Markets Debt    11.83%    11.58%   Money Market                6.10%        6.29%    6.14%     5.95%(20)
   Fixed Income              7.11      6.96    Municipal Money Market      4.10         4.13     3.69      3.54 (21)
   Global Fixed Income       4.43      4.28
   High Yield               14.54     14.30

+ The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++ The current 30 day yield reflects the net investment income generated by the
   Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
-------------------------------------------------------------------------------


           FIVE YEAR                       TEN YEAR                                    SINCE INCEPTION
  AVERAGE ANNUAL TOTAL RETURN     AVERAGE ANNUAL TOTAL RETURN                    AVERAGE ANNUAL TOTAL RETURN
  ---------------------------     ---------------------------       --------------------------------------------------------
                 COMPARABLE                    COMPARABLE                        COMPARABLE                    COMPARABLE
    CLASS A       INDICES             CLASS A   INDICES             CLASS A    INDICES-CLASS A    CLASS B    INDICES-CLASS B
    -------      ----------           -------  ----------           -------    ---------------    -------    ---------------
      9.24%         7.13%(1)              --        --                 8.89%        8.43%(1)          8.98%        7.13%(1)
    -12.62         -9.60 (2)              --        --                 2.30         3.94 (2)        -12.94        -9.66 (2)
        --            --                  --        --                -2.93        -9.88 (3)         -3.23        -9.88 (3)
      0.57         -4.16 (4)              --        --                 5.36         3.62 (4)          0.14        -4.30 (4)
     12.91         15.39 (5)              --        --                14.91        15.53 (5)         12.41        15.26 (5)
        --            --                  --        --                 3.54         3.64 (6)          3.30         3.64 (6)
     15.15         12.12 (7)              --        --                16.38        12.54 (7)         14.74        12.03 (7)
     15.57          7.13 (1)           14.89%     8.24%(1)            12.86         5.26 (1)         15.12         7.13 (1)
        --            --                  --        --                 7.00         7.52 (1)          6.71         7.52 (1)
     10.38         -3.26 (8)              --        --                12.57         2.65 (8)            --           --
      4.01         -4.70 (9)              --        --                 2.15        -3.16 (9)          3.66         -4.55 (9)
     13.64          6.69 (10)             --        --                 9.67         4.18 (10)        12.51          6.19 (10)

     20.37         18.32 (11)             --        --                17.38        16.06 (11)        19.95        18.16 (11)
     22.89         18.32 (11)             --        --                26.66        20.92 (11)        22.45        18.16 (11)
     21.99          7.14 (12)          18.17     12.80 (12)           17.14         9.70 (12)        21.67         7.13 (12)
        --            --                  --        --                42.42        18.47 (13)        42.13        18.47 (13)
        --            --                  --        --                 9.46        11.45 (11)           --           -- (11)
     14.81         10.10 (14)             --        --                16.26        11.19 (14)        14.35        10.11 (14)
     17.28         16.91 (15)          16.46     17.34 (15)           14.30        15.57 (15)        16.79        16.78 (15)

     10.78         13.73 (16)             --        --                 9.20        10.11  (16)       10.29        13.47 (16)
      6.24          6.46 (17)             --        --                 7.64         7.84  (17)        6.07         6.47 (17)
      3.00          3.47 (18)             --        --                 5.83         7.07  (18)        2.79         3.47 (18)
      5.54          4.51 (19)             --        --                 8.14         7.01  (19)        5.17         4.49 (19)
       --            --                   --        --                  --           --
       --            --                   --        --                  --           --
---------------------------------------------------------------------------------------------

INDICES:
(1)  MSCI EAFE (Europe, Australasia, and Far East)
(2)  MSCI All-Country Far East Free ex-Japan
(3)  GPR General Real Estate Securities Index -- Far East
(4)  MSCI Emerging Markets Free
(5)  MSCI Europe
(6)  GPR General Real Estate Securities Index -- Europe
(7)  MSCI World
(8)  MSCI EAFE Small Cap
(9)  MSCI Japan
(10) MSCI Emerging Markets Free Latin America
(11) S&P 500
(12) Russell 2000 Growth
(13) NASDAQ Composite
(14) National Association of Real Estate Investment Trusts (NAREIT)
     Equity Index
(15) Russell 1000 Value
(16) J.P. Morgan Emerging Markets Global Bond
(17) Lehman Aggregate Bond
(18) J.P. Morgan Traded Global Bond
(19) CS First Boston High Yield
(20)IBC Money Fund Comparable Yield
(21)IBC Municipal Money Fund Comparable Yield


Past performance should not be construed as a guarantee of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market or Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Please read the Portfolios' prospectuses carefully before you invest or send money.
------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
--------------------------------------------------------------------------------
[CHART]

United Kingdom           (22.3%)
Japan                    (18.0%)
France                   (10.2%)
Germany                   (9.7%)
Switzerland               (7.3%)
Netherlands               (6.6%)
Italy                     (3.7%)
Spain                     (3.0%)
Sweden                    (2.1%)
China/Hong Kong           (1.8%)
Other                    (15.3%)

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT

----------------------------------------------------
                                             [GRAPH]

             Active International
             Allocation Portfolio-         MSCI EAFE
                    Class A                Index (1)
            ----------------------        ----------
10/31/92          $  500,000              $  500,000
12/31/92          ----------              ----------
1993              ----------              ----------
1994              ----------              ----------
1995              ----------              ----------
1996              ----------              ----------
1997              ----------              ----------
1998              ----------              ----------
1999              ----------              ----------
2000              $1,030,635              $1,072,532

 * Commenced operations on January 17, 1992
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-------------------------------------------

                                      TOTAL RETURNS(2)
                                 ----------------------------
                                          AVERAGE    AVERAGE
                                          ANNUAL     ANNUAL
                                   ONE     FIVE      SINCE
                                   YEAR    YEARS   INCEPTION
                                 ------   ------   ---------
PORTFOLIO -- CLASS A............  -14.97%  9.24%      8.89%
PORTFOLIO -- CLASS B............  -15.02    N/A       8.98
INDEX -- CLASS A................  -14.17   7.13       8.43
INDEX -- CLASS B................  -14.17    N/A       7.13

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Active International Allocation Portfolio invests in international equity markets, with emphasis placed upon countries and sectors, rather than stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries and sectors that we find attractive provides an effective way to increase the return potential and manage the risk associated with international investing. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -14.97% for the Class A shares and -15.02% for the Class B shares compared to -14.17% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 9.24% compared to 7.13% for the Index. For the period from inception on January 17, 1992 through December 31, 2000, the average annual total return for the Class A shares was 8.89% compared to 8.43% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 8.98% compared to 7.13% for the Index.

The year was dominated by the sharp rotation from growth, which performed strongly from January to mid-March, to value, which has dominated the markets for the remainder of the year. Overall, global equities were disappointing and marked by high volatility. The uncertainty about the pace of the global economic slowdown and the impact on corporate profits overshadowed the likely peak in interest rates. From a currency perspective, the euro was a disaster until it staged a fairly impressive rally in December, gaining over 7% for the month, while the yen lost nearly 4% of its value in the final month of the year. The Portfolio performed in line with its Index for the year.

The main drivers of our performance from country selection were our overweight allocations to the U.K. (Index return, 11.5%), Switzerland (+5.9%), and the Netherlands (-4.1%). Our underweight allocation to Belgium (-16.9%)

------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
------------------------------------------------------------------------------
Active International Allocation Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)

and our above Index allocation to Singapore (-27.7%) detracted from returns. In Japan, our overweight allocation in the first quarter hurt our performance while our sector selection, (underweight technology and telecommunication) was positive. Our significant overweight to the consumer staples sector (1.8 times the Index weight of 5.2%) was a significant contributor to Portfolio performance. Since the second quarter, our considerable underweight (average of one-third of the Index weight) to the diversified telecommunication sector was positive and added to relative returns. Our overweight position in utilities was also a positive for performance as the sector and added to our returns.

As of December 31, our relative regional weights were neutral in non-euro Europe and in Asia and underweight in euro Europe and Japan.

From our above Index allocation at the start of the year, we steadily trimmed our position in Japan and ended the year underweight relative to our Index. We have become less constructive on the near- to medium-term outlook based upon the continued flow of disappointing economic data and policy news. The most recent releases showed slowing industrial production, the largest annual decline in consumer prices in the survey's 30-year history and falling consumer spending. Additionally, low money growth, bank lending declines and cross shareholding unwinding, particularly for the life insurance companies, continues to weigh on the market. The disappointing leadership shows no sign of an end and the recent cabinet reshuffle did nothing to improve the prospects. We see limited fiscal and monetary policy options.

Although Europe will not be immune to a U.S. economic slowdown, it could be a source of relative resilience in an otherwise shaky world. For a number of reasons, Europe could remain more buoyant than the U.S. because of limited trade linkages with the U.S., a small wealth effect and already-enacted tax cuts. However, the euro, which has provided export growth, is likely to appreciate further and put some downward pressure on corporate margins. We remain underweight the region. We might look to increase our allocation to the region, and believe we might get a more opportune time to invest in the first half of 2001.

From a sector perspective, we continue to underweight the technology and telecommunication sectors. Although we remain significantly underweight diversified telecommunication stocks, in December we brought our position closer to neutral due to their extended sell-off and materially improved valuations. We continue to underweight technology hardware and equipment because the sector is expensive and we believe that earnings forecasts are still too optimistic. According to the I/B/E/S consensus estimates, analysts are forecasting 29% earnings growth for the sector for this year, which we deem unlikely.

In sum, although the surprise cut in interest rates in the U.S. by the Fed is likely to boost confidence and liquidity, it does nothing to alter the outlook for first half 2001 GDP and earnings per share growth forecasts. We expect the coming year to be a dilemma for the markets between disappointing corporate profits and increasing liquidity. We remain cautious.


Ann D. Thivierge
PORTFOLIO MANAGER

Barton M. Biggs
PORTFOLIO MANAGER

January 2001



--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio
                                  7

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                               VALUE
SHARES                                                                                         (000)
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (88.4%)
  AUSTRALIA (1.4%)
          51,057          Amcor Ltd. ...........................................               $  149
          38,967          AMP Ltd. .............................................                  439
          23,224          Australian Gas Light Co., Ltd. .......................                  164
           8,731          Brambles Industries Ltd. .............................                  204
         102,252          Broken Hill Proprietary Co., Ltd. ....................                1,078
          26,004          Coca Cola Amatil Ltd. ................................                   68
          44,431          Coles Myer Ltd. ......................................                  172
       (c)10,908          Commonwealth Bank of Australia .......................                  188
           3,271          CSL Ltd. .............................................                   71
          36,814          CSR Ltd. .............................................                   96
           3,902          F.H. Faulding & Co., Ltd. ............................                   26
          72,233          Fosters Brewing Group Ltd. ...........................                  190
          59,318          General Property Trust ...............................                   91
          49,494          Goodman Fielder Ltd. .................................                   35
          22,196          ICI Australia Ltd. ...................................                   71
          10,913          Leighton Holdings Ltd. ...............................                   38
          22,130          Lend Lease Corp., Ltd. ...............................                  206
       (c)15,495          Mayne Nickless Ltd. ..................................                   50
          67,288          MIM Holdings Ltd. ....................................                   43
          59,030          National Australia Bank Ltd. .........................                  946
          75,121          News Corp., Ltd. .....................................                  585
         145,058          Normandy Mining Ltd. .................................                   78
          11,259          OneSteel Ltd. ........................................                    6
          41,844          Pacific Dunlop Ltd. ..................................                   35
          8,663           PaperlinX Ltd. .......................................                   16
          16,956          QBE Insurance Group Ltd. .............................                   93
          15,932          Rio Tinto Ltd. .......................................                  261
          43,961          Santos Ltd. ..........................................                  147
          15,673          Schroders Property Fund ..............................                   21
          25,542          Southcorp Holdings Ltd. ..............................                   70
          13,009          Stockland Trust Group ................................                   28
       (c)12,645          Suncorp-Metway Ltd. ..................................                   76
          13,015          TABCORP Holdings Ltd. ................................                   80
         153,870          Telstra Corp., Ltd. ..................................                  550
           7,692          Wesfarmers Ltd. ......................................                   69
          57,574          Westfield Trust ......................................                  109
       (c)75,738          Westpac Banking Corp. ................................                  556
          87,723          WMC Ltd. .............................................                  374
          46,647          Woolworths Ltd. ......................................                  219
                                                                                        -------------
                                                                                                7,698
                                                                                        -------------
  AUSTRIA (0.2%)
           2,389          Austria Tabakwerke AG ................................                  132
           3,507          Bank Austria AG ......................................                  193
             529          BBag Oest Brau Beteiligungs AG .......................                   23
             596          Boehler-Uddeholm AG ..................................                   19
             980          BWT AG ...............................................                   33
             408          EA-Generali AG .......................................                   70
           1,226          Flughafen Wein AG ....................................                   46
             120          Lenzing AG ...........................................                    9
             693          Mayr-Melnhof Karton AG ...............................                   31
           1,764          Oest Elektrizatswirts AG, Class A ....................                  179
           2,430          OMV AG ...............................................                  188
             865          VA Technologie AG ....................................                  $26
           3,984          Wienerberger Baustoffindustrie AG ....................                   72
                                                                                        -------------
                                                                                                1,021
                                                                                        -------------
  BELGIUM (0.0%)
           1,683          Solvay S.A. ..........................................                   94
             874          UCB S.A. .............................................                   32
             555          Union Miniere Group S.A. .............................                   21
                                                                                        -------------
                                                                                                  147
                                                                                        -------------
  CHINA/HONG KONG (1.7%)
          70,080          Bank of East Asia Ltd. ...............................                  181
         162,000          Cathay Pacific Airways Ltd. ..........................                  299
         110,000          CLP Holdings Ltd. ....................................                  549
          91,600          Hang Seng Bank Ltd. ..................................                1,233
          65,000          Henderson Land Development Co., Ltd. .................                  331
         232,570          Hong Kong & China Gas Co., Ltd. ......................                  341
         200,200          Hutchison Whampoa Ltd. ...............................                2,496
          33,468          Hysan Development Co., Ltd. ..........................                   47
         274,000          Li & Fung Ltd. .......................................                  499
          96,434          New World Development Co., Ltd. ......................                  117
      (c)854,062          Pacific Century CyberWorks Ltd. ......................                  553
          27,000          Shangri-La Asia Ltd. .................................                   29
         238,389          Sino Land Co. ........................................                  125
         111,000          Sun Hung Kai Properties Ltd. .........................                1,107
          73,000          Swire Pacific Ltd., Class A ..........................                  526
          23,000          Television Broadcasts Ltd. ...........................                  121
         122,600          Wharf Holdings Ltd. ..................................                  298
                                                                                        -------------
                                                                                                8,852
                                                                                        -------------
  DENMARK (0.1%)
           1,271          Carlsberg ............................................                   70
           1,300          Carlsberg A/S ........................................                   77
           2,700          Danisco A.S. .........................................                  111
             400          Novo-Nordisk A/S .....................................                   72
             600          Novozymes A/S ........................................                   12
                                                                                        -------------
                                                                                                  342
                                                                                        -------------
  FINLAND (0.9%)
             749          Kesko Oyj ............................................                    8
           4,989          Metra Oyj, Class B ...................................                   92
          12,968          Metso Oyj ............................................                  145
       (a)49,266          Nokia Oyj ............................................                2,197
          44,981          Nordic Baltic Holding FDR ............................                  355
          11,034          Outokumpu Oyj ........................................                   83
           5,092          Oyj Hartwell Abp .....................................                   98
             800          Pohjola Insurance Co., Class B .......................                   35
          17,597          Raisio Group plc .....................................                   32
           7,755          Sampo Insurance Co., plc, Class A ....................                  419
               1          Sanitec Ltd.
          23,787          Sonera Oyj ...........................................                  431
           5,008          Tieto Corp. ..........................................                  143
          23,649          UPM-Kymmene Oyj ......................................                  812
                                                                                         -------------
                                                                                                4,850
                                                                                         -------------
  FRANCE (10.2%)
          10,728          Accor ................................................                  453

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Active International Allocation Portfolio
                                  8

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------


                                                                                          VALUE
SHARES                                                                                    (000)
-----------------------------------------------------------------------------------------------------------
  FRANCE  (CONT.)
       (a)24,312          Alcatel S.A. .........................................               $1,381
       (c)18,879          AXA ..................................................                2,730
          10,751          Banque Nationale de Paris ............................                  944
       (c)23,740          Bouygues .............................................                1,076
           7,099          Canal Plus ...........................................                   25
        (c)4,331          Cap Gemini Sogeti ....................................                  699
          34,908          Carrefour ............................................                2,193
        (c)4,598          Casino Guichard-Perrachon ............................                  464
           5,585          Cie de Saint Gobain ..................................                  877
        (c)1,763          Coflexip .............................................                  224
           5,492          Dassault Systemes S.A. ...............................                  376
           2,844          Eridania Beghin-Say ..................................                  247
             475          Essilor International ................................                  155
       (c)33,049          France Telecom .......................................                2,853
           3,670          Gecina ...............................................                  351
          19,482          Groupe Danone ........................................                2,938
             588          Imerys ...............................................                   67
        (c)5,108          Klepierre ............................................                  480
           6,816          L'Air Liquide ........................................                1,017
          33,460          L'OREAL ..............................................                2,868
           5,427          Lafarge S.A. .........................................                  455
           8,498          Lagardere S.C.A. .....................................                  493
          25,580          LVMH Moet-Hennessy Louis Vuitton .....................                1,693
           8,802          Lyonnaise des Eaux ...................................                1,607
          10,909          Michelin Compagnie Generale des Establissements, Class B                395
           7,736          Pechiney .............................................                  354
        (c)6,150          Pernod Ricard ........................................                  424
           6,916          Pinault-Printemps-Re doute S.A. ......................                1,486
           2,605          PSA Peugeot Citroen ..................................                  593
          31,463          Rhone-Poulenc, Class A ...............................                2,762
             712          Sagem S.A. ...........................................                   95
          29,502          Sanofi ...............................................                1,967
           9,792          Schneider ............................................                  714
           1,478          Silic ................................................                  227
           5,861          Simco (RFD) ..........................................                  405
           3,836          Soceite BIC ..........................................                  151
           7,840          Societe Fonciere Lyonnaise ...........................                  212
       (a)12,950          Societe Generale, Class A ............................                  805
           1,919          Sodexho Alliance .....................................                  356
           5,700          Sophia (EX-SFI) ......................................                  161
    (a)(c)22,590          STMicroelectronics N.V. ..............................                  986
           9,567          Thomson CSF ..........................................                  459
          69,527          TotalFina, Class B ...................................               10,340
           5,852          Unibail ..............................................                  932
          21,728          Usinor Sacilor .......................................                  287
           5,284          Valeo ................................................                  236
       (c)42,807          Vivendi Universal ....................................                2,817
                                                                                        -------------
                                                                                               53,830
                                                                                        -------------
  GERMANY (9.4%)
          19,208          Allianz AG ...........................................                7,250
          55,550          BASF AG ..............................................                2,527
          63,650          Bayer AG .............................................                3,341
          17,520          Bayerische Vereinsbank AG ............................                  984
          11,900          Beiersdorf AG ........................................                1,235
           6,617          Continential AG ......................................                  106
          59,234          DaimlerChrysler AG ...................................                2,517
          25,950          Deutsche Bank AG .....................................                2,192
         102,508          Deutsche Telekom .....................................                3,128
           5,000          Douglas Holding AG ...................................                  184
          20,517          Dresdner Bank AG .....................................                  896
           1,700          Dyckerhoff AG ........................................                   30
          78,048          E. On AG .............................................                4,748
        (a)3,550          EM.TV & Merchandising AG .............................                   19
        (c)6,050          Fresenius Medical Care AG ............................                  491
           3,850          Gehe AG ..............................................                  147
           4,605          Heidelberger Zement AG ...............................                  210
          28,074          IVG Holding AG .......................................                  342
           3,750          Kamps AG .............................................                   39
           4,800          Karstadt Quelle AG ...................................                  147
           8,980          Linde AG .............................................                  434
       (c)12,000          Lufthansa AG .........................................                  301
        (c)8,000          MAN AG ...............................................                  202
           4,700          Merck KGaA ...........................................                  205
          21,193          Metro AG .............................................                  973
          13,307          Muechener Rueck AG (Registered) ......................                4,798
          11,850          Preussag AG ..........................................                  432
          47,073          RWE AG ...............................................                2,090
          14,241          SAP AG ...............................................                1,658
           5,350          Schering AG ..........................................                  303
             800          SGL Carbon AG ........................................                   42
          44,183          Siemens AG ...........................................                5,860
          49,900          Thyssen Krupp AG .....................................                  782
          19,080          Volkswagen AG ........................................                1,013
        (c)5,400          WCM Beteiligungs & Grundbesi .........................                   83
                                                                                        -------------
                                                                                               49,709
                                                                                        -------------
  IRELAND (0.0%)
           8,024          CRH plc ..............................................                  149
           1,940          Kerry Group plc ......................................                   25
          22,320          Smurfit (Jefferson) Group ............................                   44
                                                                                        -------------
                                                                                                  218
                                                                                        -------------
  ITALY (3.7%)
          72,913          Assicurazioni Generali S.p.A. ........................                2,896
       (c)11,972          Autogrill S.p.A. .....................................                  147
               3          Banca Commerciale Italiana
      (c)120,483          Banca di Roma ........................................                  131
         132,882          Banco Ambrosiano Veneto S.p.A. .......................                  639
          10,158          Banco Popolare di Milano .............................                   50
       (c)97,182          Benetton Group S.p.A. ................................                  203
         124,022          Credito Italiano S.p.A. ..............................                  649
         508,715          Enel S.p.A. ..........................................                1,977
         626,870          ENI S.p.A. ...........................................                4,002
       (c)10,965          Fiat S.p.A. ..........................................                  270
          25,616          Impregilo S.p.A. .....................................                   14
          39,511          Instituto Bancario San Paolo di Torino ...............                  639
           5,625          Italcementi S.p.A. ...................................                   47
          20,532          Italgas S.p.A. .......................................                  191
             343          Marzotto (Gaetano) & Figli S.p.A. ....................                    4
          72,258          Mediaset S.p.A. ......................................                  862

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio
                                  9

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                                             VALUE
SHARES                                                                                       (000)
-----------------------------------------------------------------------------------------------------------
  ITALY  (CONT.)
          17,617          Mediobanca S.p.A. ....................................                 $200
          93,145          Olivetti S.p.A. ......................................                  223
         180,091          Parmalat Finanziaria S.p.A. ..........................                  292
         136,776          Pirelli S.p.A. .......................................                  487
          35,762          R.A.S. S.p.A. ........................................                  558
          13,088          Rinascente S.p.A. ....................................                   77
        (a)4,256          Sai-Soc Assic Industriale ............................                   84
           3,084          Seat-Pagine Gialle S.p.A. ............................                    7
          30,232          Snia S.p.A. ..........................................                   65
         439,685          Telecom Italia Mobile S.p.A. .........................                3,509
         119,455          Telecom Italia S.p.A. ................................                1,321
           5,540          Telecom Italia S.p.A. (RNC) ..........................                   33
                                                                                        -------------
                                                                                               19,577
                                                                                        -------------
  JAPAN (18.0%)
           8,200          Acom Co., Ltd. .......................................                  604
           3,490          Advantest Corp. ......................................                  326
          79,400          Ajinomoto Co., Inc. ..................................                1,030
           2,286          Alps Electric Co. ....................................                   35
         157,900          Asahi Bank Ltd. ......................................                  537
          26,000          Asahi Breweries Ltd. .................................                  265
          73,000          Asahi Chemical Industry Co., Ltd. ....................                  420
         118,800          Asahi Glass Co., Ltd. ................................                  979
          28,000          Bank of Fukuoka ......................................                  119
          60,800          Bank of Yokohama Ltd. ................................                  276
          11,000          Benesse Corp. ........................................                  408
          49,000          Bridgestone Corp. ....................................                  445
          30,600          Canon, Inc. ..........................................                1,069
       (c)52,800          Casio Computer Co., Ltd. .............................                  445
             136          Central Japan Railway Co. ............................                  835
          20,600          Chugai Pharmaceuticals Co., Ltd. .....................                  342
       (c)33,000          Chuo Mitsui Trust & Banking Co., Ltd. ................                  101
        (c)1,900          Credit Saison Co., Ltd. ..............................                   41
             300          CSK Corp. ............................................                    4
          57,600          Dai Nippon Printing Co., Ltd. ........................                  856
       (c)65,600          Daiei, Inc. ..........................................                  105
           4,000          Daiichi Pharmaceutical Co., Ltd. .....................                  119
           3,600          Daikin Industries Ltd. ...............................                   69
         171,000          Daiwa Bank Ltd. ......................................                  279
          57,600          Daiwa House Industry Co., Inc. .......................                  357
          74,000          Daiwa Securities Co., Ltd. ...........................                  771
          27,600          Denso Corp. ..........................................                  596
             298          East Japan Railway Co. ...............................                1,745
       (c)37,800          Ebara Corp. ..........................................                  410
           7,000          Eisai Co., Ltd. ......................................                  245
          14,800          Fanuc Ltd. ...........................................                1,005
          39,000          Fuji Photo Film Ltd. .................................                1,629
           2,900          Fuji Soft ABC, Inc. ..................................                  187
          83,200          Fujitsu Ltd. .........................................                1,224
          46,800          Furukawa Electric Co., Ltd. ..........................                  816
          15,000          Gunma Bank Ltd. ......................................                   73
             800          Hirose Electric Co., Ltd. ............................                   77
         114,000          Hitachi Ltd. .........................................                1,014
          32,000          Honda Motor Co., Ltd. ................................                1,191
           1,000          Hoya Corp. ...........................................                   73
          27,000          Ito-Yokado Co., Ltd. .................................                1,345
        (a)1,000          Itochu Corp. .........................................                    5
          35,000          Japan Airlines Co., Ltd. .............................                  160
       (a)10,000          Japan Energy Corp. ...................................                   15
              98          Japan Tobacco, Inc. ..................................                  759
          11,600          Joyo Bank Ltd. .......................................                   37
          24,800          Jusco Co., Ltd. ......................................                  537
             400          Kadokawa Shoten Publishing Co., Ltd. .................                   11
      (c)109,400          Kajima Corp. .........................................                  303
           4,000          Kaneka Corp. .........................................                   38
          82,900          Kansai Electric Power Co., Ltd. ......................                1,404
          49,000          Kao Corp. ............................................                1,421
       (a)13,000          Kawasaki Heavy Industries Ltd. .......................                   14
         102,000          Kawasaki Steel Corp. .................................                  105
           3,000          Kinden Corp. .........................................                   17
      (c)100,200          Kinki Nippon Railway Co., Ltd ........................                  417
         120,400          Kirin Brewery Co., Ltd. ..............................                1,076
          96,400          Komatsu Ltd. .........................................                  425
             600          Konami Co., Ltd. .....................................                   45
         150,000          Kubota Corp. .........................................                  456
           4,000          Kuraray Co.,  Ltd. ...................................                   37
           7,100          Kyocera Corp. ........................................                  774
           6,600          Kyowa Hakko Kogyo Co., Ltd. ..........................                   46
           1,000          Marubeni Corp. .......................................                    2
          18,000          Marui Co., Ltd. ......................................                  271
         113,000          Matsushita Electric Industrial Co., Ltd. .............                2,695
           3,000          Minebea Co., Ltd. ....................................                   28
         104,000          Mitsubishi Chemical Corp. ............................                  274
          19,000          Mitsubishi Corp. .....................................                  140
         154,800          Mitsubishi Electric Corp. ............................                  951
       (c)59,000          Mitsubishi Estate Co., Ltd. ..........................                  629
         285,000          Mitsubishi Heavy Industries Ltd. .....................                1,240
          72,400          Mitsubishi Materials Corp. ...........................                  173
          80,000          Mitsubishi Trust & Banking Co. .......................                  549
          20,800          Mitsui & Co., Ltd. ...................................                  131
           5,000          Mitsui Fire & Marine Insurance .......................                   29
          37,400          Mitsui Fudosan Co., Ltd. .............................                  371
       (c)45,800          Mitsukoshi Ltd. ......................................                  186
             311          Mizuho Holding, Inc. .................................                1,924
           9,000          Murata Manufacturing Co., Ltd. .......................                1,054
       (c)18,800          Mycal Corp. ..........................................                   40
          (c)700          NAMCO Ltd. ...........................................                   13
          54,400          NEC Corp. ............................................                  993
       (c)38,600          NGK Insulators Ltd. ..................................                  510
       (c)29,000          NGK Spark Plug Co., Ltd. .............................                  423
        (c)4,800          Nichiei Co., Ltd. (Kyoto) ............................                   25
        (c)2,100          Nidec Corp. ..........................................                   99
          13,000          Nikon Corp. ..........................................                  139
           8,100          Nintendo Corp., Ltd. .................................                1,273
          58,800          Nippon Express Co., Ltd. .............................                  354
          25,600          Nippon Meat Packers, Inc. ............................                  348
         157,800          Nippon Oil Co., Ltd. .................................                  758
           9,000          Nippon Paper Industries Co. ..........................                   54
         484,000          Nippon Steel Co. .....................................                  799
             413          Nippon Telegraph & Telephone Corp. (NTT) .............                2,970

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Active International Allocation Portfolio
                                  10

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                                             VALUE
SHARES                                                                                       (000)
-----------------------------------------------------------------------------------------------------------
  JAPAN  (CONT.)
         101,000          Nippon Yusen Kabushiki Kaisha ........................                 $417
      (a)112,600          Nissan Motor Co., Ltd. ...............................                  647
           1,500          Nissin Food Products Co. .............................                   37
           2,000          Nitto Denko Corp. ....................................                   54
         114,000          Nomura Securities Co., Ltd. ..........................                2,047
           7,000          NSK Ltd. .............................................                   43
       (c)15,000          Obayashi Corp. .......................................                   64
         119,400          Oji Paper Co., Ltd. (New) ............................                  616
           3,000          Olympus Optical Co.,  Ltd. ...........................                   52
           7,000          Omron Corp. ..........................................                  145
          19,000          Onward Kashiyama Co., Ltd. ...........................                  158
           5,400          Oriental Land Co., Ltd. ..............................                  361
           3,900          Orix Corp. ...........................................                  391
         180,600          Osaka Gas Co., Ltd. ..................................                  548
          14,000          Pioneer Electric Corp. ...............................                  373
           6,500          Promise Co., Ltd .....................................                  460
           5,000          Rohm Co., Ltd. .......................................                  948
         202,000          Sakura Bank Ltd. .....................................                1,218
          29,800          Sankyo Co., Ltd. .....................................                  713
         141,000          Sanyo Electric Co., Ltd. .............................                1,170
          18,800          Secom Co., Ltd. ......................................                1,224
       (c)11,600          Sega Enterprises Ltd. ................................                  113
           1,000          Sekisui Chemical Co. .................................                    3
          57,600          Sekisui House Co., Ltd ...............................                  526
          41,200          Sharp Corp. ..........................................                  496
             200          Shimamura Co., Ltd. ..................................                   11
           8,200          Shimano, Inc. ........................................                  161
       (c)80,600          Shimizu Corp. ........................................                  238
          11,000          Shin-Etsu Chemical Co., Ltd. .........................                  423
           7,000          Shionogi & Co., Ltd. .................................                  143
          25,000          Shiseido Co., Ltd. ...................................                  278
          50,600          Shizuoka Bank Ltd. ...................................                  459
          10,000          Showa Shell Sekiyu K.K. ..............................                   42
          16,000          Skylark Co., Ltd. ....................................                  447
           4,700          SMC Corp. ............................................                  604
          13,900          Softbank Corp. .......................................                  482
          42,800          Sony Corp. ...........................................                2,954
         139,000          Sumitomo Bank ........................................                1,425
         109,600          Sumitomo Chemical Co., Ltd. ..........................                  543
          11,400          Sumitomo Corp. .......................................                   82
       (c)85,400          Sumitomo Electric Industries .........................                1,398
             400          Sumitomo Forestry Co., Ltd. ..........................                    3
           3,000          Sumitomo Marine & Fire Insurance Co., Ltd. ...........                   19
          34,800          Sumitomo Metal & Mining Co. ..........................                  182
       (a)46,000          Sumitomo Metal Industries ............................                   26
         110,400          Taisei Corp., Ltd. ...................................                  221
          24,800          Taisho Pharmaceutical Co., Ltd. ......................                  670
           6,000          Taiyo Yuden Co., Ltd. ................................                  200
        (c)2,000          Takara Shuzo .........................................                   35
          60,600          Takeda Chemical Industries ...........................                3,579
           8,400          Takefuji Corp. .......................................                  528
          64,400          Teijin Ltd. ..........................................                  332
          18,000          Terumo Corp. .........................................                  393
           3,000          The 77 Bank, Ltd. ....................................                   17
         203,000          The Bank of Tokyo-Mitsubushi Ltd. ....................                2,017
          59,400          Tobu Railway Co., Ltd. ...............................                  174
          29,900          Tohoku Electric Power Co., Ltd. ......................                  399
      (c)136,800          Tokai Bank Ltd. ......................................                  592
          94,000          Tokio Marine & Fire Insurance Co., Ltd. ..............                1,075
          16,000          Tokyo Broadcasting System, Inc. ......................                  473
         108,000          Tokyo Electric Power Co. .............................                2,675
           5,800          Tokyo Electron Ltd. ..................................                  318
         175,600          Tokyo Gas Co. ........................................                  519
       (c)63,400          Tokyu Corp. ..........................................                  341
          47,600          Toppan Printing Co., Ltd. ............................                  414
          72,100          Toray Industries, Inc. ...............................                  271
         108,000          Toshiba Corp. ........................................                  721
           3,000          Tostem Corp. .........................................                   37
       (c)58,600          Toto Ltd. ............................................                  417
           3,000          Toyo Seikan Kaisha Ltd. ..............................                   49
         137,000          Toyota Motor Corp. ...................................                4,369
         107,400          Ube Industries Ltd. ..................................                  241
           1,100          Uni-Charm Corp. ......................................                   56
          (c)700          World Co. Ltd. .......................................                   26
          22,000          Yamanouchi Pharmaceutical Co. ........................                  950
           4,000          Yamato Transport Co.,  Ltd. ..........................                   73
          11,000          Yokogawa Electric Corp. ..............................                   93
                                                                                          -------------
                                                                                               95,033
                                                                                          -------------
  NETHERLANDS (6.6%)
          51,370          ABN Amro Holding N.V. ................................                1,168
          70,167          Aegon N.V. ...........................................                2,903
          12,078          Akzo Nobel N.V. ......................................                  649
           5,740          ASM Lithography Holding N.V. .........................                  130
           5,832          Buhrmann N.V. ........................................                  156
          37,970          Elsevier N.V. ........................................                  558
       (a)12,282          Getronics NV .........................................                   72
           5,521          Hagemeyer N.V. .......................................                  123
          43,704          Heineken N.V. ........................................                2,645
          59,099          ING Groep N.V. .......................................                4,721
          37,839          Koninklijke Ahold N.V. ...............................                1,221
          79,131          Koninklijke Philips Electronics N.V. .................                2,899
           1,131          Oce N.V. .............................................                   18
          16,575          Rodamco Continental Europe N.V. ......................                  632
         166,631          Royal Dutch Petroleum Co. ............................               10,210
          19,142          Royal KPN N.V. .......................................                  220
          29,995          TNT Post Group N.V. ..................................                  726
          10,860          Uni Ivest N.V. .......................................                  114
          80,707          Unilever N.V. ........................................                5,107
           4,826          Vedior N.V. ..........................................                   58
          17,816          Wolters Kluwer N.V. ..................................                  486
                                                                                        -------------
                                                                                               34,816
                                                                                        -------------
  NEW ZEALAND (0.0%)
          61,015          Carter Holt Harvey Ltd. ..............................                   44
                                                                                        -------------
  NORWAY (0.0%)
           2,300          Elkem ASA ............................................                   37
           1,400          Norske Skogindustrier ASA,  Class A ..................                   59
           9,900          Orkla ASA ............................................                  195
                                                                                        -------------
                                                                                                  291
                                                                                        -------------
  PORTUGAL (0.5%)
          50,815          Banco Commercial Portugues (Registered) ..............                  270

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio
                                  11

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                                             VALUE
SHARES                                                                                       (000)
-----------------------------------------------------------------------------------------------------------
  PORTUGAL  (CONT.)
           9,463          Banco Espirito Santo e Comercial de Lisboa (Registered)                      $159
          60,305          Banco Portugues de Investimento (New) ................                        189
          33,670          Brisa-Auto Estradas de Portugal S.A. .................                        300
               1          Cimpor SGPS ..........................................                         --
         394,600          Electricidade de Portugal S.A. .......................                      1,304
        (d)9,119          Jeronimo Martins SGPS ................................                         94
          11,996          Portucel Industrial-Empressa .........................                         82
          21,889          Portugal Telecom .....................................                        200
      (a)103,880          Sonae SGPS S.A. ......................................                        117
                                                                                              -------------
                                                                                                      2,715
                                                                                              -------------
  SINGAPORE (1.0%)
          93,750          Capitaland Ltd. .....................................                         162
          10,000          Chartered Semiconductor Manufacturing Ltd. ..........                          27
          49,000          City Developments Ltd. ..............................                         228
           1,450          Creative Technology Ltd. ............................                          17
          21,000          Cycle & Carriage Ltd. ...............................                          40
          88,441          DBS Group Holdings Ltd. .............................                       1,000
          21,000          First Capital Corp., Ltd. ...........................                          17
          23,800          Fraser & Neave Ltd. .................................                          92
          61,000          Hotel Properties Ltd. ...............................                          52
          58,750          Keppel Corp., Ltd. ..................................                         115
       (a)47,000          Neptune Orient Lines Ltd. (Foreign) .................                          37
          84,688          Oversea-Chinese Banking Corp. (Foreign) .............                         630
          31,000          Parkway Holdings Ltd. ...............................                          57
         131,644          Sembcorp Industries Ltd. ............................                         129
          87,000          Singapore Airlines Ltd. (Foreign) ...................                         863
          27,018          Singapore Press Holdings Ltd. .......................                         399
         218,000          Singapore Technologies Engineering Ltd. .............                         351
         160,500          Singapore Telecommunications Ltd. ...................                         249
         119,000          United Industrial Corp., Ltd. .......................                          58
          68,328          United Overseas Bank Ltd. (Foreign) .................                         512
          45,000          United Overseas Land Ltd. ...........................                          40
           8,000          Venture Manufacturing (Singapore) Ltd. ..............                          54
                                                                                              -------------
                                                                                                      5,129
                                                                                              -------------
  SPAIN (3.0%)
           4,236          Acerinox ............................................                         129
           4,981          ACS Actividades .....................................                         117
          14,239          Aguas de Barcelona ..................................                         174
          21,489          Autopistas Concesionaria Espanola ...................                         188
           2,643          Azucarera Ebro Agricolas ............................                          30
         189,856          Banco Bilbao Vizcaya (Registered) ...................                       2,825
         179,371          Banco Santander .....................................                       1,920
           5,977          Corporacion Mapfre ..................................                         114
          97,009          Endesa ..............................................                       1,653
           7,584          Fomento Construction y Cantractas ...................                         144
          44,619          Gas Natural SDG S.A. ................................                         813
          14,276          Grupo Dragados, S.A. ................................                         155
          89,995          Iberdrola ...........................................                       1,128
          24,670          Imobiliaria Colonial S.A. ...........................                         331
          26,946          Inmobiliaria Metropolitana Vasco Central ............                         391
       (a)24,739          Prima Immobiliaria S.A. .............................                         256
          96,761          Repsol ..............................................                       1,546
           7,936          SOL Melia S.A. ......................................                          82
          16,218          Tabacalera ..........................................                         251
         135,143          Telefonica ..........................................                       2,233
       (a)18,386          Telepizza ...........................................                          44
          29,782          Union Electrica Fenosa ..............................                         547
              57          Uralita .............................................                          --
         103,645          Vallehermoso ........................................                         631
             115          Viscofan Envolturas Celulosicas                                                --
           3,981          Zardoya Otis ........................................                          35
                                                                                              -------------
                                                                                                     15,737
                                                                                              -------------
  SWEDEN (2.1%)
           3,274          Assidoman AB ........................................                          66
           9,750          Atlas Copco AB, Class A .............................                         213
           5,500          Atlas Copco AB, Class B .............................                         115
          44,910          Castellum AB ........................................                         495
          52,900          Drott AB, Class B ...................................                         728
          23,600          Electrolux AB, Series B .............................                         306
          59,400          Hennes & Mauritz AB, Class B ........................                         919
          18,000          JM AB ...............................................                         398
        (a)1,333          Netcom Systems AB, Class B ..........................                          55
           5,500          OM Gruppen AB .......................................                         136
           6,600          S.K.F. AB, Class B ..................................                         100
       (a)21,100          Sandvik AB ..........................................                         507
          30,140          Securitas AB, Class B ...............................                         559
          78,600          Skandia Forsakrings AB ..............................                       1,278
          24,500          Skandinaviska Enskilda Banken, Class A ..............                         270
           9,600          Skanska AB, Class B .................................                         397
          22,272          Svenska Cellulosa AB, Class B .......................                         473
          26,500          Svenska Handelsbanken, Class A ......................                         453
           5,000          Svenskt Stal AB (SSAB), Series A ....................                          48
          22,200          Swedish Match AB ....................................                          87
      (a)248,000          Telefonaktiebolaget LM Ericsson .....................                       2,824
          28,400          Telia AB ............................................                         146
          10,900          Trelleborg AB, Class B ..............................                          78
           3,600          Volvo AB, Class A ...................................                          59
          13,650          Volvo AB, Class B ...................................                         226
          27,600          Wihlborgs Fastigheter AB ............................                          38
       (a)27,500          Wm-Data AB ..........................................                         132
                                                                                              -------------
                                                                                                     11,106
                                                                                              -------------
  SWITZERLAND (7.3%)
          19,348          ABB AG ..............................................                       2,062
           1,426          Adecco ..............................................                         897
           9,980          CS Holding AG (Registered) ..........................                       1,896
             195          Georg Fischer AG ....................................                          55
          (a)690          Givaudan ............................................                         182
             233          Holderbank Financiere Glarus AG .....................                          76
             237          Holderbank Financiere Glarus AG, Class B (Bearer) ...                         285
              61          Lonza AG ............................................                          36
           5,648          Nestle (Registered) .................................                      13,171
           3,086          Novartis AG (Registered) ............................                       5,454
             120          Roche Holding AG (Bearer) ...........................                       1,488
             327          Roche Holding AG (Registered) .......................                       3,331
              83          SAirgroup ...........................................                          13
              10          SGS Surveillance ....................................                          15
             340          SMH AG (Bearer) .....................................                         425

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio
                                       12

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                                           VALUE
SHARES                                                                                     (000)
-----------------------------------------------------------------------------------------------------------
  SWITZERLAND  (CONT.)
          (a)232          Sulzer AG (Registered) ..............................                        $167
             330          Swatch Group AG .....................................                          86
             893          Swiss Reinsurance (Registered) ......................                       2,140
           3,236          Swisscom AG (Registered) ............................                         841
           4,117          Syngenta AG .........................................                         221
          15,357          UBS AG ..............................................                       2,506
             321          Valora Holding AG ...................................                          69
           5,117          Zurich Financial Services AG ........................                       3,084
                                                                                              -------------
                                                                                                     38,500
                                                                                              -------------
  UNITED KINGDOM (22.3%)
          52,981          3I Group plc ........................................                         980
       (a)63,087          Abbey National plc ..................................                       1,149
          50,346          Amvescap plc ........................................                       1,034
       (a)52,250          ARM Holdings plc ....................................                         395
             401          AWG plc .............................................                           4
          79,680          BAA plc .............................................                         736
          84,658          Barclays plc ........................................                       2,622
          81,893          Bass plc ............................................                         892
         271,319          BG plc ..............................................                       1,062
           2,170          BICC plc ............................................                           4
          13,456          Blue Circle Industries plc ..........................                          89
          55,096          BOC Group plc .......................................                         837
          55,983          Boots Co. plc .......................................                         510
       2,197,935          BP Amoco plc ........................................                      17,738
         207,851          British Aerospace plc ...............................                       1,187
         108,999          British Airways plc .................................                         636
         239,352          British American Tobacco plc ........................                       1,823
         181,471          British Land Co. plc ................................                       1,288
         118,809          British Sky Broadcasting plc ........................                       1,991
         536,706          British Telecommunications plc ......................                       4,588
         306,232          BTR plc .............................................                         716
           7,246          Bunzl plc ...........................................                          44
         207,628          Cadbury Schweppes plc ...............................                       1,437
       (a)21,686          Canary Wharf Finance plc ............................                         158
          66,783          Capital Group plc ...................................                         499
           3,009          Caradon plc .........................................                           9
          49,919          Carlton Communications plc ..........................                         456
         258,045          Centrica plc ........................................                       1,000
          48,129          Chelsfield plc ......................................                         260
         155,075          Commercial Union plc ................................                       2,508
          67,260          Corus Group plc .....................................                          71
         366,257          Diageo plc ..........................................                       4,105
         124,823          Dixons Group plc ....................................                         418
          54,252          EMI Group plc .......................................                         446
         101,758          GKN plc .............................................                       1,075
         242,031          Glaxosmithkline plc .................................                       6,836
         182,740          Granada Compass plc .................................                       1,990
          59,270          Grantchester Holdings plc ...........................                         180
          67,254          Great Portland Estates plc ..........................                         294
          80,414          Great Universal Stores plc ..........................                         632
         103,268          Halifax plc .........................................                       1,024
          61,530          Hammerson plc .......................................                         426
          15,976          Hanson plc ..........................................                         110
         127,318          Hays plc ............................................                         735
         413,052          HSBC Holdings plc ...................................                       6,081
         112,623          Imperial Chemical Industries plc ....................                         929
           3,250          Johnson Matthey plc .................................                          51
          96,086          Kingfisher plc ......................................                         715
         155,215          Ladbroke Group plc ..................................                         485
          98,489          Land Securities plc .................................                       1,240
           3,637          Lasmo plc ...........................................                          11
         271,319          Lattice Group plc ...................................                         612
         385,630          Legal & General Group plc ...........................                       1,063
         233,381          Lloyds TSB Group plc ................................                       2,469
          25,174          Logica plc ..........................................                         658
          90,390          Marconi plc .........................................                         971
         206,709          Marks and Spencer plc ...............................                         575
          45,945          MISYS plc ...........................................                         453
         102,139          National Grid Group plc .............................                         929
          54,641          National Power plc ..................................                         205
          47,886          Nycomed Amersham plc ................................                         399
          43,296          P&O Princess Cruises plc ............................                         183
          37,814          Pearson plc .........................................                         899
          43,296          Peninsular & Oriental Steam Navigation ..............                         205
           5,289          Pilkington plc ......................................                           9
         126,073          Prudential Corp. plc ................................                       2,029
           9,200          Psion plc ...........................................                          39
          33,172          Railtrack Group plc .................................                         459
           2,613          Rank Group plc ......................................                           7
          69,981          Reed International plc ..............................                         732
         140,279          Rentokil Initial plc ................................                         484
          98,161          Reuters Group plc ...................................                       1,662
           9,596          Rexam plc ...........................................                          32
          99,759          Rio Tinto plc .......................................                       1,756
           4,925          RMC Group plc .......................................                          43
         108,587          Royal Bank of Scotland Group plc ....................                       2,567
         130,994          Sainsbury (J) plc ...................................                         777
          19,014          Schroders plc .......................................                         375
         127,263          Scottish Power plc ..................................                       1,006
          28,645          SEMA Group plc ......................................                         126
          90,847          Slough Estates plc ..................................                         559
          29,103          Smith & Nephew plc ..................................                         135
             692          Smiths Industries plc ...............................                           8
          25,866          Tate & Lyle plc .....................................                          96
           1,502          Taylor Woodrow plc ..................................                           4
         480,250          Tesco plc ...........................................                       1,958
          84,422          The Sage Group plc ..................................                         387
         308,540          Unilever plc ........................................                       2,642
          52,187          United Utilities plc ................................                         519
       3,054,851          Vodafone Group plc ..................................                      11,208
          60,146          WPP Group plc .......................................                         784
          69,162          Zeneca Group plc ....................................                       3,489
                                                                                              -------------
                                                                                                    118,019
                                                                                              -------------
    TOTAL COMMON STOCKS (Cost $481,785) .......................................                     467,634
                                                                                              -------------
PREFERRED STOCKS (0.5%)
    AUSTRALIA (0.1%)
          66,716          News Corp., Ltd. ....................................                         475
                                                                                              -------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio
                                       13

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                                           VALUE
SHARES                                                                                     (000)
-----------------------------------------------------------------------------------------------------------
  CHINA/HONG KONG (0.1%)
          178,500         Johnson Electric Holdings Ltd. ......................                        $275
                                                                                              -------------
  GERMANY (0.3%)
           1,600          RWE AG ..............................................                          52
          10,101          SAP AG ..............................................                       1,442
           3,250          Volkswagen AG .......................................                          99
                                                                                              -------------
                                                                                                      1,593
                                                                                              -------------
  ITALY (0.0%)
           2,110          Fiat S.p.A. .........................................                          35
                                                                                              -------------
TOTAL PREFERRED STOCKS (Cost $3,039) ..........................................                       2,378
                                                                                              -------------


 NO. OF
WARRANTS
---------


WARRANTS (0.0%)
  FRANCE (0.0%)
           1,644          Simco (CTF), expiring 10/31/03 ......................                           9
                                                                                              -------------
  ITALY (0.0%)
            (a)3          Banca Intesa, expiring 11/15/02......................                          --
                                                                                              -------------
TOTAL WARRANTS (Cost $--) .....................................................                           9
                                                                                              -------------
 FACE
AMOUNT
(000)
---------

FIXED INCOME SECURITIES (0.0%)
  FRANCE (0.0%)
           $136    Casino Guichard-Perrachon, Series XW 4.50%, 7/12/01 .......                           128
                                                                                              -------------
  PORTUGAL (0.0%)
             10    Jeronimo Martins SGPS,
                     Zero Coupon, 12/30/04 ....................................                           3
                                                                                              -------------
TOTAL FIXED INCOME SECURITIES (Cost $66).......................................                         131
                                                                                              -------------
TOTAL FOREIGN SECURITIES (88.9%)(Cost $484,890) ...............................                     470,152
                                                                                              -------------
SHORT-TERM INVESTMENTS (16.9%)
SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON LOANED SECURITIES (3.7%)
          1,000        AT&T Corp., CP., 6.725%, 7/19/01.............................                  1,000
            250        Bayerische Landesbank, N.Y.,Yankee CD, 6.68%, 2/22/01........                    250
          1,250        Bear Stearns, Yankee CD, 6.72%, 5/04/01......................                  1,250
            650        BNP Paribas N.Y., Yankee CD, 6.53%, 1/08/01..................                    650
          1,749        CIT Group Holdings, MTN, 6.70%, 5/24/01 .....................                  1,749
            991        Citibank Credit Card CP., 6.78%, 1/09/01.....................                    991
            675        Commerzbank AG, N.Y., Yankee CD, 6.55%, 1/08/01 .............                    675
            650        Dexia Bank N.Y., Yankee CD, 6.53%, 1/08/01...................                    650
          1,750        First Union Bank, CD, 6.68%, 2/20/01.........................                  1,750
          1,702        Goldman Sachs Group, L.P., MTN, 6.27%, 1/09/01...............                  1,702
          1,750        Links Finance Corp., MTN, 6.65%, 5/21/01.....................                  1,750
          1,199        Nordeutsche Landesbank, N.Y., Yankee CD, 6.76%, 2/26/01......                  1,199


FACE
AMOUNT                                                                                            VALUE
(000)                                                                                             (000)
-----------------------------------------------------------------------------------------------------------

          $ 3,241      Salomon Smith Barney, Inc., 6.50%, dated
                       12/29/00, due 1/02/01 .......................................                 $3,241
              742      Sheffield Receivable Corp., CP, 6.73%, 1/25/01...............                    742
            1,199      Svenska Handelsbank, N.Y., Yankee CD, 6.67%, 2/26/01.........                  1,199
              600      Toyota Motor Credit Corp., MTN, 6.27%, 1/09/00...............                    600
                                                                                                     ------
  TOTAL SECURITIES HELD FOR COLLATERAL ON LOANED SECURITIES...........................               19,398
                                                                                          -----------------
  REPURCHASE AGREEMENT (13.2%)
      (f)69,729    Chase Securities, Inc., 5.60%, dated
                   12/29/00, due 1/02/01(Cost $69,729).................................              69,729

                                                                                          -----------------
TOTAL SHORT-TERM INVESTMENTS (Cost $89,127)............................................              89,127
                                                                                          -----------------
FOREIGN CURRENCY (0.0%)
              4    Australian Dollar...................................................                   2
             44    British Pound.......................................................                  66
             42    Euro................................................................                  39
             44    Hong Kong Dollar....................................................                   6
          1,044    Japanese Yen........................................................                   9
              2    New Zealand Dollar..................................................                   1
         82,750    South Korean Won....................................................                  65
                                                                                          -----------------
TOTAL FOREIGN CURRENCY (Cost $196).....................................................                 188
                                                                                          -----------------
  TOTAL INVESTMENTS (105.8%) (Cost $574,213)...........................................            $559,467
                                                                                          -----------------
OTHER ASSETS (2.0%)
   Receivable for Investments Sold.......................................        $7,291
   Due from Broker.......................................................         1,767
   Receivable for Portfolio Shares Sold..................................           642
   Dividends Receivable..................................................           592
   Foreign Withholding Tax Reclaim Receivable............................           268
   Net Receivable for Daily Variation on Futures Contracts...............           175
   Interest Receivable...................................................            52
   Other                                                                             26              10,813
                                                                           -------------
LIABILITIES (-7.8%)
   Collateral on Securities Loaned.......................................      (19,398)
   Payable for Investments Purchased.....................................      (19,342)
   Bank Overdraft Payable ...............................................         (997)
   Investment Advisory Fees Payable......................................         (756)
   Net Unrealized Loss on Foreign Currency Exchange Contracts............         (256)
   Payable for Portfolio Redeemed........................................         (115)
   Administrative Fees Payable...........................................          (95)
   Custodian Fees Payable................................................          (79)
   Directors' Fees and Expenses Payable..................................          (29)
   Distribution Fees Payable.............................................          (22)
  Other Liabilities......................................................          (68)             (41,157)
                                                                           -------------  -----------------
NET ASSETS (100%)                                                                                  $529,123
                                                                                          =================

    The accompanying notes are an integral part of the financial statements
--------------------------------------------------------------------------------
Active International Allocation Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                                         AMOUNT
                                                                                         (000)
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital..................................................................           $559,412
Distributions in Excess of Net Investment Income.................................             (2,199)
Accumulated Net Realized Loss....................................................            (13,476)
Unrealized Depreciation on Investments and Foreign Currency Translations.........            (14,614)
                                                                                          ------------
NET ASSETS.......................................................................           $529,123
                                                                                          ============
CLASS A:
--------

NET ASSETS.......................................................................           $509,309
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 47,693,181 outstanding $0.001 par value shares (authorized 500,000,000
shares)..........................................................................             $10.68
                                                                                          ============
CLASS B:
--------

NET ASSETS.......................................................................            $19,814
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 1,833,961 outstanding $0.001 par value shares (authorized 500,000,000
shares)..........................................................................             $10.80
                                                                                          ============

--------------------------------------------------------------------------------
(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2000 -- See Note A-9 to financial statements.
(d) -- Security valued at fair value -- See Note A-1 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
CD  -- Certificate of Deposit
CP  -- Commercial Paper
MTN -- Medium Term Note
NCS -- Non-Convertible Shares
RFD -- Ranked for Dividend
RNC -- Non-Convertible Savings Shares
--------------------------------------------------------------------------------

FUTURES CONTRACTS:
At December 31, 2000, the following futures contracts were open:



                                                                             NET
                                                                          UNREALIZED
                              NUMBER       NOTIONAL                      APPRECIATION
                                OF           VALUE        EXPIRATION    (DEPRECIATION)
                             CONTRACTS       (000)           DATE            (000)
                             ---------    ------------    ----------    --------------

LONG:

MIB30 Index
  (Italy).................        26        U.S.$ 5,287     March-01         $ (99)
FTSE 100 Index
  (United Kingdom)               233        U.S.$21,537     March-01          (204)
SHORT:
DAX Index
  (Germany)                       60        U.S.$ 8,535     March-01            446
                                                                             ------
                                                                               $143
                                                                             ======



-----------------------------------------------------------------------------------------------------------
                          SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION
                                                                    VALUE          PERCENT OF
SECTOR                                                              (000)          NET ASSETS
-----------------------------------------------------------------------------------------------------------
Consumer Discretionary                                             $61,659             11.7%
Consumer Staples                                                    53,713             10.2
Energy                                                              46,285              8.7
Financials                                                         116,878             22.1
Healthcare                                                          34,744              6.6
Industrials                                                         44,158              8.3
Information Technology                                              25,229              4.8
Materials                                                           23,761              4.5
Telecommunication Services                                          36,388              6.9
Utilities                                                           27,337              5.1
                                                                  --------            ------
                                                                  $470,152             88.9%
                                                                  ========            ======

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
    Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


    CURRENCY                                          IN                             NET
       TO                                          EXCHANGE                       UNREALIZE
     DELIVER            VALUE     SETTLEMENT         FOR            VALUE         GAIN/(LOSS)
     (000)              (000)        DATE           (000)           (000)            (000)
-----------------     --------    ----------    --------------    ------------   ------------
GBP         3,907       $5,839     1/02/01     U.S.$       5,752        $5,752      $(87)
GBP           826        1,234     1/03/01     U.S.$       1,220         1,220       (14)
JPY     1,371,023       12,101     3/02/01     U.S.$      12,482        12,482        381
JPY     1,627,765       14,368     3/02/01     U.S.$      14,384        14,384         16
AUD         1,563         $870     3/16/01     U.S.$         848          $848      $(22)
EUR        49,795       46,903     3/16/01     U.S.$      44,195        44,195    (2,708)
EUR         1,172        1,104     3/16/01     U.S.$       1,048         1,048       (56)
EUR           415          390     3/16/01     U.S.$         370           370       (20)
JPY     1,811,000       16,021     3/16/01     U.S.$      16,499        16,499        478
JPY     1,017,194        8,999     3/16/01     U.S.$       9,350         9,350        351
JPY       685,000        6,060     3/16/01     U.S.$       6,193         6,193        133
JPY     2,480,957       21,948     3/16/01     U.S.$      22,307        22,307        359
GBP            17           26     3/16/01     U.S.$          26            26         --
U.S.$         854          854     3/16/01     AUD         1,563           870         16
U.S.$       8,199        8,199     3/16/01     EUR         9,162         8,630        431
U.S.$      28,438       28,438     3/16/01     EUR        31,996        30,137      1,699
U.S.$       5,398        5,398     3/16/01     EUR         5,815         5,477         79
U.S.$      11,465       11,465     3/16/01     JPY     1,245,752        11,021      (444)
U.S.$      17,089       17,089     3/16/01     JPY     1,854,152        16,403      (686)
U.S.$       5,866        5,866     3/16/01     JPY       637,690         5,641      (225)
U.S.$      21,759       21,759     3/16/01     GBP        14,584        21,822         63
                        ------                                       ---------     ------
                      $234,931                                        $234,675     $(256)
                      ========                                        ========     ======

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (DECEMBER 31, 2000)
------------------------------------------------------------------------------
[CHART]

China/Hong Kong      (40.3%)
South Korea          (19.3%)
Taiwan               (15.9%)
Singapore            (15.1%)
Malaysia              (5.1%)
Thailand              (2.3%)
Philippines           (0.6%)
Indonesia             (0.4%)
Other                 (1.0%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
----------------------------------------------------
                                             [GRAPH]

                                       MSCI Combined
                  Asian Equity            Far East
                   Portfolio-          Free ex-Japan
                    Class A               Index (1)
            ----------------------     -------------
1991              $  500,000           $  500,000
10/31/92          ----------           ----------
12/31/92          ----------           ----------
1993              ----------           ----------
1994              ----------           ----------
1995              ----------           ----------
1996              ----------           ----------
1997              ----------           ----------
1998              ----------           ----------
1999              ----------           ----------
2000              $  620,431           $709,490

*  Commenced operations on July 1, 1991
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR
EAST FREE EX-JAPAN INDEX(1)
------------------------------------------------------------------------------

                                       TOTAL RETURNS(2)
                               ------------------------------
                                         AVERAGE    AVERAGE
                                          ANNUAL     ANNUAL
                                  ONE      FIVE      SINCE
                                 YEAR     YEARS    INCEPTION
                               -------- --------- ------------
PORTFOLIO -- CLASS A..........  -40.65%   -12.62%      2.30%
PORTFOLIO -- CLASS B..........  -40.74       N/A     -12.94
INDEX -- CLASS A..............  -36.80     -9.60       3.94
INDEX -- CLASS B..............  -36.80       N/A      -9.66

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, South Korea, Singapore, Taiwan and Thailand.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -40.65% for the Class A shares and -40.74% for the Class B shares compared to -36.80% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was -12.62% compared to -9.60% for the Index. For the period from inception on July 1, 1991 through December 31, 2000, the average annual total return for the Class A shares was 2.30% compared to 3.94% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was -12.94% compared to -9.66% for the Index.

Asian equities were the worst performers in the emerging markets asset class for the year. As earnings growth peaked in the middle of the year, growth-oriented markets like Taiwan, South Korea and Thailand were the worst performers in the year. Markets like Hong Kong and Singapore heavily weighted with interest rate-sensitive and defensive utility stocks, were the best performing markets.

The Korean market tracked the technology heavy NASDAQ market down in the fourth quarter falling by over 20%. Domestic investor confidence was extremely low because of delays in corporate restructuring, a slowing economy and an

------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE
AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

------------------------------------------------------------------------------
Asian Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

illiquid bond market with most funds trapped in bank deposits. Issues surrounding the restructuring of two large business conglomerates, Daewoo and Hyundai were not being addressed quickly enough. However, towards the end of the year the government announced a series of positive measures including the much anticipated 40 trillion won in public funds for financial sector restructuring, forming a second bond stabilization fund. The government also came up with a list of non-viable companies to be either shut down or rehabilitated. In the last two weeks of the year, announcements were made with respect to the consolidation of the banking sector, including the merger of the two largest retail-oriented banks in Korea - Housing and Commercial Bank and Kookmin Bank. This consolidation in the banking industry is likely to drive down deposit rates and stimulate liquidity into the financial markets. We have been adding incrementally to our positions in the well-capitalized banks in Korea and sold out of government- owned undercapitalized banks like Hanvit Bank.

Hong Kong was the best performing large market in the region for the year 2000 and in the fourth quarter. Hong Kong has been regarded as a relative safe haven by investors given that it is likely to benefit from falling U.S. interest rates as well as the recovery in domestic Chinese demand. Since the U.S. Federal Reserve shifted to an easing bias in December, we are likely to see an easing of interest rates of at least 150 basis points through 2001. U.S. interest rates are key in Hong Kong given the currency board system, and declining real interest rates are likely to keep market sentiment buoyant. However, declining interest rates have been well anticipated and most investors seem to be overweight the Hong Kong market. Institutional liquidity is hemmed into interest rate sensitive stocks and big cap names like Hang Seng Bank and Sun Hun Kai Properties are looking fairly expensive. We have a significant underweight position in both these names, though we continue to be overweight Cheung Kong. Although Chueng Kong's property business accounts for only 20% of its net asset value, the company is a major developer in the Hong Kong residential market. Cheung Kong owns the second largest residential land bank located mainly in urban areas. The physical property market continues to be sluggish and the Hong Kong government has not abandoned its policy of increasing housing supply to boost home ownership. We are cautious on residential property sector stocks.

The Taiwan market declined by over 20% in the fourth quarter, with market sentiment heavily dampened by prospects of a slowdown in growth in the technology sector. Taiwan's internal political and financial problems continued to make headline news as the opposition parties lobbied for the impeachment of DPP president Chen. Retail ownership of equities declined dramatically in the quarter. Selling was mainly triggered by deterioration of technology companies' earnings prospects, political paralysis on the nuclear power plant issue and problem loans in the banking system. MSCI's decision to keep Taiwan's weighting at 80% was another technical negative for the market.

The first sign that technology sector fundamentals were turning negative began to emerge in the third quarter of 2000 as the "back-to-school" PC demand failed to materialize. The sector where earnings are at the biggest risk due to demand slowdown is the capital-intensive semiconductor sector. Hence, we reduced our exposure to the semiconductor foundry sector by moving to an underweight position on Taiwan Semiconductor Manufacturing Co. (TSMC) and United Microelectronics (UMC) during the fourth quarter. However, we continue to maintain a long-term positive view on the strong secular growth in the foundry industry underpinned by outsourcing. Foundry stocks continue to remain among our top holdings. Going forward, the Portfolio expects to be overweight technology stocks in Taiwan, but more defensively focused with higher allocation to companies with a low fixed cost structure and lower operating leverage. In addition, we are optimistic on companies which are increasing production capacities in mainland China and benefiting from lower costs. As Taiwan frees up restrictions on capital investment into China, we believe companies like Hon Hai Precision, Delta Electronics and Compal Electronics are likely to benefit strongly.

China has been one of the top performing markets in Asia over the last twelve months, but the market gave up a lot of ground in the last quarter of 2000. Two wireless telecom stocks, China Mobile and China Unicom, led the market decline, as telecom operators were de-rated globally. We continue to like the macro story in China, as growth in China is likely to outpace the rest of Asia in 2001. China remains the prominent Asian economy with the most robust domestic demand story, which makes it relatively insulated from a global slowdown. However, retail sales have started to slow down in November and December. The export sector is vulnerable to a U.S.-led global slowdown, and the government is likely to implement stimulatory monetary and fiscal policies to boost domestic consumption.

Singapore was relatively flat in the fourth quarter, thereby being one of the best performing markets in the region. Investors found a safe haven among the more liquid financial stocks in Singapore, against a backdrop of heavy profit warnings from technology sector stocks in the U.S. Singapore continues to follow policies of steady and systematic structural reforms which we think should

------------------------------------------------------------------------------
                                                        Asian Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

eventually boost the return on equity for listed government-linked corporations. However, Singapore is heavily geared to growth of electronics exports, and fears of a global electronics slowdown heavily impacted the semiconductor and contract manufacturing stocks. Although we reduced our weightings in the semiconductor sector, we continue to have a long-term positive view on secular growth prospects for well managed Electronic Manufacturing Services (EMS) companies like Venture Manufacturing and Omni Industries.

Malaysia continues to be the country where we are most underweight. As inflation began to creep up towards the end of 2000, foreign exchange reserves for Malaysia continued to trend downwards. Anticipating a slowdown in the economy over the next twelve months, the government introduced various pump-priming measures in the 2001 budget. However, the expansionary fiscal measures are unlikely to have an immediate impact on the economy and earnings' risks are still on the downside. Despite the robust economy, non-performing loans in the banking system have started to rise again, underlining the failure to carry out corporate restructuring. Foreign direct investment is disappointing, mainly due to growing political concerns.

The Indian stock market fared much better than other East Asian markets. In the fourth quarter, we saw alot of rotation back into old economy stocks as fears grew over possible earnings disappointments in the richly valued software sector. We continue to believe in the long term outsourcing-led growth for the IT services sector in India. Declines of over 20% in December of India's leading software stocks leave them reasonably valued relative to growth. We have added to stocks like Infosys during recent declines. In
India, government policy will be an important factor for the market in the next few quarters as India's privatization program, which has been slow moving so far, is now approaching a critical stage. The government has lined up some of India's leading public sector names for strategic disinvestment and the outcome of this will greatly influence investing sentiment. Liquidity in the Indian market is abundant on the back of a successful issue of dollar denominated bonds to non-resident Indians that raised U.S.$5.5 billion, taking India's foreign reserves to almost U.S.$40 billion. Although industrial production in India has been slowing down and the macro-economic outlook looks uninspiring, the economy seems to remain insulated from a possible U.S.-led global slowdown as exports play a minor role in the economy.

Asian stock markets in recent times continue to trade off developments in the U.S. Most of the V-shaped recovery in Asian markets was driven by exports, largely in the information technology sectors, to Europe and U.S. The dramatic collapse of the NASDAQ markets has raised fears that U.S. spending on information technology will collapse. This is likely to have grim implications for export-led economies in Asia like Taiwan, Malaysia, and even South Korea. We are likely to see substantial monetary easing by the U.S. Federal Reserve (perhaps over 150 basis points) in the year 2001 in their efforts to prevent a recession and trigger a soft landing. We think U.S. growth rates however, will be still uninspiring and that declining rates may not lead to a sharp recovery in U.S. markets. Despite this, emerging and Asian markets that are much cheaper relative to even lowered growth prospects are likely to be beneficiaries of lower U.S. rates.

Ashutosh Sinha
PORTFOLIO MANAGER

January 2001

------------------------------------------------------------------------------
Asian Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO
------------------------------------------------------------------------------

                                                                       VALUE
SHARES                                                                 (000)
-------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
CHINA/HONG KONG (40.3%)
       147,000  Asia Satellite Telecommunications Holdings Ltd. .   $      305
        86,000  ASM Pacific Technology ..........................          122
       465,000  Cathay Pacific Airways Ltd. .....................          858
       116,900  Cheung Kong Holdings Ltd. .......................        1,495
    (a)700,000  China Mobile Ltd. ...............................        3,823
       346,000  China Merchants Holdings International Co., Ltd.           251
  (a)1,606,000  China Petroleum & Chemical Corp. ................          255
    (a)308,000  China Unicom ....................................          472
       146,000  Citic Pacific Ltd. ..............................          518
       414,000  Cosco Pacific Ltd. ..............................          321
        42,000  Dao Heng Bank Group Ltd. ........................          239
       727,000  Great Wall Technology Co., Class H ..............          238
        44,400  Hang Seng Bank Ltd. .............................          598
        40,000  Henderson Land Development Co., Ltd. ............          204
       424,600  Hong Kong & China Gas Co., Ltd. .................          623
        78,000  Hong Kong Land Holdings Ltd. ....................          173
       484,980  Hutchison Whampoa Ltd. ..........................        6,047
    (a)341,000  Johnson Electric Holdings Ltd. ..................          525
       758,000  Legend Holdings Ltd. ............................          476
    (a)466,400  Li & Fung Ltd. ..................................          849
    (a)712,770  Pacific Century CyberWorks Ltd. .................          461
       574,000  PetroChina Co., Ltd. ............................           96
       108,000  SmarTone Telecommunications Holdings Ltd. .......          156
       167,600  Sun Hung Kai Properties Ltd. ....................        1,671
  (a)3,509,000  Sun Television Cybernetworks Holdings Ltd. ......           82
       173,200  Swire Pacific Ltd., Class A .....................        1,249
    (a)312,000  TCL International ...............................           71
       125,800  Television Broadcasts Ltd. ......................          661
    (a)560,000  Timeless Software Ltd. ..........................           70
       107,000  Wharf Holdings Ltd. .............................          260
                                                                    -----------
                                                                        23,169
                                                                    -----------
INDONESIA (0.4%)
       161,000  Gudang Garam ....................................          216
                                                                    -----------
MALAYSIA (5.1%)
        46,400  British American Tobacco Bhd ....................          427
        74,000  Carlsberg Brewery Malaysia Bhd ..................          214
        55,000  Commerce Asset Holdings Bhd .....................          118
    (a)177,000  Digi.Com Bhd ....................................          226
       144,800  Malayan Banking Bhd .............................          515
        49,000  Malaysian Pacific Industries Bhd ................          201
       301,000  Public Bank Bhd .................................          233
        93,000  Resorts World Bhd ...............................          148
        46,000  Tanjong plc .....................................           87
       163,000  Telekom Malaysia Bhd ............................          485
        96,000  Tenaga Nasional Bhd .............................          293
                                                                    -----------
                                                                         2,947
                                                                    -----------
PHILIPPINES (0.6%)
    1,532,000   Ayala Land, Inc., Class B .......................          165
    1,421,000   SM Prime Holdings, Inc. .........................          165
                                                                    -----------
                                                                           330
                                                                    -----------
SINGAPORE (15.1%)
    (a)144,000  Capitaland Ltd. .................................          249
    (a)145,000  Chartered Semiconductor Manufacturing Ltd. ......          397
        63,600  City Developments Ltd. ..........................          295
        58,520  Datacraft Asia Ltd. .............................          276
       133,235  DBS Group Holdings Ltd. .........................        1,506
       168,000  Keppel Corp., Ltd. ..............................          328
    (a)379,000  Neptune Orient Lines Ltd. (Foreign) .............          297
       249,000  Omni Industries Ltd. ............................          366
        80,224  Overseas Union Bank Ltd. ........................          375
       112,000  Overseas-Chinese Banking Corp. (Foreign) ........          834
    (a)163,000  Pacific Century Region Developments Ltd. ........           83
        88,200  Sembcorp Logistics Ltd. .........................          488
       369,000  SIA Engineering Ltd. ............................          285
       125,000  Singapore Airlines Ltd. .........................        1,240
        46,900  Singapore Press Holdings Ltd. ...................          693
        69,000  United Overseas Bank ............................          518
        68,700  Venture Manufacturing (Singapore) Ltd. ..........          460
                                                                    -----------
                                                                         8,690
                                                                    -----------
SOUTH KOREA (19.3%)
         4,640  39Shopping Corp. ................................           52
         5,450  Cheil Communications, Inc. ......................          267
     (a)22,800  Communication Network Interface, Inc. ...........           38
        37,008  Housing & Commerical Bank, Korea ................          840
     (a)27,360  Humax Co., Ltd. .................................          227
        87,346  Hyundai Electronics Industries Co. ..............          278
        14,410  Hyundai Motor Co., Ltd. .........................          138
        40,622  Kookmin Bank ....................................          479
        15,950  Korea Electric Power ............................          298
     (a)37,030  Korea Electric Power Corp. ADR ..................          380
         1,680  Korea Telecom Corp. .............................           89
     (a)30,300  Korea Telecom Corp. ADR .........................          939
      (a)4,470  Korea Telecom Freetel ...........................          116
      (a)6,740  L.G. Home Shopping, Inc. ........................          148
         1,870  Pohang Iron & Steel Co., Ltd. ...................          113
        16,000  Pohang Iron & Steel Co., Ltd. ADR ...............          249
         9,419  Samsung Electro-Mechanics Co. ...................          255
         4,010  Samsung Electronics .............................          219
        24,525  Samsung Electronics Co. .........................        3,063
        66,710  Shinhan Bank Co., Ltd. ..........................          548
      (a)2,760  SK Telecom Co., Ltd. ............................          552
     (a)65,870  SK Telecom Co., Ltd. ADR ........................        1,552
        30,580  Telson Electronics Co., Ltd. ....................          131
         8,580  Tongyang Confectionery Co. ......................          115
                                                                    -----------
                                                                        11,086
                                                                    -----------
TAIWAN (15.9%)
    (a)215,205  Advanced Semiconductor Engineering, Inc. ........          147
        65,500  Advantech Co., Ltd. .............................          208
        54,736  Ambit Microsystems Corp. ........................          232
     (a)16,500  ASE Test Ltd. ...................................          140
       151,510  Asustek Computer, Inc. ..........................          455
    (a)356,841  Chinatrust Commercial Bank ......................          214

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                        Asian Equity Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
------------------------------------------------------------------------------

                                                                       VALUE
SHARES                                                                 (000)
-------------------------------------------------------------------------------
TAIWAN  (CONT.)
       303,691  Compal Electronics, Inc. ........................   $      412
       189,500  Delta Electronics, Inc. .........................          592
       298,686  Far East Textile Ltd. ...........................          211
     (a)10,800  GigaMedia Ltd. ..................................           30
       180,474  Hon Hai Precision Industry ......................          915
    (a)274,200  Macronix International ..........................          330
       265,688  Nan Ya Plastics Corp. ...........................          298
    (a)304,000  Powerchip Semiconductor Corp. ...................          151
        96,771  President Chain Store Corp. .....................          254
     (a)74,412  ProMos Technologies, Inc. .......................           66
       109,000  Quanta Computer, Inc. ...........................          286
        28,000  Realtek Semiconductor Corp. .....................           76
    (a)579,849  Siliconware Precision Industries Co. ............          322
       431,200  Taishin International Bank ......................          176
    (a)746,884  Taiwan Semiconductor Manufacturing Co. ..........        1,793
    (a)212,000  Uni-President Enterprises Co. ...................          141
       732,821  United Micro Electronics Corp., Ltd. ............        1,064
    (a)344,290  Winbond Electronics Corp. .......................          330
    (a)329,000  Yageo Corp. .....................................          259
        35,000  Zinwell Corp. ...................................           49
                                                                    -----------
                                                                         9,151
                                                                    -----------
THAILAND (2.3%)
  (a)(d)32,900  Advanced Information Service PCL (Foreign) ......          318
     (d)44,300  BEC World PCL (Foreign) .........................          225
     (d)22,599  Delta Electronics (Thailand) PCL (Foreign) ......          102
 (a)(d)305,100  Golden Land Property Development PCL (Foreign)...           28
     (a)44,300  Hana Microelectronics PCL .......................           91
     (a)99,366  Siam Cement PCL (Foreign) .......................          286
    (a)360,500  Siam Commercial Bank PCL (Foreign),
                     expiring 5/10/02 ...........................           22
    (a)349,100  Thai Farmers Bank PCL (Foreign) .................          173
     (a)39,000  Total Access Communications .....................          105
                                                                   ------------
                                                                         1,350
                                                                   ------------
TOTAL COMMON STOCKS (99.0%) (Cost $75,479)                              56,939
                                                                   ------------
TOTAL FOREIGN SECURITIES (99.0%) (Cost $75,479)                         56,939
                                                                   ------------

       FACE
      AMOUNT
      (000)
     -------
SHORT-TERM INVESTMENT (3.9%)
REPURCHASE AGREEMENT (3.9%)
     $(f)2,242 Chase Securities, Inc., 5.60%, dated 12/29/00,
               due 1/02/01 (Cost $2,242).........................        2,242
                                                                   ------------
FOREIGN CURRENCY (0.1%)
     HKD         45   Hong Kong Dollar...........................            6
     IDR        202   Indian Rupee...............................            4
     IND     68,425   Indonesian Rupiah..........................            7
     MYR         37   Malaysian Ringgit..........................           10
     TWD        191   Taiwan Dollar..............................            6
     THB        419   Thai Baht..................................           10

                                                                        VALUE
                                                                        (000)
-------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY (COST $43)                                  $        43
                                                                   ------------
TOTAL INVESTMENTS (103.0%) (COST $77,764)                               59,224
                                                                   ------------
OTHER ASSETS (0.9%)
   Cash ..........................................   $        65
   Receivable for Investments Sold ...............           413
   Dividends Receivable ..........................            29
   Unrealized Gain on Foreign Currency Exchange
   Contracts .....................................             1
   Interest Receivable ...........................             1
   Other..........................................            17           526
                                                     ------------
LIABILITIES (-3.9%)
   Payable for Investments Purchased .............       (1,916)
   Payable for Portfolio Shares Redeemed .........         (108)
   Investment Advisory Fees Payable ..............          (78)
   Custodian Fees Payable ........................          (48)
   Directors' Fees and Expenses Payable ..........          (22)
   Administrative Fees Payable ...................          (14)
   Distribution Fees Payable .....................           (1)
   Other Liabilities .............................          (50)        (2,237)
                                                     ------------  ------------
NET ASSETS (100%) ................................                 $    57,513
                                                                   ============
NET ASSETS CONSIST OF:
Paid in Capital .................................................  $   157,389
Undistributed Net Investment Income .............................           32
Accumulated Net Realized Loss ...................................      (81,368)
Unrealized Depreciation on Investments and Foreign
     Currency Translations ......................................      (18,540)
                                                                   ------------
NET ASSETS ......................................................  $    57,513
                                                                   ============
CLASS A:
NET ASSETS ......................................................  $    56,330
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 6,604,653 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) ...............................  $      8.53
                                                                   ============
CLASS B:
NET ASSETS ......................................................  $     1,183
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 140,099 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) ...............................  $      8.44
                                                                   ============

----------------------------------
(a)  --  Non-income producing security
(d) -- Security valued at fair value -- See Note A-1 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
ADR  --  American Depositary Receipt
PCL  --  Public Company Limited

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Asian Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
          SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                      VALUE      PERCENT OF
SECTOR                                (000)      NET ASSETS
---------------------------------------------------------------
Consumer Discretionary............   $3,936        6.8%
Consumer Staples..................    1,368        2.4
Financials........................   19,799       34.4
Energy............................      351        0.6
Industrials.......................    5,376        9.3
Information Technology............   14,275       24.8
Materials.........................      946        1.6
Telecommunication Services........    9,295       16.2
Utilities.........................    1,593        2.9
                                    -------       ----
                                    $56,939       99.0%
                                    =======       ====

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
    Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:


    CURRENCY                                IN                         NET
       TO                                  EXCHANGE                 UNREALIZED
    DELIVER    VALUE     SETTLEMENT         FOR           VALUE       GAIN
     (000)     (000)        DATE           (000)          (000)       (000)
    -------    -----     ----------      --------        -------   ----------
SGD  513        $296      1/02/01        U.S.$ 297        $297          $1

SGD  139          80      1/03/01        U.S.$  80          80          --

THB  419          10      1/03/01        U.S.$  10          10          --
                  --                                        --          --
                $386                                      $387          $1
                ====                                      ====          ==

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                        Asian Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------------------------------------
[CHART]

Hong Kong            (53.6%)
Japan                (21.1%)
Australia            (15.0%)
Singapore             (9.4%)
Other                 (0.9%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
----------------------------------------------------
                                             [GRAPH]

                                                        GPR General
            Asian Real Estate    Asian Real Estate      Real Estate
                Portfolio-           Portfolio-      Securities Index-
                 Class A               Class B          Far East(1)
            ----------------     -----------------   -----------------
1997             $500,000        $100,000             $500,000
1998             --------        --------             --------
1999             --------        --------             --------
2000             $453,857        $ 89,874             $356,596

 * Commenced operations on October 1, 1997
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The GPR General Real Estate Securities Index -Far East value at December 31, 2000 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2000 would be $90,120.

PERFORMANCE COMPARED TO THE
GPR GENERAL REAL ESTATE SECURITIES INDEX - FAR EAST(1)
------------------------------------------------------------------------------

                                           TOTAL RETURNS(2)
                                      --------------------------
                                        ONE      AVERAGE ANNUAL
                                        YEAR     SINCE INCEPTION
                                      --------   ---------------
PORTFOLIO -- CLASS A .............      3.44%         -2.93%
PORTFOLIO -- CLASS B .............      3.29          -3.23
INDEX ............................     -0.23          -9.88

1. The GPR General Real Estate Securities Index - Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. A company is considered to be Asian if its shares trade on a recognized stock exchange in Asia or if it is organized under the laws of an Asian country and whose business is conducted principally in Asia. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of 3.44% for the Class A shares and 3.29% for the Class B shares compared to -0.23% for the GPR General Real Estate Securities Index - Far East (the "Index"). For the period from inception on October 1, 1997 through December 31, 2000, the Portfolio had an average annual total return of -2.93% for the Class A shares and -3.23% for the Class B shares compared to -9.88% for the Index.

Asia's vulnerability to a global slowdown, particularly in the U.S., was the prevailing investor issue in the fourth quarter of 2000. Effects of the global energy shock, contracting global liquidity and global tech slowdown had already been reflected in Asia's declining stock market indices in the latter half of 2000. Investors were increasingly worried that even under a soft landing scenario in the U.S. in 2001, the negative impact on non-Japan Asia export volume could be considerable should the slowdown in IT spending turn out to be disproportionately large. Intra- regional trade is unlikely to be a sufficient buffer should U.S. final demand remain slow. In addition, Asia still has to deal with its own problems of excess capacity, financial system fragility, and terms of trade deterioration as a result of lower electronic product prices and higher oil prices.

Asian real estate securities outperformed the broader equity markets in the year 2000 despite sustaining huge volatility during the year. The fourth quarter of 2000,was a strong quarter for Asian real estate with Hong Kong and Australia up 4% to 5%. The Hang Seng Property Index was up 21% in the month of December as investors positioned their portfolios to participate in rate sensitive sectors in anticipation of an easier U.S. interest rate policy in 2001. In addition, investors rotated into property stocks in Singapore

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

------------------------------------------------------------------------------
Asian Real Estate Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)

and Listed Property Trust (LPTs) in Australia as weakness on the Nasdaq Composite Index continued to be a drag on performance of the tech sector globally. Japan was the only exception where real estate stocks fell (TPREAL -5%) in the fourth quarter of 2000 on concerns that the economy may slide into another recession.

We believe there is scope for strong performance in Asian real estate securities in 2001. Hong Kong and Singapore may thrive as these countries have the greatest ability to pursue easier monetary policy, in tandem with a U.S. monetary easing, given the lack of inflationary pressure. We remain optimistic that lower mortgage rates will lead to a pick up in property transaction volume, particularly in Hong Kong where home-ownership is still hovering at 50%. However, it may take another six to nine months for the residential markets to clear the existing inventory overhang. This may pave the way for the return of pricing power to developers as well as in the secondary market. Australia continues to provide defensive qualities as its economy has limited exposure to U.S. electronics demand and is much less vulnerable than most in the region to higher oil prices. The high yielding listed property trusts in Australia remain an attractive investment, especially as the Reserve Bank of Australia's discount rate is probably near its peak. Japan can still be a `dark horse' to provide strong returns if JREIT can be successfully implemented to provide the much liquidity to revive the real estate market.

Asian real estate markets, particularly the residential sector, experienced a slight deterioration in fundamentals as we moved into the traditionally quiet festive period in the fourth quarter. In Hong Kong, more interventionist government policies were touted as the major obstacle to recovery in the housing sector. The office sectors in Hong Kong, Singapore and Australia remain robust on the back of strong economic backdrop. While we remain watchful of any potentially negative impact of evolving global economic dynamics on Asia, it is equally important to identify domestic economies capable of taking on the slack arising from slower U.S. growth as well as countries that can best leverage from a U.S. monetary easing ahead. We believe that Hong Kong, Australia and Singapore may be the key beneficiaries under these scenarios.

REAL ESTATE MARKETS

In Japan, the government on November 30, 2000 ended prohibitions on funds investing in bank loans, derivatives, real estate and associated rights, opening the way for the industry to invest in REITs. The Tokyo Stock Exchange
(TSE) had recently outlined that real estate investment trusts must invest at least half their assets in property with a stable revenue stream, disclose major changes in assets and regularly report asset market values. JREITs are however not required to disclose tenant and rental information. Japanese real estate companies typically do not disclose such data because there are huge gaps among tenants as the companies offer discounted rents. In addition, the TSE has set the minimum investment in JREITs at 50,000 yen ($446 U.S.) to encourage participation from individual investors and aims to establish a market for JREITs by March 2001. We are disappointed that this announcement was not accompanied by the necessary moves to turn JREITs into tax efficient vehicles.

Japanese housing starts rose a higher-than-expected 5.4% in November from October, seasonally adjusted, as more consumers rebuilt their homes and developers built apartment blocks for rental purposes. Going forward, we expect this sector to remain weak on dwindling demand for cheap housing mortgages and tax breaks, despite the tax advantages being extended through to the end of 2003. New condominiums for sale in Tokyo rose 3.2% year-over-year in November and the average price of condominiums rose 2.2% on a per square meter basis. The latest survey conducted by Miki Shoji showed that office vacancy in the five central wards of Tokyo improved from 3.48% in September to 3.32% in October. The average rent in October was 19,658 yen per tsubo, up a slight 0.4% from the previous month. Brisk demand from IT-related firms in 2000 resulted in new large office buildings being able to secure 100% pre-commitment of leases prior to completion. The spill over effect of unsatisfied demand had also benefited older office buildings. We are mindful of the sustainability of IT driven office demand in 2001 as the Japanese economy slows. There could be rising headwinds against the office sector with 2 million square meters of new space completing annually from now until 2003 and potentially new vacancies created by the consolidation and merger of major city banks.

In Australia, year 2000 witnessed a number of transactions that demonstrate the current strength of the real estate market. These included the purchase of Aurora Place on a 6.2% yield in the commercial sub-sector, and Mt. Druitt Marketown (7.7% yield) and Indooroopilly (5.7% yield) shopping centers in the retail sub-sector. The office rental market was particularly strong with Sydney vacancies falling to 4.2% and Melbourne falling to 7.2%. A combination of strong demand and low vacancy resulted in rental growth of 13.7% and 33% for the Sydney and Melbourne office markets, respectively for the twelve months to the September quarter.

------------------------------------------------------------------------------
                                                   Asian Real Estate Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)

In Hong Kong, November home sales fell in both volume and value terms on the possibility of further falls in property values. Data provided by the Land Registry showed that the November sales and purchase transactions fell 16% from October. The combined value of apartments bought and sold was $14.7 billion Hong Kong dollars ($1.88 billion U.S.), a 27.4% month-over-month decline from October. Confidence in the mass residential market was dampened by the well-publicized spar between stock analysts and the government's housing authority on the possibility of residential prices falling as much as 15% over the next six months before recovering. Increasingly, interventionist government policies were cited by analysts as a key obstacle to a recovery in the housing sector. Demand for luxury residential housing remains robust. Meanwhile, major developers were actively accumulating residential land banks at government land auctions/tenders, sending a strong signal that the market had bottomed. The office sector continues to enjoy strong rents and low vacancy. We believe that the narrowing yield gap, due mostly to escalating rents, will be a key catalyst of office sector transactions in 2001. Hong Kong Land's offer to buy back up to 260 million of its own shares at $2.20 U.S. per share, to tighten control of its largest shareholder, was fully subscribed.

In Singapore, the residential sector languished after a brief spike in the September quarter as a result of the depressed stock market, reduced demand from public housing upgraders, concerns over higher oil prices and lingering political difficulties in the region. Home prices fell 2.6% quarter-over-quarter in the fourth quarter of 2000, after falling 2.7% quarter-over-quarter in the September quarter. Singapore's sale of residential land and commercial property fell 16% year-over-year to S$6.1 billion (U.S.$3.5 billion) in 2000. This reflects developers lack of confidence in the residential market in the medium term, preferring instead to focus on generating cash flow from selling homes and achieving higher yields on income-generating investment properties. To help ease pressure on the private home market, the government cut its annual land supply by as much as 33% in 2001 to between 6,000 and 7,000 units. It is interesting to note that Singapore's retail malls charged higher rents and saw capital value growth in 2000, after being on a downtrend for a decade. We expect divestments of commercial assets by major banks to be a key feature in the Singapore property scene in 2001.

REAL ESTATE SECURITIES

Real estate securities in Hong Kong and Australia rallied in the fourth quarter. The collapse of technology stocks globally led investors to rotate into financial and other sectors. Hong Kong real estate was an obvious choice as this sector offers the best leverage to Fed easing as the U.S. economy slows in 2001. Also, the more stable and high yielding Australian LPTs offer investors a defensive alternative in an uncertain global economic environment. Hong Kong developers led the December rally as their active land banking activities signaled that the residential market has bottomed. In Japan, the real estate sector disappointed with bell-weather stocks falling as much as 25% from their year-highs on concerns that the economy may slip into another recession. Shares of Mitsui Fudosan were subject to heavy selling pressure on rumors that the group may be forced to bail out its ailing 19%-owned associate, Mitsui Construction. Property stock prices in Singapore were generally flat as investors do not see any signs of recovery in the near term.

We continue to shape the Portfolio with quality companies offering attractive fundamental valuations relative to their underlying real estate values. We are confident that Hong Kong will remain a strong performer as an easier interest rate environment is expected to drive domestic investment demand, hence our overweight position in this market. The price-to-net asset value ratio (P/NAV) of Hong Kong stocks, particularly the developers, rose sharply in the last weeks of the year on anticipation of higher property prices in the medium term. It may take another six to nine months before P/NAV can further expand on the back of higher property values. In Singapore, we are positioned in thematic plays. Hidden value of property investors such as United Overseas Land and Singapore Land may benefit from the acceleration of asset disposals by local banks. We maintained our near neutral position in Australia as favorable interest rates, broader market uncertainty and strong property sector fundamentals should lead to a continuation of defensive allocation to the LPTs in the first half of 2001. We have gained from being underweighted in Japan and are watchful of opportunities to raise our exposure as soon as there are clearer signs that the economy is not slipping into another recession. Having missed the opportunity for a one-off strong bounce in the Philippines real estate stocks in the fourth quarter of 2000, we prefer to wait for the outcome of President Estrada's impeachment trial to invest in the country.

Theodore R. Bigman
PORTFOLIO MANAGER

Angeline Ho
PORTFOLIO MANAGER

January 2001

------------------------------------------------------------------------------
Asian Real Estate Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

                                                                       VALUE
         SHARES                                                        (000)
-----------------------------------------------------------------------------
COMMON STOCKS (99.1%)
AUSTRALIA (15.0%)
        24,000     AMP Office Trust ..........................      $   15
        17,600     AMP Shopping Centre Trust .................          14
        19,100     BT Office Trust ...........................          16
        24,100     Centro Properties Group ...................          40
        49,597     General Property Trust ....................          76
        18,200     Investra Property Group ...................          19
        20,900     Mirvac Group ..............................          41
        20,750     Stockland Trust Group .....................          45
        16,850     Westfield Holdings Ltd. ...................         126
        51,900     Westfield Trust ...........................          98
                                                                   --------
                                                                       490
                                                                   --------
HONG KONG (53.6%)
       148,000     Amoy Properties Ltd. ......................         165
        11,000     Cheung Kong Holdings Ltd. .................         141
        71,000     China Resources Beijing Land ..............          15
        16,000     Great Eagle Holdings Ltd. .................          27
        38,000     Hang Lung Development Co. .................          34
        50,000     Henderson Investment Ltd. .................          36
        19,000     Henderson Land Development Co., Ltd. ......          97
        78,000     Hong Kong Land Holdings Ltd. ..............         173
        32,000     Kerry Properties Ltd. .....................          43
        59,000     New World Development Co., Ltd. ...........          71
       110,203     Sino Land Co. .............................          58
        62,000     Sun Hung Kai Properties Ltd. ..............         618
        12,000     Swire Pacific Ltd., Class A ...............          87
        78,000     Wharf Holdings Ltd. .......................         189
                                                                   --------
                                                                     1,754
                                                                   --------
JAPAN (21.1%)
        4,000      Daibiru Corp. .............................          29
        33,000     Mitsubishi Estate Co., Ltd. ...............         352
        25,000     Mitsui Fudosan Co., Ltd. ..................         248
        12,000     Sumitomo Realty & Development Co., Ltd. ...          60
                                                                   --------
                                                                       689
                                                                   --------
SINGAPORE (9.4%)
     (a)72,500     CapitaLand Ltd. ...........................         126
        25,000     City Developments Ltd. ....................         116
        21,000     Keppel Land Ltd. ..........................          33
        18,000     United Overseas Land Ltd. .................          16
        21,000     Wing Tai Holdings Ltd. ....................          15
                                                                   --------
                                                                       306
                                                                   --------
TOTAL COMMON STOCKS (Cost $2,535)                                    3,239
                                                                   --------

    NO. OF
   WARRANTS
------------------
WARRANTS (0.5%)
  AUSTRALIA (0.0%)
(a)(d)1,086    Stockland Trust Group, expiring 6/29/01                    --

  SINGAPORE (0.5%)
  (a)18,000   Singapore Land Ltd., expiring 3/23/05                       17
                                                                      -------
TOTAL WARRANTS (Cost $13)                                                 17
                                                                      -------
TOTAL FOREIGN SECURITIES (99.6%) (Cost $2,548)                         3,256
                                                                      -------

          FACE
         AMOUNT                                                        VALUE
         (000)                                                         (000)
-----------------------------------------------------------------------------
FOREIGN CURRENCY (0.5%)
AUD     24   Australian Dollar ................................      $    13
HKD     25   Hong Kong Dollar .................................            3
JPY    177   Japanese Yen .....................................            2
                                                                     -------
  TOTAL FOREIGN CURRENCY (Cost $18) ...........................           18
                                                                     -------
TOTAL INVESTMENTS (100.1%) (COST $2,566) ......................        3,274
                                                                     -------
OTHER ASSETS (1.1%)
   Cash ................................................    $   2
   Receivable for Investments Sold .....................       28
   Dividends Receivable ................................        6         36
                                                           -------
LIABILITIES (-1.2%)
   Custodian Fees Payable ..............................     (10)
   Administrative Fees Payable .........................      (4)
   Other Liabilities ...................................     (26)        (40)
                                                                     -------
NET ASSETS (100%) .............................................      $ 3,270
                                                                     =======
NET ASSETS CONSIST OF:
Paid in Capital ...............................................      $ 5,019
Distributions In Excess of Net Investment Income ..............          (11)
Accumulated Net Realized Loss .................................       (2,446)
Unrealized Appreciation on Investments and
  Foreign Currency Translations ...............................          708
                                                                     -------
NET ASSETS ....................................................      $ 3,270
                                                                     =======
CLASS A:
NET ASSETS ....................................................      $ 2,786
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 348,057 outstanding $0.001 par value
    shares (authorized 500,000,000 shares) ....................      $  8.01
                                                                     =======
CLASS B:
NET ASSETS ....................................................      $   484
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 60,035 outstanding $0.001 par value
    shares (authorized 500,000,000 shares) ....................      $  8.06
                                                                     =======

-----------------------------------------------------------------------------
(a) -- Non-income producing security
(d) -- Security valued at fair value -- See Note A-1 to financial statements. RFD -- Ranked for Dividend
-----------------------------------------------------------------------------

     SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                VALUE      PERCENT OF
INDUSTRY                                        (000)      NET ASSETS
---------------------------------------------------------------------
Diversified Financials ...................    $   87          2.7%
Hotels, Restaurants & Leisure ............        16          0.5
Real Estate ..............................     3,153         96.4
                                              ------         -----
                                              $3,256         99.6%
                                              ======         =====

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                   Asian Real Estate Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------------------------------------
[CHART]

South Korea      (14.6%)
Brazil           (14.2%)
Israel           (11.0%)
Mexico           (10.1%)
Taiwan            (8.8%)
China/Hong Kong   (7.4%)
India             (6.3%)
South Africa      (4.5%)
Russia            (3.0%)
Turkey            (2.2%)
Other            (17.9%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
----------------------------------------------------
                                             [GRAPH]

            Emerging Markets     MSCI Emerging         IFC Global
                Portfolio-          Markets           Total Return
                 Class A         Free Index(1)     Composite Index(1)
            ----------------     -------------     ------------------
10/31/92    $500,000             $500,000          $500,000
12/31/92    --------             --------          --------
1993        --------             --------          --------
1994        --------             --------          --------
1995        --------             --------          --------
1996        --------             --------          --------
1997        --------             --------          --------
1998        --------             --------          --------
1999        --------             --------          --------
2000        $770,430             $670,810          $650,624

*   Commenced operations on September 25, 1992
**  Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
FREE INDEX AND IFC GLOBAL TOTAL RETURN COMPOSITE
INDEX(1)
------------------------------------------------------------------------------

                                                                   TOTAL RETURNS(2)
                                                           --------------------------------
                                                                        AVERAGE     AVERAGE
                                                                         ANNUAL     ANNUAL
                                                             ONE          FIVE       SINCE
                                                             YEAR        YEARS     INCEPTION
--------------------------------------------------------------------------------------------
PORTFOLIO -- CLASS A.....................................   -38.43%     -0.30%      5.36%
PORTFOLIO -- CLASS B.....................................   -38.60        N/A       0.14
MSCI EMERGING MARKETS FREE INDEX -- CLASS A..............   -30.57      -4.16       3.62
IFC GLOBAL TOTAL RETURN COMPOSITE INDEX -- CLASS A.......   -28.77      -3.35       3.29
MSCI EMERGING MARKETS FREE INDEX -- CLASS B..............   -80.61        N/A      -4.30
IFC GLOBAL TOTAL RETURN COMPOSITE INDEX -- CLASS B.......   -28.77        N/A      -3.88

1. The MSCI Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East, and Africa.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Portfolio is to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of emerging country issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -38.43% for the Class A shares and -38.60% for the Class B shares compared to -30.57% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") and -28.77% for the IFC Global Total Return Composite Index (the "IFC Index"). For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was

------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE
AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE AND THE IFC GLOBAL TOTAL RETURN COMPOSITE INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

------------------------------------------------------------------------------
Emerging Markets Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

-0.30% compared to -4.16% for the MSCI Index and -3.35% for the IFC Index. For the period from inception on September 25, 1992 through December 31, 2000, the average annual total return for the Class A shares was 5.36% compared to 3.62% for the MSCI Index and 3.29% for the IFC Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 0.14% compared to -4.30% for the MSCI Index and -3.88% for the IFC Index.

Overall, stock selection detracted from performance and country allocation contributed positively. Stock selection in India, China, South Korea, Taiwan, Greece, Israel and Turkey detracted from performance. Equity selection in Brazil added to performance. Our overweight positions in China (MSCI Index return, -30.5%), Israel (+27.8%), coupled with our underweight stance in Malaysia (-16.0%), Greece (-41.6%), Taiwan (-44.9%) and Thailand (-56.3%)
added to relative performance. Our overweight position in South Korea (-49.6%), Russia (-30.0%) and Egypt (-43.7%) coupled with our underweight stance in Chile (-15.1%), and South Africa (-17.2%) detracted from relative performance.

The emerging markets fared poorly during 2000 as a difficult global environment overshadowed generally supportive fundamentals in the emerging markets. High levels of volatility in developed markets led to lower risk appetites globally further dampening already fragile sentiment. In addition to these global developments, heightened political and financial sector concerns in several major developing countries weighed on the markets. Many first quarter 2000 gains in the emerging markets were reversed during the second quarter, as positive macroeconomic and political developments within the emerging markets countries were overshadowed by heightened investor concerns over U.S. interest rates and the sharp NASDAQ declines in April. During the third quarter, the emerging markets were buffeted by global developments, namely the spike in oil prices, turmoil in the currency markets, and continued volatility in telecommunications and technology-related stocks. The emerging markets declined during the fourth quarter as they weathered a tenuous backdrop of concerns over a global growth slowdown, continued NASDAQ volatility, high oil prices, and prolonged uncertainty surrounding the U.S. presidential election.

Latin American markets declined during the fourth quarter, weighed down by a combination of ongoing concerns over Argentina's debt repayment capacity and a volatile global backdrop. Investor concerns over a U.S. economic slowdown, profit warnings, and a significant sell-off in the NASDAQ dampened sentiment. Latin American countries are particularly vulnerable to a deterioration in global liquidity which is needed to help finance fiscal deficits. However, there were also encouraging signs of political and macroeconomic improvements during the fourth quarter. Mexico's new administration comforted the market with the formation of a credible cabinet and sensible economic policy, while Brazil's government demonstrated continued fiscal discipline, and Chile showed signs of re-accelerating economic growth.

Brazilian equities declined, as they were hurt by Argentina's tumultuous political situation and a decreased global appetite for risk. However, positive macroeconomic signs a declining jobless rate, increasing industrial production, and a higher-than-expected consolidated fiscal surplus- continued to emerge. During November, Spain's Banco Santander Central-Hispano (BSCH) paid 7.1 billion real (U.S.$3.6 billion) for a 30% stake in the Brazilian bank Banespa, a significant premium over the asking price. The transaction should bring significant inflows, supporting Brazil's currency and also helping to avoid further concentration among the country's top three largest local banks. At December's monthly meeting, Brazil's Monetary Policy Committee (COPOM) lowered benchmark interest rates by 75 basis points which was more than market expectations. Despite the central bank's continued neutral stance on monetary policy, we believe rates may be reduced further in the near term given a supportive macroeconomic backdrop.

Mexican equities also fell during the fourth quarter, weighed down by global market volatility coupled with Mexico's Central Bank tightening its monetary policy stance in November, citing inflationary pressures. Equities were buoyed earlier in the quarter by better-than-expected retail sales and overall supportive corporate earnings results. Private consumption reached its highest level in the last 30 years, and industrial production and manufacturing activity both increased in October. President-elect Vicente Fox named his cabinet members, generally perceived as market-friendly, at the end of November. He assumed presidency in December, in Mexico's first democratic transfer of power between political parties since 1929.

Asian markets, weighed down by both domestic and global factors, fared the worst of the emerging markets regions during 2000. Heightened political tensions and concerns over financial sector restructuring depressed market sentiment, particularly in northern Asia. In addition, fears of the impact of a global economic slowdown coupled with

------------------------------------------------------------------------------
                                                    Emerging Markets Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

continued high volatility in technology stocks worldwide also dampened performance throughout the region. South Korean equities declined 27.1%, influenced by global volatility, concerns over chaebol restructuring and semiconductor companies' financial results. We are expecting to maintain our overweight position in South Korea, where we believe the corporate and banking sectors will successfully be restructured, benefiting the economy in the longer term.

In Taiwan, equities were pulled down by instability in the banking sector and concerns that the bellwether technology sector is facing a long-lived slowdown. On a more promising note, a mergers and acquisitions law relating to the banking sector was passed, setting the stage for potential consolidation in the future by putting key tax provisions in place. On the close of November 30, the adjustment factor for Taiwan's total market capitalization weight in the Morgan Stanley Capital International (MSCI) indices was increased from 65% to 80%.

Equities in China fell due to concerns over the negative impact on economic growth from a global growth slowdown, rising oil prices and heightened tensions in Taiwan. Economic growth prospects, however, remain vibrant and domestic demand currently continues to recover.

During 2000, Indian equities were dampened by high oil prices and the turmoil in technology-related stocks. However, during the fourth quarter, stocks were also supported by some surprising moves towards structural reform taken by the government, including the cabinet's approval of a plan to lower government holdings in state banks from 51% to 33% and talk of privatizing the national airline. A rally during November was broad based, including cement and public sector companies.

We are underweight the Emerging Europe, Middle East and Africa (EEMEA) regions. Israeli equities declined 15.3% during the fourth quarter, weighed down by continuing tensions in the Middle East and the volatility of technology stocks, yet were the best performing of the emerging markets for the twelve months ended December 31, 2000. Israel remains our largest overweight in the region, as we are attracted to exporters of technology-related products and services that remain extremely competitive, possess excellent management and are global leaders in their respective areas.

Despite positive trends such as growing foreign reserves, increased profitability of many major Russian companies, greater tax revenues and collections, and improved industrial production, Russian equities were negatively affected by global market volatility and decreasing investor appetites for risk.

We expect to maintain an underweight position in South Africa as we believe the pace of reform and privatization will likely slow and we do not foresee any significant moves towards addressing structural problems (such as the labor market) in the near future.

We remain optimistic regarding the long-term prospects, as we believe markets should ultimately benefit from the restructuring and reforms that are creating near-term pressures. Within Latin America, we believe equities in Brazil and Mexico present attractively valued investment opportunities that are enhanced by supportive macroeconomic backdrops. We believe emerging Asian markets should overcome the near-term challenges of restructuring and equities shall benefit over the longer term. We are encouraged by the propensity for markets such as China and Taiwan to become increasingly integrated in global trade relationships. Within the EEMEA region, we continue to be attracted to the growth opportunities in Israel which are global leaders in niche product areas. We expect to maintain an underweight position in Greece, where expensive valuations already reflect much of the upside potential and Greece shall be leaving the MSCI emerging markets indices after May 31, 2001. South Africa will also likely remain underweighted as we are discouraged by the pace of reform and privatization nor do we foresee any significant moves towards addressing structural problems in the near future.

Robert L. Meyer
PORTFOLIO MANAGER

Narayan Ramachandran
PORTFOLIO MANAGER

January 2001

------------------------------------------------------------------------------
Emerging Markets Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
------------------------------------------------------------------------------


SHARES                                                                              VALUE
                                                                                    (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (94.1%)
   ARGENTINA (0.5%)
                (a)183,876  Acindar, Class B ..................................     $    157
                 (c)17,210  Banco Frances SA ADR ..............................          361
                 (a)67,862  Grupo Financiero Galicia SA .......................        1,005
                 (a)26,822  IRSA Inversiones y Representaciones SA GDR ........          443
                    81,833  Siderar,  Class A ......................... .......          202
                (c)142,130  Telecom Argentina ADR .............................        2,230
                                                                                     ----------
                                                                                       4,398
                                                                                     ----------
   BRAZIL (14.2%)
                26,300,000  Banco Itau SA (Preferred) .........................        2,495
         (a)(d)295,998,880  Banco Nacional SA (Preferred) .....................            8
                 (c)83,201  Brasil Telecom Participacoes SA ...................        4,909
             (a)31,870,093  Celular CRT (Preferred) ...........................       10,296
                 6,031,766  CEMIG (Preferred) .................................           87
                    78,840  CEMIG ADR (Preferred) .............................        1,140
                (e)103,238  CEMIG ADR (Preferred) .............................        1,493
                (a)111,938  CIA Vale do Rio Doce, Class A (Preferred) .........        2,726
             (a)27,055,675  CRT (Preferred) ...................................       10,892
                (a)257,959  CVRD ADR (Preferred) ..............................        6,352
                24,636,000  Eletrobras ........................................          455
                    30,000  Eletrobras ADR ....................................          277
                15,219,000  Eletrobras, Class B (Preferred) ...................          281
               258,613,000  Embratel Participacoes (Preferred) ................        3,926
                (c)429,800  Embratel Participacoes ADR ........................        6,742
                   139,900  Empresa Brasileira de Aeronautica SA ..............        5,561
                (a)358,200  Petrobras .........................................        9,045
                   264,834  Petrobras (Preferred) .............................        6,217
                    23,760  Petrobras ADR (Preferred) .........................          558
               464,025,910  Tele Celular Sul (Preferred) ......................        1,226
              (a)(c)59,085  Tele Celular Sul ADR ..............................        1,544
               469,788,110  Tele Centro Sul (Preferred) .......................        5,397
               253,287,610  Tele Nordeste Celular (Preferred) .................          521
                  (a)8,975  Tele Nordeste Celular ADR .........................          371
               161,120,220  Tele Norte Leste (Preferred) ......................        3,470
                (c)408,775  Tele Norte Leste ADR ..............................        9,325
                   151,317  Telebras ADR (Preferred) ..........................       11,027
               627,935,816  Telemig Celular (Preferred) .......................        1,903
                 (c)15,354  Telemig Celular ADR ...............................          914
               548,401,686  Telesp Celular (Preferred) ........................        5,779
                   128,953  Telesp Celular ADR ................................        3,482
                   408,528  Unibanco GDR (Preferred) ..........................       12,026
                (a)140,000  Votorantim Celulose e Papel S.A. ADR ..............        1,951
                                                                                     ----------
                                                                                     132,396
                                                                                     ----------
   CHILE (0.2%)
             (a)(c)138,900  CIA de Telecomunicaciones de Chile ADR ............        1,832
                                                                                     ----------
   CHINA/HONG KONG (7.4%)
                   522,000  Asia Satellite Telecommunications Holdings Ltd. ...        1,084
                  (a)1,250  Asia Info Holdings, Inc. ..........................           12
              (c)3,801,000  China Merchants Holdings International Co. Ltd. ...        2,753
             (a)(c)384,900  China Mobile (Hong Kong) Ltd. .....................       10,440
              (a)9,555,000  China Petroleum & Chemical Corp. ..................        1,519
              (a)4,457,000  China Telecom Ltd. ................................       24,343
                 (a)56,400  China Unicom ADR ..................................          832
                (a)586,000  China Unicom Ltd. .................................          898
                 1,031,000  Citic Pacific Ltd. ................................        3,655
                 4,407,000  Cosco Pacific Ltd. ................................        3,418
              (a)4,212,000  Founder Holdings Ltd. .............................        1,175
                12,066,300  Great Wall Technology Co. Ltd. ....................        3,945
                 1,109,000  Guangdong Kelon Electrical Holdings Co., Ltd. .....          183
              (c)6,234,000  Legend Holdings Ltd. ..............................        3,916
              (a)6,880,000  Nanjing Panda Electronics .........................        1,517
                (a)178,100  Netease.com, Inc. .................................          546
             (a)(c)129,600  Sohu.com, Inc. ....................................          308
                39,461,900  Sun Television Cybernetworks Holdings Ltd. ........          921
             (a)14,040,000  TCL International Holdings Ltd. ...................        3,204
              (a)6,356,000  Timeless Software Ltd. ............................          799
                   106,736  Yanzhou Coal Mining Co., Ltd. ADR .................        1,474
                   997,000  Yue Yuen Industrial Holdings Ltd. .................        1,726
                                                                                     ----------
                                                                                      68,668
                                                                                     ----------
   CZECH REPUBLIC (0.3%)
                (a)151,282  Cesky Telecom AS ..................................        2,039
                 (a)77,270  Cesky Telecom AS GDR ..............................        1,053
                                                                                     ----------
                                                                                       3,092
                                                                                     ----------
   EGYPT (0.6%)
                 (d)21,000  Egypt Gas Co. .....................................          650
                (a)253,267  Egyptian Co. for Mobil Services ...................        4,916
                                                                                     ----------
                                                                                       5,566
                                                                                     ----------
   GREECE (1.2%)
                    50,700  Alpha Credit Bank .................................        1,746
                    27,870  Commercial Bank Of Greece .........................        1,335
                 (a)14,147  EFG Eurobank Ergasias .............................          277
                 (c)20,557  Hellenic Telecommunication Organization (OTE) .....          308
                   616,261  Hellenic Telecommunication Organization (OTE) ADR .        4,468
                    54,910  National Bank of Greece ...........................        2,085
                 (a)19,610  National Bank of Greece SA ........................          141
                 (a)79,400  Piraeus Bank SA ...................................        1,261
                                                                                     ----------
                                                                                      11,621
                                                                                     ----------
   HUNGARY (1.0%)
                    17,947  Gedeon Richter Rt. ................................        1,061
                   323,914  Matav Rt. .........................................        1,347
                   230,810  Matav Rt. ADR .....................................        4,717
                    47,242  OTP Bank Rt. ......................................        2,655
                                                                                     ----------
                                                                                       9,780
                                                                                     ----------
   INDIA (6.9%)
                    44,800  Aptech Ltd GDR. ...................................          360
                 (a)82,756  Aptech Ltd. .......................................          665

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                    Emerging Markets Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
-------------------------------------------------------------------------------


                                                                         VALUE
SHARES                                                                   (000)
-------------------------------------------------------------------------------
  INDIA  (CONT.)
    (e)(a)68,000  Aptech Ltd. GDR .................................  $     262
         863,950  Bharat Heavy Electricals Ltd. ...................      3,026
         165,500  BSES Ltd. .......................................        874
          25,000  BSES Ltd. GDR ...................................        337
          55,250  Cipla Ltd. ......................................      1,236
         836,800  Container Corp. of India Ltd. ...................      3,029
      (a)529,070  Dabur India Ltd. ................................        767
         101,000  Dr. Reddy's Laboratories Ltd. ...................      2,754
         161,440  HCL Technologies Ltd ............................      1,857
          97,463  Hero Honda Motors Ltd. ..........................      1,825
         637,860  Hindustan Lever Ltd. ............................      2,820
         336,150  Housing Development Finance Corp. Ltd. ..........      3,902
(a)(d)(e)393,611  India-Info.com Private Co., Ltd. ................      1,054
         477,500  Indo Gulf Corp. Ltd. ............................        444
          77,630  Infosys Technologies Ltd. .......................      9,488
         118,726  Lupin Laboratories Ltd. .........................        560
         733,918  Mahanagar Telephone Nigam Ltd. ..................      2,816
         130,500  Mahanagar Telephone Nigam Ltd. GDR ..............      1,034
   (g)25,663,200  Morgan Stanley India Growth Fund ................      5,662
       (a)84,270  NIIT Ltd. .......................................      2,871
         346,000  Ranbaxy Laboratories Ltd. .......................      4,982
         452,300  Reliance Industries Ltd. ........................      3,285
          30,000  Reliance Industries Ltd. GDR ....................        493
         520,500  Satyam Computer Services Ltd. ...................      3,604
    (a)(d)45,000  Sri Venkatesa Mills Ltd. ........................
         176,949  Sterlite Industries (India) Ltd. ................        583
          28,449  Sterlite Optical Technologies Ltd ...............        504
         105,000  Strides Arcolab Ltd. ............................        376
    (a)(c)18,500  Wipro Ltd. ......................................        927
         343,500  Zee Telefilms Ltd. ..............................      2,038
                                                                     ----------
                                                                        64,435
                                                                     ----------
  INDONESIA (0.6%)
       3,376,141  Gudang Garam ....................................      4,537
    (a)5,007,055  Indah Kiat Pulp & Paper Corp. (Foreign) .........        427
         243,474  Telekomunikasi Indonesia ADR ....................      1,004
                                                                     ----------
                                                                         5,968
                                                                     ----------
  ISRAEL (11.4%)
      (a)151,286  Aladdin Knowledge Systems .......................        567
    (a)(c)28,699  Amdocs Ltd. .....................................      1,901
      (c)270,800  AudioCodes Ltd. .................................      3,673
      (a)106,318  Batm Advanced Communications ....................        171
      (a)231,665  BreezeCom Ltd. ..................................      3,316
    (a)(c)70,500  Ceragon Networks Ltd ............................        850
   (a)(c)153,220  Check Point Software Technologies ...............     20,464
    (a)(c)32,918  Comverse Technology, Inc. .......................      3,576
    (c)1,514,077  ECI Telecommunications Ltd. .....................     21,173
      (a)345,756  Galileo Technology Ltd. .........................      4,668
     (a)(c)7,237  Gilat Satellite Networks Ltd. ...................        185
          68,300  Metalink Ltd. ...................................        657
    (a)(c)26,049  NICE-Systems Ltd. ...............................        870
       (a)76,135  NICE-Systems Ltd. ADR ...........................      1,527
      (a)167,840  Optibase Ltd. ...................................      1,112
   (a)(c)233,540  RADVision Ltd. ..................................      2,875
   (a)(c)265,281  RADWARE Ltd. ....................................      4,477
   (a)(c)161,999  Tecnomatix Technologies Ltd. ....................        851
          45,160  Teva Pharmaceutical Industries Ltd. .............      3,194
      (c)333,163  Teva Pharmaceutical Industries Ltd. ADR .........     24,404
      (a)259,107  TTI Team Telecom International Ltd. .............      3,887
   (a)(c)127,847  Zoran Corp. .....................................      1,982
                                                                     ----------
                                                                       106,380
                                                                     ----------
  MALAYSIA (2.0%)
         427,000  British Amerian Tobacco Bhd .....................      3,933
         488,000  Commerce Asset Holdings Bhd .....................      1,047
    (a)1,263,000  Digi.Com Bhd ....................................      1,615
       1,147,000  Malayan Banking Bhd .............................      4,075
         293,000  Malaysian Pacific Industries Bhd ................      1,203
         573,000  Resorts World Bhd ...............................        912
       1,098,000  Telekom Malaysia Bhd ............................      3,265
         857,000  Tenaga Nasional Bhd .............................      2,616
                                                                     ----------
                                                                        18,666
                                                                     ----------
  MEXICO (10.1%)
       1,249,899  Alfa, Class A ...................................      1,680
    (a)3,434,253  Bancomer, Class O ...............................      1,901
   (a)(e)277,930  Bancomer, Class O ADR ...........................      3,078
   (a)(c)455,309  Carso, Class A1 .................................      1,127
      (c)872,071  Cemex CPO .......................................      3,153
      (c)254,392  Cemex CPO ADR ...................................      4,595
    (c)1,745,801  Fomento Economico Mexicano S.A. .................      5,212
      (c)137,556  Fomento Economico Mexicano S.A. ADR .............      4,110
      (a)533,900  Grupo Aeroportuario del Sureste S.A. de CV ......        861
      (a)175,100  Grupo Aeroportuario del Sureste S.A. de CV ......      2,911
 (a)(c)6,842,535  Grupo Financiero Banamex Accival S.A. de CV .....     11,190
      (c)252,800  Grupo Modelo, Class C ...........................        647
    (a)(c)77,025  Grupo Sanborns S.A. .............................        105
    (c)1,057,847  Kimberly-Clark, Class A .........................      2,927
      (a)214,524  Televisa CPO GDR ................................      9,640
         772,803  Telmex, Class L ADR .............................     34,873
       (a)85,222  Wal-mart de Mexico ADR ..........................      1,696
    (a)1,780,411  Wal-mart de Mexico, Class C .....................      3,278
   (a)(c)344,757  Wal-mart de Mexico, Class V .....................        685
                                                                     ----------
                                                                        93,669
                                                                     ----------
  POLAND (2.1%)
          57,993  Bank Polska Kasa Opieki Grupa Pekao S.A. ........        877
           5,479  BRE Bank S.A. ...................................        174
    (a)(d)33,400  Eastbridge NV ...................................      2,245
         136,639  Elektrim ........................................      1,673
           4,389  Powszechny Bank Kredytowy S.A. ..................        113
       2,048,935  Telekomunikacja Polska GDR ......................     13,984


 The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Emerging Markets Portfolio
                                      30

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                         VALUE
SHARES                                                                   (000)
-------------------------------------------------------------------------------
  POLAND  (CONT.)
          16,722  Wielkopolski Bank Kredytowy .....................  $     111
                                                                     ----------
                                                                        19,177
                                                                     ----------
  RUSSIA (4.2%)
   (a)(d)592,359  Alliance Cellulose Ltd. .........................      1,624
         184,741  Lukoil Holding ADR ..............................      6,835
          68,700  Lukoil Holding Sponsored ADR ....................      1,223
(a)(d)66,270,018  Mustcom Ltd. ....................................      9,212
       (c)82,260  Rostelecom ADR ..................................        427
       (a)(d)990  Storyfirst Communications, Inc., Class C ........        422
     (a)(d)2,640  Storyfirst Communications, Inc., Class D ........      1,125
     (a)(d)3,250  Storyfirst Communications, Inc., Class E ........      1,385
     (a)(d)1,331  Storyfirst Communications, Inc., Class F ........      1,134
      (a)218,640  Surgutneftegaz ..................................      2,033
   (a)(c)860,348  Surgutneftegaz ADR ..............................      8,948
         410,842  Unified Energy Systems GDR ......................      3,369
       (a)44,812  Vimpel-Communications ADR .......................        666
                                                                     ----------
                                                                        38,403
                                                                     ----------
  SOUTH AFRICA (4.5%)
         111,215  Anglo American Corp. ............................      5,173
    (d)4,181,667  B.O.E Ltd. ......................................          6
         385,553  Bidvest Group Ltd. ..............................      2,326
      (c)230,393  De Beers Centenary AG ...........................      6,089
       (c)35,100  De Beers Consolidated Mines ADR .................        939
         294,350  Ellerine Holdings Ltd. ..........................        673
         373,200  FirstRand Ltd. ..................................        414
          15,700  Impala Platinum Holdings Ltd. ...................        800
         108,190  Liberty Life Association of Africa Ltd. .........        965
      (c)749,680  M-Cell Ltd. .....................................      2,507
         164,852  Nedcor Ltd. .....................................      3,725
         614,300  Rembrandt Group Ltd. ............................      1,636
         614,300  Remgro Ltd ......................................      4,181
       1,613,700  Sanlam Ltd. .....................................      2,039
         755,500  Sasol Ltd. ......................................      4,887
         775,208  South African Breweries plc .....................      5,447
                                                                     ----------
                                                                        41,807
                                                                     ----------
  SOUTH KOREA (14.4%)
          65,950  Cheil Communications Inc. .......................      3,232
          39,476  CJ39 Shopping Corp. .............................        440
      (a)282,265  Communication Network Interface Inc. ............        475
         209,400  Hana Bank .......................................        980
         359,120  Housing & Commercial Bank .......................      8,148
      (a)325,365  Humax Co., Ltd. .................................      2,701
         831,480  Hyundai Electronics Industries Co. ..............      2,646
         196,700  Hyundai Motor Co. Ltd. ..........................      1,881
         446,810  Kookmin Bank ....................................      5,263
         203,970  Korea Electric Power Corp. ......................      3,805
   (a)(c)194,226  Korea Electric Power Corp. ADR ..................      1,991
         303,650  Korea Telecom Corp. .............................     16,083
   (a)(c)394,790  Korea Telecom Corp. ADR .........................     12,238
       (a)50,750  Korea Telecom Freetel ...........................      1,318
       (a)43,060  LG Home Shopping, Inc. ..........................        946
         243,080  LG Investment & Securities Co. Ltd. .............      1,136
          21,103  Pohang Iron & Steel Co., Ltd. ...................      1,276
         154,299  Samsung Electro-Mechanics Co. ...................      4,184
         290,963  Samsung Electronics Co. Ltd. ....................     36,342
         120,030  Samsung Securities Co., Ltd. ....................      2,201
         491,320  Shinhan Bank ....................................      4,039
       (a)91,090  SK Telecom Co., Ltd. ............................     18,218
   (a)(c)115,135  SK Telecom Co., Ltd. ADR ........................      2,713
         344,196  Telson Electronics Co., Ltd. ....................      1,475
          57,550  Tongyang Confectionery Co. ......................        773
                                                                     ----------
                                                                       134,504
                                                                     ----------
  TAIWAN (8.8%)
    (a)2,190,115  Advanced Semiconductor Engineering, Inc. ........      1,494
         573,800  Advantech Co. Ltd. ..............................      1,819
         516,653  Ambit Microsystems Corp. ........................      2,192
   (a)(c)113,500  ASE Test Ltd. ...................................        965
         989,829  Asustek Computer, Inc. ..........................      2,974
    (a)2,883,913  Chinatrust Commercial Bank ......................      1,733
       2,504,700  Compal Electronics, Inc. ........................      3,396
       2,609,250  Delta Electronics, Inc. .........................      8,154
       1,011,172  Far East Textile Ltd. ...........................        714
        (e)2,209  Far East Textile Ltd. GDR .......................         16
       1,801,600  Hon Hai Precision Industry ......................      9,139
          32,110  Hon Hai Precision Industry GDR ..................        378
    (a)1,610,600  Macronix International ..........................      1,935
    (a)3,428,000  Powerchip Semiconductor Corp. ...................      1,708
         609,248  President Chain Store Corp. .....................      1,600
      (a)612,880  ProMos Technologies Inc. ........................        540
         914,000  Quanta Computer Inc. ............................      2,401
    (a)5,224,315  Siliconware Precision Industries Co. ............      2,902
       1,329,248  Taishin International Bank ......................        542
    (a)7,626,641  Taiwan Semiconductor Manufacturing Co. ..........     18,307
    (a)1,538,000  Uni-President Enterprises Co. ...................      1,022
       7,341,400  United Micro Electronics Corp., Ltd. ............     10,662
    (a)4,268,440  Winbond Electronics Corp. .......................      4,085
    (a)3,235,000  Yageo Corp. .....................................      2,549
         271,100  Zinwell Corp. ...................................        377
                                                                     ----------
                                                                        81,604
                                                                     ----------
  THAILAND (1.4%)
      (a)524,350  Advanced Information Services PCL (Foreign) .....      5,074
         410,100  BEC World PCL (Foreign) .........................      2,079
      (d)540,104  Delta Electronics (Thailand) PCL (Foreign) ......      2,427
      (a)474,300  Shinawatra Computer Co. PCL (Foreign) ...........      1,748
    (a)1,816,100  Thai Farmers Bank PCL (Foreign) .................        900

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Emerging Markets Portfolio
                                      31

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                       VALUE
SHARES                                                                 (000)
-----------------------------------------------------------------------------
  THAILAND  (CONT.)
      (a)409,600  Total Access Communication PCL ..................  $   1,102
                                                                     ----------
                                                                        13,330
                                                                     ----------
  TURKEY (2.2%)
    (a)6,043,036  Alcatel Telekomunikasyon ........................        640
   (a)35,691,264  Anadolu Efes Biracilik Ve Malt Sanayi A.S. ......      1,731
  (a)293,994,898  Garanti Bankasi A.S. ............................      1,645
      45,432,588  Netas Telekomunik A.S. ..........................      4,677
      (a)202,057  Turkcell Iletisim Hizmetleri A.S. ...............      1,414
  (a)270,855,235  Vestel Elektronik Sanayi Ve Ticaret A.S. ........      1,000
(a)1,675,419,583  Yapi Ve Kredi Bankasi A.S. ......................      8,623
       (a)71,687  Yapi Ve Kredi Bankasi A.S. GDR ..................        368
                                                                     ----------
                                                                        20,098
                                                                     ----------
  OTHER (0.1%)
       (g)84,455  MSDW Africa Investment Fund, Inc. ...............        665
                                                                     ----------
  TOTAL COMMON STOCKS (Cost $1,237,622) ...........................    876,059
                                                                     ----------
PREFERRED STOCKS (0.2%)
  COLOMBIA (0.0%)
   (a)(d)103,207  Bancolombia .....................................         51
                                                                     ----------
  SOUTH KOREA (0.2%)
          29,840  Samsung Electronics Co. Ltd. ....................      1,627
                                                                     ----------
  TOTAL PREFERRED STOCKS (Cost $5,109) ............................      1,678
                                                                     ----------
NO. OF
UNITS (000)
------------
UNITS (0.2%)
  RUSSIA (0.2%)
     (a)(d)1,637  Storyfirst Communications, Inc.,
                    First Section, Tranche I,
                    25.00% (Convertible) ..........................        698
        (a)(d)96  Storyfirst Communications, Inc.,
                    Second Section, Tranche I,
                    25.00% (Convertible) ..........................         41
       (a)(d)421  Storyfirst Communications, Inc.,
                    Tranche II, 26.00% (Convertible) ..............        179
       (a)(d)562  Storyfirst Communications, Inc.,
                    Tranche IV, 28.00% (Convertible) ..............        239
       (a)(d)654  Storyfirst Communications, Inc.,
                    Tranche V, 29.00% .............................        279
       (a)(d)550  Storyfirst Communications, Inc.,
                    Tranche VI, 30.00% ............................        234
                                                                     ----------
  TOTAL UNITS (Cost $4,675) .......................................      1,670
                                                                     ----------
FACE
AMOUNT                                                                 VALUE
(000)                                                                  (000)
-----------------------------------------------------------------------------
CONVERTIBLE DEBENTURES (0.0%)
  INDIA (0.0%)
$      (b)(d)336  DCM Shriram Industries Ltd.,
                    7.50%, 2/21/02 (Cost $473).....................         71
                                                                     ----------
NON-CONVERTIBLE DEBENTURES (0.1%)
  INDIA (0.1%)
$      (b)(d)341  DCM Shriram Industries Ltd.,
                   (Floating Rate), 9.90%, 2/21/02 ................  $      95
          (d)700  Saurashtra Cement & Chemicals
                    Ltd., 18.00%, 11/27/98 ........................        700
                                                                     ----------
  TOTAL NON-CONVERTIBLE DEBENTURES (Cost $2,864) ..................        795
                                                                     ----------
  TOTAL FOREIGN SECURITIES (94.6%) (Cost $1,250,743) ..............    880,273
                                                                     ----------
SHORT-TERM INVESTMENTS (21.8%)
  SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON
    LOANED SECURITIES (17.1%)
           6,962  Amstel Funding Corp., CP., 6.70%, 1/12/01 .......      6,962
           7,000  AT&T Corp., CP., 6.73%, 7/19/01 .................      7,000
           5,000  Bank of Austria, Yankee CD, 6.75%, 1/02/01 ......      5,000
           3,000  Bayerische Landesbank, Yankee CD, 6.68%, 2/22/01       3,000
           5,000  Beta Finance, Inc., MTN, 6.93%, 9/05/01 .........      5,000
           4,947  Bills Securitization, CP, 6.72%, 1/26/01 ........      4,947
           7,679  Citibank Credit Card CP., 6.78%, 1/09/01 ........      7,679
           6,000  Ciesco LP, MTN, 6.68%, 10/15/01 .................      6,000
          10,395  CS First Boston, 6.68%, 1/02/01 .................     10,395
           2,900  Dresdner Bank, Grand Cayman, 6.63%, 1/02/01 .....      2,900
           4,954  Greyhawk Funding, Inc., CP, 6.73%, 1/19/01 ......      4,954
           8,065  Goldman Sachs Group, L.P., MTN, 6.80%, 1/09/01 ..      8,065
           6,500  K2 (USA) LLC., MTN, 6.71%, 9/17/01 ..............      6,500
           5,000  Landesbank Baden-Wuerttemberg, Yankee
                    CD, 6.75%, 1/02/01.............................      5,000
          25,000  Salomon Smith Barney, Inc., 6.75%, 1/02/01, .....     25,000
          25,000  Salomon Smith Barney, Inc., 6.50%, 1/02/01, .....     25,000
           4,948  Sheffield Receivable Corp., CP, 6.73%, 1/25/01 ..      4,948
           5,000  Sigma Finance, Inc., MTN, 6.73%, 2/12/01 ........      5,000
           9,009  Student Loan Market, 6.54%, 6/11/01 .............      9,009
           6,995  Svenska Handelsbank, Yankee CD, 6.76%, 2/26/01 ..      6,995
                                                                     ----------
  TOTAL SECURITIES HELD FOR COLLATERAL ON LOANED SECURITIES........    159,354
                                                                     ----------

  The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Emerging Markets Portfolio
                                      32

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

FACE
AMOUNT                                                                   VALUE
(000)                                                                    (000)
-------------------------------------------------------------------------------
  REPURCHASE AGREEMENT (4.7%)
$ (f)43,791 Chase Securities, Inc., 5.60%, dated 12/29/00,
            due 1/02/01(Cost $43,791)..............................  $  43,791
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $203,145).......................    203,145
                                                                     ----------
FOREIGN CURRENCY (0.3%)
ARP            10   Argentine Peso ................................         10
BRL            18   Brazilian Real ................................          9
GBP           955   British Pound .................................      1,427
EUR           130   Euro ..........................................        122
MYR           403   Malaysian Ringgit .............................        106
HKD             8   Hong Kong Dollar ..............................          1
HUF           917   Hungarian Forint ..............................          3
INR           884   Indian Rupee ..................................         19
MXN         1,156   Mexican Peso ..................................        120
PLN             5   Poland Zloty ..................................          1
ZAR         6,362   South African Rand ............................        841
TWD         3,378   Taiwan Dollar .................................        102
                                                                     ----------
  TOTAL FOREIGN CURRENCY (Cost $2,700) ............................      2,761
                                                                     ----------
TOTAL INVESTMENTS (116.7%) (Cost $1,456,588)                         1,086,179
                                                                     ----------
OTHER ASSETS (1.8%)
  Cash ...............................................  $      854
  Receivable for Investments Sold ....................      11,372
  Receivable for Portfolio Shares Sold ...............       3,521
  Dividends Receivable ...............................         764
  Interest Receivable ................................         157
  Other ..............................................          82      16,750
                                                        ----------
LIABILITIES (-18.5%)
  Collateral on Securities Loaned ....................   (159,354)
  Payable for Investments Purchased ..................     (7,739)
  Investment Advisory Fees Payable ...................     (3,233)
  Custodian Fees Payable .............................       (350)
  Foreign Taxes Payable ..............................       (347)
  Payable for Portfolio Shares Redeemed ..............       (314)
  Directors' Fees and Expenses Payable ...............       (139)
  Administrative Fees Payable ........................       (136)
  Distribution Fees Payable ..........................        (10)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts ...............................         (1)
  Other Liabilities ..................................       (266)    (171,889)
                                                        ----------  -----------
NET ASSETS (100%) ................................................  $  931,040
                                                                    ===========
NET ASSETS CONSIST OF:
Paid in Capital ..................................................  $1,358,024
Accumulated Net Investment Loss ..................................      (4,154)
Distributions In Excess of Net Realized Gain .....................     (52,071)
Unrealized Depreciation on Investments and Foreign
  Currency Translations (Net of accrual of foreign taxes of
  $332 on unrealized depreciation of investments)..................   (370,759)
                                                                    -----------
NET ASSETS ........................................................ $  931,040
                                                                    ===========
CLASS A:
--------
NET ASSETS ........................................................                   $  917,091
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 81,083,903 outstanding $0.001 par value shares
   (authorized 500,000,000 shares).................................                   $    11.31
                                                                                        ========
CLASS B:
--------
NET ASSETS.........................................................                   $   13,949
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 1,238,672 outstanding $0.001 par value shares
   (authorized 500,000,000 shares)                                                    $    11.26
                                                                                        ========
------------------------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

     CURRENCY                                                IN                               NET
        TO                                                EXCHANGE                         UNREALIZED
      DELIVER         VALUE          SETTLEMENT             FOR            VALUE             (LOSS)
       (000)          (000)             DATE               (000)           (000)             (000)
---------------- --------------- ----------------- ------------------- -------------- -----------------------
     MXP  624        $ 65              1/02/01         U.S.$    65         $ 65               $  -
     GBP  222         331              1/02/01         U.S.$   330          330                (1)
                     ----                                                  ----               ----
                     $396                                                  $395               $(1)
                     ====                                                  ====               ====
-------------------------------------------------------------------------------------------------------------

(a)  --  Non-income producing security
(b)  --  Security is in default
(c)  --  All or a portion of security on loan at December
         31, 2000 -- See Note A-9 to financial statements.
(d) -- Investments valued at fair value-- See Note A-1 to financial statements.
(e) -- 144A Security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

(g)  --  The fund is advised by an affiliate.
CP   --  Commercial Paper
ADR  --  American Depositary Receipt
GDR  --  Global Depositary Receipt
MTN  --  Medium Term Note
PCL  --  Public Company Limited
-------------------------------------------------------------------------------------------------------------
                  SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION
                                                                              VALUE                PERCENT OF
SECTOR                                                                        (000)                NET ASSETS
-------------------------------------------------------------------------------------------------------------
Consumer Discretionary.........................................              $ 46,261                     5.0%
Consumer Staples...............................................                31,830                     3.4
Energy.........................................................                41,265                     4.4
Finance........................................................               101,409                    10.9
Health Care....................................................                39,334                     4.2
Industrials....................................................                46,032                     4.9
Information Technology.........................................               237,033                    25.5
Materials......................................................                44,788                     4.8
Telecommunication Services.....................................               274,944                    29.6
Utilities......................................................                17,377                     1.9
                                                                             --------                --------
                                                                             $880,273                    94.6%
                                                                             ========                ========

  The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Emerging Markets Portfolio
                                      33

[GRAPHIC] Morgan Stanley Dean Witter
          Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
-------------------------------------------------------------------------------

United Kingdom  (41.7%)
France          (13.9%)
Switzerland     (10.7%)
Germany         (8.8%)
Netherlands     (7.2%)
Sweden          (4.7%)
Italy           (3.2%)
Spain           (2.3%)
Finland         (2.1%)
Portugal        (1.1%)
Other           (4.3%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
----------------------------------------------------
                                             [GRAPH]

            European Equity
                Portfolio-       MSCI Europe
                 Class A           Index(1)
            ---------------      -----------
1993        $  500,000           $  500,000
1994          --------             --------
1995          --------             --------
1996          --------             --------
1997          --------             --------
1998          --------             --------
1999          --------             --------
2000        $1,468,073           $1,544,097

 * Commenced operations on April 2, 1993
** Minimum investment



In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.


PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EUROPE INDEX(1)
-------------------------------------------------------------------------------

                                       TOTAL RETURNS(2)
                                 --------------------------
                                         AVERAGE    AVERAGE
                                          ANNUAL     ANNUAL
                                  ONE      FIVE      SINCE
                                 YEAR     YEARS    INCEPTION
                                -----    ------   -----------
PORTFOLIO -- CLASS A .........   7.38%    12.91%     14.91%
PORTFOLIO -- CLASS B .........   7.08       N/A      12.41
INDEX -- CLASS A .............  -8.39     15.39      15.53
INDEX -- CLASS B .............  -8.39       N/A      15.26


1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the European Equity Portfolio is to seek long-term capital appreciation through investment primarily in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the year ended December 31, 2000, the Portfolio had a total return of 7.38% for the Class A shares and 7.08% for the Class B shares compared to -8.39% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 12.91% compared to 15.39% for the Index. For the period from inception on April 2, 1993 through December 31, 2000, the average annual total return for the Class A shares was 14.91% compared to 15.53% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 12.41% compared to 15.26% for the Index.

Although there was a slight rise in the Index in the fourth quarter of 2000, much was derived from a sharp recovery in

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
-------------------------------------------------------------------------------
European Equity Portfolio
                                       34

[GRAPHIC]  Morgan Stanley Dean Witter
           Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)

the euro and sterling currencies that appreciated 8% and 5%, respectively, against the dollar in December alone. The European technology, media and telecommunication (TMT) groups failed to rally given the weakness in the NASDAQ and poor news flow from many companies ahead of year end (e.g. Ericsson).

The Portfolio was rewarded during the year by strong stock selection, an overweight in consumer staples, as well as its underweight to telecommunications and technology. Allied Domecq was a strong positive as it pulled out of the auction for Seagram's wine and spirits business but did acquire Mumm and Perrier-Jouet champagnes. Combined with the U.S. distribution rights for Stolichnaya vodka, Allied Domecq's underlying growth story remains intact. Pernod Ricard successfully acquired the bulk of Seagrams' spirits portfolio, boosting both its global brand strength and product diversity. Diageo Reckitt & Coleman and Cadbury Schweppes were also strong performers in the sector. Elsewhere, Rentokil Initial enjoyed a 43% rise on improved news flow from depressed levels. Akzo Nobel and Wolsley both benefited from a re-rating of economically sensitive shares on the prospects of a U.S. rate cut.

Our zero exposure to Index heavy-weights such as Ericsson, BP Amoco, SAP, and Deutsche Telekom, on valuation/balance sheet concerns, was particularly rewarding throughout the year. Our concern remains that growth expectations implicit in the valuations of the New Economy companies is excessive, not just in the U.S. but also in Europe. We also are wary of the Fed's ability to steer clear of a hard landing. The U.S. suffers from structural imbalances that could serve to exacerbate a slowdown in capital expenditure and consumer spending. Europe has the capacity to stimulate growth through expansionary fiscal policy. However, it will be difficult for Europe not to be impacted by a slowing U.S. policy. Of note, European consumer confidence has been weak in line with U.S. trends. Last year was good to Value investors overweighted to high quality defensive businesses. In a hard landing scenario even the consumer staples sector could suffer earnings disappointments (as it did following the Asia crisis in '98). However, given the gearing of technology and banking profits to the economy, consumer staples still look relatively attractive to us.

As we enter the new year, the Portfolio maintains a defensive bias with an overweight position in consumer staples, where valuations still remain reasonable relative to free cash flow and there is a greater degree of earnings visibility. Despite the sharp price declines seen in many technology and telecommunication share prices, we believe earnings growth expectations still remain far too optimistic for this group, particularly if there is a hard landing in the U.S. economy. We therefore remain underweight in these sectors, although market movements have reduced the size of the relative underweight position.

Margaret Naylor
PORTFOLIO MANAGER

Willem Vinke
PORTFOLIO MANAGER

Nathalie Degans
PORTFOLIO MANAGER

January 2001

-------------------------------------------------------------------------------
                                                      European Equity Portfolio
                                       35

[GRAPHIC]
Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO
-------------------------------------------------------------------------------

                                                                     VALUE
SHARES                                                               (000)
-------------------------------------------------------------------------------
COMMON STOCKS (93.6%)
BELGIUM (0.1%)
        55  G.I.B. Group - VVPR ..............................          $   2
  (a)3,140  Mobistar SA ......................................             95
                                                                       -------
                                                                           97
                                                                       -------
DENMARK (0.7%)
  8,900  Danisco A/S ........................................             366
  2,030  Tele Danmark A/S ...................................              83
                                                                       -------
                                                                          449
                                                                       -------
FINLAND (2.1%)
   34,580  Metso Oyj ........................................             386
   11,250  Sampo Insurance Co. plc, Class A .................             607
   36,300  Stora Enso Oyj ...................................             430
                                                                       -------
                                                                        1,423
                                                                       -------
FRANCE (13.9%)
 (a)14,220  Alcatel Alsthom .................................             808
     5,200  Assurances Generales de France ..................             361
    25,535  Aventis S.A. ....................................           2,242
     4,700  AXA .............................................             680
     1,920  Banque Nationale de Paris .......................             168
     2,670  Cie de Saint Gobain .............................             419
    11,550  CNP Assurances ..................................             463
       288  Essilor International S.A. ......................              94
  (a)5,170  Groupe Danone ...................................             780
    10,590  Pernod Ricard ...................................             731
    13,370  Schneider S.A. ..................................             975
    11,424  TotaFina, Class B ...............................           1,699
                                                                       -------
                                                                        9,420
                                                                       -------
GERMANY (5.9%)
     7,635  Adidas-Salomon AG ...............................             464
    10,242  BASF AG .........................................             466
    14,457  Bayer AG ........................................             759
     8,834  Bayerische-Hypo Vereinsbank AG ..................             496
 (a)62,830  Deutsche Post AG ................................           1,351
    11,517  Dresdner Bank AG (Registered) ...................             503
                                                                       -------
                                                                        4,039
                                                                       -------
ITALY (3.2%)
    32,600  Banco Intesa S.p.A. .............................             157
    98,510  ENI S.p.A. ......................................             629
     3,052  Seat-Pagine Gialle S.p.A. .......................               7
    45,680  Telecom Italia Mobile S.p.A. ....................             364
    55,090  Telecom Italia S.p.A. (RNC) .....................             609
    82,230  UniCredito Italiano S.p.A .......................             430
                                                                       -------
                                                                        2,196
                                                                       -------
NETHERLANDS (7.2%)
 (a)13,137  ABN Amro Holding N.V. ...........................             299
    21,420  Akzo Nobel N.V. .................................           1,151
    21,126  Buhrmann N.V. ...................................             566
    17,132  ING Groep N.V. ..................................           1,369
 (a)28,505  Koninklijke (Royal) Philips Electronics N.V. ....           1,044
     2,780  Royal Dutch Petroleum Co. .......................             170
    28,600  Royal KPN N.V. ..................................             329
                                                                       -------
                                                                        4,928
                                                                       -------
PORTUGAL (1.1%)
    69,810  Banco Commercial Portugues (Registered) .........             371
(a)107,500  Electricidade de Portugal S.A (Registered). .....             355
                                                                       -------
                                                                          726
                                                                       -------
SPAIN (2.3%)
    14,020  Banco Popular Espanol ...........................             488
    19,800  Repsol S.A. .....................................             317
    43,941  Telefonica S.A. .................................             726
                                                                       -------
                                                                        1,531
                                                                       -------
SWEDEN (4.7%)
    23,640  Autoliv, Inc. SDR ...............................             371
    33,420  ForeningsSparbanken ABClass A ...................             512
    98,801  Nordbanken Holding AB ...........................             748
    27,150  Scandic Hotels AB ...............................             359
    16,350  Svenska Cellulosa AB, Class B ...................             347
    43,510  Svenska Handelsbanken, Class A ..................             744
    36,700  Swedish Match AB ................................             143
                                                                       -------
                                                                        3,224
                                                                       -------
SWITZERLAND (10.7%)
       324  Cie Financiere Richemont AG, Class A ............             866
       592  Holderbank Financiere Glarus AG, Class B (Bearer)             712
       890  Nestle S.A. (Registered) ........................           2,075
       710  Novartis AG (Registered) ........................           1,255
        46  Roche Holding AG (Registered) ...................             469
       310  Schindler Holding AG (Registered) ...............             488
 (a)10,680  Syngenta AG .....................................             573
     2,500  UBS AG ..........................................             408
       717  Zurich Financial Services AG ....................             432
                                                                      --------
                                                                        7,278
                                                                      --------
UNITED KINGDOM (41.7%)
   208,880  Allied Domecq plc ...............................           1,380
    17,160  AstraZeneca Group plc ...........................             865
    63,190  BAA plc .........................................             584
   100,350  BAE Systems plc .................................             573
    24,280  Barclays plc ....................................             752
    60,743  BG Group plc ....................................             238
    43,014  Blue Circle Industries plc ......................             283
    48,080  BOC Group plc ...................................             731
   102,880  British American Tobacco plc ....................             784
    79,970  British Telecommunications plc ..................             684
   204,850  Cadbury Schweppes plc ...........................           1,417
    91,470  Centrica plc ....................................             354
   110,528  Diageo plc ......................................           1,239
    42,125  GKN plc .........................................             445
    50,312  GlaxoSmithKline plc .............................           1,421
 (a)67,123  Granada Compass plc .............................             731
   110,470  Great Universal Stores plc ......................             868
    43,550  Halma plc .......................................              90
    95,760  Imperial Tobacco Group plc ......................             997
   142,800  Invensys plc ....................................             334
(a)104,943  Lattice Group plc ...............................             237
    57,400  Lloyds TSB Group plc ............................             607
    67,680  Prudential Corp. plc ............................           1,089
   111,979  Reckitt & Benckiser plc .........................           1,543

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
European Equity Portfolio
                                       36

[GRAPHIC]  Morgan Stanley Dean Witter
           Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                      VALUE
SHARES                                                                (000)
-------------------------------------------------------------------------------
UNITED KINGDOM  (CONT.)
   210,150  Rentokil Initial plc ............................         $   725
    28,080  RMC Group plc ...................................             247
   247,930  Rolls-Royce plc .................................             734
    91,550  Sainsbury (J) plc ...............................             543
    89,704  Scottish & Southern Energy plc ..................             831
   237,617  Shell Transport & Trading Co. plc ...............           1,950
    41,689  Smiths Industries plc ...........................             503
    93,630  SSL International plc ...........................             700
   623,246  Vodafone Group plc ..............................           2,287
    77,480  Wolseley plc ....................................             533
    83,110  WPP Group plc ...................................           1,083
                                                                      --------
                                                                       28,382
                                                                      --------
TOTAL COMMON STOCKS (Cost $56,383) ..........................          63,693
                                                                      --------
PREFERRED STOCKS (2.9%)
GERMANY (2.9%)
    3,523  Fresenius Medical Care AG ........................             936
   16,040  Henkel KGaA-Vorzug ...............................           1,039
                                                                      --------
TOTAL PREFERRED STOCKS (Cost $1,645) ........................           1,975
                                                                      --------
TOTAL FOREIGN SECURITIES (96.5%) (Cost $58,028) .............          65,668
                                                                      --------
 FACE
AMOUNT
 (000)
-------
SHORT-TERM INVESTMENT (2.1%)
REPURCHASE AGREEMENT (2.1%)
  $ (f)1,411 Chase Securities, Inc., 5.60%, dated 12/29/00,
          due 1/02/01 (Cost $1,411) .........................           1,411
                                                                       -------
FOREIGN CURRENCY (0.1%)
GBP     27   British Pound (Cost $41) .......................              41
                                                                       -------
TOTAL INVESTMENTS (98.7%) (COST $59,480) ....................          67,120
                                                                       -------
OTHER ASSETS (1.7%)

  Unrealized Gain on Foreign Currency Exchange Contracts ....  $516
  Dividends Receivable ......................................   208
  Receivable for Investments Sold ...........................   204
  Foreign Withholding Tax Reclaim Receivable ................   169
  Interest Receivable .......................................     1
  Other .....................................................    34     1,132
                                                               -----
LIABILITIES (-0.4%)

  Investment Advisory Fees Payable .........................  (130)
  Custodian Fees Payable ...................................   (21)
  Directors' Fees and Expenses Payable .....................   (19)
  Administrative Fees Payable ..............................   (18)
  Distribution Fees Payable ................................    (1)
  Other Liabilities ........................................   (29)      (218)
                                                              -----   --------
NET ASSETS (100%) ..........................................          $68,034
                                                                      ========
NET ASSETS CONSIST OF:
Paid in Capital ............................................          $57,752
Undistributed Net Investment Income ........................              137
Accumulated Net Realized Gain ..............................            2,016
Unrealized Appreciation on Investments and Foreign Currency
  Translations .............................................            8,129
                                                                      --------
NET ASSETS .................................................          $68,034
                                                                      ========
CLASS A:
--------
NET ASSETS .................................................          $65,747
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 4,638,840 outstanding $0.001 par value shares
    (authorized 500,000,000 shares) ........................           $14.17
                                                                     =========
CLASS B:
--------
NET ASSETS .................................................           $2,287
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 161,107 outstanding $0.001 par value shares
    (authorized 500,000,000 shares) ........................           $14.19
                                                                      ========

-------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


CURRENCY                                        IN                       NET
 TO                                          EXCHANGE                UNREALIZED
DELIVER            VALUE      SETTLEMENT        FOR          VALUE   GAIN (LOSS)
 (000)             (000)          DATE         (000)         (000)      (000)
------------     --------    -----------    -------------   -------  ----------
GBP    7,900     $ 11,827      5/15/01       U.S.$ 11,374   $11,374    $(453)
U.S.$ 11,374       11,374      5/15/01       EUR   13,078    12,343      969
                 --------                                  --------  --------
                 $ 23,201                                   $23,717     $516
                 ========                                  ========  ========

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
RNC -- Non-Convertible Savings Shares
-------------------------------------------------------------------------------
       SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                          VALUE      PERCENT OF
SECTOR                                                    (000)      NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ..............................   $ 6,771         10.0%
Consumer Staples ....................................    12,000         17.6
Energy ..............................................     5,001          7.4
Financials ..........................................    11,684         17.2
Health Care .........................................     7,981         11.7
Industrials .........................................     7,640         11.2
Information Technology ..............................       898          1.3
Materials ...........................................     6,738          9.9
Telecommunication Services ..........................     5,177          7.6
Utilities ...........................................     1,778          2.6
                                                        -------         -----
                                                        $65,668         96.5%
                                                        =======         =====

      The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                      European Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
--------------------------------------------------------------------------------
[CHART]

United Kingdom     (40.0%)
France             (17.9%)
Sweden             (13.1%)
Spain                (11%)
Netherlands         (3.4%)
Ireland             (3.1%)
Germany             (2.0%)
Norway              (1.7%)
Finland             (1.5%)
Portugal            (1.1%)
Other               (5.2%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
---------------------------------------------------------------------
                                                               [GRAPH]

              European Real         European Real             GPR General
            Estate Portfolio-     Estate Portfolio-      Real Estate Securities
                 Class A               Class B              Index - Europe(1)
            -----------------     ------------------     ----------------------
1997        $500,000              $100,000               $500,000
1998        --------              --------               --------
1999        --------              --------               --------
2000        $559,901              $111,138               $562,263

 *  Commenced operations on October 1, 1997
**  Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The GPR General Real Estate Securities Index - Europe value at December 31, 2000 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31,2000 would be $103,640.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL
ESTATE SECURITIES INDEX - EUROPE(1)
--------------------------------------------------------------------------------

                                           TOTAL RETURNS(2)
                                     --------------------------
                                       ONE      AVERAGE ANNUAL
                                      YEAR      SINCE INCEPTION
                                     -------   ----------------
PORTFOLIO -- CLASS A...............   14.91%          3.54%
PORTFOLIO -- CLASS B...............   14.55           3.30
INDEX..............................    9.05           3.64

1. The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the European Real Estate Portfolio is to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of 14.91% for the Class A shares and 14.55% for the Class B shares compared to 9.05% for the GPR General Real Estate Securities Index - Europe (the "Index"). For the period from inception on October 1, 1997 through December 31, 2000, the Portfolio had an average annual total return of 3.54% for the Class A shares and 3.30% for the Class B shares compared to 3.64% for the Index.

The year 2000 was very successful for investors in the European real estate securities sector. After posting a -0.4% Euro return in the fourth quarter, the GPR Index offered a 16.4% return for the year 2000. This compares to a quarterly and annual Euro return of -4.1% and -1.9%, respectively, for the broader European equity markets, measured by MSCI Europe. Hence, real estate securities showed a relative outperformance of 18.3% versus the broader equity market in 2000, the best year of relative performance since 1987. The best performing listed property markets for the year were Denmark, Sweden, Ireland and the United Kingdom, returning 39.7%, 38.4%, 27.5% and 21.6% in Euros, respectively. The worst performing markets for the year were Norway, Belgium, Portugal and Switzerland with Euro returns of -3.2%, -2.4%, -2.4% and -1.1%, respectively.

Looking ahead to 2001, we remain optimistic about the European real estate securities market, but we do expect the sector returns to slow down towards the historic average annual Euro return of 10.0%. This compares favorably to the expectations for a weak year for the broader European equity markets.

European property shares have returned 19.8% in 1999 and 16.4% in 2000, and rental and capital value growth in European real estate markets have been strong during the same period on the back of above trend economic growth in

--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN
THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED
AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
European Real Estate Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

most European countries. Building activity has increased in this positive environment, and the main question for the near future is how take-up will respond to this new space, and how absorption will be effected by the expected economic slow down in 2001.

The vacancy rate of the European office market as a whole has decreased consistently since the end of 1993. Vacancy rates in all European office markets have continued to decline since 1999, despite an increase in office space completions since the end of 1998. Low vacancy rates combined with strong demand for office space have put clear upward pressure on rents and explain the high rental growth rates.

Office space in the pipeline for 2001 and 2002 is expected to exceed the level of completions at the last peak in the late eighties. However, while the top level of completions in the previous cycle comprised 4.5% of the total stock, this is now a bit more modest at below 3% as the office stock has grown from 100 million metric squares to 150 million metric squares.

The supply risk on the cycle is more modest as a result, and this risk is also somewhat mitigated by current vacancy rates at about 4%, which is half of what they were at the last peak level of 8.0% in 1993. Also, about 50% of new completions in 2001 are currently pre-let, and about 37% of new supply in 2002 is pre-let. Given the in-elasticity of new supply, the key variable to watch in 2001 will be space absorption by tenants. The European real estate market is moving towards equilibrium with slowing growth, but if the current projected slowdown in the economy turns out better than expected, the prevailing imbalance in the real estate markets could result in yet another year of strong rental growth.

Following lower expectations for global growth, MSDW economists have lowered their estimate of 2001 annual GDP growth in the U.K. by another 10 basis points to 2.4%. Quarterly annualized GDP growth is envisaged to ease from 2.9% at the end of 3Q 2000 to a below-trend 2.1% by the end of 2001. However, this slowdown should prove short-lived, and the MSDW view is for a subsequent rebound to 3.2% annual growth in 2002. This expansion is entirely explained by domestic demand growth, as private sector and government consumption are set to register robust growth in 2002. Despite higher oil prices, U.K. inflation should stay below the Government's target of 2.5%, with 2001 inflation expected at 2.4%. Against this backdrop of slowing growth and benign inflation, MSDW forecasts the first rate cut of 25 basis points in mid 2001, with a further 25 basis points reduction in late autumn, leaving the end-2001 rate target at 5.5%.

The U.K. showed a GBP return of 5.0% in the fourth quarter, but as the Euro recovered from its all time lows versus the British Pound, the Euro return for the U.K. sector was only -0.2%, in line with the European average. This resulted in a 21.6% Euro return for the year, marking the second consecutive year of outperformance for the U.K. Three real estate companies were bid for during the fourth quarter, bringing the total for the year to eleven. Pillar, a listed company, offered a cash bid for Wates City, and both Burford and Frogmore became subject to a privately financed management buyout ("MBO"). Over the last two years, sixteen companies with a total market cap of L4.5 billion departed the sector as a result of liquidation, an MBO or a take-over, including L1.9 billion relating to the MBO of MEPC, nearly
20% of the total value of the sector. In addition, share buy-backs and capital returns have totalled over L1.5 billion over the last two years. While we believe that corporate activity is likely to slow this year, we still believe that there will be opportunities for further MBOs and share buy-backs given that the public to private arbitrage still exists with average discounts at 22.8%.

French property shares showed a -0.2% Euro return in the fourth quarter, bringing the return for the year to 7.4%, underperforming the index by 9.0% for the year. The residential companies dragged down the sector during the year, with Simco, Gecina and Fonciere Lyonnaise returning -4.3%, -5.2% and -7.8%, respectively. On the other hand, the commercial companies posted good returns, with Unibail, Sophia and Klepierre returning 40.4%, 14.1% and 8.3% for the year, respectively.

The Swedish real estate securities market showed another quarter of strong performance with a 4.2% Euro return, bringing the return for the year to 38.4% in Euro. This is a phenomenal 54.1% of relative outperformance versus the local equity market. After intensive corporate activity in the first three quarters of the year, the fourth quarter turned out to be slow. One interesting event was the placement of the 26.5% Skanska stake in JM at a price of SEK 210. The placement of shares was almost two times over-subscribed and was placed with domestic and international institutional shareholders within two days, showing the appetite of institutions for Swedish real estate. At the same time, JM eliminated the separate A and B shares structure giving JM a single share capital structure with equal voting rights, which we regard as positive for the shareholders.

Denmark is disappearing as a country in our index. Norden Invest, a consortium of domestic institutional investors, has agreed to buy ES Norden A/S at 367 Kroner per share, which was a 15% premium to the closing price of the day before the bid and represented a 15% discount to its NAV. As a result of the takeover, the fourth quarter performance for Denmark was 14.5% in Euros, and 39.7% for the year 2000. This made Denmark the best performing real estate securities market in Europe.

--------------------------------------------------------------------------------
                                                European Real Estate Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

The Norwegian and Finnish property shares markets had a disappointing year, returning -3.2% and 3.4% in Euros, respectively. Both real estate securities markets remain attractive with shares trading at discounts to NAV of more than 40%, and the underlying real estate markets remain robust. Hence, opportunities for public to private arbitrage exist in these markets, and we remain overweight.

The Dutch sector outperformed the European average over the last quarter of 2000, returning 1.5% in Euros. However, the Dutch real estate securities significantly underperformed the European market over the whole of 2000, showing a return of 8.5% in Euros versus a 16.4% return for the GPR Index.

Belgium recovered from the bad performance in the third quarter, showing a 3.8% Euro return in the fourth quarter, but it was still one of the worst performing markets in 2000, falling -2.4% in Euros. While some smaller companies showed positive total returns, the two biggest companies, Cofinimmo and Befimmo, fell -6.1% and -1.8% in Euros, respectively. Even though the companies now trade at a slight discount to or at NAV, the Belgian real estate market remains unexciting. We do not expect rental growth for offices in Brussels to accelerate due to the current vacancy rate of 5.9%, the expected flow of new space coming to the market, and an expected slowdown of the economic growth for 2001. We will continue to have no weighting in Belgium.

In the fourth quarter, the Spanish sector fell by -4.1% in Euros, but still offered an overall return for the year of 11.5%. Metrovacesa fell -14.2% in Euros after it was announced that it would invest in Argentina and Chili. Even though the investment will be minor in relation to the rest of the company's portfolio, we fail to get excited by this sudden "diversification". We prefer companies to stay focused on their core competencies, and as investors in European real estate we do not applaud companies to start investing outside of Europe. In addition, with its shares trading at a discount of 37.5%, we would support the Company utilizing its capital to buy back its own shares, instead of investing it at parity in foreign real estate markets.

Portugal was the worst performing market in the fourth quarter, falling -7.0% in Euros, bringing performance for the year down to -2.4%. The market has not rewarded Sonae Imobiliaria's successes in its local markets, but has instead punished them for the investments in Greece and Brazil. We share the view that companies should focus on their core competencies in their local markets, but we feel that the market has over-reacted in this case, and we therefore have an overweight position.

The listed property companies in Germany and Switzerland underperformed the European index this quarter, returning -1.4% and -1.0% in Euros, respectively. Both markets also significantly underperformed for the year, with returns of 0.8% and -1.1%, respectively, compared to a GPR Index return of 16.4%. The Austrian market returned 5.4% in Euros in the fourth quarter and outperformed by 1.0% relative to the GPR Index over the year. The Swiss real estate securities market has grown considerably during the year following the IPO of four companies in the first half of the year. However, even though the Swiss real estate market is still early in the cycle, we are not comfortable buying in at this time given relative valuations. We currently remain underweight in all three markets.

Theodore R. Bigman
PORTFOLIO MANAGER

Jan Willem de Geus
PORTFOLIO MANAGER

January 2001

--------------------------------------------------------------------------------
European Real Estate Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES                                                                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.1%)
BELGIUM (0.4%)
        (a)400  Cofinimmo S.A. ..................................   $        34
                                                                    ------------
FINLAND (1.5%)
        36,440  Sponda Oyj ......................................           135
                                                                    ------------
FRANCE (17.9%)
         1,300  Gecina ..........................................           124
         2,858  Klepierre .......................................           269
           590  Silic ...........................................            91
         1,800  Simco (RFD) .....................................           124
      (a)6,620  Societe Fonciere Lyonnaise ......................           179
         6,120  Sophia ..........................................           172
         4,362  Unibail .........................................           695
                                                                    ------------
                                                                          1,654
                                                                    ------------
GERMANY (2.0%)
        15,161  IVG Holding AG ..................................           185
                                                                    ------------
IRELAND (3.1%)
        42,400  Green Property plc ..............................           283
                                                                    ------------
ITALY (0.6%)
        19,400  Beni Stabili S.p.A. .............................            10
    (a)131,800  Bonaparte S.p.A. ................................            43
                                                                    ------------
                                                                             53
                                                                    ------------
NETHERLANDS (3.4%)
         2,800  Schroders International Property Fund N.V. ......            47
         2,129  Uni-Invest N.V. .................................            22
         5,600  VIB N.V. ........................................           142
      (a)2,100  Wereldhave N.V. .................................           103
                                                                    ------------
                                                                            314
                                                                    ------------
NORWAY (1.7%)
      (a)8,700  Home Invest ASA .................................             5
        12,100  Steen & Strom ASA ...............................           148
                                                                    ------------
                                                                            153
                                                                    ------------
PORTUGAL (1.1%)
         8,380  Sonae Imobiliaria S.A. ..........................            99
                                                                    ------------
SPAIN (11.0%)
        29,540  Inmobiliaria Colonial S.A. ......................           397
        25,200  Inmobiliaria Metropolitana Vasco Central ........           365
        42,130  Vallehermoso ....................................           256
                                                                    ------------
                                                                          1,018
                                                                    ------------
SWEDEN (13.1%)
      25,905    Castellum AB ....................................           285
      23,580    Drott AB, Class B ...............................           325
   (a)20,900    Hufvudstaden International AB ...................            69
      15,920    JM AB ...........................................           352
    (a)5,100    Pandox AB .......................................            52
   (a)88,100    Wihlborgs Fastigheter AB ........................           121
                                                                    ------------
                                                                          1,204
                                                                    ------------
                                                                        VALUE
SHARES                                                                  (000)
--------------------------------------------------------------------------------
SWITZERLAND (0.3%)
        (a)326  PSP Swiss Property AG ...........................   $        31
                                                                    ------------
UNITED KINGDOM (40.0%)
        47,100  Benchmark Group plc .............................           214
        19,300  BPT plc .........................................            85
        85,915  British Land Co. plc ............................           610
        30,600  Brixton Estate plc ..............................           111
       119,310  Buford Holdings plc .............................           213
        55,100  Capital & Regional Properties plc ...............           185
        31,882  Chelsfield plc ..................................           172
        40,800  Delancey Estates plc ............................            63
        10,900  Derwent Valley Holdings plc .....................           121
        25,812  Grantchester Holdings plc .......................            78
        49,182  Great Portland Estates plc ......................           215
        33,880  Hammerson plc ...................................           234
        46,855  Land Securities plc .............................           590
        16,807  Liberty International plc .......................           122
     (a)11,000  Marylebone Warwick Balfour Group plc ............            38
        77,529  NHP plc .........................................            24
        18,300  Quintain Estates & Development plc ..............            51
        38,300  Saville Gordon Estates plc ......................            51
        58,740  Slough Estates plc ..............................           362
        72,453  Wates City of London Properties plc .............           152
                                                                    ------------
                                                                          3,691
                                                                    ------------
TOTAL COMMON STOCKS (COST $8,777) ...............................         8,854
                                                                    ------------
     NO. OF
    WARRANTS
----------------
WARRANTS (0.0%)
FRANCE (0.0%)
      (a)6,800  Societe Fonciere Lyonnaise, expiring 7/30/02
                (Cost $0) .......................................            --
                                                                    ------------
TOTAL FOREIGN SECURITIES (96.1%) (COST $8.777) ..................         8,854
                                                                    ------------
      FACE
     AMOUNT
     (000)
----------------
SHORT-TERM INVESTMENT (2.3%)
REPURCHASE AGREEMENT (2.3%)
      $ (f)211  Chase Securities, Inc., 5.60%, dated 12/29/00,
                due 1/02/01 (Cost $211) .........................           211
                                                                    ------------
FOREIGN CURRENCY (0.2%)
GBP         13  British Pound ...................................            20
EUR          5  Euro ............................................             5
                                                                    ------------
TOTAL FOREIGN CURRENCY (Cost $24)                                            25
                                                                    ------------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       AMOUNT
                                                                        (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%) (Cost $9,012) .........................   $     9,090
                                                                    ------------
OTHER ASSETS (1.8%)
  Dividends Receivable ............................   $       149
  Foreign Withholding Tax Reclaim Receivable ......            16           165
                                                      ------------
LIABILITIES (-0.4%)
  Administrative Fees Payable .....................            (6)
  Custodian Fees Payable ..........................            (4)
  Investment Advisory Fees Payable ................            (3)
  Directors' Fees and Expenses Payable ............            (2)
  Distribution Fees Payable .......................            (1)
  Other Liabilities ...............................           (24)          (40)
                                                      ------------  ------------
NET ASSETS (100%) ...............................................   $     9,215
                                                                    ============
NET ASSETS CONSIST OF:
Paid in Capital .................................................   $    15,834
Distributions In Excess of Net Investment Income ................           (57)
Accumulated Net Realized Loss ...................................        (6,616)
Unrealized Appreciation on Investments and Foreign Currency
     Translations................................................            54
                                                                    ------------
NET ASSETS ......................................................   $     9,215
                                                                    ============

                                                                       AMOUNT
                                                                        (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS ......................................................   $     7,766
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 748,460 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ........................   $     10.38
                                                                    ============
CLASS B:
NET ASSETS ......................................................   $     1,449
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 139,218 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ........................   $     10.41
                                                                    ============

--------------------------
(a) --  Non-income producing security
(f) --  The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
--------------------------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                         VALUE       PERCENT OF
SECTOR                                                   (000)       NET ASSETS
-----------------------------------------------------------------------------------
Apartments                                            $     1,378          15.0%
Diversified                                                 5,317          57.7
Office Buildings                                              286           3.1
Office and Industrial                                       1,441          15.6
Shopping Centers                                              432           4.7
                                                      -----------   -----------
                                                      $     8,854          96.1%
                                                      ===========   ===========

   The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
European Real Estate Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
-------------------------------------------------------------------------------
[CHART]

United States         (39.1%)
United Kingdom        (16.3%)
Japan                 (10.6%)
France                 (7.5%)
Switzerland            (4.9%)
Netherlands            (4.7%)
Canada                 (2.4%)
Germany                (2.4%)
Australia              (1.9%)
Ireland                (1.5%)
Other                  (8.7%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT

----------------------------------------------
                                       [GRAPH]

              Global Equity
               Portfolio-           MSCI World
                 Class A             Index (1)
              --------------        ----------
10/31/92      $  500,000            $  500,000
12/31/92      ----------            ----------
1993          ----------            ----------
1994          ----------            ----------
1995          ----------            ----------
1996          ----------            ----------
1997          ----------            ----------
1998          ----------            ----------
1999          ----------            ----------
2000          $1,806,672            $1,359,159

 *  Commenced operations on July 15, 1992
**  Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
-------------------------------------------------------------------------------

                                    TOTAL RETURNS(2)
                              -------------------------------
                                        AVERAGE     AVERAGE
                                        ANNUAL      ANNUAL
                                ONE      FIVE        SINCE
                               YEAR      YEARS     INCEPTION
                              -------  --------   -----------
PORTFOLIO -- CLASS A.........  11.75%    15.15%      16.38%
PORTFOLIO -- CLASS B.........  11.52       N/A       14.74
INDEX -- CLASS A............. -13.18     12.12       12.54
INDEX -- CLASS B............. -13.18       N/A       12.03

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Global Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in emerging markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of 11.75% for the Class A shares and 11.52% for the Class B shares compared to -13.18% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 15.15% compared to 12.12% for the Index. For the period from inception on July 15, 1992 through December 31, 2000, the average annual total return for the Class A shares was 16.38% compared to 12.54% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 14.74% compared to 12.03% for the Index.

On a sector basis, the Portfolio's underweight to technology contributed more to relative outperformance than any other factor. Despite some compression of valuation multiples in technology companies, we remain concerned about the impact of slowing U.S. growth on the earnings expectations of the sector. The Portfolio's performance was further enhanced during 2000 by strong stock selection and a continued overweight to consumer staples. Philip Morris was the single biggest contributor during 2000, as fundamentals continue to improve and litigation risks wane. The share price is up over 100% since this time last year. Unicom, which merged with Peco to form a company called Exelon, was another top contributor to performance during 2000. We remain impressed by their regulatory clarity and great balance sheet. The management teams of Unicom and Peco are clearly hard-driven shareholder value maximizers and Exelon will likely benefit from the

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN
THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
                                                        Global Equity Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)

harmonic combination of the two management teams.

General Dynamics had strong performance throughout 2000, driven by improved margins at their business jet subsidiary, Gulfstream.

While stock selection in healthcare was strong throughout the year, the Portfolio's underweight to that sector detracted from performance. NTT showed stock specific weakness, but is likely to benefit from demand for fixed-line telecoms.

Last year was good to value investors overweighted to high quality defensive businesses. In a hard landing scenario even the consumer staples sector will likely suffer earnings disappointments (as it did following the Asia crisis in '98). However, given the gearing of technology and banking profits to the economy, consumer staples still look relatively attractive to us. Of note, the Portfolio's weighting to the U.S. has risen moderately in the last year (remains underweight) as the weakness in that market has thrown up value opportunities on a global basis. We believe our switch early in 2000 from Spain's Telefonica to SBC Communications is an example of the emerging value potential in the U.S.

The Portfolio remains well positioned in the current environment, balancing an underweight in technology with a continued overweight in consumer staples.

Frances Campion
PORTFOLIO MANAGER

Paul Boyne
PORTFOLIO MANAGER

January 2001

-------------------------------------------------------------------------------
Global Equity Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
------------------------------------------------------------------------------

                                                                         VALUE
SHARES                                                                   (000)
-------------------------------------------------------------------------------
COMMON STOCKS (98.1%)
AUSTRALIA (1.9%)
       220,910  CSR Ltd. ............................................  $   575
       106,989  Westpac Banking Corp. ...............................      785
                                                                       --------
                                                                         1,360
                                                                       --------
BELGIUM (0.4%)
         6,630  Delhaize-Le Lion ....................................      315
CANADA (2.4%)
     (a)10,580  Potash Corp. of Saskatchewan, Inc. ..................      827
        27,480  Telus Corp. .........................................      761
         5,420  Telus Corp. (Non-Voting Shares) .....................      142
                                                                       --------
                                                                         1,730
                                                                       --------
CHINA/HONG KONG (1.3%)
       246,180  Hong Kong Electric Holdings Ltd. ....................      909
                                                                       --------
DENMARK (0.6%)
        10,370  Danisco A.S. ........................................      427
                                                                       --------
FRANCE (7.5%)
      (a)8,790  Alcatel Alsthom .....................................      499
        13,690  Aventis S.A. ........................................    1,202
      (a)5,130  Groupe Danone .......................................      774
         5,010  Lafarge S.A. ........................................      420
        14,580  Pernod Ricard .......................................    1,006
         9,230  Total Fina S.A., Class B ............................    1,373
                                                                       --------
                                                                         5,274
                                                                       --------
GERMANY (2.4%)
        17,034  BASF AG .............................................      775
        17,150  Bayer AG ............................................      900
                                                                       --------
                                                                         1,675
                                                                       --------
IRELAND (1.5%)
        44,800  Bank of Ireland plc .................................      444
        90,906  Green Property plc ..................................      606
                                                                       --------
                                                                         1,050
                                                                       --------
ITALY (1.5%)
        75,160  ENI S.p.A. ..........................................      480
         5,106  Seat-Pagine Gialle S.p.A. ...........................       11
        93,183  Telecom Italia S.p.A. (RNC) .........................      560
                                                                       --------
                                                                         1,051
                                                                       --------
JAPAN (10.6%)
            49  DDI Corp. ...........................................      236
        19,000  Fuji Photo Film Ltd. ................................      793
        29,000  Fujitsu Ltd. ........................................      427
        78,000  Hitachi Ltd. ........................................      694
        15,000  Matsushita Electric Industrial Co., Ltd. ............      358
        50,000  Mitsubishi Electric Corp. ...........................      307
        53,000  Mitsui & Co., Ltd. ..................................      333
        18,000  NEC Corp. ...........................................      329
           141  Nippon Telegraph & Telephone Corp. (NTT) ............    1,014
        32,000  Sankyo Co., Ltd. ....................................      766
        32,000  Sumitomo Bank, Ltd. .................................      328
        68,000  Sumitomo Marine & Fire Insurance Co., Ltd. ..........      438
       224,000  Tokyo Gas Co., Ltd. .................................      661
        53,000  Toppan Printing Co., Ltd. ...........................      461
        46,000  Toshiba Corp. .......................................      307
                                                                       --------
                                                                         7,452
                                                                       --------
NETHERLANDS (4.7%)
        13,170  Akzo Nobel N.V. .....................................      707
        11,296  ING Groep N.V. ......................................      902
     (a)16,909  Koninklijke Philips Electronics N.V. ................      620
        17,600  Royal Dutch Petroleum Co. ...........................    1,066
                                                                       --------
                                                                         3,295
                                                                       --------
SINGAPORE (0.6%)
        55,000  United Overseas Bank Ltd. ...........................      412
                                                                       --------
SOUTH KOREA (0.3%)
      (a)2,600  Samsung Electronics Co. GDR (New) ...................      185
                                                                       --------
SPAIN (1.0%)
         4,410  Iberdrola ...........................................       55
        24,200  Repsol ..............................................      387
        17,569  Telefonica ..........................................      290
                                                                       --------
                                                                           732
                                                                       --------
SWEDEN (1.1%)
       104,400  Nordbanken Holding AB ...............................      791
                                                                       --------
SWITZERLAND (4.9%)
           226  Cie Financiere Richemont AG, Class A ................      604
           443  Holderbank Financiere Glarus AG, Class B (Bearer) ...      533
           650  Nestle (Registered) .................................    1,516
         1,440  Swisscom AG (Registered) ............................      374
        (a)216  Syngenta AG .........................................       12
         2,545  UBS AG ..............................................      415
                                                                       --------
                                                                         3,454
                                                                       --------
UNITED KINGDOM (16.3%)
       171,610  Allied Domecq plc ...................................    1,134
         8,900  AstraZeneca Group plc ...............................      449
        51,000  BAA plc .............................................      471
       114,900  BAE Systems plc .....................................      656
        94,524  Blue Circle Industries plc ..........................      623
        53,900  British Telecommunications plc ......................      461
       174,913  Cadbury Schweppes plc ...............................    1,210
        87,196  Diageo plc ..........................................      977
        31,100  GKN plc .............................................      329
     (a)35,329  Granada Group plc ...................................      385
        56,800  Great Universal Stores plc ..........................      446
        71,400  Imperial Tobacco Group plc ..........................      743
        66,311  Reckitt Benckiser plc ...............................      914
       131,000  Rolls-Royce plc .....................................      388
       134,718  Sainsbury (J) plc ...................................      799
       151,000  Vodafone Group plc ..................................      554
        75,200  WPP Group plc .......................................      980
                                                                       --------
                                                                        11,519
                                                                       --------
UNITED STATES (39.1%)
        46,422  Albertson's, Inc. ...................................    1,230
        37,840  Alcoa, Inc. .........................................    1,268
         2,800  American Home Products Corp. ........................      178
     (a)14,140  BJ's Wholesale Club, Inc. ...........................      543
        25,210  Boise Cascade Corp. .................................      848
        16,095  Borg-Warner Automotive, Inc. ........................      644

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                        Global Equity Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                         VALUE
SHARES                                                                   (000)
-------------------------------------------------------------------------------
UNITED STATES  (CONT.)
         6,600  Bristol-Myers Squibb Co. ............................  $   488
     (a)48,560  Cadiz, Inc. .........................................      434
        29,350  Chase Manhattan Bank ................................    1,334
        10,600  Deere & Co. .........................................      486
        20,350  Exelon Corp .........................................    1,429
        17,500  First Data Corp. ....................................      922
        17,110  General Dynamics Corp. ..............................    1,335
     (a)21,669  GenRad, Inc. ........................................      217
        19,773  Georgia Pacific Group ...............................      615
        14,000  Goodrich (BF) Co. ...................................      509
         8,350  Honeywell International, Inc. .......................      395
        12,942  Houghton Mifflin Co. ................................      600
        10,377  Lockheed Martin Corp. ...............................      352
        10,400  MBIA, Inc. ..........................................      771
         3,100  McGraw-Hill Cos., Inc. ..............................      182
        17,900  Mellon Bank Corp. ...................................      880
         5,600  Merrill Lynch & Co. .................................      382
        26,900  Metlife, Inc. .......................................      941
     (a)23,000  NCR Corp. ...........................................    1,130
        10,070  New York Times Co.,  Class A. .......................      403
         4,200  Northrop Grumman Corp. ..............................      349
        18,849  Pharmacia Corp. .....................................    1,150
        49,950  Philip Morris Cos., Inc. ............................    2,198
         9,100  Rockwell International Corp. ........................      433
        31,600  SBC Communications,  Inc. ...........................    1,509
        28,900  Sears, Roebuck & Co. ................................    1,004
        23,510  Tupperware Corp. ....................................      480
        23,200  U.S. Bancorp ........................................      677
        25,831  Verizon Communications ..............................    1,295
         6,600  Xerox Corp. .........................................       30
                                                                       --------
                                                                        27,641
                                                                       --------
TOTAL COMMON STOCKS (Cost $64,425)...................................   69,272
                                                                       --------
TOTAL FOREIGN SECURITIES (98.1%) (Cost $64,425)......................   69,272
                                                                       --------

      FACE
     AMOUNT
     (000)
    --------
SHORT-TERM INVESTMENTS (1.2%)
  REPURCHASE AGREEMENT (1.2%)
     $ (f)863 Chase Securities, Inc., 5.60%, dated 12/29/00,
                due 1/02/01 (Cost $863)..............................      863
                                                                       --------
FOREIGN CURRENCY (0.3%)
GBP       136 British Pound .........................................      204
DKK         6 Danish Krone  .........................................       --
JPY       336 Japanese Yen ..........................................        3
                                                                       --------
TOTAL FOREIGN CURRENCY (Cost $205) ..................................      207
                                                                       --------
TOTAL INVESTMENTS (99.6%) (Cost $65,493) ............................   70,342
                                                                       --------


                                                                         VALUE
                                                                         (000)
-------------------------------------------------------------------------------
OTHER ASSETS (1.9%)
  Cash ..................................................  $   864
  Dividends Receivable ..................................      259
  Foreign Withholding Tax Reclaim Receivable ............      101
  Receivable for Investments Sold .......................       79
  Receivable for Portfolio Shares Sold ..................       36
  Other .................................................        6    $  1,345
                                                           -------
LIABILITIES (-1.5%)

  Payable for Investments Purchased .....................     (880)
  Investment Advisory Fees Payable ......................     (105)
  Distribution Fees Payable .............................      (16)
  Custodian Fees Payable ................................      (14)
  Directors' Fees and Expenses Payable ..................      (14)
  Administrative Fees Payable ...........................      (10)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts ..................................       (1)
  Other Liabilities .....................................      (33)     (1,073)
                                                           -------    --------
NET ASSETS (100%) .................................................   $ 70,614
                                                                      ========
NET ASSETS CONSIST OF:

Paid in Capital ...................................................   $ 66,266
Distributions In Excess of Net Investment Income ..................       (134)
Distributions In Excess of Net Realized Gain ......................       (352)
Unrealized Appreciation on Investments and Foreign Currency
  Translations ....................................................      4,834
                                                                      --------
NET ASSETS ........................................................   $ 70,614
                                                                      ========
CLASS A:
--------
NET ASSETS ........................................................   $ 40,418
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 2,370,678 outstanding $0.001 par value shares
          (authorized 500,000,000 shares)..........................   $  17.05
                                                                      ========
CLASS B:
--------
NET ASSETS ........................................................   $ 30,196
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 1,784,995 outstanding $0.001 par value shares
     (authorized 500,000,000 shares)...............................   $  16.92
                                                                      ========


------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:


  CURRENCY                                IN                    NET
     TO                                 EXCHANGE             UNREALIZED
   DELIVER    VALUE     SETTLEMENT        FOR        VALUE      (LOSS)
   (000)      (000)        DATE          (000)       (000)      (000)
-----------  -------   ------------   ----------     -----   -----------
GBP  136       $204      1/02/01      U.S.$  203      $203          $(1)
             =======                                 =====   ===========

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Global Equity Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

(a)  -- Non-income producing security
(f)  -- The repurchase agreement is fully collateralized
        by U.S. government and/ or agency obligations
        based on market prices at the date of this
        statement of net assets. The investment in the
        repurchase agreement is through participation in a
        joint account with affiliated parties.
RNC  -- Non-Convertible Savings Shares
GDR  -- Global Depository Receipts
-------------------------------------------------------------------------------

  SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                           VALUE   PERCENT OF
SECTOR                                     (000)   NET ASSETS
--------------------------------------------------------------
Consumer Discretionary..................  $ 8,843      12.5%
Consumer Staples........................   13,677      19.4
Energy..................................    3,305       4.7
Finance.................................   10,106      14.3
Health Care.............................    4,233       6.0
Industrials.............................    6,936       9.8
Information Technology..................    3,818       5.4
Materials...............................    8,103      11.5
Telecommunication Services..............    7,196      10.2
Utilities...............................    3,055       4.3
                                          -------     ------
                                          $69,272      98.1%
                                          =======     ======

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                        Global Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
-------------------------------------------------------------------------------

[CHART]

United Kingdom            (33.9%)
Japan                     (20.2%)
France                     (8.5%)
Switzerland                (7.0%)
Netherlands                (5.9%)
China/Hong Kong            (2.9%)
Australia                  (3.7%)
Canada                     (2.3%)
Sweden                     (1.8%)
Germany                    (1.7%)
Other                     (12.1%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT

------------------------------------------------
                                         [GRAPH]

              International
                 Equity
                Portfolio-             MSCI EAFE
                 Class A               Index (1)
              -------------           ----------
1990          $  500,000              $500,000
1991          ----------              --------
10/31/92      ----------              --------
12/31/92      ----------              --------
1993          ----------              --------
1994          ----------              --------
1995          ----------              --------
1996          ----------              --------
1997          ----------              --------
1998          ----------              --------
1999          ----------              --------
2000          $1,989,617              $882,302

*  Commenced operations on August 4, 1989
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-------------------------------------------------------------------------------

                                      TOTAL RETURNS(2)
                              --------------------------------
                                          AVERAGE ANNUAL
                                      ------------------------
                              ONE     FIVE    TEN      SINCE
                              YEAR   YEARS   YEARS    INCEPTION
                             ------   -----   -----   ---------
PORTFOLIO -- CLASS A......    9.29%   15.57%  14.89%     12.86%
PORTFOLIO -- CLASS B......    8.94     N/A     N/A       15.12
INDEX -- CLASS A..........  -14.17     7.13    8.24       5.26
INDEX -- CLASS B..........  -14.17     N/A     N/A        7.13

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of 9.29% for the Class A shares and 8.94% for the Class B shares compared to -14.17% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 15.57% compared to 7.13% for the Index. For the ten-year period ended December 31, 2000, the average annual total return for the Class A shares was 14.89% compared to 8.24% for the Index. For the period from inception on August 4, 1989 through December 31, 2000, the average annual total return for the Class A shares was 12.86% compared to 5.26% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return of Class B shares was 15.12% compared to 7.13% for the Index.

International equity markets followed the fortunes of the NASDAQ Index to varying degrees during the calendar year. Most equity markets peaked in early March before declining over the remainder of the year to record negative returns for the calendar year as the technology bubble burst and concerns over a hard landing for the U.S. economy took hold. The Japanese equity market suffered the largest fall of the major international markets declining by 20% in local currency terms and 28% in U.S. dollar terms. The European markets, ex the U.K., declined by a modest 1.6% in local currency terms but over 8% in U.S. dollar terms as a result of the depreciation of the euro. The U.K. market closed the year down 4.6% in local currency but down 11.5% in U.S. dollar terms.

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
-------------------------------------------------------------------------------
International Equity Portfolio
                                      48

[GRAPHIC] Morgan Stanley Dean Witter
 Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)

An underweight allocation in Japan (21.9% compared to 26.5% for the Index) was a slight positive for the Portfolio's performance but by far the majority of the outperformance was generated from stock picks within countries rather than through country allocation.

In particular, the Portfolio benefited from a highly defensive positioning with an aggressive overweight exposure to consumer staples (average weighting of 18.1% compared to 5.8% for the Index) and utilities and an underweight exposure to the telecommunications and technology sectors. In total, this explains over half of the outperformance for the year.

The balance of the outperformance came from good stock selection across all the other MSCI sector classifications, in particular consumer discretionary (+330 basis points) and healthcare (+240 basis points) where the Portfolio benefited from the spectacular performance of the Japanese pharmaceutical companies, Daiichi and Shionogi.

As we enter the new year, the Portfolio maintains a defensive bias with an overweight position in consumer staples and utilities where valuations still remain reasonable relative to free cash flow and there is greater degree of earnings visibility. Despite the sharp price declines seen in many technology and telecommunication share prices, we believe earnings growth expectations still remain far too optimistic for this group, particularly if there is a hard landing in the U.S. economy. We therefore remain underweight these sectors although market movements have reduced the size of the relative underweight position.

Our single largest disagreement with the market is now in the financial sector (15.2% weighting compared to 26.0% for the Index) where we outright disagree with the consensus view that the financial sector offers a safe haven in the current environment. In our opinion it is far too early in the deteriorating credit cycle to be looking through the valley of earnings disappointments to the next peak, particularly given the record levels of consumer and corporate sector debt in the U.S.

The overweight position in healthcare has been unwound as profits in Japanese (Daiichi and Shionogi) and European (Schering, NovoNordisk) pharmaceuticals have been taken. The Portfolio is neutrally positioned in the energy sector and remains overweight the materials sector where stock prices already discount an economic hard landing and valuations look compelling.

Dominic Caldecott
PORTFOLIO MANAGER

Peter Wright
PORTFOLIO MANAGER

William Lock
PORTFOLIO MANAGER

Walter Riddell
PORTFOLIO MANAGER

January 2001

-------------------------------------------------------------------------------
                                                 International Equity Portfolio
                                      49

[GRAPHIC] Morgan Stanley Dean Witter
 Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------


                                                                          VALUE
SHARES                                                                    (000)
---------------------------------------------------------------------------------
COMMON STOCKS (95.3%)
   AUSTRALIA (3.7%)
    1,541,521  Brambles Industries Ltd. ........................       $  36,020
(c)19,595,840  Fosters Brewing Group Ltd. ......................          51,458
 (c)6,964,862  Westpac Banking Corp. ...........................          51,126
 (c)8,375,920  Woolworths Ltd. .................................          39,237
                                                                       ---------
                                                                         177,841
                                                                       ---------
   CANADA (2.3%)
 (a)2,251,194  Husky Energy, Inc. ..............................          22,351
      403,765  Potash Corp. of Saskatchewan, Inc. ..............          31,560
 (c)2,215,548  Telus Corp. .....................................          60,368
                                                                       ---------
                                                                         114,279
                                                                       ---------
   CHINA/HONG KONG (2.9%)
   10,952,000  China Light & Power Co., Ltd.....................          54,622
(c)12,449,420  Hong Kong Electric Holdings Ltd. ................          45,969
(c)17,324,155  Hong Kong Land Holdings Ltd. ....................          38,459
                                                                       ---------
                                                                         139,050
                                                                       ---------
   DENMARK (0.6%)
      678,912  Danisco A/S .....................................          27,940
                                                                       ---------
   FINLAND (1.3%)
    4,708,300  Enso Oy .........................................          55,700
      370,200  Huhtamaki Oyj, Series 1 .........................           9,871
                                                                       ---------
                                                                          65,571
                                                                       ---------
   FRANCE (8.5%)
   (a)525,272  Alcatel S.A. ....................................          29,837
      673,540  Assurances Generales de France (Bearer) .........          46,796
    1,240,940  Aventis S.A. ....................................         108,938
      344,262  Cie de Saint-Gobain .............................          54,076
(a)(c)488,422  Groupe Danone ...................................          73,648
      668,943  Total Fina, Class B .............................          99,486
                                                                       ---------
                                                                         412,781
                                                                       ---------
   GERMANY (1.7%)
      499,665  BASF AG .........................................          22,729
    1,138,948  Bayer AG ........................................          59,777
                                                                       ---------
                                                                          82,506
                                                                       ---------
   ITALY (1.7%)
    7,014,830  ENI S.p.A. ......................................          44,786
 (c)6,269,657  Telecom Italia S.p.A. (RNC) .....................          37,674
                                                                       ---------
                                                                          82,460
                                                                       ---------
   JAPAN (20.2%)
    2,402,000  Asahi Chemical Industry Co., Ltd.................          13,810
    1,150,000  Canon, Inc. .....................................          40,192
      325,000  Chudenko Corp. ..................................           4,217
    1,844,000  Daibiru Corp. ...................................          13,051
 (c)4,420,000  Daiwa Securities Co., Ltd. ......................          46,073
        3,559  DDI Corp.........................................          17,134
      743,000  Fuji Photo Film Ltd. ............................          31,031
 (c)2,800,000  Fujitsu Ltd. ....................................          41,199
    4,803,000  Hitachi Ltd......................................          42,721
        6,125  Japan Tobacco, Inc. .............................          47,416
   (c)482,800  Lawson, Inc. ....................................          19,067
    2,069,000  Matsushita Electric Industrial Co., Ltd. ........          49,352
    4,325,000  Mitsubishi Electric Corp. .......................          26,566
    3,966,000  Mitsui & Co., Ltd. ..............................          24,915
    1,058,000  NEC Corp. .......................................          19,320
 (c)4,261,000  Nichido Fire & Marine Insurance Co., Ltd. .......          22,599
       12,894  Nippon Telegraph & Telephone Corp. (NTT) ........          92,720
      644,000  Ono Pharmaceutical Co., Ltd. ....................          25,152
 (c)3,153,000  Sankyo Co. Ltd. .................................          75,485
      669,000  Sekisui House Co., Ltd ..........................           6,108
    1,224,000  Shionogi & Co., Ltd. ............................          24,919
    4,560,000  Sumitomo Bank Ltd. ..............................          46,736
 (c)6,538,000  Sumitomo Marine & Fire Insurance Co.,
                 Ltd. ..........................................          42,102
    3,385,000  Sumitomo Trust & Banking Co., Ltd ...............          22,981
      424,600  Takefuji Corp....................................          26,711
(c)15,012,000  Tokyo Gas Co., Ltd. .............................          44,334
    5,201,000  Toppan Printing Co., Ltd.........................          45,216
    5,013,000  Toshiba Corp. ...................................          33,464
    1,240,000  Toyo Seikan Kaisha Ltd. .........................          20,152
      468,000  Yamanouchi Pharmaceutical Co., Ltd. .............          20,200
                                                                       ---------
                                                                         984,943
                                                                       ---------
   NETHERLANDS (5.9%)
    1,007,050  Akzo Nobel N.V. .................................          54,084
    1,054,810  CSM N.V. ........................................          26,145
      826,060  Hollandsche Beton Groep N.V. ....................           8,493
      741,967  ING Groep N.V. ..................................          59,269
   (a)677,549  Koninklijke Philips Electronics N.V. ............          24,823
    1,871,400  Royal Dutch Petroleum Co. .......................         114,665
                                                                       ---------
                                                                         287,479
                                                                       ---------
   PORTUGAL (0.6%)
 (a)8,946,300  Electricidade de Portugal SA ....................          29,567
                                                                       ---------
   SINGAPORE (1.6%)
    8,046,337  Jardine Strategic Holdings Ltd. .................          23,495
    6,967,328  United Overseas Bank Ltd. (Foreign) .............          52,250
                                                                       ---------
                                                                          75,745
                                                                       ---------
   SOUTH KOREA (0.4%)
   (a)293,300  Samsung Electronics Co. GDR (New) ...............          20,898
                                                                       ---------
   SPAIN (1.2%)
 (c)1,919,490  Iberdrola .......................................          24,060
 (c)2,076,262  Telefonica ......................................          34,309
                                                                       ---------
                                                                          58,369
                                                                       ---------
   SWEDEN (1.8%)
    3,343,020  ForeningsSparbanken AB ..........................          51,167
    5,017,116  Nordbanken Holdings AB ..........................          37,996
                                                                       ---------
                                                                          89,163
                                                                       ---------
   SWITZERLAND (7.0%)
       13,506  Cie Financiere Richemont AG, Class A ............          36,119
       34,241  Holderbank Financiere Glarus AG, Class B
                (Bearer) .......................................          41,191
       43,437  Nestle (Registered) .............................         101,290
       40,210  Novartis AG (Registered) ........................          71,068
       14,259  Schindler Holding AG (Participating
                 Certificates) .................................          22,017


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
International Equity Portfolio
                                      50

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                          VALUE
SHARES                                                                    (000)
---------------------------------------------------------------------------------
   SWITZERLAND (CONT.)
       71,500  Swisscom AG (Registered) ........................      $   18,592
    (a)55,707  Syngenta AG .....................................           2,990
   (c)301,080  UBS AG (Registered) .............................          49,128
                                                                      ----------
                                                                         342,395
                                                                      ----------
   UNITED KINGDOM (33.9%)
   11,709,800  Allied Domecq plc ...............................          77,351
    3,302,600  Associated British Foods plc ....................          24,851
      657,400  AstraZeneca Group plc ...........................          33,159
    6,538,800  BAA plc .........................................          60,392
    9,945,500  BAE Systems plc .................................          56,779
    1,667,400  Barclays plc ....................................          51,633
 (c)2,353,400  Bass plc ........................................          25,640
    4,073,298  BG Group plc ....................................          15,949
 (c)4,753,961  Blue Circle Industries plc ......................          31,332
    1,744,300  BOC Group plc ...................................          26,512
    5,600,200  British American Tobacco plc ....................          42,663
    4,401,100  British Telecommunications plc ..................          37,623
    7,414,000  Bunzl plc .......................................          45,429
   16,035,786  Cadbury Schweppes plc ...........................         110,960
    6,235,909  Diageo plc ......................................          69,897
    4,587,400  GKN plc .........................................          48,471
 (a)5,383,609  Granada Compass Group plc .......................          58,614
    8,172,700  Great Universal Stores plc ......................          64,185
    7,046,901  Imperial Tobacco Group plc ......................          73,353
   11,518,300  Invensys plc ....................................          26,940
       53,544  John Mowlem & Co. plc ...........................              98
 (a)5,570,198  Lattice Group plc ...............................          12,570
    3,868,500  Lloyds TSB Group plc ............................          40,933
    1,573,400  Prudential Corp. plc ............................          25,325
    6,920,336  Reckitt Benckiser plc ...........................          95,357
   16,685,800  Rentokil Initial plc ............................          57,604
    5,026,600  RMC Group plc ...................................          44,247
    9,586,010  Rolls-Royce plc .................................          28,402
   12,312,800  Sainsbury (J) plc ...............................          73,054
    8,293,800  Scottish & Southern Energy plc ..................          76,850
    6,454,400  Tate & Lyle plc .................................          24,019
   22,006,400  Vodafone Group plc ..............................          80,741
    8,924,400  Wolseley plc ....................................          61,353
    3,726,196  WPP Group plc ...................................          48,560
                                                                      ----------
                                                                       1,650,846
                                                                      ----------
   TOTAL COMMON STOCKS (Cost $4,111,711) .......................       4,641,833
                                                                      ----------
   TOTAL FOREIGN SECURITIES (95.3%) (Cost $4,111,711) ..........       4,641,833
                                                                      ----------


FACE
AMOUNT                                                                    VALUE
(000)                                                                     (000)
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.6%)
 SHORT-TERM INVESTMENTS HELD AS COLLATERAL
   ON LOANED SECURITIES (4.0%)
$       15,000  AT&T Corp., CP., 6.725%, 7/19/01 ................       $  15,000
        10,000  Bank of Austria, N.Y., Yankee CD, 6.67%,
                  2/16/01 .......................................          10,000
        10,013  Bayerische Hypo-Und Vereinsbank, TD,
                  7.125%, 7/03/00 ...............................          10,013
        14,000  Bear Stearns, Yankee CD, 6.72%, 5/04/01 .........          14,000
        10,000  Beta Finance, Inc., MTN, 6.925%, 9/05/01 ........          10,000
         5,498  BNP Paribas N.Y., Yankee CD, 6.53%,
                  1/08/01 .......................................           5,498
        22,745  CIT Group Holdings, MTN, 6.70%, 5/24/01 .........          22,745
        19,998  K2 (USA) LLC., MTN, 6.71%, 9/17/01 ..............          19,998
        23,000  First Union Bank, CD, 6.68%, 2/20/01 ............          23,000
        12,430  Four Winds Funding Corp., CP 6.70%,
                  1/10/01 .......................................          12,430
        20,000  Links Finance Corp., MTN, 6.65%, 5/21/01.........          20,000
        15,015  Student Loan Market, 6.54%, 6/11/01 .............          15,015
         6,248  Salomon Smith Barney, Inc., 6.50%, dated
                  12/29/00, due 1/02/01 .........................           6,248
        12,431  Tulip Funding Corp., CP, 6.71%, 1/10/01 .........          12,431
                                                                        ---------
 TOTAL SECURITIES HELD FOR COLLATERAL ON
   LOANED SECURITIES ............................................         196,378
                                                                        ---------
 REPURCHASE AGREEMENT (1.1%)
     (f)56,644 Chase Securities, Inc., 5.60%, dated
                 12/29/00, due 1/02/01...........................          56,644
                                                                        ---------
 TIME DEPOSIT (1.5%)
        80,252 Euro Time Deposit, 4.81%, 12/31/00 ...............          72,095
                                                                        ---------
 TOTAL SHORT-TERM INVESTMENTS (Cost $325,117) ...................         325,117
                                                                        ---------
FOREIGN CURRENCY (0.9%)
AUD    949 Australian Dollar ....................................             528
GBP  2,998 British Pound ........................................           4,481
EUR 40,422 Euro .................................................          37,952
NZD      3 New Zealand Dollar ...................................               1
                                                                        ---------
  TOTAL FOREIGN CURRENCY (Cost $41,834) .........................          42,962
                                                                        ---------

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                 International Equity Portfolio
                                      51

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)

                                                                                                     VALUE
                                                                                                     (000)
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.8%) (Cost $4,478,662) .......................................          $  5,009,912
                                                                                              ------------
OTHER ASSETS (1.5%)
  Cash .............................................................          $    487
  Receivable for Portfolio Shares Sold .............................            37,646
  Unrealized Gain on Foreign Currency Exchange Contracts ...........            21,205
  Dividends Receivable .............................................             9,542
  Foreign Withholding Tax Reclaim Receivable .......................             2,303
  Interest Receivable ..............................................               810
  Receivable for Investments Sold ..................................                 9
  Other.............................................................               198              72,200
                                                                             ---------
LIABILITIES (-4.3%)
  Collateral on Securities Loaned ..................................          (196,378)
  Investment Advisory Fees Payable .................................            (9,544)
  Payable for Investments Purchased ................................            (3,559)
  Administrative Fees Payable ......................................              (599)
  Custodian Fees Payable ...........................................              (340)
  Directors' Fees and Expenses Payable .............................              (321)
  Distribution Fees Payable ........................................               (34)
  Other Liabilities ................................................              (540)           (211,315)
                                                                             ---------        ------------
NET ASSETS (100%) ....................................................................        $  4,870,797
                                                                                              ============
NET ASSETS CONSIST OF:
Paid in Capital ......................................................................        $  4,274,353
Undistributed Net Investment Income ..................................................               6,322
Accumulated Net Realized Loss ........................................................              38,464
Unrealized Appreciation on Investments and Foreign Currency Translations..............             551,658
                                                                                              ------------
NET ASSETS............................................................................        $  4,870,797
                                                                                              ============
CLASS A:
--------
NET ASSETS ...........................................................................        $  4,810,852
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 269,119,472 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).............................................         $      17.88
                                                                                              ============
CLASS B:
--------
NET ASSETS ..........................................................................         $     59,945
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 3,365,181 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).............................................         $      17.81
                                                                                              ============

-------------------------------------------------------------------------------
(a)  --  Non-income producing security
(c)  --  All or a portion of security on loan at December 31, 2000 -- See
         Note A-9 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
RNC  --  Non-Convertible Savings Shares
-------------------------------------------------------------------------------
       SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION


                                                       PERCENT
                                         VALUE          OF NET
SECTOR                                   (000)          ASSETS
---------------------------------------------------------------
Consumer Discretionary..............   $  499,472        10.3%
Consumer Staples....................      977,707        20.0
Energy .............................      297,238         6.1
Financials..........................      747,829        15.4
Healthcare..........................      358,921         7.4
Industrials.........................      406,520         8.3
Information Technology..............      227,631         4.7
Materials...........................      459,383         9.4
Telecommunication Services..........      379,161         7.8
Utilities...........................      287,971         5.9
                                       ----------       -----
                                       $4,641,833        95.3%
                                       ==========       =====

---------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver and is to receive foreign currency as indicated below:


      CURRENCY                                 IN                       NET
         TO                                  EXCHANGE                UNREALIZED
      DELIVER     VALUE     SETTLEMENT         FOR       VALUE         GAIN
       (000)      (000)        DATE           (000)      (000)        (000)
-------------- ----------- -----------    ----------- ---------- ---------------
AUD        949    $    528     1/02/01  EUR       568   $    534         $     6
GBP    320,000     478,863     4/04/01  EUR   530,601    500,062          21,199
                  --------                              --------         -------
                  $479,391                              $500,596         $21,205
                  ========                              ========         =======


The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
International Equity Portfolio
                                      52

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
-------------------------------------------------------------------------------
[CHART]

United Kingdom     (28.1%)
Japan              (22.8%)
France              (9.2%)
Switzerland         (7.3%)
Netherlands         (5.9%)
Germany             (5.2%)
Sweden              (3.0%)
Italy               (2.8%)
Finland             (2.1%)
Australia           (1.9%)
Other              (11.7%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
------------------------------------------------------------
                                                     [GRAPH]

            International Magnum   International Magnum
                 Portfolio-             Portfolio-        MSCI EAFE
                  Class A                Class B           Index(1)
            --------------------   --------------------   ---------
1996        $500,000               $100,000               $500,000
1997        --------               --------               --------
1998        --------               --------               --------
1999        --------               --------               --------
2000        $691,951               $136,569               $700,459

 *  Commenced operations on March 15, 1996
**  Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The MSCI EAFE Index value at December 31, 2000 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2000 would be $107,520.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-------------------------------------------------------------------------------

                                TOTAL RETURNS(2)
                               -------------------
                                          AVERAGE
                                           ANNUAL
                                ONE        SINCE
                                YEAR     INCEPTION
                               ------   ----------
PORTFOLIO -- CLASS A.........  -10.50%      7.00%
PORTFOLIO -- CLASS B.........  -10.81       6.71
INDEX........................  -14.17       7.52


1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will primarily invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the `Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe, Hong Kong and Singapore. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign invest-ments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -10.50% for the Class A shares and -10.81% for the Class B shares compared to -14.17% for the Index. For the period from inception on March 15, 1996 through December 31, 2000, the average annual total return for the Class A shares was 7.00% and 6.71% for the Class B shares compared to 7.52% for the Index.

The year 2000 was expected to be one of market difficulties resulting from technical problems associated with the Y2K computer bug. Instead, this proved to be a non-event while the real market event was the abrupt turnaround seen in mid-March as investors soured on the technology and telecommunication sectors which had dominated market returns and had become extremely overvalued. After mounting fears of an overheating U.S. economy and the consequent interest rate hikes, investor enthusiasm for technology, media and telecommunication (TMT) stocks cooled and sent these sectors into a nosedive. This trend continued through the remainder of the year as TMT stocks were sold in favor of more defensive and less cyclically sensitive sectors such as consumer staples and pharmaceuticals.

The theme for much of the year was one of market volatility and inflation concerns which toward year-end turned into concerns over slowing global growth. U.S. market

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

------------------------------------------------------------------------------
                                                International Magnum Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

volatility, which, with the exception of 1987, was the highest since the 1930s, impacted international markets as NASDAQ declines heightened investor skittishness. Despite a brief summer rebound in anticipation of a "soft landing" for the U.S. economy, by year-end markets were pricing in the possibility of a full-blown U.S. recession, which could extend to global markets. Although international markets had been trailing their U.S. counterparts during the last decade, the second half of the year saw them mounting a comeback, due in large part to currency appreciation. EAFE markets ended the year off 14.17% underperforming the S&P 500 which closed down 9.12% but far exceeding the technology ridden NASDAQ which fell 39.29%. Despite this difficult environment, the Portfolio outperformed the Index.

All regions fell over the course of the year, but Europe was the relative outperformer of all EAFE regions, falling 8.4% in U.S. dollar terms with a much smaller 2.2% decline in local currency. Currency weakness throughout most of the year severely impacted returns for U.S. dollar-based investors as the euro depreciated over 6% over the course of the year. Perhaps more telling of the currency impact was the near 12% depreciation of the euro seen in the first half, followed by an impressive 14% appreciation off a low of $0.83 in October to end the year at $0.94. The global mania for TMT stocks continued unabated until March of 2000. The rotation in market leadership, which began at the end of the first quarter, continued throughout the year. Concerned investors abandoned TMT for the relative safety of non-cyclical defensive sectors. The main beneficiaries of this trend were formerly neglected healthcare and consumer staples, which appreciated 22.1% and 16.7%, respectively.

The Japanese equity market suffered most from the challenging environment during 2000. After ending 1999 as the top performing EAFE region with a 61.5% appreciation, Japan fell 28.2% and underperformed all EAFE regions. Despite above consensus earnings revisions posted by leading companies, share prices remained unaffected, reacting more to negative external factors such as higher U.S. interest rates, volatile NASDAQ, escalating oil prices and mounting uncertainty of optimistic calls for a "soft landing". As foreign investors raised cash and Japanese institutions aggressively unloaded their "cross-holdings" into the September half-year book-closing, share prices slumped further. The fourth quarter of 2000 was witness to internal crisis in Japan with large scale collapses of Sogo Department Store, Kyoei and Chiyoda Life Insurance as well as political turmoil caused by a "no confidence" run on Prime Minister Mori. In a final blow for negative sentiment in 2000, the potential changes to the MSCI calculation of free float for Japanese shares ensured that any potential buyers would await the outcome of MSCI's formal announcement before any allocations to Japan would be made.

Pacific ex-Japan markets slightly underperformed the Index over the course of the year, ending the period -15.6% compared to -14.2% for the Index. The region was driven by returns seen in the financial and telecommunication sectors which comprise almost two-thirds of the regional Index. General weakness in the global telecommunications sector as well as slowing global growth and its implications for financial companies dominated the markets, especially during the latter half of the period. However, signs of positive macroeconomic change have been evident, particularly during the course of the fourth quarter. In Hong Kong, accelerating domestic demand, a dip in unemployment figures, and September's trade growth, surpassed market expectations.

The Portfolio began the year overweight compared to the Index in Japan and Asia ex-Japan and underweight relative to the Index in Europe. During the first half of 2000, we reduced exposure to Asia ex-Japan in the face of a difficult period for those markets. We decreased our overweight to Japan during the fourth quarter to end the year with a neutral position in the region. We increased our exposure to Europe during the fourth quarter thereby decreasing the magnitude of our underweight. Reducing exposure to Japan while simultaneously increasing our weighting in Europe added to performance on the margin, but on balance our regional allocation strategies neither added to nor detracted from portfolio performance.

Portfolio relative outperformance over the course of the year can be attributed directly to strong stock selection in Europe, and to a lesser degree in Japan. During the end of the first quarter, we began to take early steps to consolidate gains in Europe and to protect the Portfolio. We began trimming the Portfolio's cyclical growth exposure and adding to more defensive companies in the pharmaceuticals, food, beverage, and tobacco sectors where our research gave us confidence that we could see reliable earnings growth at reasonable valuations. By and large, we held this defensive posture throughout the balance of the year. As defensive stocks saw a return to favor in Europe, the Portfolio was positioned to reap the benefits of this turnaround.

The single largest contributor to relative outperformance for the year was our overweight to and stock selection within the consumer staples sector, which appreciated 17%. Allied Domecq (Index return +36%) pulled out of the auction for Seagram's wine and spirits business but did acquire Mumm

------------------------------------------------------------------------------
International Magnum Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

and Perrier-Jouet champagnes. Combined with the U.S. distribution rights for Stolichnaya vodka, Allied Domecq's underlying growth story remains intact. Nestle (+30%), Diageo (+45%), and Reckitt Benckiser (+49%) were also strong performers in the sector. Healthcare companies (+22%), particularly pharmaceuticals (+22%) were the strongest performing sector in the European market during the year. The Portfolio benefited both from its overweight to and stock selection within healthcare as Aventis (+53%), which recently surpassed Merck as the largest pharmaceutical company in the world, and Fresenius (+47%), the world's top dialysis products and services provider, were among the top contributors.

Our underweight and stock selection within European telecommunication services companies was the second largest contributor to relative performance over the year. Specifically, maintaining significant underweights to telecommunication incumbents Deustche Telekom (-46%) and France Telecom (-30%) as well as Vodafone Group (-18%) added handsomely to relative returns. The largest detractor from performance in Europe was our underweight to financials, which detracted from performance as the sector rose 13%.

In Japan stock selection in information technology contributed significantly to relative performance. Our zero weighting in Softbank (-89%) added almost 94 basis points to performance during the year. Our overweight to outperforming NEC (+5%) added to performance as NEC reached new highs during the first half of the year due to the strong DRAM business and its management strategy. Retaining our underweighting of Japanese financials contributed to alpha as companies in this sector suffered from a variety of actions including the unwinding of cross-shareholdings.

OUTLOOK

The very broad sector divergences that have characterized equity market valuations and stock performance over the past year should continue to unwind throughout the coming year. In place of the broad themes such as growth compared to value or new compared to old economy, we are likely to see individual stock selection within sectors become increasingly important. The key will be the severity of the U.S. slowdown and whether or not the Fed's actions can help to put the recovery back on track.

The U.S. suffers from structural imbalances that could serve to exacerbate a slowdown in capital expenditure and consumer spending. Europe may present a more stable picture as it is earlier in the economic cycle and growth is decelerating less quickly than that of the U.S. Over the past few weeks, consensus expectations about GDP and corporate earnings growth in the U.S. have been scaled back much more dramatically than in Europe. We think that this is fair given the greater impact the bursting of the technology bubble is having on U.S. corporate spending, and the more pervasive influence of the equity market wealth effect on U.S. consumers. After lagging the U.S. for several years, European GDP and corporate profits growth are likely to be on a par with or may even exceed the U.S. in 2001.

Within Europe, we will continue to look carefully at the risk profile of the companies we own and how susceptible they may be to a European slowdown or U.S. recession. We will also be looking for stocks with resilient long-term prospects that may have been beaten down by cyclical disappointment or market over-reactions. Having taken relatively early steps in 2000 to seek to protect the Portfolio from the bursting of the technology bubble, we will be looking for opportunities in 2001 to pick among the rubble for solid businesses at reasonable valuations. We are positive about the prospects for stock picking in Europe in 2001.

Over the last several months, valuations for Japanese equities have become increasingly reasonable in a still relatively expensive world. Although anemic, a macro recovery and continuing aggressive cost cutting by leading companies have begun to show the best signs of real growth over the last decade, particularly on the corporate level. Japan has committed to foster information technology, establishing a "Minister of IT," an office dedicated to promoting IT within government on a national level. The free cash flow generated by blue chip companies is now directed to increasing return on equity and productivity through IT, much as the U.S. experienced during the early 1990s. Furthermore, NTT may face a similar "Japanese style" break-up as did AT&T in the early 1980s which could provide a huge platform to exploit Japan's pre-eminence in digital technology, particularly the I-mode, over the next several years. On a bigger picture, just as Japan dominated the production of TVs and VCRs during the 1970s and 1980s, we believe Japan will do so with digital consumer products globally.

Recent weakness in the yen should contribute positively to international blue chip earnings over the next several months. Manufacturers in Japan have significantly increased their operating efficiency over the last 5 years and a weaker yen should increase both returns on equity and operating margins notably. Perhaps the biggest catalyst for a re-evaluation of Japan over the next year will be the accounting changes from book to mark-to-market. This greater transparency of balance sheets combined with recent

------------------------------------------------------------------------------
                                                International Magnum Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

amendments to the commercial code could spur a flurry of merger and acquisition activity, including hostile take-overs for the first time in Japan.

Our outlook for Asia ex-Japan remains somewhat tentative due to the region's twin sensitivity to U.S. interest rates as well as to the global TMT sectors. The recent U.S. Fed easing and the likelihood of a global easing cycle should inject much-needed liquidity into these economies, which should buoy the equity markets. Although vulnerable to further weakness in the global telecommunication and technology sectors, economies in the region are benefiting from rapid reform as well as overseas expansion. Equities in Hong Kong are also likely to gain support from falling interest rates and China's entry into the World Trade Organization, while prospects in Singapore will be closely tied to the level of global IT spending. In Australia, although short-term interest rates may decline as they have started to fall in the U.S., profitability indicators continue to deteriorate. Earnings disappointments have been prolific, and we do not anticipate that a looser monetary policy alone will be the catalyst needed for change.

Francine J. Bovich
PORTFOLIO MANAGER

January 2001

------------------------------------------------------------------------------
International Magnum Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO
------------------------------------------------------------------------------

                                                                      VALUE
SHARES                                                                (000)
------------------------------------------------------------------------------
COMMON STOCKS (93.1%)
AUSTRALIA (2.0%)
        12,050  AMP Ltd. ........................................    $   136
         6,250  Brambles Industries Ltd. ........................        146
        28,250  Broken Hill Proprietary Co., Ltd. ...............        298
     (c)25,950  Commonwealth Bank of Australia ..................        446
         8,500  CSL Ltd. ........................................        185
    (a)103,350  ERG Ltd. ........................................        158
       102,200  Fosters Brewing Group Ltd. ......................        268
        14,860  Lend Lease Corp., Ltd. ..........................        138
        32,780  National Australia Bank Ltd. ....................        525
        67,000  News Corp., Ltd. ................................        522
        51,900  Qantas Airways Ltd. .............................        103
        20,950  Rio Tinto Ltd. ..................................        343
     (a)86,450  Solution 6 Holdings Ltd. ........................         53
        90,350  Telstra Corp., Ltd. .............................        323
        53,050  Westpac Banking Corp. ...........................        389
        36,400  WMC Ltd. ........................................        155
                                                                     --------
                                                                       4,188
                                                                     --------
BELGIUM (0.0%)
      (a)2,910  Mobistar S.A. ...................................         87
                                                                     --------
CHINA/HONG KONG (1.7%)
        74,000  Asia Satellite Telecommunications Holdings Ltd. .        154
        95,000  Cathay Pacific Airways Ltd. .....................        175
        27,600  Cheung Kong Holdings Ltd. .......................        353
     (a)87,600  China Telecom Ltd. ..............................        478
       174,900  Hong Kong & China Gas Co., Ltd. .................        257
        81,840  Hutchison Whampoa Ltd. ..........................      1,020
       204,200  Li & Fung Ltd. ..................................        372
    (a)119,762  Pacific Century CyberWorks Ltd. .................         78
     (c)40,000  SmarTone Telecommunications Holdings Ltd. .......         58
        40,500  Sun Hung Kai Properties Ltd. ....................        404
        16,000  Swire Pacific Ltd., Class A .....................        115
        25,000  Television Broadcasts Ltd. ......................        131
                                                                     --------
                                                                       3,595
                                                                     --------
DENMARK (0.4%)
        10,600  Danisco A/S .....................................        436
         8,260  Tele Danmark A/S ................................        337
                                                                     --------
                                                                         773
                                                                     --------
FINLAND (2.1%)
        46,600  Metso Oyj .......................................        521
     (a)55,020  Nokia Oyj .......................................      2,454
        13,055  Sampo Insurance Co. plc,  Class A ...............        705
        48,400  Stora Enso Oyj ..................................        572
                                                                     --------
                                                                       4,252
                                                                     --------

FRANCE (9.2%)
     (a)23,950  Alcatel Alsthom .................................      1,360
         5,800  Assurances Generales de France ..................        403
        52,017  Aventis S.A. ....................................      4,566
     (c)15,257  AXA .............................................      2,206
        12,785  Banque Nationale de Paris .......................      1,122
         2,900  Castorama Dubois Investissement S.A. ............        752
         3,510  Cie de Saint Gobain .............................        551


                                                                      VALUE
SHARES                                                                (000)
-------------------------------------------------------------------------------
        15,460  CNP Assurances ..................................    $   620
           262  Essilor International S.A. ......................         86
      (a)6,810  Groupe Danone ...................................      1,027
     (c)14,360  Pernod Ricard ...................................        991
        18,010  Schneider S.A. ..................................      1,314
  (a)(c)16,270  ST Microelectronics N.V. ........................        710
      (a)3,863  Thomson Multimedia S.A. .........................        181
        21,437  TotalFina, Class B ..............................      3,188
                                                                     --------
                                                                      19,077
                                                                     --------
GERMANY (3.8%)
         9,513  Adidas-Salomon AG ...............................        579
        13,010  BASF AG .........................................        592
        25,668  Bayer AG ........................................      1,347
        10,945  Bayerische Hypo Uno Vereinsbank AG ..............        614
         7,293  Deutsche Bank AG ................................        616
    (a)109,141  Deutsche Post AG ................................      2,348
        34,913  Dresdner Bank AG ................................      1,524
         2,431  SAP AG ..........................................        283
                                                                     --------
                                                                       7,903
                                                                     --------

ITALY (2.8%)
       158,800  Banco Intesa S.p.A. .............................        763
       333,840  ENI S.p.A. ......................................      2,131
         4,076  Seat-Pagine Gialle S.p.A. .......................          9
     (c)56,700  Telecom Italia Mobile S.p.A. ....................        453
    (c)119,730  Telecom Italia S.p.A. (RNC) .....................      1,324
    (c)198,280  UniCredito Italiano S.p.A. ......................      1,037
                                                                     --------
                                                                       5,717
                                                                     --------
JAPAN (22.8%)
        25,500  Aiwa Co., Ltd. ..................................        195
       105,000  Amada Co., Ltd. .................................        780
        19,000  Bank of Tokyo-Mitsubushi Ltd. ...................        189
        38,000  Canon, Inc. .....................................      1,328
     (c)92,000  Casio Computer Co., Ltd. ........................        776
        57,000  Dai Nippon Printing Co., Ltd. ...................        847
       161,000  Daicel Chemical Industries Ltd. .................        488
        94,000  Daifuku Co., Ltd. ...............................        549
        68,000  Daikin Industries Ltd. ..........................      1,307
        70,000  Denki Kagaku Kogyo Kabushika Kaisha .............        240
        22,700  FamilyMart Co., Ltd. ............................        572
        25,000  Fuji Machine Manufacturing Co. ..................        668
        43,000  Fuji Photo Film Ltd. ............................      1,796
        54,000  Fujitec Co., Ltd. ...............................        262
        81,000  Fujitsu Ltd. ....................................      1,192
        33,000  Furukawa Electric Co. ...........................        575
     (c)56,000  Hitachi Credit Corp. ............................      1,064
       149,000  Hitachi Ltd. ....................................      1,325
        20,000  House Foods Corp. ...............................        260
       122,000  Kaneka Corp. ....................................      1,152
        54,000  Kurita Water Industries Ltd. ....................        705
        11,400  Kyocera Corp. ...................................      1,242
        33,000  Kyudenko Corp., Ltd. ............................         98
        70,000  Lintec Corp. ....................................        626
        65,000  Matsushita Electric Industrial Co., Ltd. ........      1,551
     (c)73,000  Minebea Co., Ltd. ...............................        675
       138,000  Mitsubishi Chemical Industries ..................        363

   The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
                                                International Magnum Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
 Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------


                                                                          VALUE
SHARES                                                                    (000)
--------------------------------------------------------------------------------
JAPAN (CONT.)
     (c)57,000  Mitsubishi Estate Co., Ltd. .....................       $   608
       210,000  Mitsubishi Heavy Industries Ltd. ................           914
        40,000  Mitsubishi Logistics Corp. ......................           350
     (c)44,000  Mitsumi Electric Co., Ltd. ......................           730
        30,000  Nagase & Co., Ltd. ..............................           111
        81,000  NEC Corp. .......................................         1,479
        58,000  Nifco, Inc. .....................................           542
        12,500  Nintendo Co., Ltd. ..............................         1,965
        42,000  Nippon Meat Packers, Inc. .......................           571
    (a)178,000  Nissan Motor Co., Ltd. ..........................         1,023
        18,000  Nissei Sangyo Co., Ltd. .........................           194
        43,000  Nissha Printing Co., Ltd. .......................           219
           151  NTT DoCoMo ......................................         1,086
        30,000  Ono Pharmaceutical Co., Ltd. ....................         1,172
        83,000  Ricoh Co., Ltd. .................................         1,530
        26,700  Rinnai Corp. ....................................           441
         5,000  Rohm Co., Ltd. ..................................           948
     (c)26,000  Ryosan Co., Ltd. ................................           443
        16,000  Sangetsu Co., Ltd. ..............................           211
        48,000  Sankyo Co., Ltd. ................................         1,149
       123,000  Sanwa Shutter Corp. .............................           246
       134,000  Sekisui Chemical Co. ............................           381
        98,000  Sekisui House Co., Ltd. .........................           895
        93,000  Shin-Etsu Polymer Co., Ltd. .....................           505
        22,700  Sony Corp. ......................................         1,567
        59,000  Suzuki Motor Co., Ltd. ..........................           629
        15,000  TDK Corp. .......................................         1,457
        20,000  Tokyo Electric Power Co., Inc. ..................           495
       205,000  Toshiba Corp. ...................................         1,369
        27,000  Toyota Motor Corp. ..............................           861
       108,000  Tsubakimoto Chain Co. ...........................           325
        64,000  Yamaha Corp. ....................................           626
        31,000  Yamanouchi Pharmaceutical Co., Ltd. .............         1,338
                                                                       ---------
                                                                         47,205
                                                                       ---------
NETHERLANDS (5.9%)
        17,976  ABN Amro Holding N.V. ...........................           409
        28,835  Akzo Nobel N.V. .................................         1,549
     (a)30,970  ASM Lithography Holding N.V. ....................           703
        20,403  Buhrmann N.V. ...................................           547
        23,130  Fortis (NL) N.V. ................................           752
     (a)46,660  Getronics N.V. ..................................           274
      (a)5,710  Gucci Group N.V. ................................           496
        22,511  ING Groep N.V. ..................................         1,798
     (a)90,599  Koninklijke (Royal) Philips Electronics N.V. ....         3,319
        29,800  Koninklijke (Royal) KPN N.V. ....................           343
        27,127  Koninklijke Ahold N.V. ..........................           875
        20,240  Royal Dutch Petroleum Co. .......................         1,240
                                                                       ---------
                                                                         12,305
                                                                       ---------

NEW ZEALAND (0.1%)
     (c)55,500  Telecom Corp. of New Zealand Ltd. ...............           118
                                                                       ---------
PORTUGAL (0.6%)
        82,550  Banco Commercial Portugues (Registered) .........           438
    (a)145,300  Electricidade de Portugal S.A. ..................           480

                                                                          VALUE
SHARES                                                                    (000)
-------------------------------------------------------------------------------
        30,130  Portugal Telecom S.A. ...........................           276
                                                                       ---------
                                                                          1,194
                                                                       ---------
SINGAPORE (1.4%)
     (a)54,000  Chartered Semiconductor Manufacturing Ltd. ......           148
        (a)600  Chartered Semiconductor Manufacturing Ltd. ADR ..            16
        39,000  City Developments Ltd. ..........................           181
        46,965  DBS Group Holdings Ltd. .........................           531
        42,000  Keppel Corp., Ltd. ..............................            82
    (a)105,000  Neptune Orient Lines Ltd. (Foreign) .............            82
       100,000  OMNI Industries Ltd. ............................           147
        27,800  Oversea-Chinese Banking Corp. (Foreign) .........           207
        35,816  Overseas Union Bank Ltd. (Foreign) ..............           167
        35,000  Sembcorp Logistics Ltd. .........................           194
        22,000  Singapore Airlines Ltd. .........................           218
        22,000  Singapore Press Holdings Ltd. ...................           325
        33,792  United Overseas Bank Ltd. (Foreign) .............           254
        39,000  Venture Manufacturing Ltd. ......................           261
                                                                       ---------
                                                                          2,813
                                                                       ---------
SPAIN (1.9%)
     (a)78,870  Amadeus Global Travel Distribution S.A. .........           585
        41,745  Banco Bilbao Vizcaya Argentaria S.A. (Registered)           621
        17,070  Banco Popular Espanol ...........................           595
        25,500  Repsol S.A. .....................................           407
    (c)104,981  Telefonica S.A. .................................         1,735
                                                                       ---------
                                                                          3,943
                                                                       ---------
SWEDEN (3.0%)
        36,952  Assa Abloy AB ...................................           722
        31,590  Autoliv, Inc. ...................................           495
        43,790  ForeningsSparbanken AB ..........................           670
       273,129  Nordbanken Holding AB ...........................         2,068
        40,070  Scandic Hotels AB ...............................           531
        21,200  Svenska Cellulosa AB, Class B ...................           450
        58,980  Svenska Handelsbanken,  Class A .................         1,009
        45,600  Swedish Match AB ................................           178
                                                                       ---------
                                                                          6,123
                                                                       ---------
SWITZERLAND (7.3%)
           660  Adecco S.A. .....................................           415
           631  Cie Financiere Richemont AG, Class A ............         1,688
           852  Holderbank Financiere Glarus AG, Class B (Bearer)         1,025
         1,757  Nestle S.A. (Registered) ........................         4,097
         1,839  Novartis AG (Registered) ........................         3,250
            81  Roche Holding AG (Registered) ...................           825
           392  Schindler Holding AG (Registered) ...............           617
     (a)14,313  Syngenta AG(Registered) .........................           768
           622  Syngenta AG .....................................           194
        10,485  UBS AG ..........................................         1,711
           977  Zurich Financial Services AG ....................           589
                                                                       ---------
                                                                         15,179
                                                                       ---------
UNITED KINGDOM (28.1%)
       355,950  Allied Domecq plc ...............................         2,351
        22,470  AstraZeneca Group plc ...........................         1,133


   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
International Magnum Portfolio
                                      58

[GRAPHIC] Morgan Stanley Dean Witter
 Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
SHARES                                                                   (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONT.)
        21,030  AstraZeneca Group plc ...........................      $  1,047
        77,900  BAA plc .........................................           719
       136,300  BAE Systems plc .................................           778
        67,740  Barclays plc ....................................         2,098
       140,160  BG Group plc ....................................           549
        56,672  Blue Circle Industries plc ......................           374
        64,840  BOC Group plc ...................................           985
        98,040  BP Amoco plc ....................................           791
       129,800  British American Tobacco plc ....................           989
       266,250  British Telecommunications plc ..................         2,276
       385,700  Cadbury Schweppes plc ...........................         2,669
       137,000  Centrica plc ....................................           531
       218,041  Diageo plc ......................................         2,444
    (a)170,900  Egg plc .........................................           312
        26,200  EMAP plc ........................................           334
        56,565  GKN plc .........................................           598
       148,258  GlaxoSmithKline plc .............................         4,188
    (a)196,284  Granada Compass plc .............................         2,137
       232,020  Great Universal Stores plc ......................         1,822
        39,110  Halma plc .......................................            81
        23,700  HSBC Holdings plc ...............................           351
       142,160  Imperial Tobacco Group plc ......................         1,480
       190,400  Invensys plc ....................................           445
    (a)155,160  Lattice Group plc ...............................           350
        77,200  Lloyds TSB Group plc ............................           817
       180,740  Prudential Corp. plc ............................         2,909
       147,126  Reckitt Benckiser plc ...........................         2,027
        91,900  Reed International plc ..........................           961
       511,200  Rentokil Initial plc ............................         1,765
        37,900  RMC Group plc ...................................           334
       332,170  Rolls-Royce plc .................................           984
       123,440  Sainsbury (J) plc ...............................           732
       120,940  Scottish & Southern Energy plc ..................         1,121
       320,650  Shell Transport & Trading Co. plc ...............         2,631
       122,747  Smiths Industries plc ...........................         1,482
       117,100  SSL International plc ...........................           875
       118,516  Tesco plc .......................................           483
     1,777,067  Vodafone Group plc ..............................         6,520
       104,400  Wolseley plc ....................................           718
       160,590  WPP Group plc ...................................         2,093
                                                                       ---------
                                                                         58,284
                                                                       ---------
TOTAL COMMON STOCKS (Cost $178,377)                                     192,756
                                                                       ---------
PREFERRED STOCKS (1.4%)
GERMANY (1.4%)
         4,723  Fresenius Medical Care AG .......................         1,255
        21,520  Henkel KGaA-Vorzug ..............................         1,394
           870  Hugo Boss AG .................................              233
                                                                       ---------
TOTAL PREFERRED STOCKS (Cost $2,379)                                      2,882
                                                                       ---------
TOTAL FOREIGN SECURITIES (94.5%) (Cost $180,756)                        195,638
                                                                       ---------
FACE
AMOUNT
(000)
---------
SHORT-TERM INVESTMENTS (11.2%)
SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON LOANED SECURITIES (5.1%)
$          297  Bills Securitization, CP, 6.54%, 1/26/01 ........           297
           347  Citibank Corp., CP, 6.78%, 1/09/01 ..............           347
           500  Ciesco LP, MTN, 6.68%, 10/15/01 .................           500
           297  Greyhawk Funding, Inc., CP, 6.73%, 1/19/01 ......           297
           400  K2 (USA) LLC., MTN, 6.71%, 9/17/01 ..............           400
           500  First Union Bank, CD, 6.68%, 2/20/01 ............           500
         1,001  Student Loan Market, 6.54%, 6/11/01 .............         1,001
           500  Sigma Finance, Inc., MTN, 6.73%, 2/12/01 ........           500
           297  Sheffield Recievable Corp., CP, 6.73%, 1/25/01 ..           297
         6,566  Salomon Smith Barney, Inc., 6.50%, dated
                 12/29/00, due 1/02/01, .........................         6,566
                                                                       ---------
TOTAL SECURITIES HELD FOR COLLATERAL ON LOANED SECURITIES .....          10,705
                                                                       ---------
REPURCHASE AGREEMENT (6.1%)
  (f)12,621  Chase Securities, Inc., 5.60%, dated
              12/29/00, due 1/02/01 .............................        12,621
                                                                       ---------
TOTAL SHORT TERM INVESTMENTS (Cost $23,326)                              23,326
                                                                       ---------
FOREIGN CURRENCY (0.3%)
GBP 357 British Pound ...........................................           534
NZD 9 New Zealand Dollar ........................................             4
SGD 20 Singapore Dollar .........................................            11
                                                                       ---------
TOTAL FOREIGN CURRENCY (Cost $551) ..............................           549
                                                                       ---------


   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                 International Magnum Portfolio
                                      59

[GRAPHIC] Morgan Stanley Dean Witter
 Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
-------------------------------------------------------------------------------


                                                                       AMOUNT
                                                                        (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.0%) (COST $204,633)                            $ 219,513
                                                                      ----------
OTHER ASSETS (0.4%)
  Receivable for Portfolio Shares Sold................      $  326
  Dividends Receivable................................         295
  Receivable for Investments Sold.....................         184
  Foreign Withholding Tax Reclaim Receivable..........         106
  Interest Receivable.................................          11
  Unrealized Gain on Foreign Currency
   Exchange Contracts.................................           1
  Other...............................................           6          929
                                                           --------
LIABILITIES (-6.4%)
  Collateral on Securities Loaned.....................     (10,705)
  Payable for Investments Purchased...................      (2,163)
  Investment Advisory Fees Payable....................        (382)
  Custodian Fees Payable..............................         (39)
  Administrative Fees Payable.........................         (33)
  Directors' Fees and Expenses Payable................         (18)
  Distribution Fees Payable...........................         (14)
  Bank Overdraft Payable..............................          (5)
  Other Liabilities...................................         (43)     (13,402)
                                                           ---------   ---------
NET ASSETS (100%) ....................................                 $207,040
                                                                       =========
NET ASSETS CONSIST OF:
Paid in Capital.......................................                 $198,230
Accumulated Net Investment Loss.......................                   (1,182)
Accumulated Net Realized Loss.........................                   (4,183)
Unrealized Appreciation on Investments and Foreign
 Currency Translations................................                   14,175
                                                                       ---------
NET ASSETS                                                             $207,040
                                                                       =========
                                                                       AMOUNT
                                                                        (000)
--------------------------------------------------------------------------------
CLASS A:
---------
NET ASSETS............................................                $ 183,566
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
Applicable to 15,884,431 outstanding $0.001 par value
 shares (authorized 500,000,000 shares)...............                $   11.56
                                                                      ==========
CLASS B:
---------
NET ASSETS............................................                 $ 23,474
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
Applicable to 2,036,918 outstanding $0.001 par value
 shares (authorized 500,000,000 shares)...............                   $11.52
                                                                      ===========


--------------------------------------------------------------------------------
(a)  --  Non-income producing
(c)  --  All or a portion of security on loan at December 31, 2000-- See
         Note A-9 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
 CD  --  Certificate of Deposit
 CP  --  Commercial Paper
 MTN --  Medium Term Note
 RNC --  Non-Convertible Savings Shares
 ADR --  American Depository Receipt
-------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver U.S. dollars in exchange for foreign currency as indicated below:


       CURRENCY                                             IN                                  NET
          TO                                              EXCHANGE                           UNREALIZED
        DELIVER        VALUE        SETTLEMENT              FOR                VALUE            GAIN
         (000)         (000)           DATE                (000)               (000)            (000)
------------------ ------------- ----------------- ------------------- ------------------ --------------
 U.S.$       264       $ 264         1/02/01         GBP         177          $ 265             $ 1
                      ======                                                 ======            ====
--------------------------------------------------------------------------------------------------------

     SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                                             PERCENT
                                                                VALUE        OF NET
SECTOR                                                           (000)       ASSETS
-------------------------------------------------------------------------------------
Consumer Discretionary ......................               $32,099        15.5%
Consumer Staples ............................                22,452        10.8
Energy ......................................                10,938         5.3
Financials ..................................                33,566        16.2
Health Care .................................                21,069        10.2
Industrials .................................                23,343        11.3
Information Technology ......................                19,691         9.5
Materials ...................................                13,755         6.6
Telecommunication Services ..................                15,491         7.5
Utilities ...................................                 3,234         1.6
                                                           ---------   ---------
                                                           $195,638        94.5%
                                                           =========   =========

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
International Magnum Portfolio
                                      60

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)

[CHART]

Japan               (23.9%)
United Kingdom      (12.6%)
Netherlands          (9.0%)
Germany              (7.6%)
Finland              (6.7%)
Switzerland          (6.7%)
France               (6.1%)
Sweden               (6.0%)
New Zealand          (4.0%)
Australia            (3.4%)
Other               (14.0%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT

-------------------------------------------------
                                          [GRAPH]

              International
                Small Cap           MSCI EAFE
               Portfolio-           Small Cap
                 Class A            Index (1)
              -------------         ---------
1992          $  500,000            $500,000
1993          ----------            --------
1994          ----------            --------
1995          ----------            --------
1996          ----------            --------
1997          ----------            --------
1998          ----------            --------
1999          ----------            --------
2000          $1,271,365            $616,942

 * Commenced operations on December 15, 1992
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)
--------------------------------------------------------------------------------

                                  TOTAL RETURN(2)
                         ---------------------------------
                                                  AVERAGE
                                     AVERAGE      ANNUAL
                           ONE      ANNUAL FIVE    SINCE
                           YEAR       YEARS      INCEPTION
                         ---------------------------------
PORTFOLIO ............     -2.92%      10.38%       12.57%
INDEX ................     -9.23       -3.26         2.65


1. The MSCI EAFE Small Cap Index is an unmanaged market valued weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of small non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which it believes are both attractive businesses and available at cheap prices. A market capitalization generally less than U.S. $2 billion is used as our definition of "small." Investments in small-to medium- sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -2.92% compared to -9.23% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return for the Portfolio was 10.38% compared to -3.26% for the Index. For the period from inception on December 15, 1992 through December 31, 2000, the average annual total return for the Portfolio was 12.57% compared to 2.65% for the Index.

During 2000, the Portfolio preserved capital better than the Index in a year that was difficult for equities. The fourth quarter saw a 30% fall in the NASDAQ as investors reconciled a slowing U.S. economy with sky-high valuations in the technology sector. International technology shares were similarly impacted with Germany's Neur Markt (small cap technology) down 68% from its peak in March last year. The Portfolio's underweight to technology and overweight to consumer staples were strong positives.

Strong stock selection in consumer staples produced most of the performance during the year. Matthews (Bernard) (+26%) stood out as the single biggest contributor to performance during the period, despite a setback caused

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE SMALL CAP INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
                                              International Small Cap Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)

by Sara Lee backing out of a takeover bid. Nutreco was boosted by its aquaculture division - which includes the second largest salmon farm in the world - as the price of salmon has risen nearly 20% during the year. Swedish Match was another strong contributor, boosted by a renewed interest in its snuff and chewing tobacco products as smokers seek alternatives to stigma-riddled cigarettes. On the negative side, Ssl was one of the biggest detractors from performance. Its main products being latex surgical gloves and condoms, Ssl suffered by not manufacturing enough of the former and too many of the latter. Shares are likely oversold and inventory issues are being addressed. Japan's economic slump has knocked the wind out of construction with Sumitomo Osaka Cement seeing a decreased demand for its product. Our interest, however, lies not in cement but rather Sumitomo Osaka's focus on its fiber optic cable business. As demand for communication capacity - via internet service providers and telephone companies - increases, Sumitomo Osaka Cement should likely benefit handsomely.

As we enter the new year the Portfolio maintains a defensive bias with an overweight position in consumer staples and industrials where valuations still remain reasonable relative to free cash flow, and there is greater degree of earnings visibility. Despite the sharp price declines seen in many technology and telecom share prices, we believe earnings growth expectations still remain far too optimistic for this group, particularly if there is a hard landing in the U.S. economy. We therefore remain underweight these sectors although market movements have reduced the size of the relative underweight position.

The Portfolio remains well-diversified by sector and country. Our main disagreements with the Index lie with the Portfolio's underweight to technology, financials and Japan and our overweight to consumer staples and the euro-zone on valuation grounds.

Margaret Naylor
PORTFOLIO MANAGER

Willem Vinke
PORTFOLIO MANAGER

Nathalie Degans
PORTFOLIO MANAGER

Arthur Pollock
PORTFOLIO MANAGER

January 2001

--------------------------------------------------------------------------------
International Small Cap Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

                                                                          VALUE
SHARES                                                                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.3%)
AUSTRALIA (3.4%)
     2,685,875  Ausdoc Group Ltd. ..................................    $ 2,466
    (a)479,800  Billabong International Ltd. .......................      1,130
  (a)2,194,125  E.R.G. Ltd. ........................................      3,343
     1,074,400  Neverfail Springwater Ltd. .........................      2,534
     2,965,085  Ramsay Health Care Ltd. ............................      2,887
       549,717  Skilled Engineering Ltd. ...........................        291
                                                                        -------
                                                                         12,651
                                                                        -------
AUSTRIA (0.6%)
        40,400  Austria Tabakwerke AG ..............................      2,240
                                                                        -------
DENMARK (1.3%)
        17,050  Copenhagen Airports A/S ............................      1,459
        89,465  Sydbank A/S ........................................      3,446
                                                                        -------
                                                                          4,905
                                                                        -------
FINLAND (6.7%)
       158,858  KCI Konecranes International .......................      4,027
        68,069  Kone Oyj, Class B ..................................      4,762
       410,832  Metso Oyj ..........................................      4,590
        87,350  Perlos Oyj .........................................      1,804
       831,308  Rapala Normark Corp. ...............................      3,278
    (a)235,000  Uponor Oyj .........................................      4,137
       126,030  Wartsila Oyj, Class B ..............................      2,331
                                                                        -------
                                                                         24,929
                                                                        -------
FRANCE (6.1%)
        50,205  Algeco .............................................      5,232
        48,696  Chargeurs ..........................................      3,201
         4,846  Coface .............................................        496
    (a)131,043  Europeene d'Extincteurs ............................      3,888
       108,979  Legris Industries ..................................      4,911
    (a)220,569  Neopost S.A. .......................................      5,177
                                                                        -------
                                                                         22,905
                                                                        -------
GERMANY (5.4%)
       153,412  Beru AG ............................................      5,474
     (a)20,426  Escada AG ..........................................      2,397
       544,110  FAG Kugelfischer Georg Schaefer AG .................      3,678
       246,581  Marseille-Kliniken AG ..............................      1,822
       433,586  Sartorius AG .......................................      3,440
     (a)67,619  Techem AG ..........................................      2,082
        98,351  Winkler & Duennebier AG ............................      1,298
                                                                        -------
                                                                         20,191
                                                                        -------
HONG KONG (1.4%)
     1,602,000  Asia Satellite Telecommunications Holdings Ltd. ....      3,327
    15,157,500  Vitasoy International Holdings Ltd. ................      2,060
                                                                        -------
                                                                          5,387
                                                                        -------
IRELAND (1.1%)
       623,696  Green Property plc .................................      4,158
                                                                        -------
ITALY (1.2%)
  (a)2,055,300  Cassa di Risparmio di Firenze S.p.A. ...............      2,376
       803,900  Sogefi S.p.A. ......................................      2,030
                                                                        -------
                                                                          4,406
                                                                        -------
JAPAN (23.9%)
        40,350  Aiful Corp. ........................................      3,289
        51,000  Asatsu-DK, Inc. ....................................      1,225
       356,000  Asia Securities Printing Co., Ltd. .................      3,229
       574,000  Chiyoda Co., Ltd. ..................................      2,312
       301,000  Daibiru Corp. ......................................      2,130
       670,000  Hankyu Realty Co., Ltd. ............................      2,008
       538,000  Hanshin Department Stores Ltd. .....................      1,833
       117,500  Hurxley Corp. ......................................      1,848
  (a)2,358,000  Ishikawajima-Harima Heavy Industries Co., Ltd. .....      5,027
     1,305,000  Jaccs Co., Ltd. ....................................      3,443
       401,700  Maezawa Kasei Industries ...........................      3,861
       103,900  Megane TOP Co., Ltd. ...............................      1,634
       187,000  Mirai Industry Co., Ltd. ...........................      1,569
       437,800  Nichiha Corp. ......................................      2,337
        80,000  Nippon Broadcasting System, Inc. ...................      3,020
       699,000  Nissan Fire & Marine Insurance Co. .................      2,345
       278,000  Nissei Industries ..................................      2,167
       607,900  Nitta Corp. ........................................      6,268
       534,000  Osaka Steel Co., Ltd. ..............................      1,871
    (a)772,000  Osaki Electric Co., Ltd. ...........................      4,223
  (a)4,066,000  Pacific Metals Co., Ltd. ...........................      6,786
       313,000  S.T Chemical Co., Ltd. .............................      1,750
    (a)224,500  Shidax Community Corp. .............................      1,473
     2,389,000  Sumitomo Osaka Cement Co., Ltd. ....................      7,974
       523,000  Tasaki Shinju Co., Ltd. ............................      1,842
     1,102,000  Toc Co. ............................................      6,557
       529,000  Tokyo Kikai Seisakusho Ltd. ........................      1,770
       816,000  Yomiuri Land Co., Ltd. .............................      2,374
       949,000  Zeon Corp. .........................................      3,416
                                                                        -------
                                                                         89,581
                                                                        -------
NETHERLANDS (9.0%)
       185,106  Buhrmann N.V. ......................................      4,962
       257,000  CSM N.V. ...........................................      6,370
    (a)200,400  Head N.V. ..........................................      1,165
       147,164  Hollandsche Beton Groep N.V. .......................      1,513
       122,950  IHC Caland N.V. ....................................      5,772
       193,195  International Muller N.V. ..........................      4,444
       121,513  Nutreco Holding N.V. ...............................      6,457
       198,418  Samas Groep N.V. ...................................      3,167
                                                                        -------
                                                                         33,850
                                                                        -------
NEW ZEALAND (4.0%)
     1,544,560  Auckland International Airport Ltd. ................      2,146
     1,291,468  Fisher & Paykel Industries Ltd. ....................      4,560
     4,352,763  Fletcher Challenge Building ........................      3,775
  (a)2,165,200  Frucor Beverages Group Ltd. ........................      1,763
       753,060  Sky City Ltd. ......................................      2,706
                                                                        -------
                                                                         14,950
                                                                        -------
NORWAY (1.2%)
       159,748  Sparebanken ........................................      4,651
                                                                        -------
SINGAPORE (0.6%)
     1,134,000  Avimo Group Ltd. ...................................      2,394
                                                                        -------
SPAIN (2.1%)
    (a)406,600  Amadeus Global Travel Distribution S.A., Class A ...      3,016

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                              International Small Cap Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)

                                                                          VALUE
SHARES                                                                    (000)
-------------------------------------------------------------------------------
SPAIN (CONT.)
       205,484  Miquel y Costas & Miquel, S.A. .....................   $  4,727
                                                                       --------
                                                                          7,743
                                                                       --------
SWEDEN (6.0%)
       237,300  Haldex AB ..........................................      1,747
    (a)259,540  Hoganas AB, Class B ................................      3,808
       126,430  Nobel Biocare AB ...................................      3,897
       425,000  Scandic Hotels AB ..................................      5,627
     1,875,405  Swedish Match AB ...................................      7,310
                                                                       --------
                                                                         22,389
                                                                       --------
SWITZERLAND (6.7%)
         2,522  Bobst AG (Bearer) ..................................      3,594
        10,261  Edipresse (Bearer) .................................      3,216
      (a)8,690  Leica Geosystems AG ................................      2,680
      (a)6,205  Saurer AG ..........................................      2,871
        16,730  Sulzer Medica AG (Registered) ......................      4,391
        18,711  Valora Holding AG ..................................      4,000
         6,790  Zehnder Holding AG, Class B ........................      4,335
                                                                       --------
                                                                         25,087
                                                                       --------
UNITED KINGDOM (12.6%)
       223,355  Alliance Unichem plc ...............................      1,822
       752,300  British Vita plc ...................................      2,204
       954,800  Caradon plc ........................................      2,854
     3,117,357  Devro plc ..........................................      2,191
     1,449,900  Glynwed International plc ..........................      4,182
     2,528,300  Halma plc ..........................................      5,214
        10,400  John Mowlem & Co. plc ..............................         19
       630,800  Laird Group plc ....................................      3,252
       264,700  Litho Supplies plc .................................        289
       248,200  Luminar plc ........................................      2,455
     1,031,860  NHP plc ............................................        324
       333,970  Reckitt Benckiser plc ..............................      4,602
     1,270,600  SIG plc ............................................      3,836
       800,016  SMG plc ............................................      3,270
       788,700  Spirax-Sarco Engineering plc .......................      4,173
       634,100  SSL International plc ..............................      4,738
     1,861,000  The 600 Group plc ..................................      1,752
                                                                       --------
                                                                         47,177
                                                                       --------
TOTAL COMMON STOCKS (Cost $358,595).................................    349,594
                                                                       --------
PREFERRED STOCKS (2.2%)
  GERMANY (2.2%)
       231,398  Dyckerhoff AG ......................................      4,063
       211,898  Moebel Walther AG ..................................      1,793
       171,138  Wuerttembergische Metallwarenfabrik AG .............      2,233
                                                                       --------
TOTAL PREFERRED STOCKS (Cost $16,175)...............................      8,089
                                                                       --------
TOTAL FOREIGN SECURITIES (95.5%) (Cost $374,770)....................    357,683
                                                                       --------

               FACE
              AMOUNT                                                      VALUE
               (000)                                                      (000)
--------------------------------------------------------------------------------
  REPURCHASE AGREEMENT (1.5%)
  $ (f)5,787 Chase Securities, Inc., 5.60%, dated
             12/29/00 due 1/02/01(Cost $5,787) .....................   $  5,787
                                                                       --------
FOREIGN CURRENCY (2.8%)
GBP    4,346 British Pound .........................................      6,496
EUR    2,354 Euro ..................................................      2,210
HKD   14,170 Hong Kong Dollar ......................................      1,816
                                                                       --------
  TOTAL FOREIGN CURRENCY (COST $10,406) ............................     10,522
                                                                       --------
TOTAL INVESTMENTS (99.8%) (COST $390,963) ..........................    373,992
                                                                       --------
OTHER ASSETS (0.6%)
  Unrealized Gain on Foreign Currency Exchange
    Contracts ..............................................  $  724
  Foreign Withholding Tax Reclaim Receivable ...............     459
  Receivable for Portfolio Shares Sold .....................     424
  Dividends Receivable .....................................     378
  Receivable for Investments Sold ..........................     116
  Interest Receivable ......................................       3
  Other ....................................................      17      2,121
                                                             -------
LIABILITIES (-0.4%)
  Investment Advisory Fees Payable .........................    (823)
  Payable for Investments Purchased ........................    (148)
  Custodian Fees Payable ...................................     (54)
  Administrative Fees Payable ..............................     (53)
  Directors' Fees and Expenses Payable .....................     (28)
  Bank Overdraft Payable ...................................     (10)
  Other Liabilities ........................................     (73)    (1,189)
                                                             -------   --------
NET ASSETS (100%)...........................................           $374,924
                                                                       ========
NET ASSETS CONSIST OF:
Paid in Capital ....................................................   $391,062
Undistributed Net Investment Income ................................        453
Distributions In Excess of Net Realized Gain .......................       (315)
Unrealized Depreciation on Investments and Foreign Currency
  Translations .....................................................    (16,276)
                                                                       --------
NET ASSETS..........................................................   $374,924
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

Applicable to 23,006,224 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)............................   $  16.30
                                                                       ========

--------------------------------------------------------------------------------
(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S.
       government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.


   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
International Small Cap Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
    Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

    CURRENCY                                 IN                         NET
       TO                                 EXCHANGE                   UNREALIZED
    DELIVER      VALUE    SETTLEMENT        FOR           VALUE     GAIN/(LOSS)
     (000)       (000)       DATE          (000)          (000)        (000)
-------------     -----    ---------   -------------    ---------   -----------
HKD     4,690   $   601     1/02/01    U.S.$     601     $   601         --
U.S.$     601       601     1/02/01    EUR       649         608        $  7
U.S.$      68        68     1/03/01    DKK       545          69           1
GBP     7,400    11,076     4/17/01    U.S.$  10,797      10,797        (279)
U.S.$  10,797    10,797     4/17/01    EUR    12,505      11,792         995
                -------                                  --------       -----
                $23,143                                  $23,867        $724
                =======                                  ========       =====

-------------------------------------------------------------------------------
SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                     VALUE           PERCENT
SECTOR                                               (000)        OF NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ......................      $ 76,462              20.4%
Consumer Staples ............................        37,376              10.0
Financials ..................................        35,223               9.4
Health Care .................................        19,558               5.2
Industrials .................................       114,961              30.7
Information Technology ......................        20,705               5.5
Materials ...................................        53,398              14.3
                                                   --------              -----
                                                   $357,683              95.5%
                                                   ========              =====

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                              International Small Cap Portfolio
                                       65

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------------------------------------
[CHART]

Household Durables                      (12.0%)
Machinery & Engineering                 (11.1%)
Computers & Peripherals                 (10.1%)
Electric Equipment & Instruments         (9.3%)
Leisure Equipment & Products             (7.7%)
Chemicals                                (7.2%)
Pharmaceuticals                          (6.9%)
Office Electronics                       (6.2%)
Automobiles                              (5.3%)
Diversified Telecommunication Services   (2.6%)
Other                                   (21.6%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT

-------------------------------------------------
                                          [GRAPH]

              Japanese Equity
                 Portfolio-            MSCI Japan
                  Class A              Index (1)
              ---------------          ----------
1994          $500,000                 $500,000
1995          --------                 --------
1996          --------                 --------
1997          --------                 --------
1998          --------                 --------
1999          --------                 --------
2000          $576,383                 $405,344

 * Commenced operations on April 25, 1994
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
------------------------------------------------------------------------------

                                       TOTAL RETURNS(2)
                               -------------------------------
                                         AVERAGE      AVERAGE
                                         ANNUAL       ANNUAL
                                ONE       FIVE         SINCE
                                YEAR      YEARS      INCEPTION
                               ------   --------    ----------
PORTFOLIO -- CLASS A.......... -23.69%     4.01%       2.15%
PORTFOLIO -- CLASS B.......... -23.93       N/A        3.66
INDEX -- CLASS A.............. -28.16     -4.70       -3.16
INDEX -- CLASS B.............. -28.16       N/A       -4.55

1. The MSCI Japan Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, convertible securities and rights and warrants to purchase common stocks. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -23.69% for the Class A shares and -23.93% for the Class B shares compared to -28.16% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 4.01% compared to -4.70% for the Index. For the period from inception on April 25, 1994 through December 31, 2000, the average annual total return for the Class A shares was 2.15% compared to -3.16% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 3.66% compared to -4.55% for the Index.

The Japanese equity market, together with global equity markets, faced a challenging environment during 2000. In the case of Japan, significantly above consensus earnings revisions by leading companies had virtually no positive effect on share prices. It seemed that negative external factors such as higher U.S. interest rates, volatile NASDAQ, escalating oil prices and mounting uncertainty of optimistic calls for a "soft landing" weighed much heavier on the minds of investors than the rapidly improving economic outlook for Japan. While we had considerable conviction earlier in the year that valuations for "Growth" stocks were excessive and that "Value" would prevail, this distinction became increasingly blurred during the last several months for Japanese equities. In particular, we had failed to estimate the skewed supply/demand equation during most of 2000. First, domestic retail investors had ballooned their

------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

------------------------------------------------------------------------------
Japanese Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)

purchases for "new economy" companies and long margin positions ballooned to over $50 billion at the peak of the market in March 2000. As these stocks fell these individual investors became forced sellers in a rapidly declining market. In addition, further adding to the supply were foreign investors raising cash and Japanese institutions which aggressively unloaded their "cross-holdings" into the September half-year book-closing. Domestic banks were particularly noteworthy with their sales shortly after the Bank of Japan terminated the "0" interest rate policy in August. Although we had forecasted a modest rise in interest rates during the third quarter of 2000, we had not considered the negative impact it will have on accelerating institutional stock sales.

In our view, most of 2000 can be characterized as one of "Macro Vice, Micro Virtue." While first quarter 2000 GDP (at 10% annualized) and second quarter GDP (at 4.2% annualized) were ahead of consensus expectations, the carefully watched improvement in consumer spending was not evidenced by published economic data, which might be attributed to data quality problems. Corporate profit growth on the other hand showed remarkable gains. For example, non-financial companies during the April-June 2000 period reported an aggregate 3% top line growth while profits jumped 39% - a clear indication to us that the efforts of restructuring are bearing abundant fruit. In the case of results in the first half of 2000, announced in November, the Tokyo Stock Exchanges' first section non-financial firms reported a 43.6% rise in recurring profits, which was one of the largest increases in profitability for corporate Japan in almost 20 years.

Many observers of Japan expected a more favorable flow into equities when the huge redemption of 10-year postal deposits began to mature, commencing in early 2000. These colossal deposits are estimated to total almost 20% of Japan's annual GDP over an 18-month maturity period. Despite related optimism, the retail investor, faced with highly volatile markets and political uncertainty with the early demise of Prime Minister Obuchi in May, reinvested capital gains and proceeds back into postal savings or bank deposits. We believe that economic activity, which has improved rapidly and stock market sentiment, which declined sharply, has become excessively polarized over the last several months. After an enormous net $85 billion of purchases of Japanese equities in 1999 and marred by uncertain global economic prospects that Greenspan will prevail and growth will dramatically slow, foreign investors were particularly prevalent with their sales in 2000. Finally, during the fourth quarter of 2000, internal crisis in Japan such as the large scale collapse of Sogo Department Store, Kyoei and Chiyoda Life Insurance together with the political turmoil caused by Mr. Kato's "no confidence" run on Prime Minister Mori put heavy additional pressure on the markets. In a final blow for negative sentiment in 2000, the potential large scale changes to the MSCI calculation of free float for Japanese shares insured that any potential buyers would wait for the outcome of MSCI's formal announcement before any allocations to Japan will be made.

PORTFOLIO REVIEW

The Portfolio did well both relative to the Index and our peer group during the last 12 months. Reasonably priced equities held in the Portfolio, including select Japanese high tech companies, benefited as a "safe harbor" when relatively expensive stocks in Japan collapsed. In particular, the "bell cow" TMT stocks of 1999 and early 2000 such as Hikari Tsushin, Softbank and Oracle Japan lost almost 95% of their market value by year-end. The Portfolio avoided such richly valued companies and our shift earlier in the year to select food, warehousing and utility stocks together with high quality technology blue chips provided the basis for relative outperformance. Our holding in Fuji Photo, Ono and Yamanouchi Pharma-ceuticals, Nippon Meat Packers and utilities such as Tokyo Electric Power also helped performance. Also, Nissan Motors and Mitsubishi Heavy Industries, arguably some of the best examples of restructuring in 2000, contributed meaningfully to the Portfolio's performance during the year.

OUTLOOK

Over the last several months, valuations for Japanese equities have become increasingly reasonable in a yet relatively expensive world. Although anemic, a macro recovery and continuing aggressive cost cutting by leading companies have begun to show the best signs of real growth over the last decade, particularly on the corporate level.

Japan has committed to foster information technology, including establishing a "Minister of IT," a new dedicated office to promote IT within government on a national level. The free cash flow generated by blue chip companies are now directed to increasing return on equity and productivity through IT, much as the U.S. experienced during the early 1990's. Furthermore, the Fair Trade Commission's report on NTT's access issues published in the fourth quarter of 2000, suggests that NTT may face a similar "Japanese style" break-up as with ATT of the U.S. in the early 1980's. This will likely provide a huge platform to exploit Japan's pre-eminence in digital technology, particularly the I-mode, over the next several years. On a bigger picture, just as Japan dominated the production of TV's and VCR's during the 1970's / 80's, we believe Japan will also again do so with digital consumer products globally.

------------------------------------------------------------------------------
                                                     Japanese Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)

In addition, the recent weakness in the yen, a result of investors' negative vote for Japan's recovery and perhaps related to the markets view of a new republican policy towards Japan, should contribute positively to leading international blue chip earnings over the next several months. Manufacturers in Japan have significantly increased their operating efficiency over the last 5 years and a weaker yen should increase both return on equity and operating margins notably.

Perhaps the biggest catalyst for a re-evaluation of Japan over the next year will be the accounting changes from book to mark-to-market. Balance sheets will become increasingly transparent and with recent amendments to the commercial code these accounting changes may spur a flurry of mergers and acquisition activity, including hostile take-overs for the first time in Japan.

Our optimistic outlook is based on the premise of a "soft landing" in the U.S. and that volatility in the U.S. markets will stabilize shortly. In our view the downside for Japanese equities appear limited while the rewards for a substantial rally based on low valuations and improving economic activity are high and therefore a good opportunity to re-allocate assets to Japan may present itself before the fiscal year-end in March 2001. If our assumptions are correct, we believe the Portfolio is currently positioned to benefit under the above mentioned scenario.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

January 2001

------------------------------------------------------------------------------
Japanese Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO
------------------------------------------------------------------------------

                                                                          VALUE
SHARES                                                                    (000)
-------------------------------------------------------------------------------------
COMMON STOCKS (96.0%)
AUTO COMPONENTS (1.1%)
        68,000  Nifco, Inc. .....................................      $      636
AUTOMOBILES (5.3%)
    (a)200,000  Nissan Motor Co., Ltd. ..........................           1,150
        88,000  Suzuki Motor Co., Ltd. ..........................             938
        35,000  Toyota Motor Corp. ..............................           1,116
                                                                       --------------
                                                                            3,204
                                                                       --------------
BANKS (0.4%)
        25,000  Bank of Tokyo-Mitsubishi Ltd. ...................             248
                                                                       --------------
BUILDING PRODUCTS (0.4%)
       124,000  Sanwa Shutter Corp. .............................             248
                                                                       --------------
CHEMICALS (7.2%)
       250,000  Daicel Chemical Industries Ltd. .................             758
       125,000  Denki Kagaku Kogyo K K ..........................             430
       153,000  Kaneka Corp. ....................................           1,445
        64,000  Lintec Corp. ....................................             572
       213,000  Mitsubishi Chemical Corp. .......................             560
        99,000  Shin-Etsu Polymer Co., Ltd. .....................             538
                                                                       --------------
                                                                            4,303
                                                                       --------------
COMMERCIAL SERVICES & SUPPLIES (2.3%)
        75,000  Dai Nippon Printing Co., Ltd. ...................           1,114
        50,000  Nissha Printing Co., Ltd. .......................             255
                                                                       --------------
                                                                            1,369
                                                                       --------------
COMPUTERS & PERIPHERALS (10.1%)
       117,000  Fujitsu Ltd. ....................................           1,722
        51,000  Mitsumi Electric Co., Ltd. ......................             846
        95,000  NEC Corp. .......................................           1,735
       268,000  Toshiba Corp. ...................................           1,789
                                                                       --------------
                                                                            6,092
                                                                       --------------
CONSTRUCTION & ENGINEERING (1.5%)
        71,000  Kurita Water Industries Ltd. ....................             927
                                                                       --------------
DISTRIBUTORS (0.5%)
        30,000  Nissei Sangyo Co., Ltd. .........................             322
                                                                       --------------
DIVERSIFIED FINANCIALS (2.0%)
        63,500  Hitachi Capital Corp. ...........................           1,207
                                                                       --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
           220  Nippon Telegraph & Telephone Corp. ..............           1,582
                                                                       --------------
ELECTRIC UTILITIES (1.1%)
        26,000  Tokyo Electric Power Co. ........................             644
                                                                       --------------
ELECTRICAL EQUIPMENT (1.1%)
        37,000  Furukawa Electric Co., Ltd. .....................             645
                                                                       --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (9.3%)
       195,000  Hitachi Ltd. ....................................           1,734
        14,200  Kyocera Corp. ...................................           1,547
        39,000  Ryosan Co. ......................................             665
        17,000  TDK Corp. .......................................           1,652
                                                                       --------------
                                                                            5,598
                                                                       --------------
FOOD & DRUG RETAILING (1.3%)
        31,400  FamilyMart Co., Ltd. ............................             792
                                                                       --------------
FOOD PRODUCTS (1.6%)
        32,000  House Foods Corp. ...............................             416
        38,000  Nippon Meat Packers, Inc. .......................             517
                                                                       --------------
                                                                              933
                                                                       --------------
HOUSEHOLD DURABLES (12.0%)
        29,000  Aiwa Co., Ltd. ..................................             222
       103,000  Casio Computer Co., Ltd. ........................             869
        79,000  Matsushita Electric Industrial Co., Ltd. ........           1,884
        32,800  Rinnai Corp. ....................................             542
        17,000  Sangetsu Co., Ltd. ..............................             224
       141,000  Sekisui Chemical Co. ............................             400
       105,000  Sekisui House Co., Ltd. .........................             959
        30,400  Sony Corp. ......................................           2,098
                                                                       --------------
                                                                            7,198
                                                                       --------------
LEISURE EQUIPMENT & PRODUCTS (7.7%)
        45,000  Fuji Photo Film Ltd. ............................           1,879
        12,800  Nintendo Corp., Ltd. ............................           2,012
        76,000  Yamaha Corp. ....................................             744
                                                                       --------------
                                                                            4,635
                                                                       --------------
MACHINERY (11.1%)
       136,000  Amada Co., Ltd. .................................           1,010
       110,000  Daifuku Co., Ltd. ...............................             642
        66,000  Daikin Industries Ltd. ..........................           1,269
        41,000  Fuji Machine Manufacturing Co., Ltd. ............           1,096
        54,000  Fujitec Co., Ltd. ...............................             262
        99,000  Minebea Co., Ltd. ...............................             915
       236,000  Mitsubishi Heavy Industries Ltd. ................           1,027
       148,000  Tsubakimoto Chain Co. ...........................             445
                                                                       --------------
                                                                            6,666
                                                                       --------------
MARINE (0.6%)
        42,000  Mitsubishi Logistics Corp. ......................             367
                                                                       --------------
OFFICE ELECTRONICS (6.2%)
        52,000  Canon, Inc. .....................................           1,817
       105,000  Ricoh Co., Ltd. .................................           1,936
                                                                       --------------
                                                                            3,753
                                                                       --------------
PHARMACEUTICALS (6.9%)
        31,000  Ono Pharmaceutical Co., Ltd. ....................           1,211
        59,000  Sankyo Co., Ltd. ................................           1,412
        36,000  Yamanouchi Pharmaceutical Co., Ltd. .............           1,554
                                                                       --------------
                                                                            4,177
                                                                       --------------
REAL ESTATE (1.4%)
        77,000  Mitsubishi Estate Co., Ltd. .....................             821
                                                                       --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.9%)
         6,000  Rohm Co., Ltd. ..................................           1,138
                                                                       --------------
TRADING COMPANIES & DISTRIBUTORS (0.4%)
        62,000  Nagase & Co., Ltd ...............................             230
                                                                       --------------
TOTAL COMMON STOCKS (Cost $53,720)                                         57,735
                                                                       --------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                     Japanese Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)
------------------------------------------------------------------------------


FACE
AMOUNT                                                                                     VALUE
(000)                                                                                      (000)
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.0%)
  REPURCHASE AGREEMENT (3.0%)
$ (f)1,843  Chase Securities, Inc., 5.60%, dated 12/29/00,
              due 1/02/01 (Cost $1,843) .........................                         $  1,843
                                                                                          --------
TOTAL INVESTMENTS (99.0%) (COST $55,563) ........................                           59,578
                                                                                          --------
OTHER ASSETS (1.4%)
  Receivable for Portfolio Shares Sold ..........................          $802
  Dividends Receivable ..........................................             4
  Interest Receivable ...........................................             1
  Other .........................................................             4                811
                                                                           ----
LIABILITIES (-0.4%)
  Investment Advisory Fees Payable ..............................          (126)
  Payable for Portfolio Shares Redeemed .........................           (18)
  Payable for Investments Purchased .............................           (17)
  Directors' Fees and Expenses Payable ..........................           (13)
  Administrative Fees Payable ...................................           (13)
  Custodian Fees Payable ........................................            (5)
  Distribution Fees Payable .....................................            (4)
  Bank Overdraft Payable ........................................            (4)
  Other Liabilities .............................................           (32)              (232)
                                                                           ----           --------
NET ASSETS (100%) ...............................................                         $ 60,157
                                                                                          ========
NET ASSETS CONSIST OF:
Paid in Capital .................................................                          $93,679
Distributions In Excess of Net Investment Loss ..................                             (617)
Accumulated Net Realized Loss ...................................                          (36,920)
Unrealized Appreciation on Investments and Foreign
  Currency Translations .........................................                            4,015
                                                                                          --------
NET ASSETS ......................................................                         $ 60,157
                                                                                          ========
CLASS A:
--------
NET ASSETS ......................................................                         $ 56,306
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 7,388,302 outstanding $0.001 par value shares
   (authorized 500,000,000 shares) ..............................                         $   7.62
                                                                                          ========
CLASS B:
--------
NET ASSETS ......................................................                         $  3,851
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 510,449 outstanding $0.001 par value shares
    (authorized 500,000,000 shares) .............................                         $   7.54
                                                                                          ========

----------------------------
(a) --  Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Japanese Equity Portfolio
                                       70

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------------------------------------

Brazil          (45.8%)
Mexico          (39.1%)
Chile            (5.6%)
Argentina        (3.1%)
Venezuela        (1.3%)
Columbia         (0.3%)
Other            (4.8%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT

-------------------------------------------------
                                          [GRAPH]

                                   MSCI Emerging
              Latin American        Markets Free
                Portfolio-         Latin American
                 Class A              Index (1)
              --------------       --------------
1995          $500,000                 $500,000
1996          --------                 --------
1997          --------                 --------
1998          --------                 --------
1999          --------                 --------
2000          $866,326                 $659,428

 * Commenced operations on January 18, 1995
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE LATIN AMERICA INDEX(1)
------------------------------------------------------------------------------

                                       TOTAL RETURNS(2)
                                 -----------------------------
                                          AVERAGE   AVERAGE
                                          ANNUAL    ANNUAL
                                   ONE     FIVE      SINCE
                                  YEAR     YEARS   INCEPTION
                                 -------  -------  ---------
PORTFOLIO -- CLASS A ........... -16.21%  13.64%     9.67%
PORTFOLIO -- CLASS B ........... -16.42     N/A     12.51
INDEX-CLASS A .................. -16.57    6.69      4.18
INDEX-CLASS B .................. -16.57     N/A      6.19

1. The MSCI Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in growth-oriented equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign invest-ments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -16.21% for the Class A shares and -16.42% for the Class B shares compared to -16.57% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index"). For the five-year period ended December 31, 2000, the Portfolio had a total return of 13.64% for the Class A shares compared to 6.69% for the Index. For the period from inception on January 18, 1995 through December 31, 2000, the average annual total return of Class A shares was 9.67% compared to 4.18% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return of Class B shares was 12.51% compared to 6.19% for the Index.

Both stock selection and country allocation contributed to the Portfolio's outperformance. Equity selection in Brazil contributed markedly to relative performance. Our overweight position in Brazil (index return, -11.4%) and our allocation to Mexico (-20.5%) coupled with our underweight stance in Argentina (-25.1%) and Colombia (-38.9%) added to relative performance. Stock selection in Chile, Mexico and Venezuela detracted from performance, as did our underweight stance in Chile (-15.1%).

Latin American markets advanced during the early part of 2000 as investors rewarded continued macroeconomic improvements in the region and steps towards increasing fiscal responsibility. However, many first quarter gains reversed during the second quarter, amidst the backdrop of increasing volatility in the developed markets. Latin American markets fell as the region's positive economic fundamentals were overshadowed by investor concerns over

------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI EMERGING MARKETS COUNTRY OR
REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
------------------------------------------------------------------------------
                                                      Latin American Portfolio
                                     71

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

higher U.S. interest rates and tighter global liquidity. The markets rebounded towards the end of the second quarter as good U.S. economic numbers allayed investor concerns surrounding inflation and necessary interest rate hikes. During the third quarter, however, Latin American markets fell, driven in part by uncertainty over the path of U.S. economic growth and increased volatility in the NASDAQ. Latin American monetary policy diverged during the third quarter, as the trend in interest rates diverged -- Mexican market-driven interest rates rose while central banks cut rates in Brazil and Chile. Political highlights included Vicente Fox's victory in Mexico's presidential election and President Fujimori's call for new elections in Peru.

The markets fell during the fourth quarter of 2000, weighed down by continued fears of a sharp economic slowdown in the U.S., high levels of volatility in the NASDAQ and concerns over Argentina's ability to rollover its debt. The prolonged uncertainty over the outcome of the U.S. presidential election, combined with multiple and frequent profit warnings in the U.S., further dampened sentiment toward the markets. There were also, however, encouraging signs of political and macroeconomic improvements during the quarter. Mexico's new president comforted the market with the formation of a credible cabinet and sensible economic policy announcements, while Brazil's government demonstrated continued fiscal discipline, and Chile showed signs of re-accelerating economic growth.

Brazilian equities declined during the fourth quarter, hurt by Argentina's tumultuous situation and a decreased global appetite for risk. However, positive macroeconomic signs - a declining jobless rate, increasing industrial production, and a higher-than-expected consolidated fiscal surplus
- continued to emerge. During November, Spain's Banco Santander Central-Hispano (BSCH) paid 7.1 billion real ($3.6 billion U.S.) for a 30% stake in the Brazilian bank Banespa, a significant premium over the asking price. The transaction should bring significant inflows, supporting Brazil's currency and also helping to avoid further concentration among the country's top three largest local banks. At December's monthly meeting, Brazil's Monetary Policy Committee (COPOM) lowered benchmark interest rates by 75 basis points which was more than market expectations. Despite the central bank's continued neutral stance on monetary policy, we believe rates may be reduced further in the near term given a supportive macroeconomic backdrop.

We continue to overweight Brazil, where we believe the pace of economic reform should continue in 2001, albeit at a much slower pace. We anticipate interest rate reductions in the near future based on the government's commitment to fiscal discipline and seemingly contained inflation. This should be the major catalyst to propel local equities and we believe the Brazilian market overall shall also fare well in the near term given the government's commitment to structural reforms, attractive valuations, falling interest rates and solid earnings growth.

Mexican equities fell during the fourth quarter, weighed down by global market volatility coupled with Mexico's Central Bank tightening its monetary policy stance in November, citing inflationary pressures. Equities were buoyed earlier in the quarter by better-than-expected retail sales and overall supportive corporate earnings results. Private consumption reached its highest level in the last 30 years, and industrial production and manufacturing activity both increased in October. President-elect Vicente Fox named his cabinet members, generally perceived as market-friendly, at the end of November. He assumed presidency in December, in Mexico's first democratic transfer of power between political parties since 1929.

We correctly maintain our overweight stance in Mexican equities and we believe the Mexican economy should continue to do well in 2001. We are encouraged by the new administration's proposed economic policies and its commitment to structural reform. Mexico, however, is relatively more exposed than other Latin countries to a slowdown in the U.S. and to falling oil prices. Even though we have a positive outlook, these factors may weigh on equity performance in the short term. A sharp drop in U.S. demand for Mexican exports, coupled with continued strong domestic demand, may lead to a deterioration in the balance of payments and potential currency weakness.

During the fourth quarter, Argentine equities declined, driven by heightened concerns over its ability to meet debt payments and the economy's poor growth prospects. In October, the political crisis within the government's coalition deepened following President de la Rua's reshuffling of his Cabinet. The changes, which resulted from corruption allegations involving some ministers, heightened investor concerns. By mid-December, some investor skittishness was allayed when the Argentine government announced it would receive a larger-than-expected package of emergency credit over the next three years from multilateral organizations, local banks, and pension funds. We expect to maintain an underweight position in this market as we believe equities shall be weighed down by currently lackluster growth prospects in the near term and Argentina's large external financing needs make it particularly vulnerable to the global environment and liquidity in capital markets.
------------------------------------------------------------------------------
Latin American Portfolio
                                     72

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

The Chilean market fell, yet equities gained some support during the fourth quarter from indications confirming a reacceleration in economic activity. GDP for the first three quarters of 2000 rose higher than expected at 5.8%, and the trade balance turned from a surplus in October to a deficit in November. As expected, the Central Bank left interest rates unchanged at its monthly policy meeting in December. Although Chilean equities are defensive in down markets, they remain illiquid, and we currently maintain our underweight in this market.

In Peru, equities were driven down during the fourth quarter by political turmoil as Congress rejected President Fujimori's resignation on November 20 and ousted him for "moral unfitness," barring him permanently from holding any public post in the future. In December, Moody's downgraded Peru's sovereign debt outlook from neutral to negative, and we are underweight based on lackluster growth prospects in the near term.

Venezuelan equities fell during the fourth quarter, yet Venezuela was the best performing market in the region for the year 2000, advancing modestly. High oil prices during 2000 have helped Venezuela's economic perspectives and provided flexibility for managing finances in the near term. We remain concerned about the political structure and the overall macroeconomic management by the government given this and the likely fall in oil back to long-term average increases and we maintain our underweight stance in this market.

Latin American equities declined 16.6% for the year ended December 31, 2000, outperforming the other emerging markets regions. We believe equities in Brazil and Mexico present attractively valued investment opportunities that are enhanced by supportive macroeconomic backdrops. We believe equities in these markets shall fare well in the near term given a more benign global backdrop and a supportive macroeconomic environment. Over the medium to longer term, we anticipate equities in Argentina and Chile may gain support should there be a longer-term improvement in growth prospects.

Robert L. Meyer
PORTFOLIO MANAGER

Michael L. Perl
PORTFOLIO MANAGER

January 2001

------------------------------------------------------------------------------
                                                      Latin American Portfolio
                                     73

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

                                                                        VALUE
SHARES                                                                  (000)
------------------------------------------------------------------------------
COMMON STOCKS (95.2%)
ARGENTINA (3.1%)
       (a)11,316  Acindar, Class B .................................... $    9
           2,230  Banco Frances ADR ...................................     47
        (a)3,085  Grupo Financiero Galicia S.A. .......................     46
        (a)2,471  Irsa Inversiones y Representaciones S.A. ............     41
          30,005  Quilmes Industrial ADR ..............................    270
           5,600  Siderar, Class A ....................................     14
          25,742  Telecom Argentina ADR ...............................    404
                                                                        ------
                                                                           831
                                                                        ------
BRAZIL (45.8%)
          18,626  Aracruz Celulose ADR ................................    278
      47,633,342  Banco Bradesco (Preferred) ..........................    342
   (d)47,633,342  Banco Bradesco (Preferred) ..........................      6
           8,700  Banco Bradesco ADR (Preferred) ......................     63
       7,930,650  Banco Itau (Preferred) ..............................    752
(a)(d)11,847,000  Banco Nacional (Preferred)...........................     --
           4,000  Brasil Telecom Participacoes S.A. ...................    236
      22,734,400  Brazil Telecom S.A. .................................    193
    (a)1,342,559  Celular CRT .........................................    434
       8,804,386  CEMIG (Preferred) ...................................    127
           8,894  CEMIG ADR (Preferred) ...............................    129
        (e)1,275  CEMIG ADR (Preferred) ...............................     18
         916,000  Cia de Bebidas das Americas .........................    221
       8,810,000  Cia Siderurgica Nacional ............................    281
             700  Cia Siderurgica Nacional ADR ........................     23
          24,636  Companhia de Bebidas das Americas ADR ...............    634
      (a)657,677  Companhia Riograndense de Telecomunicacoes (Preferred)   265
          10,049  Copel ADR (Preferred) ...............................     85
      31,455,880  Copel, Class B ADR (Preferred) ......................    255
        (a)5,000  CVRD ................................................    119
       (a)34,986  CVRD (Bonus Shares)..................................     --
        (a)6,545  CVRD ADR (Preferred) ................................    161
       (a)23,183  CVRD, Class A (Preferred) ...........................    565
      38,367,061  Electrobras, Class B (Preferred) ....................    709
       3,322,350  Eletrobras ..........................................     61
           1,370  Eletrobras ADR ......................................     13
             450  Eletrobras, Class B ADR (Preferred) .................      4
       8,592,800  Embratel ............................................    131
          23,125  Embratel ADR ........................................    363
          11,300  Empresa Brasileira de Aeronautica S.A., ADR .........    449
      25,469,864  Gerdau (Preferred) ..................................    233
         254,890  Itausa-Investimentos Itau S.A. (Preferred) ..........    252
(a)(d)10,009,300  Lojas Arapua (Preferred).............................     --
 (a)(d)(e)13,460  Lojas Arapua ADR (Preferred).........................     --
          16,738  Petrobras (Preferred) ...............................    393
           5,800  Petrobras ADR (Preferred) ...........................    136
           6,044  Petroleo Brasileiro S.A. ............................    150
       (a)38,950  Petroleo Brasileiro S.A. ............................    984
       1,629,000  SAB ESP .............................................    145
       2,570,632  Tele Centro Sul (Preferred) .........................     30
  (a)106,582,473  Tele Leste Celular (Preferred) ......................     71
           1,350  Tele Leste Celular ADR ..............................     47
      10,886,600  Tele Nordeste Celular Participacoes
                  (Preferred) .........................................     22
          (a)250  Tele Nordeste Celular Participacoes S.A. ADR ........     10
      50,026,900  Tele Norte Celular (Preferred) ......................     33
          1,300   Tele Norte Celular S.A. ADR .........................     44
       6,969,812  Tele Norte Leste (Preferred) ........................    150
          39,806  Tele Norte Leste ADR ................................    908
           7,615  Telebras ADR (Preferred) ............................    555
          19,140  Telesp Celular ......................................    517
         267,883  Telesp Celular (Preferred) ..........................      3
          12,035  Unibanco GDR (Preferred) ............................    354
        (e)1,400  Usiminas ............................................      6
          20,884  Usiminas (Preferred) ................................     94
        (a)7,840  Votorantim Celulose e Papel S.A. ....................    109
                                                                        ------
                                                                        12,163
                                                                        ------
CHILE (5.6%)
       (a)13,818  Banco Edwards ADR ...................................    186
           1,170  Banco Santander ADR .................................     18
           3,703  Banco Santiago ADR ..................................     72
          11,794  CCU ADR .............................................    254
       (a)25,919  Cia. de Telecomunicaciones de Chile ADR .............    342
           7,521  D&S ADR .............................................    131
        (a)6,785  Endesa ADR ..........................................     74
       (a)16,096  Enersis ADR .........................................    284
          12,019  Quinenco ADR ........................................     83
           5,272  Santa Isabel ADR ....................................     33
                                                                        ------
                                                                         1,477
                                                                        ------
COLOMBIA (0.3%)
       (a)14,300  Banco Ganadero ADR ..................................     45
           9,010  Bavaria .............................................     26
                                                                        ------
                                                                            71
                                                                        ------
MEXICO (39.1%)
         222,499  Alfa, Class A .......................................    299
      (a)617,361  Bancomer, Class O ...................................    342
      (a)105,093  Banorte, Class O ....................................    142
      (a)181,936  Carso Global Telecom ................................    344
       (a)50,184  Carso, Class A1 .....................................    124
          45,764  Cemex CPO ADR .......................................    827
          49,372  Cemex S.A. ..........................................    179
          44,372  Corporacion Interamericana de Entretenimiento S.A.       182
       (a)18,797  Empresas ICA ADR ....................................     20
       (a)56,588  Empresas ICA S.A. ...................................     11
          27,195  Femsa ADR ...........................................    812
      (a)151,800  Grupo Aeroportuario del Sureste S.A. de C.V. ........    245
        (a)8,250  Grupo Aeroportuario del Sureste S.A. de C.V., ADR ...    137
      (a)696,733  Grupo Financiero Banamex Accival S.A. ...............  1,139

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Latin American Portfolio
                                     74

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

                                                                        VALUE
SHARES                                                                  (000)
------------------------------------------------------------------------------
MEXICO (CONT.)
          19,669  Grupo Industrial Bimbo, Class A ..................... $   28
          33,820  Grupo Mexico S.A., Class B ..........................    102
          82,214  Grupo Modelo, Class C ...............................    210
         144,162  Kimberly-Clark, Class A .............................    399
           5,950  Panamerican Beverages, Inc., Class A ................     84
        (a)3,400  Pepsi-Gemex S.A. ....................................     15
           8,799  Tamsa ADR ...........................................    126
       (a)16,104  Televisa CPO GDR ....................................    724
          67,523  Telmex, Class L ADR .................................  3,047
          13,323  Vitro ADR ...........................................     32
          (a)980  Walmart de Mexico ADR ...............................     20
      (a)101,300  Walmart de Mexico, Class C ..........................    187
      (a)298,053  Walmart de Mexico, Class V ..........................    592
                                                                        ------
                                                                        10,369
                                                                        ------
UNITED STATES (0.0%)
        (a)6,900  StarMedia Network, Inc. .............................     13
                                                                        ------
VENEZUELA (1.3%)
          18,208  CANTV ADR ...........................................    345
                                                                        ------
TOTAL COMMON STOCKS (Cost $29,008) .................................... 25,269
                                                                        ------
TOTAL FOREIGN SECURITIES (95.2%) (Cost $29,008) ....................... 25,269
                                                                        ------

 FACE
AMOUNT
 (000)
------
SHORT-TERM INVESTMENT (2.1%)
REPURCHASE AGREEMENT (2.1%)

    $ (f)546 Chase Securities, Inc., 5.60%, dated 12/29/00,
               due 1/02/01 (Cost $546) ................................    546
                                                                        ------
FOREIGN CURRENCY (1.9%)
          ARP  1 Argentine Peso .......................................      1
          BRL  12 Brazilian Real ......................................      6
          MXN  4,881 Mexican Peso .....................................    508
                                                                        ------
TOTAL FOREIGN CURRENCY (Cost $514) ....................................    515
                                                                        ------
TOTAL INVESTMENTS (99.2%) (COST $30,068) .............................. 26,330
                                                                        ------

                                                                        VALUE
                                                                        (000)
------------------------------------------------------------------------------
OTHER ASSETS (2.8%)
  Cash ..................................................  $    1
  Receivable for Investments Sold .......................     704
  Dividends Receivable ..................................      51
  Other .................................................       1    $    757
                                                           ------
LIABILITIES (-2.0%)
  Payable for Investments Purchased .....................    (414)
  Investment Advisory Fees Payable ......................     (69)
  Custodian Fees Payable ................................     (16)
  Administrative Fees Payable ...........................      (6)
  Directors' Fees and Expenses Payable ..................      (4)
  Distribution Fees Payable .............................      (2)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts ..................................      (1)
  Other Liabilities .....................................     (32)        (544)
                                                           ------     --------
NET ASSETS (100%)...................................................  $ 26,543
                                                                      ========
NET ASSETS CONSIST OF:
Paid in Capital ....................................................  $ 52,688
Accumulated Net Investment Loss ....................................        (9)
Accumulated Net Realized Loss ......................................   (22,398)
Unrealized Depreciation on Investments and
  Foreign Currency Translations ....................................    (3,738)
                                                                      --------
NET ASSETS (100%)...................................................  $ 26,543
                                                                      ========
CLASS A:
--------
NET ASSETS .........................................................  $ 25,403
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 2,714,355 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)............................  $   9.36
                                                                      ========
CLASS B:
--------
NET ASSETS .........................................................  $  1,140
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 121,656 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)............................  $   9.37
                                                                      ========

------------------------------------------------------------------------------
(a) -- Non-income producing
(d) -- Security valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A Security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                      Latin American Portfolio
                                     75

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

   SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                       VALUE     PERCENT OF
SECTOR                                 (000)     NET ASSETS
-----------------------------------------------------------
Consumer Discretionary ...........    $ 1,704         6.4%
Consumer Staples .................      2,720        10.3
Energy ...........................      1,789         6.7
Financials .......................      3,595        13.5
Industrials ......................      1,621         6.1
Information Technology ...........         13         0.1
Materials ........................      3,431        12.9
Telecommunication Services .......      8,492        32.0
Utilities ........................      1,904         7.2
                                      -------        -----
                                      $25,269        95.2%
                                      =======        =====

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

    Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

          CURRENCY                                                  IN                             NET
             TO                                                  EXCHANGE                       UNREALIZED
          DELIVER           VALUE       SETTLEMENT                 FOR             VALUE          (LOSS)
           (000)            (000)          DATE                   (000)            (000)          (000)
------------------------   ------       ----------        ---------------------    ------      -------------
BRL                  142     $ 73         1/02/01          U.S.$             72     $ 72           $(1)
BRL                  419      215         1/04/01          U.S.$            215      215            --
MXN                4,803      500         1/02/01          U.S.$            500      500            --
                             ----                                                   ----           ---
                             $788                                                   $787           $(1)
                             ====                                                   ====           ====

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Latin American Portfolio
                                     76

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
-------------------------------------------------------------------------------
[CHART]

Information Technology          (31.2%)
Industrials                     (19.8%)
Health Care                     (17.7%)
Consumer Discretionary          (10.5%)
Financials                      (10.0%)
Consumer Staples                 (5.7%)
Telecommunications Services      (3.1%)
Other                            (2.0%)


COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT

---------------------------------------------
                                      [GRAPH]

              Equity Growth
                Portfolio-           S&P 500
                 Class A            Index (1)
              -------------        ----------
1991          $  500,000           $  500,000
10/31/92      ----------           ----------
12/31/92      ----------           ----------
1993          ----------           ----------
1994          ----------           ----------
1995          ----------           ----------
1996          ----------           ----------
1997          ----------           ----------
1998          ----------           ----------
1999          ----------           ----------
2000          $2,387,033           $2,179,391

 * Commenced operations on April 2, 1991
** Minimum Investment


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
--------------------------------------------------------------------------------

                                      TOTAL RETURNS(2)
                              --------------------------------

                                         AVERAGE    AVERAGE
                                          ANNUAL    ANNUAL
                                 ONE       FIVE      SINCE
                                 YEAR     YEARS    INCEPTION
                               -------   -------   ---------
PORTFOLIO -- CLASS A           -11.78%    20.37%    17.38%
PORTFOLIO -- CLASS B           -12.01      N/A      19.95
INDEX -- CLASS A                -9.12     18.32     16.06
INDEX -- CLASS B                -9.12      N/A      18.16

1. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in equity securities of U.S. and to a limited extent foreign companies that exhibit strong or accelerative earnings growth.

For the year ended December 31, 2000, the Portfolio had a total return of -11.78% for the Class A shares and -12.01% for the Class B shares compared to -9.12% for the S&P 500 Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 20.37% compared to 18.32% for the Index. For the period from inception on April 2, 1991 through December 31, 2000, the average annual total return for Class A shares was 17.38% compared to 16.06% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 19.95% compared to 18.16% for the Index.

Records were set at the dawn of the new millennium (depending on who's counting) although 2000's records were in the opposite direction of 1999's sterling performances. The S&P 500 Index declined 9.12%, the worst year since 1977, the Dow Jones fell 4.67%, its worst performance since 1981 and NASDAQ had its worst year ever, losing 39.29%. In many respects, reviewing the year just completed is a mirror image of the prior year, and the wrong side of the mirror.

This was a challenging environment for most investors and an especially humbling one for growth managers. Alas, most value managers were able to finally savor the sweet taste of outperformance. The Russell 1000 Growth Index fell 22.43%, while the Russell 1000 Value Index advanced 7.01%. The robust first quarter seemed like a continuation of 1999's end of millennium party. However, as the year progressed, a number of economic and market forces picked up steam, with negative implications for earnings and future growth prospects.

Starting with rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining euro and heightened tensions in the Middle East. There were early warnings around earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by

--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio
                                     77

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)

uncertainty surrounding the outcome of the U.S. Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

The Portfolio was impacted by many of the same forces that negatively impacted its growth fund peers and the growth index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors as investors shifted to a more defensive posture, areas where we are traditionally underweight consistent with our philosophy and charter as a growth manager. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year-end had registered the most severe declines) were offset by relatively strong performance in healthcare and capital goods, both of which the Portfolio was overweight for most of the year.

Exposure to media stocks such as Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot com failures and a slowing economy. Investments in more traditional staples stocks such as Philip Morris, Safeway, Pepsi, Quaker, Budweiser and Keebler contributed to performance but did not offset this weakness. Exposure to retailers such as Home Depot, and Costco detracted from performance as these stocks as a group were hurt by a slowdown in consumer spending and higher labor costs.

We entered 2000 at a slight overweight in technology relative to the S&P 500 Index and underweight to our growth peers. We reduced our position to about a market weight during the first quarter based on our sensitivity to the group's rich valuations and our belief that the lofty multiples assigned to most of the technology sector could not continue to expand at the pace witnessed in 1999, particularly in the largest cap names. This proved to be a prudent decision, particularly during the March to May sell- off in technology (when the NASDAQ declined 40% from its March high to its May low). We were buyers on weakness throughout the balance of the year, and the Portfolio was modestly overweight technology as measured by the S&P 500, but materially underweight the growth indexes at year-end.

The technology sector's 39% decline was the biggest detractor to Portfolio performance in 2000. Leading companies such as Microsoft, Nortel and Lucent, which led the market on the way up in 1999 were among the biggest detractors to relative performance in 2000. We continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, we want the Portfolio to be positioned to participate in that growth.

We maintained an overweight in industrials, emphasizing high quality diversified conglomerates such as Tyco, General Electric and United Technologies, which at year- end represented roughly 16% of the Portfolio. These three stocks were members of the top ten holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable as it was the strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings are representative of our willingness to look for growth in less traditional names and their strong performance provided a buffer to weaker areas of the Portfolio, particularly in the fourth quarter.

Tyco continues to be a steady favorite especially in this challenging environment. While the quality of the management and company fundamentals have come through, we still believe the stock is under appreciated. The clean bill of health the SEC gave Tyco gives us further confidence in the quality of this company. The growth of the underlying free cash flow continues to be stellar. Strategic accretive acquisitions continue to add value and prove out management's adept use of capital. With continued fundamental outperformance by the company in 2001, we expect the stock to outperform.

United Technology remains a top ten holding. United Technology is a unique diversified quality growth company with global franchises such as OTIS Elevator, Carrier Air Conditioning and Pratt &Whitney Aircraft Engines. A strong stockholder- oriented management along with secular margin upside and strong cash flows all combine to provide likely continued outperformance in the year ahead. This "old economy" company continues to be innovative in e-commerce initiatives and strategic planning as evidenced by investments in such business opportunities such as their emerging fuel cell/ distributed power business. Prudent capital deployment in stock buybacks and accretive acquisitions enhances the sustainability of this 15% plus annual earnings growth company.

Healthcare was another bright spot, as we maintained an overweight position (average of 14% of the Portfolio) in the sector for most of the year and stock selection was superior to the Index sector return. We increased our commitment to the sector early in the year based on the group's increas-ingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the


-------------------------------------------------------------------------------
Equity Growth Portfolio
                                       78

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)

economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals, in- cluding Pfizer, American Home Products, Pharmacia and Bristol Myers. This proved to be correct, and effective trad-ing around election-cycle volatility added to performance.

Pfizer (largely inherited from our Warner Lambert position) remains a core holding of the Portfolio and our favorite large-cap pharmaceutical stock. Expected synergies related to its acquisition of Warner Lambert and continued excell- ent prescription growth of its major in-line drugs led to 42% appreciation in 2000, better than the average 38% gain of its peers. If not for a dearth of pipeline news flow and the negative impact of wholesaler inventory destocking on reported top-line growth, relative performance would have been even better, in our view. In 2001, Pfizer's stock price should be a big beneficiary of an accelerating top line growth rate, continued Warner Lambert related cost redu- ctions, the launches of new drugs such as Zeldox (schizo-phrenia), Relpax (migraine headaches), and VFend (anti- fungal), and the likely FDA filings of Pregabalin (epilepsy and pain), Valdocoxib (arthritis), and inhaled insulin (diabetes). We also expect the company to an-nounce at least one agreement to co-promote another manufacturer's drug. Finally, unlike many of its peers, none of Pfizer's major drugs are scheduled to go off-patent through 2003.

Freddie Mac, a newer position within the Portfolio, continues to achieve mid-teen, high quality earnings growth despite a volatile political and market environment. The company's success in delivering an earnings stream that is both predictable and sustainable stems from its innovation and strict adherence to its core principals. For instance, the development and implementation of a complete set of "plug-n-play" mortgage tools on the Internet are aimed at broadening the market for eligible loans and enhancing the management of credit risk. The company's focus on long- term value creation (not short-term gains) has led to the use of credit enhancements as well as sophisticated hedging strategies in order to reduce exposure to economic cycles. Freddie Mac again showed exceptional skill this year in managing its interest rate risk in a tough market environment. The company's short-term business fundamentals appear to have great momentum. With the current market environment concerned about credit quality, Freddie Mac enjoys a "safe haven" status. The increasing possibility of a "refinancing boom" stemming from the downward move in mortgage rates is another positive.

Finally, our concentration in the top ten holdings, which were 47% at year-end versus 17.18% of the S&P 500, provided a positive element to performance. The top 10 holdings continue to be well diversified by sector and contain classic growth names such as Pfizer, Cisco and Microsoft as well as less traditional names such as Tyco, United Technologies, Verizon Communications, Citigroup and Bank of New York.

After failing to lower interest rates at the December 2000 meeting, the Fed did lower interest rates early in January, notable both for doing so on a conference call rather than waiting for a regularly scheduled meeting, and for moving rates down 50 basis points instead of the more typical 25 basis point increment. The move toward lower interest rates should eventually be positive for many of the more eco- nomically sensitive groups of stocks. However, with many of those companies just now beginning to adjust business plans and earnings targets to the reality of a slower eco- nomy, the challenge facing investors is whether to buy these stocks now, or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begin to result in a reacceleration of economic activity.

We continue to take a balanced and incremental approach to managing the Portfolio and will take advantage of the opportunities that volatility creates. For example, we have added exposure to a classic financial growth company, Freddie Mac, which is expected to benefit from the likely refinancing boom resulting from the significant decline in mortgage rates. Despite these attractive fundamentals, the stock fell 15% following the Fed announcement as investors fled defensive names to participate in the ensuing rally in technology. To a lesser extent, the GSEs (Government- Sponsored Enterprises) were further impacted by the rebalancing among financials as investors, previously concerned about credit quality at the banks and weakness at the brokerages, suddenly returned to these markets. We view the decline in the price of Freddie Mac as a temporary condition, resulting from the flow of funds led by "hot money" into higher beta assets.

We believe the economy will be weaker in the early part of 2001, setting the stage for a much stronger climate later in 2001 and into 2002. We see the catalysts of further Fed easing, a weakened dollar due to lower interest rates and lower economic growth in the U.S., lower oil prices and possible global tax cuts due to strong worldwide government surpluses as the backdrop for future growth. These factors create a favorable environment for equities, and large cap growth stocks in particular.

Philip W. Friedman
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

January 2001


-------------------------------------------------------------------------------
                                                        Equity Growth Portfolio
                                       79

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
-------------------------------------------------------------------------------

                                                                         VALUE
SHARES                                                                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.0%)
CONSUMER DISCRETIONARY (10.5%)
MEDIA (5.6%)
  (a)1,392,000  AT&T Corp., Liberty Media Group,
                  Class A-Common ................................     $  18,879
     (a)63,500  Comcast Corp., Class A-Common ...................         2,623
    (a)272,200  Comcast Corp., Class A-Special ..................        11,364
    (a)639,100  General Motors Corp., Class H ...................        14,699
        30,400  Omnicom Group, Inc. .............................         2,520
       363,300  Time Warner, Inc. ...............................        18,979
                                                                      ----------
                                                                         69,064
                                                                      ----------
MULTILINE RETAIL (2.5%)
    (a)216,600  Dollar Tree Stores, Inc. ........................         5,307
       475,100  Wal-Mart Stores, Inc. ...........................        25,239
                                                                      ----------
                                                                         30,546
                                                                      ----------
SPECIALTY RETAIL (2.4%)
       380,800  Home Depot, Inc. ................................        17,398
       489,600  The Limited, Inc. ...............................         8,354
       145,200  Tiffany & Co. ...................................         4,592
                                                                      ----------
                                                                         30,344
                                                                      ----------
TOTAL CONSUMER DISCRETIONARY ....................................       129,954
                                                                      ----------
CONSUMER STAPLES (5.7%)
BEVERAGES (2.8%)
       433,800  Anheuser Busch Cos., Inc. .......................        19,738
        48,900  Coca Cola Co. ...................................         2,980
       251,500  PepsiCo, Inc. ...................................        12,465
                                                                      ----------
                                                                         35,183
                                                                      ----------
FOOD & DRUG RETAILING (1.0%)
    (a)209,600  Safeway, Inc. ...................................        13,100
                                                                      ----------
FOOD PRODUCTS (0.6%)
        72,400  Quaker Oats Co. .................................         7,050
                                                                      ----------
HOUSEHOLD PRODUCTS (0.9%)
       139,900  Procter & Gamble Co. ............................        10,973
                                                                      ----------
TOBACCO (0.4%)
       105,400  Philip Morris Cos., Inc. ........................         4,638
                                                                      ----------
TOTAL CONSUMER STAPLES                                                   70,944
                                                                      ----------
FINANCIALS (10.0%)
BANKS (3.0%)
       475,600  Bank of New York Co., Inc. ......................        26,247
       300,700  Fleet Boston Financial, Corp. ...................        11,295
                                                                      ----------
                                                                         37,542
                                                                      ----------
DIVERSIFIED FINANCIALS (5.4%)
       188,600  American Express Co. ............................        10,361
       578,066  Citigroup, Inc. .................................        29,517
       384,300  Federal Home Loan Mortgage Corp. ................        26,469
                                                                      ----------
                                                                         66,347
                                                                      ----------
INSURANCE (1.6%)
       202,800  American International Group, Inc. ..............        19,989
                                                                      ----------
TOTAL FINANCIALS ................................................       123,878
                                                                      ----------
HEALTH CARE (17.7%)
BIOTECHNOLOGY (1.4%)
     (a)91,150  Amgen, Inc. .....................................         5,828
     (a)42,000  CuraGen Corp. ...................................         1,147
     (a)69,900  Genentech, Inc. .................................         5,697
     (a)28,000  Invitrogen Corp. ................................         2,418
     (a)83,900  Tularik, Inc. ...................................         2,470
                                                                      ----------
                                                                         17,560
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES 1.4%)
        62,900  Applera Corp. - Applied Biosystems Group ........         5,917
       195,600  Medtronic, Inc. .................................        11,809
                                                                      ----------
                                                                         17,726
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES (0.7%)
       188,600  HCA - The Healthcare Company ....................         8,301
                                                                      ----------
PHARMACEUTICALS (14.2%)
    (a)121,800  Abbott Laboratories .............................         5,900
       426,200  American Home Products Corp. ....................        27,085
       251,800  Bristol-Myers Squibb Co. ........................        18,617
        42,000  Eli Lilly & Co. .................................         3,909
        97,900  Johnson & Johnson ...............................        10,286
       188,800  Merck & Co., Inc. ...............................        17,676
     1,530,100  Pfizer, Inc. ....................................        70,384
       346,289  Pharmacia Corp. .................................        21,124
                                                                      ----------
                                                                        174,981
                                                                      ----------
TOTAL HEALTH CARE ...............................................       218,568
                                                                      ----------
INDUSTRIALS (19.8%)
AEROSPACE & DEFENSE (6.4%)
       328,700  General Dynamics Corp. ..........................        25,638
       681,500  United Technologies Corp. .......................        53,583
                                                                      ----------
                                                                         79,221
                                                                      ----------
INDUSTRIAL CONGLOMERATES (13.4%)
     1,404,300  General Electric Co. ............................        67,319
        41,400  Textron, Inc. ...................................         1,925
     1,732,700  Tyco International Ltd. .........................        96,165
                                                                      ----------
                                                                        165,409
                                                                      ----------
TOTAL INDUSTRIALS ...............................................       244,630
                                                                      ----------
INFORMATION TECHNOLOGY (31.2%)
COMMUNICATIONS EQUIPMENT (12.1%)
    (a)629,300  American Tower Corp., Class A ...................        23,835
     (a)97,900  CIENA Corp. .....................................         7,967
  (a)1,309,300  Cisco Systems, Inc. .............................        50,081
       160,900  Corning, Inc. ...................................         8,497
    (a)419,200  Crown Castle International Corp. ................        11,345
    (a)197,900  Efficient Networks, Inc. ........................         2,820
    (a)137,500  JDS Uniphase Corp. ..............................         5,732
     (a)62,900  Juniper Networks, Inc. ..........................         7,929
       156,100  Nokia Corp. .....................................         6,790
       245,700  Nortel Networks Corp. ...........................         7,878
     (a)35,000  SBA Communications Corp. ........................         1,437
       251,500  Scientific-Atlanta, Inc. ........................         8,189
    (a)384,500  Spectrasite Holdings, Inc. ......................         5,095
     (a)90,900  TyCom Ltd. ......................................         2,034
                                                                      ----------
                                                                        149,629
                                                                      ----------
COMPUTERS & PERIPHERALS (5.0%)
       600,900  Compaq Computer Corp. ...........................         9,044

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Equity Growth Portfolio
                                       80


[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
-------------------------------------------------------------------------------


                                                                         VALUE
SHARES                                                                   (000)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY  (cont.)
COMPUTERS & PERIPHERALS  (cont.)
    (a)237,800  EMC Corp. .......................................     $  15,814
       202,600  Hewlett Packard Co. .............................         6,395
       161,600  International Business Machines Corp. ...........        13,736
    (a)160,700  StorageNetworks, Inc. ...........................         3,987
    (a)482,100  Sun Microsystems, Inc. ..........................        13,438
                                                                      ----------
                                                                         62,414
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
    (a)195,600  Jabil Circuit, Inc. .............................         4,963
    (a)153,700  Sanmina Corp. ...................................        11,777
                                                                      ----------
                                                                         16,740
                                                                      ----------
INTERNET SOFTWARE & SERVICES (0.1%)
     (a)21,000  VeriSign, Inc. ..................................         1,558
                                                                      ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.4%)
     (a)83,900  Analog Devices, Inc. ............................         4,295
     (a)50,800  Applied Materials, Inc. .........................         1,940
     (a)63,100  Broadcom Corp., Class A .........................         5,332
       880,300  Intel Corp. .....................................        26,629
    (a)209,600  Maxim Integrated Products, Inc. .................        10,021
     (a)37,400  PMC-Sierra, Inc. ................................         2,941
     (a)83,900  QLogic Corp. ....................................         6,460
       378,300  Texas Instruments, Inc. .........................        17,922
     (a)77,700  TranSwitch Corp. ................................         3,040
                                                                      ----------
                                                                         78,580
                                                                      ----------
SOFTWARE (6.2%)
     (a)42,600  BEA Systems, Inc. ...............................         2,868
     (a)34,000  Brocade Communications Systems, Inc. ............         3,122
        76,900  i2 Technologies, Inc. ...........................         4,181
    (a)149,800  Intuit, Inc. ....................................         5,908
     (a)42,000  McDATA Corp. ....................................         2,299
    (a)621,800  Microsoft Corp. .................................        27,048
    (a)713,400  Oracle Corp. ....................................        20,733
    (a)126,193  VERITAS Software Corp. ..........................        11,042
                                                                      ----------
                                                                         77,201
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY ...................................        386,122
                                                                      ----------
TELECOMMUNICATION SERVICES (3.1%)
DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
     (a)99,600  Qwest Communications International, Inc. .......          4,084
       502,506  Verizon Communications, Inc. ...................         25,188
    (a)614,800  Worldcom, Inc. .................................          8,607
                                                                      ----------
TOTAL TELECOMMUNICATION SERVICES ...............................         37,879
                                                                      ----------
TOTAL COMMON STOCKS (Cost $1,035,847) ..........................      1,211,975
                                                                      ----------


FACE
AMOUNT
(000)
-----------
SHORT-TERM INVESTMENT (2.6%)
REPURCHASE AGREEMENT (2.6%)
$ (f)32,689 Chase Securities, Inc., 5.60%, dated 12/29/00,
            due 1/02/01 (Cost $32,689)..........................         32,689
                                                                      ----------

                                                                        VALUE
                                                                        (000)
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (COST $1,068,536) ......                  $1,244,664
                                                                     -----------
OTHER ASSETS (0.9%)
  Cash ............................................         $6
  Receivable for Investments Sold .................      6,053
  Receivable for Portfolio Shares Sold ............      4,030
  Dividends Receivable ............................        654
  Interest Receivable .............................         15
  Other ...........................................         45           10,803
                                                     ----------
LIABILITIES (-1.5%)
  Payable for Investments Purchased ...............    (14,670)
  Investment Advisory Fees Payable ................     (2,052)
  Payable for Portfolio Shares Redeemed ...........       (694)
  Distribution Fees Payable .......................       (227)
  Administrative Fees Payable .....................       (164)
  Directors' Fees and Expenses Payable ............        (69)
  Custodian Fees Payable ..........................        (32)
  Other Liabilities ...............................       (179)         (18,087)
                                                     ----------      -----------
NET ASSETS (100%)                                                    $1,237,380
                                                                     ===========
NET ASSETS CONSIST OF:

Paid in Capital ..................................                   $1,060,193
Accumulated Net Investment Loss ..................                          (67)
Accumulated Net Realized Gain ....................                        1,125
Unrealized Appreciation on Investments and
Foreign Currency Translations.....................                      176,129
                                                                     -----------
NET ASSETS (100%).................................                   $1,237,380
                                                                     ===========
CLASS A:
--------
NET ASSETS ......................................................    $  886,824
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 43,248,976 outstanding $0.001 par
value shares (authorized 500,000,000 shares).....................     $   20.51
                                                                      ==========
CLASS B:
--------
NET ASSETS ......................................................     $ 350,556
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 17,247,753 outstanding $0.001 par value shares
(authorized 500,000,000 shares)..................................     $   20.32
                                                                      ==========

--------------------------------------------------------------------------------
(a) --  Non-income producing security.

(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio
                                       81

[GRAPHIC] Morgan Stanley Dean Witter
          Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------

FOCUS EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
-------------------------------------------------------------------------------
[CHART]

Information Technology               (30.1%)
Industrials                          (22.7%)
Health Care                          (18.0%)
Consumer Discretionary               (11.1%)
Financials                           (10.1%)
Consumer Staples                      (3.9%)
Telecommunications Service            (3.4%)
Other                                 (0.7%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT

---------------------------------------------
                                      [GRAPH]

              Focus Equity
                Portfolio-           S&P 500
                 Class A            Index (1)
              ------------          ---------
1995          $  500,000            $  500,000
1996          ----------            ----------
1997          ----------            ----------
1998          ----------            ----------
1999          ----------            ----------
2000          $1,979,551            $1,509,410

 * Commenced operations on March 8, 1995
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE S&P 500 INDEX
AND THE LIPPER LARGE CAP GROWTH INDEX(1)
-------------------------------------------------------------------------------

                                                  TOTAL RETURNS(2)
                                           ----------------------------
                                                    AVERAGE   AVERAGE
                                                     ANNUAL   ANNUAL
                                            ONE       FIVE     SINCE
                                            YEAR     YEARS   INCEPTION
                                           -------   ------- ---------
PORTFOLIO -- CLASS A ............          -11.66%    22.89%   26.66%
PORTFOLIO -- CLASS B ............          -11.89     N/A      22.45
S&P 500 INDEX -- CLASS A ........           -9.12     18.32    20.92
LIPPER LARGE CAP GROWTH INDEX
-- CLASS A .....................           -19.68     17.85    20.48
S&P 500 INDEX -- CLASS B .......            -9.12     N/A      18.16
LIPPER LARGE CAP GROWTH INDEX
-- CLASS B .....................           -19.68     N/A      17.82

1. The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Focus Equity Portfolio is to seek capital appreciation through a concentrated, non- diversified portfolio of corporate equity securities. The Portfolio's concentration of its assets in a small number of issuers and its use of equity-linked securities will subject it to greater risks.

For the year ended December 31, 2000, the Portfolio had a total return of -11.66% for the Class A shares and -11.89% for the Class B shares compared to -9.12% for the S&P 500 Index and -19.68% for the Lipper Large Cap Growth Index. For the five-year period ended December 31, 2000, the Portfolio had a total return of 22.89% for the Class A shares compared to 18.32% for the S&P 500 Index and 17.85% for the Lipper Large Cap Growth Index. For the period from inception on March 8, 1995 through December 31, 2000, the average annual total return for the Class A shares was 26.66% compared to 20.92% for the S&P 500 Index and 20.48% for the Lipper Large Cap Growth Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 22.45% compared to 18.16% for the S&P 500 Index and 17.82% for the Lipper Large Cap Growth Index.

Records were set at the dawn of the new millennium (depending on who's counting) although 2000's records were in the opposite direction of 1999's sterling performances. The S&P 500 Index declined 9.12%, the worst year since 1977, the Dow Jones fell 4.67%, its worst performance since 1981 and NASDAQ had its worst year ever, losing 39.29%. In many respects, reviewing the year just completed is a mirror image of the prior year, and the wrong side of the mirror.

This was a challenging environment for most investors and an especially humbling one for growth managers. Alas, most value managers were able to finally savor the sweet taste of outperformance. The Russell 1000 Growth Index fell 22.43%, while the Russell 1000 Value Index advanced 7.01%. The robust first quarter seemed like a continuation of 1999's end of millennium party. However, as the year progressed, a number of economic and market forces picked up steam, with negative implications for earnings and future growth prospects. Starting with rising interest rates and

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE PORTFOLIO'S CONCENTRATION OF ITS ASSETS IN A SMALL NUMBER OF ISSUERS AND ITS USE OF EQUITY-LINKED SECURITIES WILL SUBJECT IT TO GREATER RISKS. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL
PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
Focus Equity Portfolio
                                      82

[GRAPHIC] Morgan Stanley Dean Witter
          Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------

FOCUS EQUITY PORTFOLIO (CONT.)

followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining euro and heightened tensions in the Middle East. There were early warnings around earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the U.S. Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

The Portfolio was impacted by many of the same forces that negatively impacted its growth fund peers and the growth Index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors as investors shifted to a more defensive posture, areas where we are traditionally underweight consistent with our philosophy and charter as a growth manager. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year-end had registered the most severe declines) were offset by relatively strong performance in healthcare and capital goods, both of which the Portfolio was overweight for most of the year.

Exposure to media stocks such as Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot com failures and a slowing economy. Investments in more traditional staples stocks such as Safeway, Quaker, Anheuser Busch and Keebler contributed to performance but did not offset this weakness. Exposure to retailers such as Home Depot, and Costco detracted from performance as these stocks as a group were hurt by a slowdown in consumer spending and higher labor costs.

We entered 2000 at a slight overweight in technology relative to the S&P 500 Index and underweight versus our growth peers. We cut our position to about a market weight during the first quater, based on our sensitivity to the group's rich valuations and our belief that the lofty multiples assigned to most of the technology sector could not continue to expand at the pace witnessed in 1999, particularly in the largest cap names. This proved to be a prudent decision, particularly during the March to May sell-off in technology (when the NASDAQ declined 40% from its March high to its May low). We were buyers on weakness throughout the balance of the year, and the Portfolio was modestly overweight technology as measured by the Index, but materially underweight the growth Indices at year-end.

The technology sector's 42% decline was the biggest detractor to Portfolio performance in 2000. Leading companies such as Microsoft, Nortel, and Lucent, which led the market on the way up in 1999 were among the biggest detractors to relative performance in 2000. We continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, we want the Portfolio to be positioned to participate in that growth.

We maintained an overweight in industrials, emphasizing high quality diversified conglomerates such as Tyco and United Technologies. These two stocks were members of the top ten holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable as it was the strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings are representative of our willingness to look for growth in less traditional names and their strong performance provided a buffer to weaker areas of the Portfolio, particularly in the fourth quarter.

Tyco continues to be a steady favorite especially in this challenging environment. While the quality of the management and company fundamentals have come through, we still believe the stock is under appreciated. The clean bill of health the SEC gave Tyco gives us further confidence in the quality of this company. The growth of the underlying free cash flow continues to be stellar. Strategic accretive acquisitions continue to add value and prove out management's adept use of capital. With continued fundamental outperformance by the company in 2001, we expect the stock to outperform.

United Technology remains a top ten holding. United Technology is a unique diversified quality growth company with global franchises such as OTIS Elevator, Carrier Air Conditioning, and Pratt & Whitney Aircraft Engines. A strong stockholder- oriented management along with secular margin upside and strong cash flows all combine to provide likely continued outperformance in the year ahead. This "old economy" company continues to be innovative in e-commerce initiatives and strategic planning as evidenced by investments in such business opportunities such as their emerging fuel cell/ distributed power business. Prudent capital deployment in stock buybacks and accretive acquisitions enhances the sustainability of this 15% plus annual earnings growth company. Healthcare was another bright spot, as we maintained an overweight position (average of 14% of the Portfolio) in the sector for most of the year and stock selection was superior to the Index sector

-------------------------------------------------------------------------------
                                                         Focus Equity Portfolio
                                      83

[GRAPHIC] Morgan Stanley Dean Witter
          Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------

FOCUS EQUITY PORTFOLIO (CONT.)

return. We increased our commitment to the sector early in the year based on the group's increasingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals, including Pfizer, American Home Products, and Pharmacia. This proved to be correct, and effective trading around election-cycle volatility added to performance.

Pfizer (largely inherited from our Warner Lambert position) remains a core holding of the Portfolio and our favorite large-cap pharmaceutical stock. Expected synergies related to its acquisition of Warner Lambert and continued excellent prescription growth of its major in-line drugs led to 42% appreciation in 2000, better than the average 38% gain of its peers. If not for a dearth of pipeline newsflow and the negative impact of wholesaler inventory destocking on reported top-line growth, relative performance would have been even better, in our view. In 2001, Pfizer's stock price should be a big beneficiary of an accelerating top line growth rate, continued Warner Lambert related cost reductions, the launches of new drugs such as Zeldox (schizophrenia), Relpax (migraine headaches), and VFend (antifungal), and the likely FDA filings of Pregabalin (epilepsy and pain), Valdocoxib (arthritis), and inhaled insulin (diabetes). We also expect the company to announce at least one agreement to co-promote another manufacturer's drug. Finally, unlike many of its peers, none of Pfizer's major drugs are scheduled to go off-patent through 2003.

Freddie Mac, a newer position within the Portfolio, continues to achieve mid-teen, high quality earnings growth despite a volatile political and market environment. The company's success in delivering an earnings stream that is both predictable and sustainable stems from its innovation and strict adherence to its core principals. For instance, the development and implementation of a complete set of "plug-n-play" mortgage tools on the Internet are aimed at broadening the market for eligible loans and enhancing the management of credit risk. The company's focus on long-term value creation (not short-term gains) has led to the use of credit enhancements as well as sophisticated hedging strategies in order to reduce exposure to economic cycles. Freddie Mac again showed exceptional skill this year in managing its interest rate risk in a tough market environment. The company's short-term business fundamentals appear to have great momentum. With the current market environment concerned about credit quality, Freddie Mac enjoys a "safe haven" status. The increasing possibility of a "refinancing boom" stemming from the downward move in mortgage rates is another positive.

Finally, our concentration in the top ten holdings, which were 47% at year-end versus about 18% of the S&P 500, provided a positive element to performance. The top ten holdings continue to be well diversified by sector and contain classic growth names such as Pfizer, Cisco and Microsoft as well as less traditional names such as Tyco, United Technologies, Verizon Communications, Citigroup and Bank of New York.

After failing to lower interest rates at the December 2000 meeting, the Fed did lower interest rates early in January, notable both for doing so on a conference call rather than waiting for a regularly scheduled meeting, and for moving rates down 50 basis points instead of the more typical 25 basis point increment. The move toward lower interest rates should eventually be positive for many of the more economically sensitive groups of stocks. However, with many of those companies just now beginning to adjust business plans and earnings targets to the reality of a slower economy, the challenge facing investors is whether to buy these stocks now, or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begin to result in a reacceleration of economic activity.

We continue to take a balanced and incremental approach to managing the Portfolio and will take advantage of the opportunities that volatility creates. For example, we have added exposure to a classic financial growth company, Freddie Mac, which is expected to benefit from the likely refinancing boom resulting from the significant decline in mortgage rates. Despite these attractive fundamentals, the stock fell 15% following the Fed announcement as investors fled defensive names to participate in the ensuing rally in technology. To a lesser extent, the GSEs (Government- Sponsored Enterprises) were further impacted by the rebalancing among financials as investors, previously concerned about credit quality at the banks and weakness at the brokerages, suddenly returned to these markets. We view the decline in the price of Freddie Mac as a temporary condition, resulting from the flow of funds led by "hot money" into higher beta assets.

We believe the economy will be weaker in the early part of 2001, setting the stage for a much stronger climate later in 2001 and into 2002. We see the catalysts of further Fed easing, a weakened dollar due to lower interest rates and lower economic growth in the U.S., lower oil prices and possible global tax cuts due to strong worldwide government surpluses as the backdrop for future growth. These factors create a favorable environment for equities, and large cap growth stocks in particular.

Philip W. Friedman
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

January 2001

-------------------------------------------------------------------------------
Focus Equity Portfolio
                                      84

[GRAPHIC] Morgan Stanley Dean Witter
          Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
-------------------------------------------------------------------------------

                                                                 VALUE
SHARES                                                           (000)
-------------------------------------------------------------------------------
COMMON STOCKS (99.3%)
  CONSUMER DISCRETIONARY (11.1%)
    MEDIA (6.2%)
(a)354,114  AT&T- Liberty Media Corp., Class A ..............  $   4,802
(a)100,900  General Motors Corp., Class H ...................      2,321
    35,800  Time Warner, Inc. ...............................      1,870
                                                                ---------
                                                                   8,993
                                                                ---------
  MULTILINE RETAIL (2.1%)
    57,500  Wal-Mart Stores, Inc. ...........................      3,055
    SPECIALTY RETAIL (2.8%)                                     ---------
    57,150  Home Depot, Inc. ................................      2,611
    83,500  Limited, Inc. ...................................      1,425
                                                                ---------
                                                                   4,036
                                                                ---------
  TOTAL CONSUMER DISCRETIONARY ..............................     16,084
                                                                ---------
  CONSUMER STAPLES (3.9%)
    BEVERAGES (1.8%)
    57,600  Anheuser Busch Cos., Inc. .......................      2,621
                                                                ---------
  FOOD & DRUG RETAILING (1.0%)
 (a)24,600  Safeway, Inc. ...................................      1,538
                                                                ---------
  FOOD PRODUCTS (1.1%)
    16,200  Quaker Oats Co. .................................      1,577
                                                                ---------
  TOTAL CONSUMER STAPLES ....................................      5,736
                                                                ---------
  FINANCIALS (10.1%)
    BANKS (3.1%)
    81,700  Bank of New York Co., Inc. ......................      4,509
                                                                ---------
  DIVERSIFIED FINANCIALS (7.0%)
    21,000  American Express Co. ............................      1,154
    80,400  Citigroup, Inc. .................................      4,105
    70,600  Federal Home Loan Mortgage Association ..........      4,862
                                                                ---------
                                                                  10,121
                                                                ---------
  TOTAL FINANCIALS...........................................     14,630
                                                                ---------
  HEALTH CARE (18.0%)
    HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
    22,900  Medtronic, Inc. .................................      1,383
                                                                ---------
  PHARMACEUTICALS (17.0%)
    85,000  American Home Products Corp. ....................      5,402
    41,200  Bristol-Myers Squibb Co. ........................      3,046
    22,100  Merck & Co., Inc. ...............................      2,069
    212,050  Pfizer, Inc. ...................................      9,754
    73,800  Pharmacia Corp. .................................      4,502
                                                                ---------
                                                                  24,773
                                                                ---------
  TOTAL HEALTH CARE .........................................     26,156
                                                                ---------
  INDUSTRIALS (22.7%)
    AEROSPACE & DEFENSE (6.8%)
    38,000  General Dynamics Corp. ..........................      2,964
    88,700  United Technologies Corp. .......................      6,974
                                                                ---------
                                                                   9,938
                                                                ---------
  INDUSTRIAL CONGLOMERATES (15.9%)
    209,500  General Electric Co. ............................    10,043
    234,900  Tyco International Ltd. .........................    13,037
                                                                ---------
                                                                  23,080
                                                                ---------
TOTAL INDUSTRIALS ............................................    33,018
                                                                ---------

  INFORMATION TECHNOLOGY (30.1%)
    COMMUNICATIONS EQUIPMENT (12.6%)
 (a)100,300  American Tower Corp., Class A ..................      3,799
 (a)220,500  Cisco Systems, Inc. ............................      8,434
     26,000  Corning, Inc. ..................................      1,373
 (a)72,600  Crown Castle International Corp. ................      1,965
 (a)35,700  Efficient Networks, Inc. ........................        509
 (a)23,400  JDS Uniphase Corp. ..............................        975
    39,800  Nortel Networks Corp. ...........................      1,276
                                                                ---------
                                                                  18,331
                                                                ---------

  COMPUTERS & PERIPHERALS (5.0%)
    75,100  Compaq Computer Corp. ...........................      1,130
 (a)35,100  EMC Corp. .......................................      2,334
    21,900  International Business Machines Corp. ...........      1,861
 (a)72,200  Sun Microsystems, Inc. ..........................      2,013
                                                                ---------
                                                                   7,338
                                                                ---------

  ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
 (a)24,300  Sanmina Corp. ...................................      1,862
  SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.9%)                   ---------
   109,900  Intel Corp. .....................................      3,325
 (a)56,500  Maxim Integrated Products, Inc. .................      2,701
    55,300  Texas Instruments, Inc. .........................      2,620
                                                                ---------
                                                                   8,646
                                                                ---------
  SOFTWARE (5.3%)
 (a)86,400  Microsoft Corp. .................................      3,758
 (a)85,600  Oracle Corp. ....................................      2,488
    16,100  VERITAS Software Corp. ..........................      1,409
                                                                ---------
                                                                   7,655
                                                                ---------
  TOTAL INFORMATION TECHNOLOGY ..............................     43,832
                                                                ---------
  TELECOMMUNICATION SERVICES (3.4%)
    DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
    78,082  Verizon Communications, Inc. ....................      3,914
 (a)68,300  Worldcom, Inc. ..................................        956
                                                                ---------
  TOTAL TELECOMMUNICATION SERVICES ..........................      4,870
                                                                ---------
TOTAL COMMON STOCKS (Cost $142,180) .........................    144,326
                                                                ---------
 FACE
AMOUNT
 (000)
------
SHORT-TERM INVESTMENTS (0.6%)
  REPURCHASE AGREEMENT (0.6%)
  $(f)931   Chase Securities, Inc., 5.60%, dated
              12/29/00, due 1/02/01 (Cost $931) .............        931
                                                                ---------

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                         Focus Equity Portfolio
                                      85

[GRAPHIC] Morgan Stanley Dean Witter
          Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                 VALUE
                                                                 (000)
                                                               ---------
TOTAL INVESTMENTS (99.9%) (Cost $143,111)                      $ 145,257
                                                               ----------
OTHER ASSETS (1.5%)
  Cash .........................................  $   141
  Receivable for Investments Sold ..............    1,193
  Receivable for Portfolio Shares Sold .........      790
  Dividends Receivable .........................       55
  Other ........................................        5          2,184
                                                  --------
LIABILITIES (-1.4%)
  Payable for Investments Purchased ............   (1,633)
  Investment Advisory Fees Payable .............     (304)
  Administrative Fees Payable ..................      (19)
  Directors' Fees and Expenses Payable .........      (14)
  Distribution Fees Payable ....................      (12)
  Custodian Fees Payable .......................      (10)
  Other Liabilities ............................      (42)        (2,034)
                                                  --------     ----------
NET ASSETS (100%) ........................................     $ 145,407
                                                               ==========
NET ASSETS CONSIST OF:
Paid in Capital ..........................................     $ 141,914
Accumulated Net Investment Loss ..........................           (14)
Accumulated Net Realized Gain ............................         1,361
Unrealized Appreciation on Investments and Foreign
  Currency Translations ..................................         2,146

NET ASSETS                                                     $ 145,407
                                                               =========
                                                                 VALUE
                                                                 (000)
                                                               ---------
CLASS A:
--------
NET ASSETS ...............................................     $ 126,531
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 8,265,980 outstanding $0.001 par value
    shares (authorized 500,000,000 shares) ...............     $   15.31
                                                               ==========
CLASS B:
--------
NET ASSETS ...............................................     $  18,876
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,251,023 outstanding $0.001 par value
    shares (authorized 500,000,000 shares) ...............     $   15.09
                                                               ==========

(a)  -- Non-Income producing security.

(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.



   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Focus Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------------------------------------
[CHART]


Other                                   (5.9%)
Utilities                               (2.1%)
Auto & Transportation                   (2.2%)
Other Energy                            (3.6%)
Financial Services                      (6.3%)
Producer Durables                       (9.5%)
Health Care                            (18.4%)
Technology                             (25.5%)
Consumer Discretionary                 (26.5%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
------------------------------------------------------------
                                                     [GRAPH]

                Small Cap
            Growth Portfolio-     Russell 2000     Russell 2000
                 Class A         Growth Index(1)     Index(1)
            -----------------    ---------------   ------------
1990        $  500,000           $  500,000        $  500,000
1991        ----------           ----------        ----------
10/31/92    ----------           ----------        ----------
12/31/92    ----------           ----------        ----------
1993        ----------           ----------        ----------
1994        ----------           ----------        ----------
1995        ----------           ----------        ----------
1996        ----------           ----------        ----------
1997        ----------           ----------        ----------
1998        ----------           ----------        ----------
1999        ----------           ----------        ----------
2000        $2,926,449           $1,375,558        $1,719,688

 * Commenced operations on November 1, 1989
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH INDEX AND
THE RUSSELL 2000 INDEX(1)
-------------------------------------------------------------------------------

                                                 TOTAL RETURNS(2)
                                        ----------------------------------
                                                       AVERAGE ANNUAL
                                                --------------------------
                                          ONE    FIVE     TEN      SINCE
                                         YEAR   YEARS    YEARS   INCEPTION
                                        ------  ------   ------  ---------
PORTFOLIO -- CLASS A                    -6.64%  21.99%   18.17%   17.14%
PORTFOLIO -- CLASS B                    -6.81    N/A      N/A     21.67
RUSSELL 2000 GROWTH INDEX -- CLASS A   -22.43    7.14    12.80     9.70
RUSSELL 2000 INDEX -- CLASS A           -3.02   10.31    15.53    11.70
RUSSELL 2000 GROWTH INDEX -- CLASS B   -22.43    N/A      N/A      7.13
RUSSELL 2000 INDEX -- CLASS B           -3.02    N/A      N/A     10.27

1. The Russell 2000 Growth Index is a market capitalization-weighted index comprised of those companies of the Russell 2000 Index with higher forcasted growth values and higher price-to-book ratios. The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index. The companies have an average market capitalization of approximately $600 million.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Small Company Growth Portfolio invests primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. Such companies generally have market capitalizations less than $2.5 billion. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Effective December 31, 2000, the portfolio has elected to change its primary benchmark from the Russell 2000 Index to the Russell 2000 Growth Index, as the Russell 2000 Growth Index is more representative of the investments held by the Portfolio.

For the year ended December 31, 2000, the Portfolio had a total return of -6.64% for the Class A shares and -6.81% for the Class B shares compared to -22.43% for the Russell 2000 Growth Index and -3.02% for the Russell 2000 Index. For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 21.99% compared to 7.14% for the Russell 2000 Growth Index and 10.31% for the Russell 2000 Index. For the ten-year period ended December 31, 2000, the average annual total return for the Class A shares was 18.17% compared to12.80% for the Russell 2000 Growth Index and 15.53%

------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.
------------------------------------------------------------------------------
                                               Small Company Growth Portfolio
                                     87

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)

for the Russell 2000 Index. For the period from inception on November 1, 1989 through December 31, 2000, the average annual total return for the Class A shares was 17.14% compared to 9.70% for the Russell 2000 Growth Index and 11.70% for the Russell 2000 Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 21.67% compared to 7.13% for the Russell 2000 Growth Index and 10.27% for the Russell 2000 Index.

Similar to the last two years, our relative outperformance was driven by stock selection. In fact, over 100% of our positive results relative to the Index were due to strong stock picking. This number exceeded 100% as a result of our negative attribution from sector allocation. On average for 2000, most of the Portfolio sector allocations were within 5% of the benchmark weights. There were two notable exceptions, both of which detracted from performance. First, the portfolio was overweight in the consumer discretionary sector by roughly 10% for the year. While these companies tended to underperform the benchmark and undermined our relative performance, our stock picking was strong in the category such that the consumer discretionary category was actually added relative value for the year. Second, the Portfolio was underweight in healthcare by approximately 10% for the year, which hurt our results. However, the extent of this negative allocation decision was again mitigated to a large degree by strong stock selection within the healthcare group.

Our investment process continues to be driven by bottom up, fundamental research. We tend to favor companies with exceptional earnings and cash flow growth potential, strong leadership positions within their industry, high levels of profitability and top notch management teams. In addition, we emphasize companies with scalable business models, high incremental profitability as well as high quality earnings relative to cash flow.

Our largest position at year-end, Corporate Executive Board (CEB), is indicative of our investment approach. The company is the leading provider of best practices research to Fortune 500 companies. Their business model is unique in the consulting business. CEB offers 15 distinct research programs on an annual subscription basis to its clients. The company boasts extremely high renewal rates for its products (80+%), as well as pricing power of over 5% annually due to lack of competition. In addition, CEB's business model is extremely scalable, as each incremental subscription sale has minimal associated variable costs and, hence, represents free cash flow. We believe the company can continue to achieve over 30% revenue and even higher free cash flow growth, as well as rising profitability over the next several years due to its dominance in the fast growing niche of the consulting business.

SBA Communications continues to be another of our favorite names. The company is a leader in the fast growing communication tower industry. Over the past two years, the Portfolio has invested significantly in tower companies due to the strong revenue and cash flow growth generation and high barriers to entry associated with this business. Towers are unique assets because zoning restrictions make them difficult to build. With wireless communications exploding, national telecom companies like AT&T and Sprint are looking to increase the quality of service for their customers by "co-locating" or installing additional antennas on existing tower sites. Because tower space is a rare commodity, SBA is able to negotiate favorable long-term contracts that include 5% annual price escalators with wireless service providers for use of their tower space. Specifically, we favor SBA due to its industry leading revenue and cash flow growth rates (30%+) on both existing and new build towers.

During the fourth quarter of 2000, we also increased our position in Radio One. Radio One owns a unique platform of radio stations throughout the United States, which target African American listeners. Given that this demographic has a faster population and income growth rate than the general populace, and has been historically underpenetrated by large advertisers, we anticipate Radio One's revenue growth to exceed the general radio industry going forward. Generally, we view radio station ownership as a good business with high barriers to entry due to government regulation and steady historical revenue growth characteristics. In addition, we favor the high incremental profitability and cash flow associated with radio station revenue growth-almost every incremental dollar of sales represents free cash flow as there are virtually no costs with charging higher prices for radio inventory or "air time". We prefer Radio One due to its specific focus on one of the most attractive growth segments of the radio market.

Looking forward, we continue to see opportunities for capital appreciation in small to mid-sized companies. With the Fed recently lowering interest rates by 50 basis points and with more potential rate cuts ahead, we are cautiously optimistic on the economic outlook and ability for small cap companies to grow their businesses and maintain access to capital markets.

Alexander L. Umansky
PORTFOLIO MANAGER

Dennis P. Lynch
PORTFOLIO MANAGER

January 2001
-------------------------------------------------------------------------------
Small Company Growth Portfolio
                                     88

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
-------------------------------------------------------------------------------

                                                                           VALUE
SHARES                                                                     (000)
----------------------------------------------------------------------------------
COMMON STOCKS (94.1%)
AUTO & TRANSPORTATION (2.2%)
TRANSPORTATION MISCELLANEOUS (2.2%)
     125,900  C.H. Robinson Worldwide, Inc. ...................          $3,958
                                                                       ----------
CONSUMER DISCRETIONARY (26.5%)
ADVERTISING AGENCIES (1.0%)
   (a)70,462  R.H. Donnelly Corp. .............................           1,713
                                                                       ----------
CABLE TELEVISION SERVICES (0.1%)
   (a)29,700  Liberty Livewire Corp. ..........................             228
                                                                       ----------
CASINOS & GAMBLING (0.9%)
  (a)102,650  Station Casinos, Inc. ...........................           1,533
                                                                       ----------
COMMUNICATIONS & MEDIA (0.2%)
  (a)104,300  Radio Unica Corp. ...............................             391
                                                                       ----------
EDUCATION SERVICES (2.3%)
   (a)14,200  Apollo Group,  Inc., Class A ....................             698
   (a)47,100  Career Education Corp. ..........................           1,843
   (a)44,000  DeVry, Inc. .....................................           1,661
                                                                       ----------
                                                                          4,202
                                                                       ----------
HOTEL/MOTEL (1.0%)
      14,200  Four Seasons Hotels, Inc. .......................             904
   (a)42,200  Orient-Express Hotels Ltd. ......................             910
                                                                       ----------
                                                                          1,814
                                                                       ----------
HOUSEHOLD FURNISHINGS (1.9%)
  (a)160,900  Furniture Brands International,Inc. .............           3,389
                                                                       ----------
LEISURE TIME (1.7%)
   (a)89,500  American Classic Voyages Co. ....................           1,253
   (a)65,400  Championship Auto Racing Teams,Inc. .............           1,374
   (a)24,100  Ducati Motor Holdings, Inc. .....................             426
                                                                       ----------
                                                                          3,053
                                                                       ----------
PUBLISHING: NEWSPAPERS (0.2%)
       9,300  Pulitzer, Inc. ..................................             436
                                                                       ----------
RADIO & TV BROADCASTERS (5.6%)
  (a)156,100  Acme Communications, Inc. .......................           1,424
  (a)118,700  Liberty Satellite & Technology,Inc. .............             375
   (a)88,300  Pegasus Communications Corp. ....................           2,274
  (a)444,100  Radio One, Inc., Class A ........................           4,885
   (a)20,900  Sirius Satellite Radio, Inc. ....................             626
   (a)11,800  ValueVision International, Inc. .................             149
   (a)25,300  XM Satellite Radio Holdings, Inc. ...............             406
                                                                       ----------
                                                                         10,139
                                                                       ----------
RESTAURANTS (0.7%)
   (a)30,400  P.F. Chang's China Bistro, Inc. .................             956
   (a)14,850  Sonic Corp. .....................................             346
                                                                       ----------
                                                                          1,302
                                                                       ----------
RETAIL (5.8%)
      46,100  Abercrombie & Fitch Co., Class A ................             922
     (a)30,300  BJ's Wholesale Club, Inc. .......................         1,163
     (a)60,300  Chico's FAS, Inc. ...............................         1,259
     (a)32,200  Christopher & Banks Corp. .......................           908
     (a)56,800  Coach, Inc. .....................................         1,633
        30,000  Dollar Tree Stores, Inc. ........................           735
     (a)68,100  J. Jill Group, Inc. (The) .......................         1,056
     (a)85,000  PurchasePro.com, Inc. ...........................         1,487
    (a)103,000  Tuesday Morning Corp. ...........................           547
     (a)66,000  Tweeter Home Entertainment Group,Inc. ...........           804
                                                                       ---------
                                                                         10,514
                                                                       ---------
  SERVICES: COMMERCIAL (5.1%)
     (a)18,900  Diamond Technology Partners, Inc. ...............           576
         3,300  DiamondCluster International, Inc.
                 Class A ........................................           101
     (a)72,000  Latitude Communications .........................           279
    (a)205,200  The Corporate Executive Board Co. ...............         8,160
                                                                       ---------
                                                                          9,116
                                                                       ---------
  TOTAL CONSUMER DISCRETIONARY ..................................        47,830
                                                                       ---------
FINANCIAL SERVICES (6.3%)
  INSURANCE: MULTI-LINE (1.9%)
        94,900  Reinsurance Group of America, Inc.
                (Non-Voting) ....................................         3,369
                                                                       ---------
 INVESTMENT MANAGEMENT COMPANIES (0.3%)
        31,000  Allied Capital Corp. II .........................           647
                                                                       ---------
  REAL ESTATE INVESTMENT TRUSTS (REIT) (4.1%)
        53,500  Amli Residential Properties Trust REIT ..........         1,321
        53,900  Arden Realty, Inc. REIT .........................         1,354
        51,300  Federal Realty Investment Trust REIT ............           975
    (a)132,600  Pinnacle Holdings, Inc. .........................         1,202
        42,322  PS Business Parks, Inc. REIT ....................         1,176
        56,600  Public Storage, Inc. REIT .......................         1,376
                                                                       ---------
                                                                          7,404
                                                                       ---------
TOTAL FINANCIAL SERVICES ........................................        11,420
                                                                       ---------
HEALTH CARE (18.4%)
  BIOTECHNOLOGY RESEARCH & PRODUCTION (3.3%)
     (a)25,900  Ciphergen Biosystems, Inc. ......................           343
     (a)30,400  Corixa Corp. ....................................           847
     (a)42,200  Exelixis, Inc. ..................................           617
     (a)73,800  Genaissance Pharmaceuticals .....................         1,329
       111,200  Harvard Bioscience, Inc. ........................         1,098
     (a)19,600  Invitrogen Corp. ................................         1,693
                                                                       ---------
                                                                          5,927
                                                                       ---------
  DRUGS & PHARMACEUTICALS (2.2%)
     (a)77,700  Array Biopharma, Inc. ...........................           694
     (a)62,700  Pain Therapeutics, Inc. .........................           933
     (a)57,600  Priority Healthcare Corp. .......................         2,351
                                                                       ---------
                                                                          3,978
                                                                       ---------
  HEALTH CARE FACILITIES (3.7%)
     (a)91,600  Community Health Systems, Inc. ..................         3,206
    (a)103,500  Triad Hospitals, Inc. ...........................         3,370
                                                                       ---------
                                                                          6,576
                                                                       ---------
  HEALTH CARE SERVICES (1.5%)
     (a)53,600  Accredo Health, Inc. ............................         2,690
                                                                       ---------
  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (3.7%)
     (a)50,000  Aradigm Corp. ...................................           731
     (a)86,800  Biosource International, Inc. ...................         1,329
     (a)52,700  Bruker Daltonics, Inc. ..........................         1,242
        55,500  Cooper Cos., Inc. ...............................         2,213
     (a)30,700  Techne Corp. ....................................         1,107
                                                                       ---------
                                                                          6,622
                                                                       ---------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                Small Company Growth Portfolio
                                     89

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                          VALUE
SHARES                                                                    (000)
---------------------------------------------------------------------------------
HEALTH CARE  (CONT.)
MEDICAL SERVICES (0.5%)
        28,850  Specialty Laboratories ..........................          $956
                                                                       ---------
MISCELLANEOUS HEALTH CARE (3.5%)
    (a)118,700  Allos Therapeutics ..............................           957
     (a)20,800  CV Therapeutics, Inc. ...........................         1,472
     (a)62,900  Ista Pharmaceuticals, Inc. ......................           708
     (a)38,900  NPS Pharmaceuticals, Inc. .......................         1,867
     (a)47,300  Tularik, Inc. ...................................         1,392
                                                                       ---------
                                                                          6,396
                                                                       ---------
TOTAL HEALTH CARE ...............................................        33,145
                                                                       ---------
ENERGY (3.6%)
ENERGY MISCELLANEOUS (1.8%)
        28,100  Forest Oil Corp. ................................         1,036
        29,000  Pennaco Energy, Inc. ............................           569
     (a)54,200  Triton Energy Ltd. ..............................         1,626
                                                                       ---------
                                                                          3,231
                                                                       ---------
OIL: CRUDE PRODUCERS (1.8%)
     (a)31,100  Barret Resources Corp. ..........................         1,767
     (a)31,800  Louis Dreyfus Natural Gas Corp. .................         1,457
                                                                       ---------
                                                                          3,224
                                                                       ---------
TOTAL ENERGY.....................................................         6,455
                                                                       ---------
PRODUCER DURABLES (9.5%)
IDENTIFICATION CONTROL & FILTER DEVICES (0.6%)
     (a)26,953  Veeco Instruments, Inc. .........................         1,081
                                                                       ---------
TELECOMMUNICATIONS EQUIPMENT (8.9%)
     (a)41,100  L-3 Communications Corp. ........................         3,165
     (a)18,700  Plantronics, Inc. ...............................           879
    (a)173,000  SBA Communications Corp. ........................         7,104
    (a)366,600  Spectrasite Holdings, Inc. ......................         4,857
                                                                       ---------
                                                                         16,005
                                                                       ---------
TOTAL PRODUCER DURABLES..........................................        17,086
                                                                       ---------
TECHNOLOGY (25.5%)
COMMUNICATIONS TECHNOLOGY (6.6%)
     (a)39,800  Advanced Fibre Communications, Inc. .............           719
     (a)38,900  AudioCodes Ltd. .................................           528
       121,700  CFW Communications Co. ..........................         2,145
     (a)71,454  CoreComm Ltd. ...................................           354
     (a)84,400  Ditech Communications Corp. .....................         1,356
    (a)160,600  Efficient Networks, Inc. ........................         2,288
      (a)6,900  Exfo Electro Optical Engineering,Inc. ...........           180
    (a)128,100  Harmonic Lightwaves, Inc. .......................           728
     (a)32,100  Optical Communication Products,Inc. .............           361
        66,900  Proxim, Inc. ....................................         2,877
         5,400  SpeechWorks International, Inc. .................           265
                                                                       ---------
                                                                         11,801
                                                                       ---------
COMPUTER SERVICES SOFTWARE & SYSTEMS (8.1%)
     (a)14,800  Cacheflow, Inc. .................................           253
     (a)65,400  Digitalthink, Inc. ..............................         1,116
     (a)13,900  Documentum, Inc. ................................           691
     (a)39,400  Forrester Research, Inc. ........................         1,972
     (a)97,600  Informatica Corp. ...............................         3,861
        16,100  Informax, Inc. ..................................           167
   (a)38,600  Micromuse, Inc. ...................................         2,330
   (a)89,000  Netratings, Inc. ..................................         1,307
   (a)15,100  Packeteer, Inc. ...................................           187
   (a)33,400  Resonate, Inc. ....................................           317
   (a)47,600  SkillSoft Corp. ...................................           892
   (a)34,200  StorageNetworks, Inc. .............................           849
      25,300  Stratos Lightwave, Inc. ...........................           432
      36,200  Vitria Technology, Inc. ...........................           281
                                                                       ---------
                                                                         14,655
                                                                       ---------
COMPUTER TECHNOLOGY (0.7%)
     (a)24,150  Netegrity, Inc. .................................         1,313
                                                                       ---------
ELECTRONICS (1.8%)
     (a)22,300  Conductus, Inc. .................................           117
     (a)52,100  Datum, Inc. .....................................         1,153
     (a)66,600  DDI Corp. /CA ...................................         1,815
     (a)16,000  Satcon Technology Corp. .........................           158
                                                                       ---------
                                                                          3,243
                                                                       ---------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (7.9%)
     (a)51,900  ASM International N.V. ..........................           483
      (a)8,100  ASM International N.V. ..........................            76
     (a)14,800  Bookham Technology plc ..........................           194
     (a)45,200  Cirrus Logic, Inc. ..............................           848
     (a)14,500  HI/FN, Inc. .....................................           399
     (a)31,300  Lattice Semiconductor Corp. .....................           575
     (a)66,000  Micrel, Inc. ....................................         2,223
     (a)10,500  Orbotech Ltd. ...................................           392
     (a)74,400  Powerwave Technologies, Inc. ....................         4,352
    (a)120,850  TranSwitch Corp. ................................         4,728
                                                                       ---------
                                                                         14,270
                                                                       ---------
ELECTRONICS: TECHNOLOGY (0.4%)
     (a)16,900  C-Mac Industries, Inc. ..........................           750
                                                                       ---------
TOTAL TECHNOLOGY.................................................        46,032
                                                                       ---------
UTILITIES (2.1%)
UTILITIES: ELECTRICAL (0.3%)
        25,300  Avista Corp. ....................................           519
                                                                       ---------
UTILITIES: GAS DISTRIBUTORS (0.6%)
        30,800  Western Gas Resources, Inc. .....................         1,037
                                                                       ---------
UTILITIES: TELECOMMUNICATIONS (1.2%)
        50,600  Conestoga Enterprises, Inc. .....................           873
     (a)41,700  CTC Communications Group, Inc. ..................           193
    (a)181,400  FLAG Telecom Holdings Ltd. ......................         1,134
     (a)42,200  NET2000 Communications, Inc. ....................            72
                                                                       ---------
                                                                          2,272
                                                                       ---------
TOTAL UTILITIES ...............................................           3,828
                                                                       ---------
TOTAL COMMON STOCKS (Cost $185,195) ...........................         169,754
                                                                       ---------
PREFERRED STOCKS (0.6%)
TECHNOLOGY (0.6%)
COMMUNICATIONS TECHNOLOGY (0.6%)
        (a)(d)210,500  Warp 10 Technologies, Inc. (Cost $784)..           1,052
                                                                       ---------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Small Company Growth Portfolio
                                     90

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)
------------------------------------------------------------------------------

NO. OF                                                                  VALUE
WARRANTS                                                                (000)
-------------------------------------------------------------------------------
WARRANTS (0.0%)
 COMPUTER SERVICES SOFTWARE & SYSTEMS (0.0%)
  (a)(d)16,275  Zi Corp (Cost $--) ................................    $     --
                                                                       ---------

    FACE
   AMOUNT
    (000)
   ------
SHORT-TERM INVESTMENTS (6.5%)
 REPURCHASE AGREEMENT (6.5%)
$(f)11,708     Chase Securities, Inc., 5.60%, dated 12/29/00,
                        due 1/02/01 (Cost $11,708) .................     11,708
                                                                       ---------
TOTAL INVESTMENTS (101.2%) (Cost $197,687) .........................   $182,514
                                                                       ---------
OTHER ASSETS (1.5%)
Cash ........................................        $31
Receivable for Portfolio Shares Sold ........      1,489
Receivable for Investments Sold .............      1,222
Dividends Receivable ........................         60
Interest Receivable .........................          5
Other .......................................         11                  2,818
                                                 --------
LIABILITIES (-2.7%)
Payable for Investments Purchased ...........     (4,237)
Investment Advisory Fees Payable ............       (489)
Distribution Fees Payable ...................        (57)
Administrative Fees Payable .................        (25)
Custodian Fees Payable ......................        (12)
Directors' Fees and Expenses Payable ........         (9)
Other Liabilities ...........................        (67)                (4,896)
                                                 --------              ---------
NET ASSETS (100%) .......................................              $180,436
                                                                       =========

                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital ........................................               $200,012
Accumulated Net Investment Loss ........................                     (8)
Distributions In Excess of Net Realized Gain............                 (4,395)
Unrealized Depreciation on Investments and
   Foreign Currency Translations........................                (15,173)
                                                                        --------
NET ASSETS .............................................               $180,436
                                                                       =========
CLASS A:
-------
NET ASSETS .............................................               $ 89,367
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 8,134,480 outstanding $0.001
 par value shares (authorized
 500,000,000 shares)....................................               $  10.99
                                                                       ========
CLASS B:
--------
NET ASSETS .............................................               $ 91,069
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
Applicable to 8,530,814 outstanding $0.001
par value shares (authorized
500,000,000 shares).....................................               $  10.68
                                                                       ========

------------------------------------------------------------------------------
(a)  -- Non-income producing security
(d)  -- Security valued at fair value See Note A-1 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
REIT -- Real Estate Investment Trust


   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                Small Company Growth Portfolio
                                     91

[GRAPHIC] Morgan Stanley Dean Witter
          Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
-------------------------------------------------------------------------------
[CHART]

Other                           (1.7%)
Micro Computer Mfg              (1.2%)
Information Processing          (1.6%)
Medical Technology              (1.9%)
Data Storage & Processing       (3.4%)
Other Technology                (6.4%)
Semiconductor Mfg               (9.9%)
Biotechnology                  (10.6%)
Electronic Equipment           (11.4%)
Software Products              (20.7%)
Data Communications            (31.2%)

COMPARISON OF THE CHANGE IN VALUE OF A $250,000** INVESTMENT
------------------------------------------------------------
                                                     [GRAPH]

            Technology    Technology                 NASDAQ
            Portfolio-    Portfolio-    S&P 500     Composite
             Class A        Class B     Index(1)     Index(1)
            ----------    ----------   ----------   ---------
1996        $  250,000    $ 50,000     $250,000     $250,000
1997        ----------    --------     --------     --------
1998        ----------    --------     --------     --------
1999        ----------    --------     --------     --------
2000        $1,139,984    $225,952     $513,394     $517,295

 * Commenced operations on September 16, 1996
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The S&P 500 Index value at December 31, 2000 assumes a minimum investment of $250,000; if a minimum initial investment of $50,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2000 would be $59,145.

PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE INDEX AND THE S&P 500 INDEX(1)
-------------------------------------------------------------------------------

                                          TOTAL RETURNS(2)
                                         -------------------
                                                   AVERAGE
                                                   ANNUAL
                                           ONE      SINCE
                                           YEAR   INCEPTION
                                         -------- ----------
PORTFOLIO-- CLASS A ...................   -22.67%   42.42%
PORTFOLIO-- CLASS B ...................   -22.86    42.13
NASDAQ COMPOSITE INDEX ................   -39.29    18.47
S&P 500 INDEX .........................    -9.12    18.29

(1.) The Nasdaq Composite Index is a market capitalization-weighted index comprised of all common stocks listed on Nasdaq Stock Market. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.

(2.) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies expected to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% of its assets in securities of foreign issuers.

For the year ended December 31, 2000, the Portfolio had a total return of -22.67% for the Class A shares and -22.86% for the Class B shares compared to -39.29% for the Nasdaq Composite Index and -9.12% for the S&P 500 Index. For the period from inception on September 16, 1996 through December 31, 2000, the Portfolio had an average annual total return of 42.42% for the Class A shares and 42.13% for the Class B shares compared to 18.47% for the Nasdaq Composite Index 18.29% for the S&P 500 Index.

We have a comprehensive set of stock selection criteria. We tend to favor companies with exceptional earnings and cash flow growth potential, strong leadership positions within their industry, high levels of profitability and top notch management teams. In addition, we emphasize companies with scalable business models, high incremental profitability and high quality earnings relative to cash flow.

During 2000, we continued to focus our investments primarily in infrastructure companies that enable the proliferation of broadband connectivity, as well as wireless and internet communications. We tend to prefer such infrastructure suppliers (or "arms dealers") over their service provider customers because we expect them to benefit as long as wireless and wireline communication demands continue to grow. Because of market volatility this past year, access to capital became an issue for emerging telecommunication service providers. While the collateral impact on the infrastructure companies has been to limit

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.
-------------------------------------------------------------------------------
Technology Portfolio
                                      92

[GRAPHIC] Morgan Stanley Dean Witter
          Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)

visibility on near-term product demand, we view telecommunications as an area of relatively strong growth within technology over the next three to five years and infrastructure companies as the best positioned beneficiaries. At year-end, many of our top ten holdings- Cisco Systems, American Tower, Powerwave Technologies, and Alcatel- stand to benefit from future growth of wireless and internet communications.

Over the past year, we also continued to be significantly underweight companies that operate in the personal computer (PC) industry. Due to high worldwide penetration gains over the past decade and fierce competition among PC makers, unit and sales growth continue to decline as the personal computer becomes more of a commodity. As slowing growth and profitability has infected the entire PC industry, we have focused our efforts and investments elsewhere. High profile earnings disappointments by former market darlings (Intel, Microsoft, and Dell among others) in 2000 supported our strategy to de-emphasize the PC sector.

Starting with rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining euro and heightened tensions in the Middle East. There were early warnings around earnings disappointments from companies such as Lucentand Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the U.S. Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

Stock selection was ahead of the Index for the year. Companies such as Saga Systems, Efficient Networks and Harmonic Lightwaves were among the biggest detractors to relative performance in 2000. The semiconductor sector was the best performer relative to the Index. An overweight position coupled with good stock selection in companies suchas Transwitch added to relative performance. A slight overweight in biotechnology also helped relative performance given it was one of the only sectors in 2000 with positive returns. We continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, we want the portfolio to be positioned to participate in that growth.

Despite a difficult 2000, we continue to see opportunities for capital appreciation in technology and technology- related companies. With the Fed recently lowering interest rates by 50 basis points and with more potential rate cuts ahead, we are cautiously optimistic on the economic outlook and ability for technology companies to grow their businesses and maintain access to capital markets.

Alexander L. Umansky
PORTFOLIO MANAGER

Dennis P. Lynch
PORTFOLIO MANAGER

January 2001

-------------------------------------------------------------------------------
                                                           Technology Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
          Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------

                                                                          VALUE
SHARES                                                                    (000)
-------------------------------------------------------------------------------
COMMON STOCK (99.5%)
TECHNOLOGY (99.0%)
        BIOTECHNOLOGY (10.6%)
     (a)15,400  Amgen, Inc. .....................................      $    985
     (a)12,400  CuraGen Corp. ...................................           339
      (a)7,900  CV Therapeutics, Inc. ...........................           559
     (a)13,300  Diversa Corp. ...................................           238
     (a)51,750  Exelixis, Inc. ..................................           757
     (a)47,700  Genaissance Pharmaceuticals, Inc. ...............           858
     (a)17,300  Genentech, Inc. .................................         1,410
     (a)10,500  Gilead Sciences, Inc. ...........................           871
     (a)38,500  Harvard Bioscience, Inc. ........................           380
      (a)9,500  Human Genome Sciences, Inc. .....................           658
      (a)2,900  Idec Pharmaceuticals Corp. ......................           550
        12,800  Immunex Corp. ...................................           520
     (a)15,200  Invitrogen Corp. ................................         1,313
     (a)10,300  MedImmune, Inc. .................................           491
     (a)19,850  NPS Pharmaceuticals, Inc. .......................           953
     (a)17,800  Tularik, Inc. ...................................           524
                                                                    ------------
                                                                         11,406
                                                                    ------------
        DATA COMMUNICATIONS (31.2%)
     (a)42,600  Advanced Fibre Communications, Inc. .............           770
        35,400  Alcatel Alsthom ADR .............................         1,980
     (a)59,450  American Tower Corp., Class A ...................         2,252
     (a)48,100  AT&T Wireless Group .............................           833
     (a)15,200  CIENA Corp. .....................................         1,237
    (a)147,650  Cisco Systems, Inc. .............................         5,648
     (a)13,200  Corvis Corp. ....................................           314
     (a)35,500  Crown Castle International Corp. ................           961
     (a)41,550  Ditech Communications Corp. .....................           667
    (a)105,200  Efficient Networks, Inc. ........................         1,499
      (a)5,500  Exfo Electro-Optical Engineering, Inc. ..........           144
     (a)26,600  Finisar Corp. ...................................           771
     (a)70,300  FLAG Telecom Holdings Ltd. ......................           439
     (a)25,400  General Motors Corp., Class H ...................           584
        45,700  Nokia Corp. .....................................         1,988
     (a)21,050  Pegasus Communications Corp. ....................           542
      (a)6,200  Phone.com, Inc. .................................           297
     (a)33,300  Powerwave Technologies, Inc. ....................         1,948
     (a)25,800  Proxim, Inc. ....................................         1,109
     (a)17,800  QUALCOMM, Inc. ..................................         1,463
     (a)16,700  Qwest Communications International, Inc. ........           685
     (a)38,100  RF Micro Devices, Inc. ..........................         1,045
     (a)37,400  SBA Communications Corp. ........................         1,536
        24,200  Scientific-Atlanta, Inc. ........................           788
     (a)97,200  Spectrasite Holdings, Inc. ......................         1,288
        51,400  Telefonaktiebolaget LM Ericsson ADR .............           575
     (a)11,300  Time Warner Telecom, Inc. .......................           717
     (a)32,000  Transwitch Corp. ................................         1,252
     (a)16,400  Tycom Ltd. ......................................           367
                                                                        --------
                                                                         33,699
                                                                        --------
        DATA STORAGE & PROCESSING (3.4%)
     (a)15,600  EMC Corp. .......................................         1,037
     (a)40,650  StorageNetworks, Inc. ...........................         1,009
     (a)18,750  VERITAS Software Corp. ..........................         1,641
                                                                       ---------
                                                                          3,687
                                                                       ---------
        ELECTRONIC EQUIPMENT (11.4%)
     (a)14,900  Applera Corp-Applied Biosystems Group ...........         1,402
        10,000  Celestica, Inc. .................................           543
     (a)22,100  DDI Corp. .......................................           602
     (a)20,400  Emulex Corp. ....................................         1,631
     (a)35,700  Exodus Communications, Inc. .....................           714
     (a)16,800  Foundry Networks, Inc. ..........................           252
     (a)31,100  Jabil Circuit, Inc. .............................           789
     (a)11,500  Juniper Networks, Inc. ..........................         1,450
     (a)29,450  Micrel, Inc. ....................................           992
     (a)13,500  Network Appliance, Inc. .........................           867
         3,000  Newport Corp. ...................................           236
     (a)16,500  ONI Systems Corp. ...............................           653
     (a)22,400  Optical Communication Products, Inc. ............           252
         5,500  PerkinElmer, Inc. ...............................           577
      (a)9,100  Quest Software, Inc. ............................           255
     (a)14,400  Sanmina Corp. ...................................         1,103
                                                                        ---------
                                                                         12,318
                                                                        ---------
        INFORMATION PROCESSING (1.6%)
      (a)6,000  Check Point Software Technologies Ltd. ..........           802
     (a)10,600  Nuance Communications, Inc. .....................           457
     (a)11,700  The Corporate Executive Board Co. ...............           465
                                                                        ---------
                                                                          1,724
                                                                        ---------
        MEDICAL TECHNOLOGY (1.9%)
     (a)25,600  Bruker Daltonics, Inc. ..........................           603
        12,100  Medtronic, Inc. .................................           730
     (a)19,850  Specialty Laboratories, Inc. ....................           658
                                                                        ---------
                                                                          1,991
                                                                        ---------
        MICRO COMPUTER MFG (1.2%)
        62,000  Compaq Computer Corp............................            933
     (a)12,500  Sun Microsystems, Inc...........................            349
                                                                        ---------
                                                                          1,282
                                                                        ---------
        MINI & MAINFRAME COMPUTER MFG (0.2%)
      (a)8,000  Palm, Inc........................................           226
                                                                        ---------
        OTHER (6.4%)
     (a)20,300  Apollo Group,  Inc.,  Class A ...................           998
      (a)7,000  Brocade Communications Systems, Inc. ............           643
        18,100  Comcast Corp., Class A ..........................           756
     (a)16,100  Extreme Networks, Inc. ..........................           630
     (a)14,300  Hispanic Broadcasting Corp. .....................           365
      (a)7,900  McData Corp. ....................................           432
      (a)8,075  Netegrity, Inc. .................................           439
     (a)13,800  Redback Networks, Inc. ..........................           566
        24,450  Tyco International Ltd. .........................         1,357
      (a)9,242  VeriSign, Inc. ..................................           685
                                                                        --------
                                                                          6,871
                                                                        --------
        SEMICONDUCTOR MFG (9.9%)
     (a)21,100  Altera Corp. ....................................           555
     (a)11,200  Analog Devices, Inc. ............................           573
     (a)11,900  Applied Micro Circuits Corp. ....................           893
      (a)9,850  Bookham Technology plc ..........................           129

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Technology Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
          Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                         VALUE
SHARES                                                                   (000)
-------------------------------------------------------------------------------
TECHNOLOGY  (CONT.)
        SEMICONDUCTOR MFG  (CONT.)
     (a)15,400  Broadcom Corp., Class A .........................      $  1,302
     (a)41,300  Conexant Systems, Inc. ..........................           635
     (a)11,100  hi/fn, Inc. .....................................           305
     (a)29,400  Kopin Corp. .....................................           325
     (a)12,750  Maxim Integrated Products, Inc. .................           610
     (a)23,800  Micron Technology, Inc. .........................           845
      (a)8,600  PMC-Sierra, Inc. ................................           676
     (a)28,200  QLogic Corp. ....................................         2,172
        14,400  Texas Instruments, Inc. .........................           682
     (a)23,000  Triquint Semiconductor, Inc. ....................         1,005
                                                                       ---------
                                                                         10,707
                                                                       ---------
        SOFTWARE PRODUCTS (20.7%)
         7,600  Adobe Systems, Inc. .............................           442
     (a)11,200  Ariba, Inc. .....................................           602
     (a)25,500  Art Technology Group, Inc. ......................           779
     (a)28,400  BEA Systems, Inc. ...............................         1,912
    (a)268,000  BrandEra.com, Inc. ..............................         1,340
      (a)9,350  Cacheflow, Inc. .................................           160
     (a)27,900  Documentum, Inc. ................................         1,386
      (a)4,900  E.piphany, Inc. .................................           264
     (a)21,762  Gemstar-TV Guide International, Inc. ............         1,009
     (a)31,400  I2 Technologies, Inc. ...........................         1,707
     (a)30,400  Intuit, Inc. ....................................         1,199
     (a)18,350  Mercury Interactive Corp. .......................         1,656
     (a)21,200  Micromuse, Inc. .................................         1,280
     (a)37,000  Microsoft Corp. .................................         1,610
     (a)31,600  Oracle Corp. ....................................           918
     (a)24,550  Peoplesoft, Inc. ................................           913
     (a)51,300  Portal Software, Inc. ...........................           402
     (a)52,500  PurchasePro.com, Inc. ...........................           919
     (a)25,100  Rational Software Corp. .........................           977
      (a)6,500  Research In Motion Ltd. .........................           520
     (a)25,100  Resonate, Inc. ..................................           239
         8,100  Siebel Systems, Inc. ............................           549
      (a)5,500  SpeechWorks International, Inc. .................           270
      (a)8,100  TIBCO Software, Inc. ............................           388
     (a)29,850  Vignette Corp. ..................................           537
     (a)37,000  Vitria Technology, Inc. .........................           287
                                                                         -------
                                                                         22,265
                                                                         -------
    TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (0.5%)
 (a)12,583  Veeco Instruments, Inc. .............................           505
                                                                        --------
  TOTAL TECHNOLOGY ..............................................       106,681
                                                                        --------
  HEALTH CARE (0.5%)
    Biotechnology Research & Production (0.5%)
 (a)20,500  Corixa Corp. ........................................           571
                                                                        --------
  TOTAL COMMON STOCKS (Cost $128,411) ...........................       107,252
                                                                        --------
WARRANTS (0.0%)
    SOFTWARE PRODUCTS (0.0%)
 (a)(d)29,950  Zi Corp (Cost $--) ...............................            --
                                                                        --------
FACE
AMOUNT
(000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.6%)
  REPURCHASE AGREEMENT (1.6%)
$(f)1,727    Chase Securities, Inc., 5.60%, dated
                12/29/00, due 1/02/01(Cost $1,727) .............     $  1,727
                                                                     ---------
TOTAL INVESTMENTS (101.1%) (Cost $130,138)                            108,979
                                                                     ---------
OTHER ASSETS (4.3%)
 Cash ....................................    $    25
 Receivable for Investments Sold .........      3,296
 Receivable for Portfolio Shares Sold ....      1,277
 Dividends Receivable ....................          3
 Interest Receivable .....................          1
 Other ...................................         12                   4,614
                                                -------
LIABILITIES (-5.4%)
 Payable for Investments Purchased .......     (5,323)
 Investment Advisory Fees Payable ........       (341)
 Administrative Fees Payable .............        (18)
 Custodian Fees Payable ..................        (10)
 Directors' Fees and Expenses Payable ....         (7)
 Distribution Fees Payable ...............         (5)
 Other Liabilities .......................        (50)                 (5,754)
                                                -------             ----------
NET ASSETS (100%)                                                    $107,839
                                                                    ==========
NET ASSETS CONSIST OF:
Paid in Capital ...............................................      $127,623
Undistributed Net Investment Income ...........................             1
Accumulated Net Realized Gain .................................         1,374
Unrealized Depreciation on Investments and
  Foreign Currency Translations ...............................       (21,159)
                                                                    ----------
NET ASSETS ....................................................      $107,839
                                                                    ==========
CLASS A:
--------
NET ASSETS ....................................................      $101,588
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 3,934,207 outstanding $0.001
  par value shares (authorized 500,000,000 shares) ............      $  25.82
                                                                    ==========
CLASS B:
--------
NET ASSETS ....................................................      $  6,251
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 244,368 outstanding $0.001
  par value shares (authorized 500,000,000 shares) ............      $  25.58
                                                                    ==========

-------------------------------------------------------------------------------

(a)     --Non-income producing security
(d) --Security valued at fair value-- See Note A-1 to financial statements.
(f) --The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                           Technology Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
--------------------------------------------------------------------------------
[CHART]

Information Technology       (21.5%)
Financials                   (16.7%)
Health Care                  (14.9%)
Industrials                  (10.8%)
Consumer Discretionary        (9.9%)
Consumer Staples              (7.9%)
Energy                        (6.7%)
Telecommunications Services   (5.7%)
Utilities                     (3.8%)
Materials                     (2.3%)
Other                        (-0.2%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------
                                          [GRAPH]

                U.S. Equity
              Plus Portfolio-             S&P 500
                  Class A                Index (1)
              ---------------            ---------
1997          $500,000                   $500,000
1998          --------                   --------
1999          --------                   --------
2000          $681,263                   $724,397

 *  Commenced operations on July 31, 1997
**  Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE S&P INDEX(1)
--------------------------------------------------------------------------------

                                           TOTAL RETURNS(2)
                                     --------------------------
                                       ONE      AVERAGE ANNUAL
                                      YEAR      SINCE INCEPTION
                                     -------   ----------------
PORTFOLIO -- CLASS A ............    -10.10%          9.46%
INDEX ...........................     -9.12          11.45

1. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The U.S. Equity Plus Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in the S&P 500 Index (the "Index"). Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks.

For the year ended December 31, 2000, the Portfolio had a total return of -10.10% for the Class A shares compared to -9.12% for the Index. For the period from inception on July 31, 1997 through December 31, 2000, the Portfolio had an average annual total return of 9.46% for the Class A shares compared to 11.45% for the Index.

The Portfolio is sector neutral to the Index, so sector weights had no impact on incremental performance. The performance of a sector in U.S. Equity Plus is completely driven by stock selection (and relative weights) within the sector. Based on stock selection, our best performing sectors were finance, multi-industries and healthcare. Our worst performing sectors were space & defense, beverages & home products and basic industries.

Virtually all of the performance differential between the Portfolio and the Index came from active stock selection. The three largest contributions to our performance relative to the S&P 500 came from the following stocks: 1) Corning - returned over 130% in the first three quarters of 2000 propelled by strong sales and continued earnings surprises. 2) Cigna - turned in a strong performance as it experienced a stronger than expected earnings and sales growth. 3) PPL - almost doubled when the whole energy sector rallied on rising oil prices and expectations of an unusually cold winter in the U.S.

On the other side, the three most negative contributions to our performance relative to the S&P 500 came from the following stocks: 1) Procter & Gamble - declined as it reported several earnings disappointments. 2) Nortel - dropped as its loss widened on acquisition costs and its inability to install all of the equipment it made. 3) Home Depot - returned almost -23% as market participants concentrated on potentially lower than expected sales during the holiday season.

--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)

For most of this year it has been a tale of two markets. The Index has oscillated around the 1435 level and declined in the fourth quarter to end up with a return of only -9.1%. Nasdaq, on the other hand exhibited a tremendous volatility which reached almost 60% in the first half of 2000 on an annualized basis and beat the 44% seen in the second half of 1987. It also declined sharply at the end and lost -39.1% for the year. Finally, it looks like the U.S. economy has slowed down and the Federal Reserve is now intent on stimulating the economy by lowering interest rates.

It remains to be seen whether easing interest rates will be sufficient to provide a "soft landing" for the economy. Clearly, the U.S. stock market has moved away from an environment dominated by sector tilts and price momentum. There has been a significant broadening with value stocks sharply outperforming growth. That signals the return of "relative value" and stock selection as major performance drivers, which should bode well for the Portfolio.

Narayan Ramachandran
PORTFOLIO MANAGER

January 2001

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES                                                                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.2%)
  CONSUMER DISCRETIONARY (9.9%)
    AUTO COMPONENTS (0.2%)
     700  TRW, Inc. .......................................         $        27
     710  Visteon Corp. ...................................                   8
                                                                    ------------
                                                                             35
                                                                    ------------
  AUTOMOBILES (0.6%)
   1,500  Ford Motor Co. ..................................                  35
     700  General Motors Corp. ............................                  36
     900  Harley-Davidson, Inc. ...........................                  36
                                                                    ------------
                                                                            107
                                                                    ------------
  HOTELS, RESTAURANTS & LEISURE (0.7%)
     300  Darden Restaurants, Inc. ........................                   7
  (a)300  Harrah's Entertainment, Inc. ....................                   8
     400  Marriot International, Inc., Class A ............                  17
   1,600  McDonald's Corp. ................................                  54
  (a)600  Tricon Global Restaurants, Inc. .................                  20
     300  Wendy's International, Inc. .....................                   8
                                                                    ------------
                                                                            114
                                                                    ------------
  HOUSEHOLD DURABLES (0.6%)
     600  Centex Corp. ....................................                  23
     900  Fortune Brands, Inc. ............................                  27
     400  Kaufman & Broad Home Corp. ......................                  13
     300  Newell Rubbermaid, Inc. .........................                   7
     700  Pulte Corp. .....................................                  29
     600  Tupperware Corp. ................................                  12
                                                                    ------------
                                                                            111
                                                                    ------------
  LEISURE EQUIPMENT & Products (0.1%)
     700  Brunswick Corp. .................................                  12
     200  Polaroid Corp. ..................................                   1
                                                                    ------------
                                                                             13
                                                                    ------------
  MEDIA (2.3%)
  (a)600  Clear Channel Communications, Inc. ..............                  29
  (a)900  Comcast Corp., Class A ..........................                  38
     200  Interpublic Group of Companies, Inc. ............                   9
     500  Omnicom Group, Inc. .............................                  41
     400  The Walt Disney Co. .............................                  12
   2,300  Time Warner, Inc. ...............................                 120
(a)2,700  Viacom, Inc., Class B ...........................                 126
     160  Vivendi Universal S.A., ADR .....................                  10
                                                                    ------------
                                                                            385
                                                                    ------------
  MULTILINE RETAIL (3.5%)
     900  Dillard's Inc., Class A .........................                  11
  (a)500  Federated Department Stores, Inc. ...............                  18
(a)1,200  Kohl's Corp. ....................................                  73
   3,800  May Department Stores, Co. ......................                 124
   1,500  Sears, Roebuck & Co. ............................                  52
   2,200  Target Corp. ....................................                  71
   4,600  Wal-Mart Stores, Inc. ...........................                 244
                                                                    ------------
                                                                            593
                                                                    ------------
  SPECIALTY RETAIL (1.3%)
(a)1,000  Autozone, Inc. ..................................                  29
  (a)500  Bed,  Bath & Beyond, Inc. .......................                  11
   2,150  Home Depot, Inc. ................................                  98
     200  Lowe's Cos., Inc. ...............................                   9
   1,100  The Limited, Inc. ...............................                  19
   1,300  Tiffany & Co. ...................................                  41
     300  TJX Cos., Inc. ..................................                   8
                                                                    ------------
                                                                             215
                                                                    ------------
  TEXTILES & Apparel (0.6%)
   1,100  Liz Claiborne, Inc. .............................                  46
     400  Nike, Inc., Class B .............................                  22
  (a)500  Reebok International, Ltd. ......................                  14
     200  Russell Corp. ...................................                   3
     600  VF Corp. ........................................                  22
                                                                    ------------
                                                                            107
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY ....................................         1,680
                                                                    ------------
CONSUMER STAPLES (7.9%)
BEVERAGES (3.1%)
   2,900  Anheuser Busch Cos., Inc. .......................                 132
     300  Brown-Forman Corp.,  Class B ....................                  20
   3,400  Coca Cola Co. ...................................                 207
     200  Coors (Adolph), Inc., Class B ...................                  16
   2,800  PepsiCo, Inc. ...................................                 139
                                                                    ------------
                                                                            514
                                                                    ------------
  FOOD & Drug Retailing (1.6%)
     600  CVS Corp. .......................................                  36
  (a)500  Kroger Co. ......................................                  14
  (a)900  Safeway, Inc. ...................................                  56
   3,200  SUPERVALU, Inc. .................................                  44
   3,200  SYSCO Corp. .....................................                  96
     700  Walgreen Co. ....................................                  29
                                                                    ------------
                                                                             275
                                                                    ------------
  FOOD PRODUCTS (0.7%)
   1,300  Archer-Daniels-Midland Co. ......................                  20
     600  ConAgra, Inc. ...................................                  16
     500  General Mills, Inc. .............................                  22
     400  Heinz (H.J.) Co. ................................                  19
     300  Quaker Oats Co. .................................                  29
     700  Ralston-Ralston Purina Group ....................                  18
                                                                    ------------
                                                                             124
                                                                    ------------
  HOUSEHOLD PRODUCTS (1.2%)
     300  Clorox Co. ......................................                  11
     400  Colgate-Palmolive Co. ...........................                  26
     500  Kimberly-Clark Corp. ............................                  35
   1,600  Procter & Gamble Co. ............................                 125
                                                                    ------------
                                                                            197
                                                                    ------------
  PERSONAL PRODUCTS (0.2%)
     900  Gillette Co. ....................................                  33
  TOBACCO (1.1%)
   3,700  Philip Morris Cos., Inc. ........................                 163
   1,000  UST, Inc. .......................................                  28
                                                                    ------------
                                                                            191
                                                                    ------------
TOTAL CONSUMER STAPLES                                                    1,334
                                                                    ------------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES                                                                  (000)
--------------------------------------------------------------------------------
ENERGY (6.7%)
  ENERGY EQUIPMENT & Services (0.3%)
     900  Baker Hughes, Inc. ..............................         $        37
     300  XCEL Energy, Inc. ...............................                   9
                                                                    ------------
                                                                             46
                                                                    ------------
  OIL & GAS (6.4%)
     200  Amerada Hess Corp. ..............................                  15
     600  Anadarko Petroleum Corp. ........................                  43
     600  Apache Corp. ....................................                  42
   1,700  Chevron Corp. ...................................                 143
     100  Coastal Corp. ...................................                   9
     700  Conoco, Inc. ....................................                  20
   5,028  Exxon Mobile Corp. ..............................                 437
     300  Kerr McGee Corp. ................................                  20
   2,300  Occidental Petroleum Corp. ......................                  56
     100  Phillips Petroleum Co. ..........................                   6
   2,800  Royal Dutch Petroleum Co. .......................                 169
   1,300  Sunoco, Inc. ....................................                  44
   1,100  Texaco, Inc. ....................................                  68
     500  Tosco Corp. .....................................                  17
                                                                    ------------
                                                                          1,089
                                                                    ------------
TOTAL ENERGY                                                               1,135
                                                                    ------------
FINANCIALS (16.7%)
  BANKS (5.7%)
   1,400  Bank of New York Co., Inc. ......................                  77
     500  Bank One Corp. ..................................                  18
   2,300  BankAmerica Corp. ...............................                 106
     800  BB & T Corp. ....................................                  30
   1,750  Chase Manhattan Corp. ...........................                  80
   1,400  Comerica, Inc. ..................................                  83
   1,600  First Union Corp. ...............................                  45
   2,700  Fleet Boston Financial Corp. ....................                 101
     800  Golden West Financial Corp. .....................                  54
   2,000  KeyCorp .........................................                  56
     500  Mellon Bank Corp. ...............................                  25
     300  Nothern Trust Corp. .............................                  24
     100  PNC Bank Corp. ..................................                   7
     500  SunTrust Banks, Inc. ............................                  32
     700  U.S. Bancorp ....................................                  20
   1,700  Washington Mutual, Inc. .........................                  90
   1,900  Wells Fargo Co. .................................                 106
                                                                    ------------
                                                                            954
                                                                    ------------
  DIVERSIFIED FINANCIALS (7.6%)
   1,400  American Express Co. ............................                  77
     500  Bear Stearns Cos., Inc. .........................                  25
     100  Capital One Financial Corp. .....................                   7
   1,900  Charles Schwab Corp. ............................                  54
   8,258  Citigroup, Inc. .................................                 422
     100  Countrywide Credit Industries, Inc. .............                   5
   1,400  Federal Home Loan Mortgage Corp. ................                  96
   1,900  Federal National Mortgage Association ...........                 165
     800  Household International, Inc. ...................                  44
     600  Lehman Brothers Holdings, Inc. ..................                  41
   2,100  MBNA Corp. ......................................                  77
   1,000  Merrill Lynch & Co. .............................                  68
     400  Morgan (J.P.) & Co., Inc. .......................                  66
   1,000  Providian Financial Corp. .......................                  57
     200  State Street Corp. ..............................                  25
     500  The CIT Group,  Inc. Class A ....................                  10
     700  USA Education, Inc. .............................                  48
                                                                    ------------
                                                                          1,287
                                                                    ------------
  INSURANCE (3.4%)
     300  AFLAC, Inc. .....................................                  22
     300  Allstate Corp. ..................................                  13
     100  American General Corp. ..........................                   8
   3,250  American International Group, Inc. ..............                 320
     800  Conseco, Inc. ...................................                  11
     700  Jefferson-Pilot Corp. ...........................                  52
     200  Lincoln National Corp. ..........................                  10
     300  Marsh & McLennan Companies, Inc. ................                  35
     100  MBIA, Inc. ......................................                   7
     500  MGIC Investment Corp. ...........................                  34
     200  St. Paul Cos., Inc. .............................                  11
   1,100  Torchmark Corp. .................................                  42
     600  UnumProvident Corp. .............................                  16
                                                                    ------------
                                                                            581
                                                                    ------------
TOTAL FINANCIALS ................................................         2,822
                                                                    ------------
HEALTH CARE (14.9%)
  BIOTECHNOLOGY (0.5%)
(a)1,200  Amgen, Inc. .....................................                  77
  (a)100  Biogen, Inc. ....................................                   6
                                                                    ------------
                                                                             83
                                                                    ------------
  HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
     200  Allergan, Inc. ..................................                  19
  (a)200  Alza Corp., Class A .............................                   9
  (a)200  Applera Corp-Applied Biosystems Group ...........                  19
     100  Baxter International, Inc. ......................                   9
     500  Becton Dickinson & Co. ..........................                  17
  (a)200  Guidant Corp. ...................................                  11
   1,300  Medtronic, Inc. .................................                  78
                                                                    ------------
                                                                            162
                                                                    ------------
  HEALTH CARE PROVIDERS & SERVICES (2.0%)
     300  Aetna, Inc. .....................................                  12
     500  Cardinal Health, Inc. ...........................                  50
     700  CIGNA Corp. .....................................                  93
     800  HCA - The Healthcare Company ....................                  35
(a)1,000  HEALTHSOUTH Corp. ...............................                  16
  (a)600  Manor Care, Inc. ................................                  12
     200  McKesson HBOC, Inc. .............................                   7
   1,300  Tenet Healthcare Corp. ..........................                  58
  (a)600  UnitedHealth Group, Inc. ........................                  37
  (a)200  Wellpoint Health Networks, Inc. .................                  23
                                                                    ------------
                                                                            343
                                                                    ------------
  PHARMACEUTICALS (11.4%)
   3,100  Abbott Laboratories .............................                 150
   1,200  American Home Products Corp. ....................                  76
   3,500  Bristol-Myers Squibb Co. ........................                 259


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                         VALUE
SHARES                                                                   (000)
-------------------------------------------------------------------------------
HEALTH CARE  (CONT.)
     PHARMACEUTICALS  (CONT.)
        1,900  Eli Lilly & Co. .................................        $  177
       (a)200  Forest Laboratories, Inc. .......................            26
        2,200  Johnson & Johnson ...............................           231
       (a)200  King Pharmaceuticals, Inc. ......................            11
        3,500  Merck & Co., Inc. ...............................           328
        9,450  Pfizer, Inc. ....................................           435
        1,552  Pharmacia Corp. .................................            95
        2,400  Schering-Plough Corp. ...........................           136
                                                                        -------
                                                                         1,924
                                                                        -------
TOTAL HEALTH CARE ..............................................         2,512
                                                                        -------
INDUSTRIALS (10.8%)
     AEROSPACE & DEFENSE (1.4%)
        1,500  Boeing Co. ......................................            99
          800  Honeywell International, Inc. ...................            38
          200  Northrop Grumman Corp. ..........................            17
        1,100  United Technologies Corp. .......................            86
                                                                        -------
                                                                           240
                                                                        -------
     AIR FREIGHT & COURIERS (0.1%)
    (a)600  FedEx Corp. ........................................            24
                                                                        -------
     AIRLINES (0.5%)
          900  AMR Corp. .......................................            36
          200  Delta Air Lines, Inc. ...........................            10
          900  Southwest Airlines Co. ..........................            30
                                                                        -------
                                                                            76
                                                                        -------
     COMMERCIAL SERVICES & SUPPLIES (1.2%)
        1,300  Automatic Data Processing, Inc. .................            82
       (a)300  Convergys Corp. .................................            14
        1,300  First Data Corp. ................................            68
          100  IMS Health, Inc. ................................             3
          600  Paychex, Inc. ...................................            29
                                                                        -------
                                                                           196
                                                                        -------
     ELECTRICAL EQUIPMENT (0.8%)
          800  Cooper Industries, Inc. .........................            37
          200  Emerson Electric Co. ............................            16
         (a)1  Energizer Holdings, Inc. ........................            --
        3,100  National Service Industries,  Inc. ..............            79
       (a)100  Power-One, Inc. .................................             4
                                                                        -------
                                                                           136
                                                                        -------
     INDUSTRIAL CONGLOMERATES (5.9%)
       14,300  General Electric Co. ............................           685
        1,600  ITT Industries, Inc. ............................            62
          600  Minnesota Mining & Manufacturing Co. ............            72
        3,200  Tyco International Ltd. .........................           178
                                                                        -------
                                                                           997
                                                                        -------
     MACHINERY (0.8%)
          300  Briggs & Stratton Corp. .........................            13
          700  Danaher Corp. ...................................            48
          100  Illinois Tool Works, Inc. .......................             6
          400  Ingersoll-Rand Co. ..............................            17
       (a)600  Navistar International Corp. ....................            16
          300  Pall Corp. ......................................             6
          600  Parker-Hannifin Corp. ...........................            26
                                                                        -------
                                                                           132
                                                                        -------
     ROAD & RAIL (0.1%)
          200  Ryder System, Inc. ..............................             3
          300  Stilwell Financial, Inc. ........................            12
          200  Union Pacific Corp. .............................            10
                                                                        -------
                                                                            25
                                                                        -------
     TRADING COMPANIES & DISTRIBUTORS (0.0%)
          100  Grainger (W.W.), Inc. ...........................             4
                                                                        -------
TOTAL INDUSTRIALS ..............................................         1,830
                                                                        -------
INFORMATION TECHNOLOGY (21.5%)
   COMMUNICATIONS EQUIPMENT (6.3%)
       (a)700  ADC Telecommunications, Inc. ....................            13
    (a)12,200  Cisco Systems, Inc. .............................           467
          300  Comverse Technology, Inc. .......................            32
        1,500  Corning, Inc. ...................................            79
     (a)1,700  JDS Uniphase Corp. ..............................            71
        2,100  Lucent Technologies, Inc. .......................            28
        3,500  Motorola, Inc. ..................................            71
        4,500  Nortel Networks Corp. ...........................           144
     (a)1,200  Qualcomm, Inc. ..................................            99
          300  Scientific-Atlanta, Inc. ........................            10
       (a)900  Tellabs, Inc. ...................................            51
                                                                        -------
                                                                         1,065
                                                                        -------
     COMPUTERS & PERIPHERALS (4.7%)
        1,500  Compaq Computer Corp. ...........................            23
     (a)2,500  Dell Computer Corp. .............................            44
     (a)3,700  EMC Corp. .......................................           246
       (a)400  Gateway 2000, Inc. ..............................             7
        1,300  Hewlett Packard Co. .............................            41
        2,400  International Business Machines Corp. ...........           204
       (a)300  Lexmark International Group, Inc. ...............            13
       (a)700  Network Appliance, Inc. .........................            45
       (a)941  Palm, Inc. ......................................            27
     (a)5,400  Sun Microsystems, Inc. ..........................           150
                                                                        -------
                                                                           800
                                                                        -------
     ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
       (a)800  Agilent Technologies, Inc. ......................            44
          100  PerkinElmer, Inc. ...............................            10
       (a)400  Sanmina Corp. ...................................            31
       (a)400  Solectron Corp. .................................            13
          200  Tektronix, Inc. .................................             7
                                                                        -------
                                                                           105
                                                                        -------
     INTERNET SOFTWARE & SERVICES (1.0%)
     (a)4,000  America Online, Inc. ............................           139
       (a)900  Yahoo!, Inc. ....................................            27
                                                                        -------
                                                                           166
                                                                        -------
     IT CONSULTING & SERVICES (0.2%)
          500  Electronic Data Systems Corp.....................            29
       (a)100  Sapient Corp. ...................................             1
                                                                        -------
                                                                            30
                                                                        -------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.1%)
       (a)200  Advanced Micro Devices, Inc. ....................             3

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                         VALUE
SHARES                                                                   (000)
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY  (CONT.)
   SEMICONDUCTOR EQUIPMENT & PRODUCTS  (CONT.)
       (a)200  Altera Corp. ....................................            $5
       (a)800  Analog Devices, Inc. ............................            41
     (a)1,100  Applied Materials, Inc. .........................            42
       (a)500  Broadcom Corp., Class A .........................            42
       (a)300  Conexant Systems, Inc. ..........................             5
       10,100  Intel Corp. .....................................           306
       (a)600  KLA Tencor Corp. ................................            20
          800  Linear Technology Corp. .........................            37
       (a)200  LSI Logic Corp. .................................             3
          400  Maxim Integrated Products, Inc. .................            19
       (a)400  Micron Technology, Inc. .........................            14
       (a)200  Novellus Systems Inc. ...........................             7
       (a)200  Teradyne, Inc. ..................................             8
        2,800  Texas Instruments, Inc. .........................           133
       (a)300  Xilinx, Inc. ....................................            14
                                                                        -------
                                                                           699
                                                                        -------
     SOFTWARE (4.6%)
          300  Adobe Systems, Inc. .............................            17
       (a)200  Citrix Systems, Inc. ............................             5
          200  Computer Associates International, Inc. .........             4
       (a)200  Mercury Interactive Corp. .......................            18
     (a)7,800  Microsoft Corp. .................................           339
     (a)8,600  Oracle Corp. ....................................           250
       (a)100  Parametric Technology Corp. .....................             1
       (a)100  Peoplesoft, Inc. ................................             4
       (a)800  Siebel Systems, Inc. ............................            54
       (a)889  VERITAS Software Corp. ..........................            78
                                                                        -------
                                                                           770
                                                                        -------
TOTAL INFORMATION TECHNOLOGY ...................................         3,635
                                                                        -------
MATERIALS (2.3%)
     CHEMICALS (0.6%)
          300  Air Products & Chemicals, Inc. ..................            12
          400  Ashland, Inc. ...................................            14
          500  Dow Chemical Co. ................................            19
          900  E.I. du Pont de Nemours & Co. ...................            44
       (a)200  FMC Corp. .......................................            14
                                                                        -------
                                                                           103
                                                                        -------
     CONSTRUCTION MATERIALS (0.3%)
          900  Vulcan Materials Co. ............................            43
                                                                        -------
     CONTAINERS & PACKAGING (0.0%)
       (a)400  Pactiv Corp. ....................................             5
                                                                        -------
     METALS & MINING (0.9%)
          300  Alcan Aluminum Ltd. .............................            10
        1,100  Alcoa, Inc. .....................................            37
          800  Allegheny Teledyne, Inc. ........................            13
          500  Barrick Gold Corp. ..............................             8
     (a)1,500  Inco Ltd. .......................................            25
        1,000  Nucor Corp. .....................................            40
        1,500  Placer Dome, Inc. ...............................            14
                                                                        -------
                                                                           147
                                                                        -------
     PAPER & FOREST PRODUCTS (0.5%)
       500  Georgia-Pacific Group ..............................            16
          100  Weyerhauser Co. .................................             5
        1,300  Willamette Industries, Inc. .....................            61
                                                                        -------
                                                                            82
                                                                        -------
TOTAL MATERIALS.................................................           380
                                                                        -------
TELECOMMUNICATION SERVICES (5.7%)
     DIVERSIFIED TELECOMMUNICATION SERVICES (5.3%)
        1,100  Alltel Corp. ....................................            69
        1,614  AT&T Corp. ......................................            28
        1,900  Bellsouth Corp. .................................            78
        1,800  CenturyTel, Inc. ................................            64
       (a)700  Global Crossing Ltd. ............................            10
     (a)3,200  Qwest Communications International, Inc. ........           131
        5,726  SBC Communications, Inc. ........................           274
          500  Sprint Corp. ....................................            10
        4,474  Verizon Communications, Inc. ....................           224
       (a)950  Worldcom, Inc. ..................................            13
                                                                        -------
                                                                           901
                                                                        -------
     WIRELESS TELECOMMUNICATION SERVICES (0.4%)
     (a)1,500  Nextel Communications, Inc., Class A ............            37
     (a)1,200  Sprint Corp. (PCS Group) ........................            25
                                                                       -------
                                                                            62
                                                                        -------
TOTAL TELECOMMUNICATION SERVICES................................           963
                                                                        -------
UTILITIES (3.8%)
     ELECTRIC UTILITIES (1.4%)
       (a)100  AES Corp. .......................................             6
          100  Ameren Corp. ....................................             5
          400  Cinergy Corp. ...................................            14
          100  Duke Power Co. ..................................             9
          600  Edison International ............................             9
          200  Exelon Corp. ....................................            14
        1,600  PG&E Corp. ......................................            32
          800  PPL Corp. .......................................            36
        1,800  Public Service Enterprise Group, Inc. ...........            87
          500  Reliant Energy, Inc. ............................            22
          100  TXU Corp.........................................             4
                                                                        -------
                                                                           238
                                                                        -------
     GAS UTILITIES (1.6%)
        1,500  KeySpan Corp.....................................            63
          600  NICOR, Inc.......................................            26
          600  Oneok, Inc.......................................            29
        7,000  Sempra Energy....................................           163
                                                                        -------
                                                                           281
                                                                        -------
     MULTI - UTILITIES (0.8%)
          500  Dynergy, Inc.....................................            28
          900  Enron Corp.......................................            75
          700  Williams Cos., Inc...............................            28
                                                                        -------
                                                                           131
                                                                        -------
TOTAL UTILITIES.................................................           650
                                                                        -------
TOTAL COMMON STOCKS (Cost $16,802)..............................        16,941
                                                                        -------

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                   U.S. Equity Plus Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                        VALUE
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $16,802)...........................   $16,941
                                                                       --------
OTHER ASSETS (0.2%)
   Cash...........................................   $    9
   Dividend Receivable............................       16
   Other..........................................        6                 31
                                                     --------
LIABILITIES (-0.4%)
   Advisory Fees Payable..........................      (18)
   Administration Fees Payable....................       (6)
   Custodian Fees Payable.........................       (5)
   Directors's Fees and Expenses Payable..........       (2)
   Other Liabilities..............................      (29)               (60)
                                                     --------          --------
NET ASSETS (100%)...................................................   $16,912
                                                                       ========
NET ASSETS CONSIST OF:
Paid in Capital.....................................................   $17,119
Accumulated Net Investment Loss.....................................        (1)
Distributions In Excess of Net Realized Gain........................      (345)
Unrealized Appreciation on Investments and Foreign
   Currency Translations............................................       139
                                                                       --------
NET ASSETS..........................................................   $16,912
                                                                       ========
CLASS A:
--------
NET ASSETS..........................................................   $16,912
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE
   Applicable to 1,612,159 outstanding $0.001 par
     value shares (authorized 500,000,000 shares)...................   $ 10.49
                                                                       ========

-------------------------------------------------------------------------------
(a) -- Non-income producing security


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
U.S. Equity Plus Portfolio
                                     102

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
--------------------------------------------------------------------------------
[CHART]

Other                            (3.3%)
Real Strip Centers               (3.0%)
Residential Manufactured Homes   (4.6%)
Diversified                      (4.9%)
Self Storage                     (5.4%)
Mixed                            (5.5%)
Lodging/Resorts                  (6.0%)
Industrial                       (6.5%)
Retail Regional Malls            (7.5%)
Office                          (32.3%)
Residential Apartments          (21.0%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------
                                          [GRAPH]

                  U.S. Real              NAREIT
              Estate Portfolio-          Equity
                   Class A               Index(1)
              -----------------          --------
1995          $  500,000                 $500,000
1996          ----------                 --------
1997          ----------                 --------
1998          ----------                 --------
1999          ----------                 --------
2000          $1,207,902                 $933,659

*  Commenced operations on February 24, 1995
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF
REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
--------------------------------------------------------------------------------

                                    TOTAL RETURNS(2)
                                ---------------------------
                                         AVERAGE   AVERAGE
                                          ANNUAL   ANNUAL
                                 ONE       FIVE     SINCE
                                 YEAR     YEARS   INCEPTION
                                ------  --------- ----------
PORTFOLIO -- CLASS A..........  29.65%    14.81%    16.26%
PORTFOLIO -- CLASS B..........  29.36      N/A      14.35
INDEX -- CLASS A..............  26.36     10.10     11.19
INDEX -- CLASS B..............  26.36      N/A      10.11

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other Portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2000, the Portfolio had a total return of 29.65% for the Class A shares and 29.36% for the Class B share compared to 26.36% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the five-year period ended December 31, 2000, the Portfolio had a total return of 14.81% for the Class A shares compared to 10.10% for the Index. For the period from inception on February 24, 1995 through December 31, 2000, the average annual total return for the Class A shares was 16.26% compared to 11.19% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 14.35% compared to 10.11% for the Index.

REITs finished the year with a continuation of the strong performance that commenced in mid-March and coincided with the decline of technology, media and telecommunications (TMT) stocks, posting an impressive return of 3.7% in the fourth quarter as measured by the Index. For the full calendar year, REITs provided a total return of 26.4%. Perhaps the more dramatic aspect is the level by which REIT returns exceeded the major equity indexes in both the fourth quarter and for the full year. In the fourth quarter, REITs outperformed NASDAQ and the S&P 500 Index, which declined approximately 33% and 8%, respectively. For the full year, REITs had outperformed NASDAQ, which declined 39% and the S&P, which declined 9%, by more than 65% and 35%, respectively.

It is interesting to note that for most of the year REITs demonstrated an inverse correlation to the broader equity markets, and particularly to NASDAQ. Investors appeared to be attracted to the sector's defensive characteristics as a

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.
-------------------------------------------------------------------------------
U.S. Real Estate Portfolio
                                  103

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

separate asset class, particularly as they repositioned their portfolios in response to the year's price declines and increased volatility. In addition, amid a slew of negative earnings announcements from companies in a broad array of sectors, REITs exhibited stable to increasing earnings versus analyst estimates. At certain points in the year, REITs performed in line with certain other value-oriented or defensive sectors of the equity markets, particularly utilities and small cap value stocks. While REITs may share market movements with certain sectors for periods of time, over the long-term, we believe REITs remain a separate asset class and will perform most similarly to private real estate values.

Following a disappointing 1999 (recall that REITs did not participate in that year's strong equity market performance), REITs proceeded to perform poorly from the beginning of the year until mid-March, when NASDAQ began its decline. REITs followed with strong gains in the rest of the year. On many trading days, REITs performed very well in the face of weak and volatile equity markets, as the defensive nature of the sector appeared to attract investors. REITs did retreat several times in the year. First, they fell in August, a month in which the equity markets had their strongest performance of the year, as it appeared that a subset of non-dedicated investors took profits out of the REIT sector and moved funds back to the broader equity markets; and, again in October as a large equity issuance and an earnings disappointment from a prominent REIT slowed the sector. After declining 4.3% in October, the sector regained its defensive posture in the month of November gaining 1.3% and again in December, rallying 7.0% in the face of weak performance for the broader equity markets.

Throughout the fourth quarter, there was increasing evidence that the U.S. economy was slowing. As a result, investors and analysts tested their theories on the consequences to the real estate market of both a slowdown and a more bearish recession scenario. The general consensus with regard to the U.S. real estate market is that it is well positioned for a slowdown in the demand for real estate space. This opinion is based on the modest level of new development, which is equal to pipelines of approximately 1% to 3% of the existing stock of properties, significant reported levels of pre-leasing for these projects, and the current below average vacancy rates in most markets. We will continue to monitor the lease-up progress and the credit quality of tenants for new developments. We have described a real estate soft landing as the scenario that translates to the equilibrium phase for the property markets. This would be a more normalized level for the sector, characterized by flat occupancy levels and rental rate growth more comparable to the rate of inflation. However, the hard landing scenario, in which demand is negligible, would result in vacancy pressure from the non pre-leased portion of the supply pipeline and perhaps retard rental growth as the new developments compete on a price basis to attract tenants.

It is interesting to note that despite visible signs of slowing elsewhere in the economy, there was little evidence of a slowdown in the demand for real estate space in the fourth quarter. In this environment, the demand for real estate can be viewed as a lagging indicator, and as a result, the slowdown being experienced elsewhere has been slow to materialize in real estate. Owners of real estate properties were able to exhibit pricing power in many markets during the quarter; although there was a slowdown in the rate of growth from earlier in the year. The combination of good demand for space and a slowdown in new supply continued to allow for rental rate and occupancy gains. Once again, the strongest results were posted by companies with more exposure to markets with higher barriers to new supply, including central business district locations and the West Coast, the results of which had the greatest impact on rental and occupancy growth in the office and apartment sectors. Markets with scarcity of sites for new development should continue to post rental growth in excess of inflation.

Our investment perspective is that over the medium and long-term the largest determinant of the value of real estate stocks will be underlying real estate fundamentals. We measure the sector based on the Price (share price) to Net Asset Value (underlying real estate value) per share ratio ("P/NAV"). Given the large and active private real estate market, we believe that there are limits as to the level of premium or discount at which the sector should trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling. As a result of the recent strong performance of the sector, some analysts are debating whether pricing in the sector has reduced its defensive qualities. From our P/NAV perspective, much of this year's price appreciation was matched by NAV growth. The result is that by year-end, REITs traded at a 7.5% discount to the underlying value of their assets, preserving their discount.

After strong performance throughout the year, the weak performance for the sector in October was notable. At the time, we believed that there were two possible interpretations. The first was that the concerns over weakness in the economy and related concerns for cyclical stocks spilled from the broad markets to the REIT sector and caused investors to question the potential for a

------------------------------------------------------------------------------
U.S. Real Estate Portfolio
                                104

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

significant decline in the earnings growth rate. The second thesis was that the weak performance was due to the combined effect of two specific events, the pre-release of below consensus earnings by Post Properties and the announcement by Boston Properties that it had launched a $600 million equity offering. The significance of the Post announcement was that the company had long been considered one of the preeminent apartment REITs and as a result the news was very unexpected. This announcement may have alarmed non-dedicated investors that moved part of their portfolio allocation to REITs for defensive purposes and to participate in a sector in which companies were meeting or exceeding earnings estimates. Post management also raised the notion that their issues may have been more sector-wide than company specific. The Boston Properties equity offering raised concerns that REITs may place a temporary ceiling on their share prices when they raise equity, that it may be followed by more equity offerings and that it may soak-up excess demand for other stocks in the sector. In retrospect, it may have been a combination of both interpretations. Clearly, the lack of both additional negative earnings announcements and additional equity offerings helped the sector, but also the analysis that the current real estate market is less susceptible to an economic slowdown was also received favorably.

The Boston Properties deal was the only significant public offering of common shares completed in the year. (Equity Office Properties completed a large $345 million convertible debt deal in the third quarter.) Clearly, other top tier companies monitored this successful offering and may explore similar strategies in 2001. Despite the recovery in stock prices, companies were restrained with regard to equity issuance. This is the result of a number of factors. The primary rationale is that despite the improvement, many companies continue to trade at levels below their NAV. This factor is combined with a recent period in which many companies embraced self-funding strategies, which mitigated the requirement to continuously require access to the equity markets. As a result, notwithstanding their price recovery, we note that companies are proceeding with their capital recycling programs, which involves the process of working their portfolios to create value as opposed to simply growing their portfolios. There were a small number of small, public equity deals issued by companies trading at a premium to NAV. Issuers included Kimco Realty ($76.5 million) and Alexandria ($40 million) in the third quarter and Centerpoint in the fourth quarter ($65 million). Equity issuance is likely to remain a sensitive issue for REITs, which are engaged in a capital intensive business. The key concern is that REITs may cap their share price upside by issuing equity. Other defensive sectors such as utilities have not exhibited this need to issue equity.

The more recent focus on the slowdown in the economy caused industry observers to take a closer look at concerns over development. Until recently, development has not been a significant issue since there has been buoyant demand and most sectors have been under-supplied for years. As a result, REITs have met or exceeded pro forma development returns. However, there were a few warning signs of lower than expected development returns in the apartment and retail areas in the fourth quarter. In addition these warnings were being delivered in a strong economic environment, which raises the concern over to-be-completed projects that may be delivered in a much weaker economic environment. A related concern that received more attention this quarter was the ancillary (non-property) revenue earned by REITs as a component of recurring earnings. In particular, there was a renewed focus on fee revenues from build-to-suit development in the industrial sector. Clearly, this income stream would decline in a less buoyant economic environment.

In 2000, the lodging stocks were the best performers in the sector, outperforming the Index by almost 20% as the strong economy provided high levels of demand and the stocks had ended the previous year at depressed pricing levels. The next best sectors were office and apartments, each outperformed by nearly 10%. Both of these sectors were able to generate strong rental growth, particularly in urban and coastal markets. The office sector benefited from a record level of absorption, which unexpectedly allowed for an additional year of improved occupancies as well as rental rate spikes. The apartment sector continued to rally in the fourth quarter based on the additional benefit of its defensive characteristics relative to other real estate sectors. Industrial property companies modestly outperformed based on strong demand and defensive characteristics. The retail sector underperformed by about 10% for the year, but the regional mall sub-sector performed only modestly below index levels as a result of improved sentiment over competition from e-commerce, a boost from the Urban Shopping Centers takeover and a low valuation level. The manufactured home sub-sector of the residential sector rallied in the fourth quarter. It dramatically surpassed the self-storage sector and avoided the unwelcome distinction as the worst performing sector. Both are small sectors, which were unable to attract the attention of non-dedicated investors in 2000 due to their size and an inability to generate meaningful upward earnings revisions. We attribute the manufactured home rally to its defensive characteristics; although it still underperformed the index by

----------------------------------------------------------------
U.S. Real Estate Portfolio
                         105

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)


5%. For the full year, self-storage underperformed by 12%. In defense of the self-storage sector (and our overweighting), new supply continues to fall significantly, managements assert that the sector has been recession-resistant, the sector faces weak comparables, and the stocks trade at significant discounts to underlying value. As a result, this may prove to be a more defensive sector in a less robust environment and appears unlikely to repeat on the bottom of next year's list.

We continue to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio remain similar to last quarter with a modest shift to a more defensive stance within the sector weightings. We increased our overweighting to the companies focused on central business district and coastal office markets as there continues to be a large gap between existing lease rates and current market rents and vacancy rates remain below equilibrium levels. We reduced our exposure to more generic suburban office to offset this movement. In addition we added to both the apartment and self-storage sectors for the more defensive factors discussed above. Finally, we reduced our weighting in the retail sector to reflect the continuation of oversupply and tenant problems in the sector and to the hotel sector, which is the most economically sensitive sector based on the one-day average lease term and modest degree of advance booking. An interesting aspect to the bottom-up changes to the Portfolio this quarter was the opportunistic nature of additions. We purchased Post, Prologis and Macerich as each of the stocks overreacted by falling by far more than the NAV dilution from their negative earnings announcements. The other opportunity was the ability to add to Spieker toward year-end from a large individual seller and to Archstone in mid-quarter as fears of a stock overhang caused selling pressure.

The outlook for the REIT market continues to be favorable. We focus on two key factors: the health of the physical property markets and the public market pricing for the securities. The private real estate markets remained strong in 2000, based on the strong U.S. economy for most of the year and a rational level of new supply. We are encouraged that the development pipelines either peaked or are in the process of peaking for the vast majority of property types and there is a significant level of pre-leasing. Clearly, the slowdown in the economy in 2001 will create a more challenging environment to complete the leasing for these pipelines. However, given the declining levels of construction, the modest level of construction versus total supply outstanding, and historically low vacancy rates, the U.S. real estate market is better prepared for a slowdown in the economy. This factor, when combined with a REIT market that trades at a 7.5% discount to its private valuation, provides the foundation for a defensive asset class. It is noteworthy that despite the strong price performance of REIT shares, REITs ended the year at a discount to their underlying property value. This was because the strong property fundamentals experienced by the real estate companies throughout the year caused underlying property value (NAV) to move up in tandem with price, thereby preserving much of the discount from the start of the year.

Our key measures for considering total returns for the sector are the growth rate of NAV (which we define as the private market Net Asset Value for the underlying properties owned by the companies) and the resulting P/NAV (share price versus NAV) plus the return from the dividend. While we think that underlying property values will continue to grow, we think that the rate of growth will decline based on slowing rental growth, peak occupancy levels and a modest decline in private market multiples for certain asset classes (particularly, suburban office and retail). Predicting the P/NAV level has proven to be most difficult in the REIT market. Based on the current discount to its NAV and the sector's ability to demonstrate its defensive characteristics as a separate asset class, we believe the sector should be able to produce returns close to its historical average returns, which investors may find attractive given the recent performance and volatility in the equity markets.

Theodore R. Bigman
PORTFOLIO MANAGER

Douglas A. Funke
PORTFOLIO MANAGER

January 2001

-------------------------------------------------------------------------------
U.S. Real Estate Portfolio
                                106

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                          VALUE
SHARES                                                                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.9%)
REAL ESTATE (96.9%)
DIVERSIFIED (4.9%)
       413,000  Pacific Gulf Properties, Inc. REIT ..............  $      2,530
        67,700  Pennsylvania REIT ...............................         1,295
    (a)385,500  Pinnacle Holdings, Inc. REIT ....................         3,493
        32,300  Rouse Co. REIT ..................................           824
       424,400  Vornado Realty Trust REIT .......................        16,260
    (a)327,449  Wellsford Real Properties, Inc. .................         5,157
                                                                   -------------
                                                                         29,559
                                                                   -------------
HEALTH CARE (0.1%)
    (a)349,300  Meditrust Corp. REIT ............................           895
                                                                   -------------
INDUSTRIAL (6.5%)
       312,900  AMB Property Corp. ..............................         8,077
       304,900  Cabot Industrial Trust ..........................         5,850
       412,400  Prime Group Realty Trust REIT ...................         5,928
       873,080  Prologis Trust REIT .............................        19,426
                                                                   -------------
                                                                         39,281
                                                                   -------------
LODGING/RESORTS (5.8%)
     (a)74,700  Candlewood Hotel Company, Inc. ..................           187
       218,200  Hilton Hotels Corp. .............................         2,291
       149,400  Host Marriot Corp. ..............................         1,933
     (a)32,838  Interstate Hotels Corp. .........................            54
    (a)108,300  John Q Hammons Hotels, Inc., Class A ............           657
       795,693  Starwood Lodging Trust REIT .....................        28,048
  (a)1,157,554  Wyndham International, Inc. .....................         2,026
                                                                   -------------
                                                                         35,196
                                                                   -------------
MIXED (5.5%)
        79,300  Bedford Property Investors, Inc. REIT ...........         1,606
       251,910  PS Business Parks, Inc. Class A REIT ............         7,003
       489,900  Spieker Properties, Inc. REIT ...................        24,556
                                                                   -------------
                                                                         33,165
                                                                   -------------
OFFICE (32.3%)
     1,131,500  Arden Realty, Inc. REIT .........................        28,429
    (d)335,100  Beacon Capital Partners, Inc. ...................         4,002
       622,500  Boston Properties, Inc. REIT ....................        27,079
       158,254  Brandywine Realty Trust REIT ....................         3,274
     1,652,901  Brookfield Properties Corp. (Canada) ............        29,087
       784,230  CarrAmerica Realty Corp. REIT ...................        24,556
     1,213,106  Equity Office Properties Trust REIT .............        39,578
       595,600  Great Lakes, Inc. REIT ..........................        10,348
        31,400  Highwoods Properties, Inc. ......................           781
        53,600  Koger Equity Inc. REIT ..........................           834
       136,100  Mack-Cali Realty Corp. REIT .....................         3,887
     1,557,400  Trizec Hahn Corp. ...............................        23,556
                                                                   -------------
                                                                        195,411
                                                                   -------------
OTHER (0.3%)
      (a)548,284  Atlantic Gulf Communities Corp. ...............            27
       105,100  Frontline Capital Group .........................         1,398
  (a)(d)18,428  Internap Network Services Corp. .................           122
                                                                   -------------
                                                                          1,547
                                                                   -------------
RESIDENTIAL APARTMENTS (21.0%)
       487,700  Amli Residential Properties Trust REIT ..........        12,040
       710,514  Archstone Communities Trust REIT ................        18,296
       669,262  Avalon Bay Communities, Inc. REIT ...............        33,547
         3,200  BRE Properties, Class A .........................           101
       350,940  Equity Residential Properties Trust REIT ........        19,411
       325,800  Essex Property Trust, Inc. REIT .................        17,837
       302,400  Post Properties,  Inc. REIT .....................        11,359
       289,800  Smith (Charles E.) Residential Realty,
                Inc. REIT .......................................        13,621
        28,300  Summit Properties, Inc. .........................           736
        14,400  United Dominion Realty Trust ....................           156
                                                                   -------------
                                                                        127,104
                                                                   -------------
RESIDENTIAL MANUFACTURED HOMES (4.6%)
       543,752  Chateau Communities, Inc. REIT ..................        16,550
       377,500  Manufactured Home Communities, Inc. REIT ........        10,947
         9,000  Sun Communities, Inc. REIT ......................           302
                                                                   -------------
                                                                         27,799
                                                                   -------------
RETAIL REGIONAL MALLS (7.5%)
       351,000  Macerich Co. REIT ...............................         6,735
     1,122,900  Simon Property Group, Inc. REIT .................        26,950
     1,060,778  Taubman Centers, Inc. REIT ......................        11,602
                                                                   -------------
                                                                         45,287
                                                                   -------------
RETAIL STRIP CENTERS (3.0%)
       132,800  Acadia Realty Trust REIT ........................           747
       944,890  Burnham Pacific Property Trust REIT .............         4,370
       689,400  Federal Realty Investment Trust REIT ............        13,098
         2,300  Ramco-Gershenson Properties Trust REIT ..........            30
                                                                   -------------
                                                                         18,245
                                                                   -------------
SELF STORAGE (5.4%)
     1,219,690  Public Storage, Inc. REIT .......................        29,654
       114,700  Shurgard Storage Centers, Inc., Series
                A REIT ..........................................         2,803
                                                                   -------------
                                                                         32,457
                                                                   -------------
TOTAL COMMON STOCKS (Cost $523,765) .............................       585,946
                                                                   -------------
PREFERRED STOCKS (0.3%)
REAL ESTATE (0.3%)
LODGING/RESORTS (0.2%)
     (d)16,187  Wyndham, Series B ...............................         1,402
                                                                   -------------
OTHER (0.1%)
 (a)(d)107,021  Atlantic Gulf Communities Corp. .................           448
                                                                   -------------
TOTAL PREFERRED STOCKS (Cost $2,472) ............................         1,850
                                                                   -------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
REAL ESTATE (0.1%)
OTHER (0.1%)
  (a)(d)75,765  Atlantic Gulf Communities Corp.,
   Series B .....................................................           317
                                                                   -------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $758)...................           317
                                                                   -------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio
                               107

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
NO OF RIGHTS                                                            (000)
--------------------------------------------------------------------------------
RIGHTS (0.0%)
OTHER (0.0%)
  (a)(d)59,764  Cyprus Trading Corp., Ltd. (Cost $252) ..........   $        54
                                                                    ------------
NO OF WARRANTS
---------------
WARRANTS (0.0%)
OTHER (0.0%)
 (a)(d)112,510  Atlantic Gulf Communities Corp., Class A.........         --
 (a)(d)112,510  Atlantic Gulf Communities Corp., Class B.........         --
 (a)(d)112,510  Atlantic Gulf Communities Corp., Class C.........         --
                                                                    ------------
TOTAL WARRANTS (Cost $ --).......................................         --
                                                                    ------------

FACE
AMOUNT
(000)
--------
SHORT-TERM INVESTMENT (2.7%)
REPURCHASE AGREEMENT (2.7%)
$(f)16,045     Chase Securities, Inc., 5.60%, dated
               12/29/00, due 1/02/01(Cost $16,045)...............        16,045
                                                                    ------------
TOTAL INVESTMENTS (100.0%) (Cost $543,292).......................   $   604,212
                                                                    ------------
OTHER ASSETS (1.7%)
  Cash............................................   $     1,098
  Receivable for Investments Sold.................         5,401
  Dividends Receivable............................         3,533
  Receivable for Portfolio Shares Sold............           224
  Interest Receivable.............................            16
  Other...........................................            17         10,289
                                                     ------------
LIABILITIES (-1.7%)
  Payable for Investments Purchased...............        (8,664)
  Investment Advisory Fees Payable................        (1,105)
  Administrative Fees Payable.....................           (78)
  Directors' Fees and Expenses Payable............           (26)
  Payable for Portfolio Shares Redeemed...........           (19)
  Custodian Fees Payable..........................           (14)
  Distribution Fees Payable.......................           (12)
  Other Liabilities...............................           (85)       (10,003)
                                                     ------------   ------------
NET ASSETS (100%)................................................   $   604,498
                                                                    ============

                                                                      AMOUNT
                                                                       (000)
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital.................................................     $  540,246
Distributions in Excess of Net Investment Income................             (5)
Accumulated Net Realized Gain...................................          3,332
Unrealized Appreciation on Investments and Foreign
  Currency Translations.........................................         60,925
                                                                     -----------
NET ASSETS                                                           $  604,498
                                                                     ===========
CLASS A:
--------
NET ASSETS ......................................................    $  584,263
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 40,289,342 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ........................    $    14.50
                                                                     ===========

CLASS B:
--------
NET ASSETS ......................................................    $   20,235
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 1,400,147 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).........................    $    14.45
                                                                     ===========

--------------------------------------------------------------------------------
(a)--Non-income producing

(d)--Security valued at fair value--See Note A-1 to financial statements.

(f)--The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

REIT--Real Estate Investment Trust

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
U.S. Real Estate Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)

[CHART]

Financial Services                 (35.2%)
Technology                         (13.7%)
Utilities                          (11.9%)
Integrated Oils                     (8.2%)
Health Care                         (6.7%)
Consumer Discretionary              (5.8%)
Auto & Transportation               (5.5%)
Producer Durables                   (4.4%)
Materials & Processing              (3.1%)
Consumer Staples                    (0.3%)
Other                               (5.2%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
------------------------------------------------------------
                                                     [GRAPH]

            Value Equity
             Portfolio-          S&P 500       Russell 1000
              Class A           Index(1)      Value Index(2)
            ------------       ----------     --------------
1991        $  500,000         $  500,000     $  500,000
10/31/92    ----------         ----------     ----------
12/31/92    ----------         ----------     ----------
1993        ----------         ----------     ----------
1994        ----------         ----------     ----------
1995        ----------         ----------     ----------
1996        ----------         ----------     ----------
1997        ----------         ----------     ----------
1998        ----------         ----------     ----------
1999        ----------         ----------     ----------
2000        $2,153,014         $2,589,748     $2,425,154

 *  Commenced operations on January 31, 1990
**  Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 1000 VALUE INDEX AND S&P 500 INDEX(1)
--------------------------------------------------------------------------------

                                                       TOTAL RETURNS(2)
                                      ----------------------------------------------
                                                 AVERAGE        AVERAGE     AVERAGE
                                                  ANNUAL         ANNUAL      ANNUAL
                                         ONE       FIVE           TEN        SINCE
                                        YEAR      YEARS          YEARS     INCEPTION
                                      -------   ----------    ----------   ----------
PORTFOLIO-- CLASS A                     18.08%      17.28%       16.46%        14.30%
PORTFOLIO-- CLASS B                     17.92        N/A          N/A          16.79
RUSSELL 1000 VALUE INDEX-- CLASS A       7.02       16.91        17.34         15.57
S&P 500 INDEX-- CLASS A                 -9.12       18.32        17.45         16.28
RUSSELL 1000 VALUE INDEX-- CLASS B       7.02        N/A          N/A          16.78
S&P 500 INDEX-- CLASS B                 -9.12        N/A          N/A          18.16

1. The Russell 1000 Value Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. The index was developed with a base value of 130.00 as of December 31, 1986. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Value Equity Portfolio seeks high total return by investing primarily in equity securities which the investment advisor believes to be undervalued relative to the stock market in general at the time of purchase.

On December 5, 2000, the Portfolio's benchmark changed its primary benchmark from the S&P 500 to the Russell 1000 Value Index. The Adviser believes the Russell 1000 Value Index is more representative of the value-oriented companies in the Portfolio.

Our value philosophy is to own "great" companies at fair valuations, "good" companies at cheap valuations, and, problem/turnaround companies at fire-sale valuations. We wait for the market to provide value investing opportunities rather than forcing decisions. The Portfolio is characterized by distinctly below average price-to-earnings and price-to-book ratios.

                        1999                   2000                PRICE-
                   PRICE-EARNINGS         PRICE-EARNINGS           BOOK          YIELD
                   --------------         --------------           -----         ----
PORTFOLIO            15 TIMES              14 TIMES               4.9 TIMES     2.0%
S&P 500              32 TIMES              28 TIMES               8.6 TIMES     1.1%

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
                                                          Value Equity Portfolio
                                      109

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

For the year ended December 31, 2000, the Portfolio had a total return of 18.08% for the Class A shares and 17.92% for the Class B shares compared to 7.02% for the Russell 1000 Value Index and -9.12% for the S&P 500 Index. For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 17.28% compared to 16.91% for the Russell 1000 Value Index and 18.32% for the S&P 500 Index. For the ten-year period ended December 31, 2000, the average annual total return for the Class A shares was 16.46% compared to 17.34% for the Russell 1000 Value Index and 17.45% for the S&P 500 Index. For the period from inception on January 31, 1990 through December 31, 2000, the average annual total return for the Class A shares was 14.30% compared to 15.57% for the Russell 1000 Value Index and 16.28% for the S&P 500 Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 16.79% compared to 16.78% for the Russell 1000 Value Index and 18.16% for the S&P 500 Index.

For the year 2000, traditional value stocks rebounded from their unloved and oversold levels of late 1999 and early 2000. This rebound accounted for much of 2000's outperformance. By late 1999 into early 2000 it was all-technology all-the-time, with 100's of billions of dollars flowing into growth funds and technology funds; while at the same time billions were being withdrawn from value funds. This liquidity event pushed the Portfolio down over 10% by mid-February. The rebound was driven by compelling valuations, with prices down 35% to 50%, while earnings continued to grow at 8% to 15%. The subsequent rebound was then amplified when the technology companies signaled that growth would slow--it then became all-technology, all-the-time, except this time it was all-selling, all-the-time. During the year, we added a few high quality growth companies when market fears pushed their valuations to under 10 times earnings. A good example is Freddie Mac, purchased this year when regulatory fears pushed its valuation to under 10 times earnings; earnings that are growing 15%. By year end Freddie Mac was up over 50% since our purchase in mid-year.

The fourth quarter marked the end of a disappointing year for U.S. equity markets. Sentiment was affected by both market related factors-including a string of earnings disappointments and year-end tax selling-as well as exogenous factors, such as tensions in the Middle East, the clear slowdown in U.S. economic growth and the period of uncertainty around the Presidential election outcome. There was a sharp dichotomy in the performance of the Russell 1000 Value and Growth Indices that was masked by the broad market index returns. In the fourth quarter the Value Index returned 3.60% versus a decline of 21.34% for the Growth Index.

Within the Portfolio, each sector was weighted within 6% of the index weight. The largest sector was financial services, which comprised about 33% of the Portfolio versus 31% for the Index, where stock selection outperformed the Index sector return by 5%. Allstate, Freddie Mac and Loews were core positions that had strong relative results, each up over 20%. Stock selection in technology, which included Litton (up on a takeover bid from Northrop) and General Dynamics (benefiting from a run in defense related stocks), was particularly strong versus the Index sector. In addition, earlier in the year Cordant Technologies (at the time an 8 P/E technology stock) was up 100% when Alcoa made a 100% cash bid for Cordant. Telecom holdings suffered along with the general decline for these stocks, with AT&T, Worldcom and Sprint detracting from relative results. We added to Worldcom and Sprint in the fourth quarter.

The 2001 outlook is defined by the slowing U.S. economy and a potential earnings recession; this will be offset by lower interest rates. The Fed lowered the Fed Funds rate by 50 basis points on January 3, 2001. In addition to the economy slowing, the equity and high-yield markets have closed for all practical purposes. High-yield spreads are now higher than in the Long-Term-Capital induced financial crisis of 1998. Compounding this, banks are reducing earnings expectations, increasing loan loss reserves, and decreasing balance sheet levels. The result: cash-strapped new economy companies are filing for bankruptcy; suppliers, like Lucent and Cisco are increasing reserves for bad debt; and all companies with increased leverage have seen their valuations continue to compress.

It is clear the economy is slowing and that new economy stocks are subject to old economic rules; and, this has created value opportunities. The collapse in valuations of many technology companies, some down 70% to 80%, has been so swift that many valuations are now quite reasonable. Some technology valuations are equal to or below some of the biggest stocks in the Russell 1000 Value Index. For example Texas Instruments, the leading wireless semiconductor maker, was purchased at $37, valued at 23 times 2001 expected earnings. At that time, American International Group, 3% of the Russell 1000 Value Index, was valued at 34 times 2001 expected earnings. We have added positions in Texas Instruments, Scientific Atlanta, and Lucent. All three of these companies are leaders in the continued expansion of global wireless and broadband networks. These are markets with 25% plus sales growth

-------------------------------------------------------------------------------
Value Equity Portfolio

-------------------------------------------------------------------------------
[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

and are at the heart of the broadband and wireless transformation of the global economy.

We continue to believe that the internet (broadband) and wireless technologies are an economic tsunami that has unleashed a multi-year wave of global created destruction. This creative destruction will affect all companies, value and growth; U.S. and non-U.S. We continue to focus our efforts on owning good companies in all sectors that meet our value criteria and that will benefit from these economic changes.

Summarized below are excerpts from prior reports where we discussed the internet and wireless and creative destruction and value investing.

The structure of the internet lets any device (PC, Mainframe, PDA, Cell Phone) connect to any other device any where in the world. Much like voice mail, the connection is not time dependent, so you can connect at any time on any day. The connection can then carry data, voice, and video, and the data arrives in discreet packets that are very cheap to transport relative to existing dedicated phone circuits. This structure has enormous implications for the economics of how business-to-business transactions occur and how consumers price and then buy services.

The economics of the internet harness three powerful factors: (1) the falling cost of computers (Moore's law with costs falling approximately 50% every 18 months); (2) The falling cost of optical data transmission, with costs falling approximately 50% every 9 months; and (3), Metcalfe's law which says that the power of a network approaches the number of users in the network squared. Currently more than 250 million people are connected through the Internet. The expectation is that by 2003 the number of wired and wireless internet users will exceed 1 billion. This world-wide economic event is based on data/telecommunications protocols (rules) known by the acronym TCP/IP, which stands for Transmission Control Protocol/Internet Protocol. The protocols are exactly the same worldwide and specify how information (voice, data, music, and video) is encoded, transmitted, and then decoded. What will work on a personal computer on a corporate network in the U.S. (or anywhere), will also work on a cell phone in Japan or soon on a cell phone in China--The internet is borderless, connectionless, and cheap to use.

In some industries such as telephony, every aspect of the business has been changed by the Internet. In others, such as entertainment, the technology of the Internet combined with the digitization of music and movies has transformed the business outlook so that Time Warner agreed to merge with AOL. For industrial companies, major B2B exchanges are being planned for the automobile industry, the oil industry and the chemical industry. The goal of these exchanges is to significantly decrease the costs of input components and to decrease the costs of transacting business.

"Old-world" companies that have not adapted to change to an interneted economy have started to run up the white flag. The most notable is Xerox, caught in the transition from an analog (copiers) world to a digital world (networks and network printers). Xerox's stock is down 82%; it has revised earnings estimates downward five times in the last year, and it has cut its dividend 75%. It recently said its current business model will not work and it was forced to fend off rumors of bankruptcy while attempting to restructure its global businesses. (Note: we have avoided stocks like Xerox that we believe are currently on the wrong side of the digital divide.)

We believe this sort of creative destruction should continue, with most "new-world" dot-coms eventually imploding and many "old-world" companies failing to make the transition to an interneted economy. During this process, good companies will make the transition to the interneted economy and should maintain or accelerate their earnings growth. In addition, value opportunities should emerge in both the dot-bombed stocks and the struggling "old-world" stocks like Xerox and Lucent. Our goal is to own the good companies, find the struggling stocks with real value, and to avoid the "old-world" value traps.

Stephen C. Sexauer
PORTFOLIO MANAGER

January 2001

                                                          Value Equity Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

                                                                        VALUE
SHARES                                                                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
  AUTO & TRANSPORTATION (5.5%)
     AIR TRANSPORT (1.6%)
  (a)21,100  Continental Airlines, Inc., Class B ................   $     1,089
                                                                    -----------
     AUTO TRUCKS & PARTS (2.9%)
     183,249  Meritor Automotive, Inc. ..........................         2,085
                                                                    -----------
     AUTOMOBILES (1.0%)
     14,200  General Motors Corp. ...............................           723
                                                                    -----------
  TOTAL AUTO & TRANSPORTATION ...................................         3,897
                                                                    -----------
CONSUMER DISCRETIONARY (5.8%)
     CABLE TELEVISION SERVICES (0.5%)
  (a)23,300  AT&T Corp., Liberty Media Group, Class A ...........           316
                                                                    -----------
     HOUSEHOLD FURNISHINGS (1.3%)
  (a)26,118  Philips Electronics N.V. (NY Shares) ...............           947
                                                                    -----------
     RETAIL (4.0%)
     102,900  TJX Cos., Inc. ....................................         2,855
                                                                    -----------
TOTAL CONSUMER DISCRETIONARY ....................................         4,118
                                                                    -----------
CONSUMER STAPLES (0.3%)
  TOBACCO (0.3%)
     4,500  Philip Morris Cos., Inc. ............................           198
                                                                    -----------
FINANCIAL SERVICES (35.2%)
  BANKS: NEW YORK CITY (7.0%)
  36,700  Bank of New York Co., Inc. ............................         2,025
  48,150  Chase Manhattan Corp. .................................         2,188
  4,700  Morgan (J.P.) & Co., Inc. ..............................           778
                                                                    -----------
                                                                          4,991
                                                                    -----------

  BANKS: OUTSIDE NEW YORK CITY (7.5%)
  25,200  Bank of America Corp. .................................         1,156
  83,645  Fleet Boston Financial Corp. ..........................         3,142
  14,600  PNC Bank Corp. ........................................         1,067
                                                                    ------------
                                                                          5,365
                                                                    ------------
  DIVERSIFIED FINANCIAL SERVICES (4.2%)
  37,100  American General Corp. ................................         3,024
                                                                    ------------
  FINANCE COMPANIES (1.4%)
  20,000  Mellon Bank Corp. .....................................           984
                                                                   ------------
  FINANCIAL MISCELLANEOUS (4.5%)
  46,900  Federal Home Loan Mortgage Corp........................         3,230
                                                                    ------------
  INSURANCE: MULTI-LINE (10.6%)
  80,900  Allstate Corp. ........................................         3,524
  58,500  Lincoln National Corp. ................................         2,768
  13,300  Torchmark Corp. .......................................           511
  27,700  UnumProvident Corp. ...................................           744
                                                                    ------------
                                                                          7,547
                                                                    ------------
TOTAL FINANCIAL SERVICES ........................................        25,141
                                                                    ------------
HEALTH CARE (6.7%)
     DRUGS & PHARMACEUTICALS (6.7%)
     30,600  Abbott Laboratories ................................         1,482
     27,400  American Home Products Corp. .......................         1,741
     21,200  Bristol-Myers Squibb Co. ...........................         1,568
                                                                    ------------
TOTAL HEALTH CARE ...............................................         4,791
                                                                    ------------
INTEGRATED OILS (8.2%)
     OIL: INTEGRATED DOMESTIC (4.1%)
     12,100  BP Amoco plc ADR ...................................           579

                                                                        VALUE
SHARES                                                                  (000)
--------------------------------------------------------------------------------
     81,200  Conoco, Inc. .......................................         2,325
                                                                    ------------
                                                                          2,904
                                                                    ------------
     OIL: INTEGRATED INTERNATIONAL (4.1%)
     33,800  Exxon Mobil Corp. ..................................         2,938
                                                                    ------------
TOTAL INTEGRATED OILS ...........................................         5,842
                                                                    ------------
MATERIALS & PROCESSING (3.1%)
     BUILDING MATERIALS (1.1%)
     30,700  Masco Corp. ........................................           788
                                                                    ------------
     CHEMICALS (1.0%)
     38,400  Milennium Chemicals, Inc. ..........................           696
                                                                    ------------
MISC. MATERIALS & PROCESSING (1.0%)
    161,800 USEC, Inc. ..........................................           698
                                                                    ------------
TOTAL MATERIALS & PROCESSING ....................................         2,182
                                                                    ------------
    MULTI-SECTOR COMPANIES (1.8%)
    12,100  Loews Corp. .........................................         1,253
                                                                    ------------
PRODUCER DURABLES (4.4%)
     AEROSPACE (3.8%)
     35,000  United Technologies Corp. ..........................         2,752
                                                                    ------------
     MACHINERY: CONSTRUCTION & HANDLING (0.6%)
      8,800  Caterpillar, Inc. ..................................           416
                                                                    ------------
TOTAL PRODUCER DURABLES .........................................         3,168
                                                                    ------------
TECHNOLOGY (14.2%)
     COMMUNICATIONS TECHNOLOGY (10.5%)
  (a)45,800  3Com Corp. .........................................           389
     12,874  Alcatel Alsthom ADR ................................           720
  (a)37,900  AT&T Wireless Group ................................           656
     18,500  ECI Telecom Ltd. ...................................           259
  (a) 4,500  Efficient Networks, Inc. ...........................            64
  (a) 8,900  Harmonic, Inc. .....................................            51
     27,300  Lucent Technologies, Inc. ..........................           369
     51,600  Motorola, Inc. .....................................         1,045
      5,600  Scientific-Atlanta, Inc. ...........................           183
  (a) 3,800  TyCom, Ltd. ........................................            85
     50,400  Verizon Communications, Inc. .......................         2,526
  (a)82,300  WorldCom, Inc. .....................................         1,152
                                                                    ------------
                                                                          7,499
                                                                    ------------
     ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (0.9%)
     13,300  Texas Instruments, Inc. ............................           630
                                                                    ------------
     ELECTRONICS: TECHNOLOGY (2.8%)
     15,400  General Dynamics Corp. .............................         1,201
     26,950  Harris Corp. .......................................           826
                                                                    ------------
                                                                          2,027
                                                                    ------------
TOTAL TECHNOLOGY ................................................        10,156
                                                                    ------------
UTILITIES (11.9%)
     UTILITIES: ELECTRICAL (5.9%)
     113,300  NiSource, Inc. ....................................         3,484
      25,505  Xcel Energy, Inc. .................................           741
                                                                    ------------
                                                                          4,225
                                                                    ------------
     UTILITIES: TELECOMMUNICATIONS (6.0%)
     24,758  AT&T Corp. .........................................           429

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Value Equity Porfolio

                                                                        VALUE
SHARES                                                                  (000)
--------------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS (CONT.)
      23,400  BellSouth Corp. ...................................   $       958
  (a)122,400  FLAG Telecom Holdings Ltd. ........................           765
  (a)3,678  Qwest Communications International, Inc. ............           151
    73,900  Sprint Corp. ........................................         1,501
    17,625  Telesp Celular Participacoes S.A. ADR ...............           476
                                                                    ------------
                                                                          4,280
                                                                    ------------
  TOTAL UTILITIES ...............................................         8,505
                                                                    ------------
  TOTAL COMMON STOCKS (Cost $59,536) ............................        69,251
                                                                    ------------
  FACE
 AMOUNT
  (000)
---------------
SHORT-TERM INVESTMENT (4.0%)
  REPURCHASE AGREEMENT (4.0%)
$(f)2,880     Chase Securities, Inc., 5.60%, dated 12/29/00,
                due 1/02/01 (Cost $2,880)                                 2,880
                                                                    ------------
  TOTAL INVESTMENTS (101.1%) (Cost $62,416) .....................        72,131
                                                                    ------------

OTHER ASSETS (0.6%)
  Cash ...........................................   $         14
  Receivable for Investments Sold ................            254
  Dividends Receivable ...........................             92
  Receivable for Portfolio Shares Sold ...........             37
  Interest Receivable ............................              1
  Other ..........................................              5           403
                                                     ------------
LIABILITIES (-1.7%)
  Payable for Investments Purchased ...............        (1,055)
  Investment Advisory Fees Payable ................           (76)
  Administrative Fees Payable .....................           (13)
  Directors' Fees and Expenses Payable ............            (9)
  Custodian Fees Payable ..........................            (4)
  Distribution Fees Payable .......................            (1)
  Other Liabilities ................................          (31)       (1,189)
                                                     ------------   ------------
NET ASSETS (100%) ...............................................       $71,345
                                                                    ===========

                                                                    AMOUNT
                                                                     (000)
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital .................................................   $    63,251
Undistributed Net Investment Income .............................            25
Distributions In Excess of Net Realized Loss ....................        (1,646)
Unrealized Appreciation on Investments and Foreign
  Currency Translations .........................................         9,715
                                                                    ------------
NET ASSETS                                                           $   71,345
                                                                    ===========
CLASS A:

NET ASSETS ......................................................    $   70,454
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,824,612 outstanding $0.001 par value shares
    (authorized 500,000,000 shares) .............................    $    10.32
                                                                    ===========
CLASS B:

NET ASSETS                                                           $      891
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 86,389 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) ...............................    $    10.32
                                                                    ===========


(a)  -- Non-income producing

(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

ADR  -- American Depositary Receipt


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Value Equity Porfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
--------------------------------------------------------------------------------
[CHART]

Other                     (18.4%)
Algeria                    (1.9%)
Philippines                (2.1%)
Colombia                   (2.4%)
Bulgaria                   (3.8%)
South Korea                (4.1%)
Venezuela                  (4.5%)
Argentina                  (8.9%)
Russia                    (11.1%)
Brazil                    (19.2%)
Mexico                    (23.6%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
------------------------------------------------------------
                                                     [GRAPH]

                                   J.P. Morgan
            Emerging Markets    Emerging Markets       J.P. Morgan
             Debt Portfolio-        Bond Plus       Emerging Markets
                Class A              Index(1)        Global Index(1)
            ----------------    ----------------    ----------------
1994        $500,000            $500,000            $500,000
1995        --------            --------            --------
1996        --------            --------            --------
1997        --------            --------            --------
1998        --------            --------            --------
1999        --------            --------            --------
2000        $914,022            $969,130            $973,217

    * Commenced operations on February 1, 1994
   ** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

--------------------------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING
MARKETS BOND GLOBAL INDEX AND THE J.P. MORGAN
EMERGING MARKETS BOND PLUS INDEX(1)
--------------------------------------------------------------------------------

                                                TOTAL RETURNS(2)
                                        ----------------------------------------
                                                    AVERAGE         AVERAGE
                                         ONE        ANNUAL        ANNUAL SINCE
                                         YEAR      FIVE YEARS       INCEPTION
                                       --------   -------------  ---------------
PORTFOLIO -- CLASS A .............    12.81%         10.78%           9.20%
PORTFOLIO -- CLASS B .............    12.50            N/A           10.29
EMERGING MARKETS                      14.41          13.73           10.11
GLOBAL INDEX -- CLASS A
EMERGING MARKETS BOND
PLUS INDEX -- CLASS A ............    15.66          14.46           10.75

 EMERGING MARKETS
GLOBAL INDEX -- CLASS B ...........   14.41            N/A           13.47
EMERGING MARKETS BOND
PLUS INDEX -- CLASS B ...........     15.66            N/A           14.21


1. The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady Bonds, loans, Eurobonds and local market instruments for 27 emerging market countries. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds, out-standing loans and Eurobonds, as well as U.S. Dollar local market instruments outstanding and including Argentina, Brazil, Bulgaria, Colombia, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Debt Portfolio seeks high total return through investment primarily in debt securities of government and government-related issuers and, to a lesser extent, of corporate issuers located in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of 12.81% for the Class A shares and 12.50% for the Class B shares compared to 14.41% for the J.P. Morgan Emerging Markets Bond Global Index and 15.66% for the J.P. Morgan Emerging Markets Bond Plus Index. For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 10.78% compared to 13.73% for the J.P. Morgan Emerging Markets Bond Global Index and 14.46% for the J.P. Morgan Emerging Markets Bond Plus Index. For the period from inception on February 1, 1994 through December 31, 2000, the average annual total return for the Class A shares was 9.20% compared to 10.11% for the J.P. Morgan Emerging Markets Bond Global Index and 10.75% for the J.P. Morgan Emerging Markets Bond Plus Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 10.29% compared to 13.47% for the J.P. Morgan Emerging

-------------------------------------------------------------------------------
Emerging Markets Debt Portfolio
                                  114

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)


Markets Bond Global Index and 14.21% for the J.P. Morgan Emerging Markets Bond Plus Index. As of December 31, 2000, the Portfolio had a SEC 30-day yield of 11.83% for the Class A shares and 11.58% for the Class B shares.


Relative to other non-Treasury sectors, the Portfolio performed quite well in 2000. The vast majority of the positive performance was the result of their higher yields. Price appreciation was minimal during the year as yield spreads ended the year roughly unchanged from a year ago. Overweights in Russia and Jordan, underweights in

Argentina, Korea, and Nigeria, and security selection in Turkey all helped Portfolio returns. Portfolio returns were hurt by overweights in Colombia, Peru, and Philippines - all credits whose asset prices tumbled following unexpected political surprises. There were four recurring emerging market debt (EMD) themes last year. Perhaps the most important was the culmination of EMD's "healing" from 1997-98's Asian and Russian traumas. Many countries benefited from orthodox policy initiatives put in place as the result of crises past. Fears that global investors would eschew the asset class proved exaggerated and the year actually saw capital inflows into EMD. Volatility declined as investors' comfort level improved, helping EMD weather what was otherwise a turbulent year in international capital markets.

The high price of oil and other commodities was 2000's second theme, with higher oil prices hurting importers and helping exporters. Luckily for the asset class, oil exporters are well-represented within the EMD universe. Not surprisingly, Russian, Algerian, Mexican, and Venezuelan issues outperformed most other credits.

Liability management was the year's third theme. Many sovereigns engaged in bond exchanges. Some -- such as Brazil and Mexico -- entered into those from a position of strength, using these operations to extend maturities and reduce funding costs. Others occurred as a result of sovereigns curing previous defaults (e.g., Ecuador, Russia, and Pakistan).

The year's final theme was a growing concern regarding Argentina and Turkey. Not coincidentally, both countries have inflexible (and overvalued) exchange rates and large fiscal imbalances. Uncertainties surrounding both credits continue to cast a shadow over the entire asset class, thereby justifying an underweight in both countries within the Portfolio.

As we enter 2001, our largest overweights are in Mexico, Colombia and Bulgaria. While the situation in both Argentina and Turkey will remain a source of concern, there are more reasons for us to be optimistic about the entire EMD area in the new year.

Stephen F. Esser
PORTFOLIO MANAGER

Abigail L. McKenna
PORTFOLIO MANAGER

January 2001

-------------------------------------------------------------------------------
                                               Emerging Markets Debt Portfolio
                                     115

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
--------------------------------------------------------------------------------


 FACE
 AMOUNT                                                                 VALUE
 (000)                                                                  (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (91.2%)
ALGERIA (1.9%)
SOVEREIGN (1.9%)
    U.S.$  769  Republic of Algeria, Tranche 1,
                7.188%, 3/31/10 .................................   $       644
           370  Republic of Algeria, Tranche 3,
                7.188%, 3/31/10 .................................           285
                                                                    ------------
                                                                            929
                                                                    ------------
ARGENTINA (8.9%)
CORPORATE (0.1%)
          (e)50 Cablevision S.A., 13.75%, 5/01/09 ...............            37
                                                                    ------------
SOVEREIGN (8.8%)
           311  Republic of Argentina, Global Bond,
                11.75%, 6/15/15 .................................           282
            20  Republic of Argentina, Global Bond,
                11.75%, 6/15/15 .................................            18
           220  Republic of Argentina, Global Bond,
                11.375%, 1/30/17 ................................           197
           400  Republic of Argentina, Global Bond,
                10.25%, 7/21/30 .................................           332
           792  Republic of Argentina, Global Bond,
                Series L, (Floating Rate)(Bearer),
                7.625%, 3/31/05 .................................           721
           800  Republic of Argentina, Global Bond
                Series L-GL, 7.562%, 3/31/23 ....................           613
         2,900  Republic of Argentina, Series L-GP
                (Floating Rate), 6.00%, 3/31/23 .................         2,012
                                                                    ------------
                                                                          4,175
                                                                    ------------
                                                                          4,212
                                                                    ------------
BRAZIL (19.2%)
CORPORATE (1.5%)
           800  Banco Nac de Desen Econo (Registered),
                11.714%, 6/16/08 ...............................            748
                                                                    -------------
SOVEREIGN (17.7%)
        (n)800  Federative Republic of Brazil
                6.00%, 4/15/24 .................................             554
         1,300  Federative Republic of Brazil,
                12.25%, 3/06/30 ................................           1,207
         2,357  Federative Republic of Brazil,  C Bond, PIK,
                8.00%, 4/15/14 .................................           1,826
           246  Federative Republic of Brazil, C Bond,
                Series L, 8.00%, 4/15/14........................             191
         1,056  Federative Republic of Brazil, Front Loaded
                Interest Reduction Bond, Series EI-L
                (Floating Rate), 7.625%, 4/15/06 ...............             985
           896  Federative Republic of Brazil,
                Front Loaded Interest Reduction Bond,
                Series L (Floating Rate), 14.50%, 10/15/09......             989
         1,750  Federative Republic of Brazil,
                Global Bond, 11.625%, 4/15/04 ..................           1,818
U.S.$      880  Federative Republic of Brazil, Series RG,
                7.625%, 4/15/06 ................................             821
                                                                      -----------
                                                                           8,391
                                                                      -----------
                                                                          9,139
                                                                      -----------
BULGARIA (3.8%)
SOVEREIGN (3.8%)
         1,070  Republic of Bulgaria, Discount Bond,
                Series A, 7.75%, 7/28/24 ........................            819
           700  Republic of Bulgaria, Front Loaded Interest
                Reduction Bond, 3.00%, 7/28/12 ..................            521
           600  Republic of Bulgaria, Interest Arrears
                PDI Bond, (Floating Rate), 7.75%, 7/28/11 .......            453
                                                                      -----------
                                                                           1,793
                                                                      -----------
COLOMBIA (2.4%)
CORPORATE (0.5%)
        (n)300  Occidente y Caribe Cellular, 0.00%, 3/15/04 .....            225
                                                                      -----------
SOVEREIGN (1.9%)
           340  Republic of Colombia, Global Bond,
                9.75%, 4/23/09 ..................................            286
           750  Republic of Colombia, Global Bond,
                11.75%, 2/25/20 .................................            645
                                                                      -----------
                                                                             931
                                                                      -----------
                                                                           1,156
                                                                      -----------
INDONESIA (1.7%)
CORPORATE (1.7%)
           220  Indah Kiat, International Finance, Series B,
                11.875%, 6/15/02 ...............................            149
           840  Tjiwi Kimia International BV, Global Bond,
                13.25%, 8/01/01 ................................            655
                                                                      ----------
                                                                            804
                                                                      ----------
IVORY COAST (0.2%)
SOVEREIGN (0.2%)
        (e)650  Ivory Coast, Series 1, 2.00%, 3/29/18 ...........            78
                                                                      ----------
MALAYSIA (1.9%)
CORPORATE (1.9%)
        (e)900  TM Global, Inc., 8.00%, 12/07/10 ................           918
                                                                     -----------
MEXICO (23.6%)
CORPORATE (4.3%)
        (e)300  Grupo Iusacell S.A. de C.V., 14.25%, 12/01/06 ...           297
        (e)650  Petro Mexicanos, 0.091%, 10/13/10 ...............           646
           650  Petro Mexicanos, 9.50%, 9/15/27 .................           671
        (e)435  TV Azteca S.A., Series B, 10.50%, 2/15/07 .......           411
                                                                     -----------
                                                                          2,025
                                                                     -----------
SOVEREIGN (19.3%)
         2,400  Government of Mexico, 6.25%, 12/31/19 ...........         2,184
         2,810  United Mexican States Discount Bond,
                Series A, 7.53%, 12/31/19 .......................         2,796
           250  United Mexican States Discount Bond,
                Series B, (Floating Rate), 7.60%, 12/31/19 ......           249

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Emerging Market Debt Portfolio
                                  116



[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------



 FACE
 AMOUNT                                                                 VALUE
 (000)                                                                  (000)
--------------------------------------------------------------------------------

MEXICO (CONT.)
SOVEREIGN (CONT.)
   U.S.$ 1,150  United Mexican States Discount Bond,
                Series D, 7.25%, 12/31/19 .......................        $1,144
            50  United Mexican States Global Bond,
                11.50%, 5/15/26 .................................            61
           350  United Mexican States, Series A,
                9.875%, 2/01/10 .................................           376
         1,100  United Mexican States, Series W-A,
                6.25%, 12/31/19 .................................         1,001
         1,250  United Mexican States, Series XW,
                10.375%, 2/01/09 ................................         1,370
                                                                      ----------
                                                                          9,181
                                                                      ----------
                                                                         11,206
                                                                      ----------
MOROCCO (1.1%)
SOVEREIGN (1.1%)
           592  Government of Morocco, Reconstruction
                & Consolidation Agreement, Series A,
                (Floating Rate), 7.75%, 1/01/09 .................           514
                                                                      -----------
PANAMA (0.8%)
SOVEREIGN (0.8%)
           111  Republic of Panama, 7.062%, 7/17/16 .............            85
           300  Republic of Panama, Global Bond,
                10.75%, 5/15/20 .................................           296
             2  Republic of Panama, PDI PIK Bond,
                (Floating Rate), 4.00%, 7/17/16 .................             1
                                                                      -----------
                                                                             382
                                                                      -----------
PERU (1.0%)
SOVEREIGN (1.0%)
      (e)(n)48  Republic of Peru, Front Loaded Interest
                Reduction Bond, 3.25%, 3/07/17 ..................            28
        (n)750  Republic of Peru, Front Loaded Interest
                Reduction Bond, 3.25%, 3/07/17 ..................           441
                                                                      ----------
                                                                            469
                                                                      ----------
PHILIPPINES (2.1%)
CORPORATE (0.3%)
        (e)500  Bayan Telecommunications 13.50%, 7/15/06 ........           160
                                                                      ----------
SOVEREIGN (1.8%)
         1,000  Republic of Philippines, Global Bond,
                10.625%, 3/16/25.................................           825
                                                                      ----------
                                                                            985
                                                                      ----------
POLAND (1.3%)
CORPORATE (1.3%)
           400  Netia Holdings II B.V., Series B,
                13.125%, 6/15/09 ................................           326
           200  PTC International Finance II S.A.,
                0.113%, 12/01/09 ................................           195
        (e)100  PTC International Finance II S.A.,
                11.25%, 12/01/09 ................................            97
                                                                      ----------
                                                                            618
                                                                      ----------
RUSSIA (11.1%)
SOVEREIGN (11.1%)
     U.S. $350  Russia Federation, 10.00%, 6/26/07 ..............           257
      (e)2,222  Russia Federation, 8.25%, 3/31/10 ...............         1,392
         1,700  Russia Federation, 12.75%, 6/24/28 ..............         1,413
   (e)(n)5,861  Russia Federation, 2.25%, 3/31/30 ...............         2,198
                                                                      ----------
                                                                          5,260
                                                                      ----------
SOUTH KOREA (4.1%)
SOVEREIGN (4.1%)
         1,800  Republic of Korea, Global Bond,
                8.875%, 4/15/08 ................................          1,950
                                                                      ----------
TURKEY (1.2%)
CORPORATE (1.2%)
           570  Cellco Finance NV, 0.15%, 8/01/05 ..............            556
                                                                      ----------
UKRAINE (0.4%)
SOVEREIGN (0.4%)
           300  Ukraine Government, 0.11%, 3/15/07 .............            211
                                                                      ----------
VENEZUELA (4.5%)
SOVEREIGN (4.5%)
           833  Republic of Venezuela, Debt Conversion Bond,
                Series DL, (Floating Rate), 7.375%, 12/18/07 ...            673
           500  Republic of Venezuela, Global Bonds,
                9.25%, 9/15/27 .................................            325
         1,500  Republic of Venezuela, Series W-A,
                6.75%, 3/31/20 .................................           1,122
                                                                      -----------
                                                                           2,120
                                                                      -----------
TOTAL DEBT INSTRUMENTS (Cost $44,172)                                     43,300
                                                                      -----------
NO. OF
RIGHTS
--------
RIGHTS (0.0%)
MEXICO (0.0%)
   (a)(e)2,576  United Mexican States, Value Recovery Rights,
                expiring 6/30/03 (Cost $-).......................            --
                                                                      ----------

NO. OF
WARRANTS
---------

WARRANTS (0.0%)
UNITED
STATES (0.0%)
  (a)(e)12,600  Occidente y Caribe Cellular expiring
                3/15/04 (Cost $8)...............................              8
                                                                      ----------
  FACE
 AMOUNT
  (000)
---------

SHORT-TERM INVESTMENT (7.7%)
REPURCHASE AGREEMENT (7.7%)
     $(f)3,637  Chase Securities, Inc., 5.60%, dated 12/29/00,
                due 1/02/01 (Cost $3,637) .......................         3,637
                                                                      ----------
The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                Emerging Markets Debt Portfolio
                                      117


[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------



                                                                       VALUE
                                                                       (000)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (98.9%) (Cost $47,817) .........                   $   46,945
                                                                       ---------
OTHER ASSETS (2.7%)
   Interest Receivable ...........................                   $    1,021
   Receivable for Investments Sold ...............                          154
   Receivable for Portfolio Shares Sold ..........                           81
   Other .........................................              8         1,264
                                                     ------------
LIABILITIES (-1.6%)
   Payable for Investments Purchased .............           (554)
   Investment Advisory Fees Payable ..............            (94)
   Foreign Taxes Payable .........................            (23)
   Directors' Fees and Expenses Payable ..........            (14)
   Administrative Fees Payable ...................            (10)
   Custodian Fees Payable ........................             (9)
   Other Liabilities .............................            (38)         (742)
                                                    --------------     ---------
NET ASSETS (100%)                                                      $ 47,467
                                                                       =========
NET ASSETS CONSIST OF:
Paid in Capital ..................................                     $143,308
Undistributed Net Investment Income ..............                           49
Accumulated Net Realized Loss ....................                      (94,993)
Unrealized Depreciation on Investments and
Foreign Currency Translations (Net of
accrual of foreign taxes of $23 on unrealized
depreciation of investments)......................                         (897)
                                                                       ---------
NET ASSETS                                                             $ 47,467
                                                                       =========

CLASS A:
NET ASSETS ......................................................      $ 47,080
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 Applicable to 16,372,932 outstanding $0.001 par value
 shares (authorized 500,000,000 shares)..........................         $2.88
                                                                       =========
CLASS B:
NET ASSETS ......................................................          $387
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 Applicable to 132,592 outstanding $0.001 par value
 shares (authorized 500,000,000 shares)..........................         $2.92
                                                                       =========

-----------------------------

(a) -- Non-income producing
(e) -- 144A Security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2000. Maturity date disclosed is the ultimate maturity date.
PDI -- Past Due Interest
PIK -- Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
Floating Rate -- The interest rate on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2000.

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Emerging Market Debt Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------
[CHART]

Mortgage Pass-Through                    (52.9%)
Corporate Bonds and Notes                (31.0%)
Asset Backed Securities                   (8.5%)
U.S. Government & Agency Obligations      (1.4%)
Other                                     (6.2%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------
                                          [GRAPH]

              Fixed Income          Lehman Brothers
               Portfolio-              Aggregate
                Class A               Bond Index(1)
              ------------          ---------------
1992          $  500,000            $  500,000
1993          ----------            ----------
1994          ----------            ----------
1995          ----------            ----------
1996          ----------            ----------
1997          ----------            ----------
1998          ----------            ----------
1999          ----------            ----------
2000          $1,018,639            $1,034,658

*   Commenced operations on May 15, 1991
**  Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE LEHMAN BROTHERS
AGGREGATE BOND INDEX(1)
-------------------------------------------

                                                       TOTAL RETURNS(2)
                                            ------------------------------------
                                                         AVERAGE        AVERAGE
                                                          ANNUAL        ANNUAL
                                              ONE          FIVE          SINCE
                                             YEAR         YEARS        INCEPTION
                                            ------       -------       ---------
PORTFOLIO-- CLASS A................         11.16%         6.24%         7.64%
PORTFOLIO-- CLASS B................          10.92          N/A          6.07
INDEX-- CLASS A....................          11.63         6.46          7.84
INDEX-- CLASS B....................          11.63           N/A         6.47

1. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Fixed Income Portfolio seeks to provide a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.

For the year ended December 31, 2000, the Portfolio had a total return of 11.16% for the Class A shares and 10.92% for the Class B shares compared to 11.63% for the Lehman Aggregate Bond Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 6.24% compared to 6.46% for the Index. For the period from inception on May 15, 1991 through December 31, 2000, the average annual total return for the Class A shares was 7.64% compared to 7.84% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 6.07% compared to 6.47% for the Index. As of December 31, 2000, the Portfolio had a SEC 30-day yield of 7.11% for the Class A shares and 6.96% for the Class B shares.

After a difficult 1999, investment-grade fixed-income investors were rewarded with outstanding absolute returns during 2000.

The broader domestic bond market outperformed U.S. and international equities last year for the first time since 1990, as U.S. Treasury note and bond yields declined by between 60 and 130 basis points. This performance served as ample evidence of the powerful diversification benefits derived from higher-quality fixed-income portfolio strategies; nevertheless, fixed-income investors were challenged by a significant widening of yield spreads across all non-Treasury sectors, which caused these sectors to underperform comparable Treasury instruments during 2000.

Yield spreads widened systematically in response to a combination of technical and fundamental factors, such as expectations of reduced Treasury debt supply, market fears of a significant economic slowdown, and potential declines in overall corporate credit quality. While all of the non-Treasury sectors were affected, below-investment grade

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
-------------------------------------------------------------------------------
                                                         Fixed Income Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)

issues suffered most as the high yield market posted sharply negative returns and its worst performance since the 1990 recession.

Throughout 2000, we believed these sectors' yield spreads provided ample compensation for their associated risks and represented attractive value versus U.S. Treasury securities. Our disciplined value approach toward fixed-income management led us to hold very few Treasuries while emphasizing the non-Treasury sectors -- also known collectively as "spread product" -- within the Portfolio.

Despite our value-based view that they were relatively unattractive, Treasuries proved to be the best performing area of the bond market last year; the 30-year Treasury bond, for example, posted a total return of nearly 20% during 2000. Given our significant underweight in Treasuries, it is perhaps not surprising that the Portfolio underperformed its Index during 2000. Our relative underperformance during 2000 was attributable to the effects of the systematic widening of yield spreads, which exceeded positive contributions from our security selection decisions and our active management of interest-rate risk.

Viewed from our longer-term perspective, the persistent attractiveness of spread product relative to underlying fundamental risks justified an above-Index exposure to these sectors and a significant underweight in Treasuries; put another way, the Portfolio maintained a greater "spread duration" than the Index, or a higher sensitivity to yield spread changes. While this systematic decision worked against us during 2000, the Portfolio benefited from favorable security selection decisions as a result of our rigorous credit and prepayment risk analysis activities and our well-diversified strategy.

Active management of interest-rate risk had the most favorable influence on our relative performance last year. Our interest-rate risk management actions were driven by disciplined adherence to relative valuation measures, which supported a significant above-Index sensitivity in the first part of 2000, and then a modest below-Index sensitivity as 2000 came to a close. We also initiated a small non-dollar position late in the fourth quarter of 2000, as both the euro and European real rates became relatively attractive.

Of the various risks we are bearing in the Portfolio as we enter the new year, the most significant is the exposure to yield spread changes. We believe the Portfolio is ideally positioned to benefit from either a narrowing or stabilization of yield spreads in the non-Treasury sectors in 2001.

We hope clients share our view that the search for superior performance through a disciplined, value investment strategy is a journey and not a race. Our conviction and belief in a value approach toward fixed-income investing have never wavered, especially at a time when we see some of the best opportunities for our style since we started managing bond portfolios in the 1970's. We are confident the Portfolio's significant yield advantage and the potential for yield spreads to narrow will generate the superior performance clients expect from the Portfolio.

Warren Ackerman, III
PORTFOLIO MANAGER

Thomas L. Bennett
PORTFOLIO MANAGER

Kenneth B. Dunn
PORTFOLIO MANAGER

Roberto M. Sella
PORTFOLIO MANAGER

W. David Armstrong
PORTFOLIO MANAGER

January 2001
-------------------------------------------------------------------------------
Fixed Income Portfolio
                                      120

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

 FACE
AMOUNT                                                                 VALUE
 (000)                                                                 (000)
-------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (93.8%)
      ASSET BACKED SECURITIES (8.5%)
$        1,325  BMW Vehicle Owner Trust, 6.65%,  2/25/03........            $  1,331
         1,805  Citibank Credit Card Issuance Trust, Series
                   2000-A1, Class A1, 6.90%,  10/17/07 .........               1,861
           500  Citibank Credit Card Issuance Trust, Series
                   2000-C1, Class C1, 7.45%,  9/15/07 ..........                 511
         1,200  COMED, Series 98-1, Class A2, 5.29%,  6/25/03 ..               1,195
         1,310  Daimler Chysler Auto Trust, Series 2000-C, Class
                   A3, 6.82%,  9/06/04 .........................               1,329
           299  Ford Credit Auto Owner Trust, Series 98, Class
                   B, 5.85%,  10/15/01 .........................                 299
         1,310  Ford Credit Auto Trust, Series 2000-E, Class
                   A4, 6.74%,  6/15/04 .........................               1,327
           865  Honda Auto Receivables Owner Trust, Series
                   2000-1, Class A3, 6.62%,  7/15/04 ...........                 873
           620  MBNA Master Credit Card Trust, Series 2000-E,
                   Class A, 7.80%,  10/15/12 ...................                 684
           760  MBNA Master Credit Card Trust, Series 99-B,
                   Class A, 5.90%,  8/15/11 ....................                 748
         1,080  MMCA Automobile Trust, Series 2000-1, Class A3,
                   7.00%,  6/15/04 .............................               1,095
         1,100  Residential Funding Mortgage Securities, Series
                   2000-HI4, Class AI2, 7.39%,  4/25/11 ........               1,113
      (e)3,250  Team Fleet Financing Corp., Series 97-1A, 7.35%,
                   5/15/03 .....................................               3,265
                                                                            --------
   TOTAL ASSET BACKED SECURITIES................................              15,631
                                                                            --------

   CORPORATE BONDS AND NOTES (31.0%)
      FINANCE (15.6%)
           385  American Express, 6.875%,  11/01/05 ............                 395
      (e)2,000  American General Institutional Capital, Series
                   A, 7.57%,  12/01/45 .........................               1,794
           760  Bank One Corp., MTN, Series A, 6.00%,  2/17/09                   702
         1,000  Chase Manhattan Corp., 6.00%,  2/15/09 .........                 936
         1,345  Citigroup, Inc., 7.25%,  10/01/10 ..............               1,386
         1,500  CNA Financial Corp., 6.50%,  4/15/05 ...........               1,426
      (e)2,500  Farmers Exchange Capital, 7.05%,  7/15/28 ......               2,091
         1,000  FleetBoston Financial Corp., 6.375%,  5/15/08 ..                 966
         1,470  Ford Motor Co., 6.375%,  2/01/29 ...............               1,203
           250  Ford Motors Credit Co., 7.375%,  10/28/09 ......                 250
           200  General Motors Acceptance Corp. 7.48%,  2/28/03                  204
      (e)1,250  Goldman Sachs Group, 6.34%,  3/01/06 ...........               1,223
           655  Hartford Financial Services Group, Inc. 7.75%,
                   6/15/05 .....................................                 691
           825  Household Finance Corp., 5.875%,  2/01/09 ......                 759
      (e)1,450  John Hancock, 7.375%,  2/15/24 .................               1,398
           490  Lehman Brothers Holding, Inc. 8.25%,  6/15/07 ..                 515
      (e)1,500  Liberty Mutual Insurance Co., 8.20%,  5/04/07 ..               1,551
      (e)2,000  Lumbermans Mutual Casualty Co. 8.45%,  12/01/97                1,535
        (e)660  Nisource Finance Corp., 7.875%,  11/15/10 ......                 692
           825  PNC Funding Corp., 6.125%,  2/15/09 ............                 784
      (e)2,500  Prudential Insurance Co., 6.375%,  7/23/06 .....               2,447
           345  State Street Boston Corp., 7.65%,  6/15/10 .....                 367
           940  Washington Mutual Corp., 8.25%,  4/01/10 .......                 991
           850  Wells Fargo Co., 6.625%,  7/15/04 ..............                 860
      (e)3,438  World Financial Credit, 6.91%,  9/01/13 ........               3,389
                                                                             -------
                                                                              28,555
                                                                             -------
      INDUSTRIAL (6.8%)
           860  Albertson's, Inc., 7.45%,  8/01/29 .............                 771
           215  Alcoa, Inc., 7.375%,  8/01/10 ..................                 227
           490  Clear Channel Communications, Inc. 7.65%,
                   9/15/10 .....................................                 496
         1,330  Conoco, Inc., 6.95%,  4/15/29 ..................               1,303
           425  Cox Communications, Inc., 7.75%,  11/01/10 .....                 440
           315  DaimlerChysler NA Holding Corp. 8.00%,  6/15/10                  320
           185  Delphi Auto Systems Corp., 7.125%,  5/01/29 ....                 158
           840  Federated Department Stores, Inc. 6.30%,
                   4/01/09 .....................................                 763
        (e)900  Florida Windstorm, 7.125%,  2/25/19 ............                 881
           290  Ford Motor Co., 7.45%,  7/16/31 ................                 273
           900  Kroger Co., 8.00%,  9/15/29 ....................                 935
        (e)435  Lockheed Martin Corp., 8.20%,  12/01/09 ........                 478
         2,000  Lowe's Companies, Inc., 6.50%,  3/15/29 ........               1,626
           950  Lucent Technologies, 6.45%,  3/15/29 ...........                 646
           850  News America Holdings, 8.875%,  4/26/23 ........                 827
           415  Raytheon Corp., 8.20%,  3/01/06 ................                 443
           100  Raytheon Corp., 8.30%,  3/01/10 ................                 109
           530  Target Corp., 7.50%,  8/15/10 ..................                 559
           195  Time Warner, Inc., 6.625%,  5/15/29 ............                 176
           240  Time Warner, Inc., 7.25%,  9/01/08 .............                 246
           830  United Technologies Corp., 6.70%,  8/01/28 .....                 799
                                                                             -------
                                                                              11,476
                                                                             -------
      FLOATING RATE NOTES (0.1%)
           120  Quebec Province, 7.125%,  2/09/24 ..............                 123
                                                                             -------
      TELEPHONES (2.2%)
           670  AT&T Corp., 6.50%,  3/15/29 ....................                 536
           640  Bellsouth Telecommunications, Inc. 6.375%,
                   6/01/28 .....................................                 554
           360  GTE Corp., 6.94%,  4/15/28 .....................                 334
        (e)815  Qwest Capital Funding, 7.75%, 8/15/06 ..........                 837
         1,750  Worldcom, Inc., 8.25%,  5/15/10 ................               1,817
                                                                             -------
                                                                               4,078
                                                                             -------
      YANKEE BONDS (6.3%)
         1,325  Abbey National plc, 7.95%, 10/26/29 ............               1,401
         1,050  Ahold Finance USA, Inc., 6.875%, 5/01/29 .......                 907
         1,000  AT&T Canada, Inc., 7.65%, 9/15/06 ..............                 998
         1,150  AXA S.A., 8.60%,  12/15/30 .....................               1,180
        (e)325  BNP Paribas Capital Trust, 9.003%, 12/30/49 ....                 338
           540  British Telecom plc, 8.625%, 12/15/30 ..........                 543

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                         Fixed Income Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

  FACE
 AMOUNT                                                                  VALUE
 (000)                                                                   (000)
-------------------------------------------------------------------------------
   CORPORATE BONDS AND NOTES  (CONT.)
      YANKEE BONDS  (CONT.)
         $ 675  Deutsche Telekom International Finance B.V.,
                   8.00%,  6/15/10 .............................       $    689
           405  ING Capital Funding Trust III 8.439%,  12/29/49             412
           630  Inter-American Development Bank 5.75%,  2/26/08             620
           630  Inter-American Development Bank, 7.375%, 1/15/10            689
      (e)1,624  Oil Enterprises Ltd., 6.239%,  6/30/08 .........          1,596
           270  UBS Preferred Funding Trust, 8.62%,  10/01/49 ..            283
        (e)200  Unicredito Italiano Capital Trust II 9.20%,
                   10/29/49 ....................................            205
           635  Unilever Capital Corp., 7.125%,  11/01/10 ......            665
        (e)930  Vodafone Airtouch plc, 7.75%,  2/15/10 .........            965
                                                                      ---------
                                                                         11,491
                                                                      ---------
TOTAL CORPORATE BONDS AND NOTES.................................         56,723
                                                                      ---------
   MORTGAGE PASS-THRU (52.9%)
      AGENCY (10.5%)
         7,300  Federal National Mortgage Association 5.75%,
                   4/15/03 .....................................          7,315
         6,000  Federal National Mortgage Association 5.75%,
                   6/15/05 .....................................          6,005
         4,000  Federal National Mortgage Association 7.125%,
                   6/15/10 .....................................          4,324
         1,600  Federal National Mortgage Association 6.625%,
                   11/15/10 ....................................          1,679
                                                                      ---------
                                                                         19,323
                                                                      ---------
      AGENCY FIXED RATE MORTGAGES (33.6%)
             4  Federal Home Loan Mortgage Corporation 13.00%,
                   9/01/10 .....................................              4
         7,151  Federal Home Loan Mortgage Corporation 6.00%,
                   12/01/28 ....................................          6,929
         6,109  Federal Home Loan Mortgage Corporation 6.00%,
                   12/01/28 ....................................          5,919
         2,597  Federal Home Loan Mortgage Corporation 6.00%,
                   12/01/28 ....................................          2,517
         1,437  Federal National Mortgage Association 8.00%,
                   2/01/12 .....................................          1,480
         7,035  Federal National Mortgage Association 6.00%,
                   4/01/28 .....................................          6,811
         9,002  Federal National Mortgage Association 6.00%,
                   2/01/29 .....................................          8,710
         6,900  Federal National Mortgage Association January
                   TBA 8.50%,  1/01/31 .........................          7,105
        17,000  Government National Mortgage Association January
                   TBA 7.00%,  1/15/31 .........................         17,065
         5,000  Government National Mortgage Association January
                   TBA 6.50%,  1/15/31 .........................          4,941
                                                                      ---------
                                                                         61,481
                                                                      ---------
      CMO'S - AGENCY COLLATERAL SERIES (0.6%)
         1,832  Federal Home Loan Mortgage Corporation, Series
                   1707, Class S, 2.00%,  3/15/24 ..............            193
         2,507  Federal Home Loan Mortgage Corporation, Series
                   2141, Class SD, 1.92%,  4/15/29 .............            199
         9,750  Federal National Mortgage Association, Series
                   2000-34, Class S, 1.93%, 10/25/30 ...........            416
         6,433  Federal National Mortgage Association, Series
                   97-68, Class SC, 1.88%, 5/18/27 .............            349
                                                                      ---------
                                                                          1,157
                                                                      ---------
      CMO'S-NON-AGENCY COLLATERAL (1.7%)
         1,837  Mid-State Trust, Series 4, Class A 8.33%,
                   4/01/30 .....................................          1,918
         1,250  Peco Energy Transition Trust, Series 99-A Class
                   A6, 6.05%,  3/01/09 .........................          1,233
                                                                      ---------
                                                                          3,151
                                                                      ---------
      COMMERCIAL MORTGAGES (5.3%)
         1,523  Chase Commercial Mortgage Securities Corp.,
                   7.03%,  10/15/08 ............................          1,566
         1,887  First Union-Lehman Brothers Commercial Mortgage,
                   Series 97-C2, Class A1 6.479%,  3/18/04 .....          1,894
         3,829  Lehman Brothers Large Loan, Series 97-LLIA1,
                   6.79%,  6/12/04 .............................          3,881
         2,296  Merrill Lynch Mortgage Investors, Inc. Series
                   98-C2, Class A1, 6.22%,  2/15/30 ............          2,302
                                                                      ---------
                                                                          9,643
                                                                      ---------
      FOREIGN BONDS (1.2%)
         2,245  Federal Home Loan Mortgage Corporation (Euro)
                   5.75%,  9/15/10 .............................          2,164
                                                                      ---------
TOTAL MORTGAGE PASS-THROUGH.....................................         96,919
                                                                      ---------
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.4%)
      U.S. TREASURY BONDS (1.4%)
         2,500  U.S. Treasury Note 6.00%,  8/15/09 .............          2,639
                                                                      ---------
TOTAL FIXED INCOME SECURITIES (Cost $172,537)...................        171,912
                                                                      ---------
SHORT-TERM INVESTMENTS (21.6%)
   REPURCHASE AGREEMENT (5.3%)
      (f)9,739  Chase Securities, Inc., 5.60%, dated 12/29/00,
                   due 1/02/01 (Cost $9,739)....................          9,739
                                                                      ---------
   DISCOUNT NOTES (16.3%)
        10,000  Federal Home Loan Bank Discount Corporation
                   expiring 1/31/01 ............................          9,946
        10,000  Federal Home Loan Mortgage Corporation expiring
                   1/29/01 .....................................          9,952
        10,000  Federal National Mortgage Association expiring
                   1/18/01 .....................................          9,970
                                                                      ---------
                                                                         29,868
                                                                      ---------
TOTAL SHORT-TERM INVESTMENTS(Cost $39,607)                               39,607
                                                                      ---------

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Fixed Income Portfolio
                                      122

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                         VALUE
                                                                         (000)
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (115.4%) (Cost $212,144) .......                    $ 211,519
                                                                      ---------
OTHER ASSETS (2.2%)
   Cash ..........................................         $   2,195
   Interest Receivable ...........................             1,582
   Receivable for Investments Sold ...............               161
   Receivable for Portfolio Shares Sold ..........                35
   Other .........................................                14      3,987
                                                           ----------
LIABILITIES (-17.6%)
   Payable for Investments Purchased .............          (32,063)
   Investment Advisory Fees Payable ..............             (107)
   Administrative Fees Payable ...................              (28)
   Directors' Fees and Expenses Payable ..........              (18)
   Custodian Fees Payable ........................               (4)
   Distribution Fees Payable .....................               (1)
   Other Liabilities .............................              (31)    (32,252)
                                                           ----------  ---------
NET ASSETS (100%)...................................................    $183,254
                                                                       =========
NET ASSETS CONSIST OF:
Paid in Capital .....................................................   $187,546
Distributions In Excess of Net Investment Income ....................       (35)
Accumulated Net Realized Loss .......................................    (3,632)
Unrealized Appreciation on Investments and Foreign Currency
Translations.........................................................      (625)
                                                                       ---------
NET ASSETS...........................................................   $183,254
                                                                       =========
CLASS A:
--------
NET ASSETS ..........................................................   $180,830
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 Applicable to 16,960,869 outstanding $0.001 par value shares
 (authorized 500,000,000 shares).....................................    $10.66
                                                                      =========
CLASS B:
--------
NET ASSETS ..........................................................    $2,424
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 227,364 outstanding $0.001 par value shares
 (authorized 500,000,000 shares).....................................  $  10.66
                                                                      =========

-------------------------------------------------------------------------------
(e) --  144A Security -- certain conditions for public sale may exist.
(f) --  The repurchase agreement is fully collateralized by U.S.
        government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

MTN  --  Medium Term Note
TBA -- Security is subject to delayed delivery See Note A-7 to financial statements.

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                         Fixed Income Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------
[CHART]

Euro                    (38.5%)
U.S. Dollar             (20.8%)
Japanese Yen            (19.3%)
British Pound            (6.2%)
Danish Krone             (5.2%)
Canadian Dollar          (3.5%)
Australian Dollar        (2.4%)
Swedish Krona            (1.9%)
Other                    (2.2%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------
                                          [GRAPH]

                 Global
              Fixed Income           J.P. Morgan
               Portfolio-           Traded Global
                Class A             Bond Index(1)
              ------------          -------------
1991          $500,000              $500,000
1992          --------              --------
1993          --------              --------
1994          --------              --------
1995          --------              --------
1996          --------              --------
1997          --------              --------
1998          --------              --------
1999          --------              --------
2000          $865,229              $967,347

*  Commenced operations on May 1, 1991
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE J.P. MORGAN
TRADED GLOBAL BOND INDEX(1)
---------------------------------------

                                       TOTAL RETURNS(2)
                                 ---------------------------
                                         AVERAGE    AVERAGE
                                          ANNUAL    ANNUAL
                                  ONE      FIVE      SINCE
                                 YEAR     YEARS    INCEPTION
                                 ----    -------   ---------
PORTFOLIO -- CLASS A ............ 1.18%    3.00%     5.83%
PORTFOLIO -- CLASS B ............ 1.07      N/A      2.79
INDEX -- CLASS A ................ 2.34     3.47      7.07
INDEX -- CLASS B ................ 2.34      N/A      3.47

1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Global Fixed Income Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities issued by U.S. and foreign governments and their agencies, and instrumentalities with varying maturities in various currencies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of 1.18% for the Class A shares and 1.07% for the Class B shares compared to 2.34% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return for the Class A shares was 3.00% compared to 3.47% for the Index. For the period from inception on May 1, 1991 through December 31, 2000, the average annual total return for the Class A shares was 5.83% compared to 7.07% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return for the Class B shares was 2.79% compared to 3.47% for the Index. As of December 31, 2000, the Portfolio had a SEC 30-day yield of 4.43% for the Class A shares and 4.28% for the Class B shares.

While the early months of 2000 were characterized by strong global economic growth, in particular, a booming U.S. economy, by mid-year evidence of a slowdown centered in the U.S. emerged. This downturn was due to a combination of factors, high real short-term interest rates, higher energy prices, dollar strength and a softer stock market. As a result, the momentum of the slowdown accelerated towards year-end, prompting speculation of a `hard landing' for the U.S. and global economies and a significant round of monetary easing.

Global bond markets rallied strongly in this environment with dollar bloc bonds outperforming European bonds which in turn outperformed Japanese bonds. Within the major blocs, the U.S. dollar was the strongest currency, ahead of the euro, with the yen lagging as the weakest currency. Currency management was the most important positive contributor to returns, due largely to the overweight euro/underweight yen position. Country management also made a positive contribution. The Portfolio benefited significantly in the first half of 2000 from being overweight
-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
-------------------------------------------------------------------------------
Global Fixed Income Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)

long-maturity German bonds/underweight long-maturity U.K. bonds and from its favoring of U.S. over Japanese securities. The long Germany/short U.K. position, however, gave back some of its profits in the second half of 2000 and our decision mid year to favor German over U.S. bonds also reduced net profits.

Duration management had only a small effect on relative performance. Overall duration exposures were kept small and the principal position was to be underweight Japan - a market that experienced little net change in interest rates during 2000.

The Portfolio's exposure to corporate bonds (mainly U.S.- denominated) was the principal cause of underperformance in an environment of widening credit spreads.

The key strategy change in 2000 was the gradual reduction in exposure in U.S. interest rates in favor of European bonds. The Portfolio at year-end is positioned approximately half a year short duration overall, with three-quarters of this shortfall coming from our Japan position, and the balance from a small underweight to the dollar bloc and European markets combined. We remained significantly overweight to the credit sector, adding to our position on market weakness. Currency positioning was broadly unchanged, at year-end; the Portfolio was 6% overweight euro/yen and 2% overweight the Australian dollar.

Recent U.S. data have been increasingly worrisome and further interest rate cuts by the Fed can be expected and, with oil prices softening and the euro strengthening, an eventual shift by the European Central Bank towards easier monetary policy is also likely. Bond markets are, however, already pricing in substantial future cuts in interest rates. Although we agree that the Fed is likely to ease, the risk is that they will not ease as fast as the market expects. Also, value signals for U.S. bonds are not positive. Long-term nominal interest rate differentials between Europe and the U.S. are at their narrowest in several years. This combined with the fact that real interest rates are higher and yield curves are steeper in Europe implies that Europe has greater value. We therefore expect to continue to favor European bonds. The still low value for the euro also supports European bonds.

Despite the significant rally of the euro in November/ December 2000, the real ten-year forward exchange rate is still well below its long-term average. Restoring this relationship to something closer to its longer-term average will require significant outperformance by euro- denominated bonds relative to U.S. bonds, or a further appreciation of the euro.

The year 2000 has been an unusually difficult one for the corporate bond market. As a result, the yield spread offered by investment grade corporates in the U.S. ended the year at a decade wide, surpassing the past peak during the recession of 1990-91. However, the credit quality of the majority of corporate bonds remains strong and in our view, corporate yield spreads already anticipate a "hard landing" scenario. If the ultimate outcome is anything less than a severe recession, the likely stabilization and/or decline in yield spreads should enable corporate investors to benefit relative to Treasuries.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Christian G. Roth
PORTFOLIO MANAGER

January 2001

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

  FACE
 AMOUNT                                                               VALUE
  (000)                                                               (000)
-------------------------------------------------------------------------------
FIXED INCOME SECURITIES (97.8%)
  AUSTRALIAN DOLLAR (2.4%)
    U.S. GOV'T & AGENCY OBLIGATIONS (2.4%)
AUD     1,200  Federal National Mortgage Association
                 6.50%,  7/10/02 ................................  $       674
                                                                   -----------
  BRITISH POUND (6.2%)
    FOREIGN BONDS (6.2%)
GBP       450  United Kingdom Treasury Gilt
                 7.00%,  11/06/01 ...............................          681
          600  United Kingdom Treasury Gilt
                  8.50%,  7/16/07 ...............................        1,062
                                                                   -----------
                                                                         1,743
                                                                   -----------
  CANADIAN DOLLAR (3.5%)
    FOREIGN BONDS (3.5%)
CAD     1,500  Government of Canada 5.25%,  12/01/01 ............          998
                                                                   -----------
  DANISH KRONE (5.2%)
    FOREIGN BONDS (5.2%)
DKK     4,600  Kingdom of Denmark 7.00%,  12/15/04 ..............          622
        5,900  Kingdom of Denmark 8.00%,  3/15/06 ...............          842
                                                                   -----------
                                                                         1,464
                                                                   -----------
  EURO (38.5%)
    CORPORATE BONDS (6.8%)
EUR       150  ABN AMRO Bank NV, MTN
                  4.625%, 5/12/09 ...............................          129
          200  BAT International Finance, MTN
                  4.875%, 2/25/09 ...............................          163
          460  Depfa Pfandbriefbank 5.50%,  1/15/10 .............          433
          200  Mannesmann Finance BV 4.75%,  5/27/09 ............          170
          150  Marconi Corp. plc 6.375%,  3/30/10 ...............          134
          100  Philip Morris Financial 5.625%,  6/24/08 .........           88
          125  Procter & Gamble Co. 5.75%,  9/26/05 .............          120
          455  Rheinische Hypobk AG 5.75%,  7/05/10 .............          436
          150  SNS Bank of Nederland, MTN
                  6.125%, 4/07/10 ...............................          144
          100  Unicredito Italia 8.048%,  10/29/49 ..............           95
                                                                   -----------
                                                                         1,912
                                                                   -----------
    FOREIGN BONDS (31.7%)
          500  Buoni Poliennali Del Tesoro 3.75%,  9/01/02.......          463
        1,000  Buoni Poliennali Del Tesoro 9.50%,  2/01/06.......        1,137
        1,300  Deutschland Republic 6.50%,  7/04/27 .............        1,411
          300  France O.A.T. 5.50%,  4/25/29 ....................          284
          900  Government of France 5.50%,  10/25/07 ............          883
        1,800  Government of France 5.25%,  4/25/08 .............        1,742
        1,000  Government of France 6.00%,  10/25/25 ............        1,012
        1,350  Government of The Netherlands,
                  Series 1, 8.25%,  2/15/02 .....................        1,314
          700  Republic of Austria, MTN 5.50%,  10/20/07 ........          675
                                                                   -----------
                                                                         8,921
                                                                   -----------
                                                                        10,833
                                                                   -----------
  JAPANESE YEN (19.3%)
    CORPORATE BONDS (4.0%)
  JPY 130,000  KFW International Finance 1.00%,  12/20/04........        1,144
                                                                   -----------
    FOREIGN BONDS (14.0%)
JPY   100,000  Government of Italy 3.75%,  6/08/05 ..............  $       986
       50,000  Government of Japan 1.00%,  3/21/05 ..............          442
      300,000  Government of Japan, Series 207
                  0.90%,  12/22/08 ..............................        2,506
                                                                   -----------
                                                                         3,934
                                                                   -----------
    US GOV'T & AGENCY OBLIGATIONS (1.3%)
       40,000  Federal National Mortgage Association
                  1.75%,  3/26/08                                          359
                                                                   -----------
                                                                         5,437
                                                                   -----------
  SWEDISH KRONA (1.9%)
    FOREIGN BONDS (1.9%)
SEK     4,900  Swedish Government 6.00%,  2/09/05 ...............          549
                                                                   -----------
  U.S. DOLLAR (20.8%)
    CORPORATE BONDS (11.9%)
USD       100  Abbey National Capital Trust,
                  8.96%,  12/29/49 ..............................          103
           50  American Express, 6.875%,  11/01/05 ..............           51
          150  Associates Corp. of North America,
                  5.80%,  4/20/04 ...............................          148
          150  AT&T Corp. 6.50%,  3/15/29 .......................          120
           85  British Telecom plc, 8.625%,  12/15/30 ...........           85
          200  Conoco, Inc. 6.95%,  4/15/29 .....................          196
           50  DaimlerChrysler Corp. 8.00%,  6/15/10 ............           51
          200  Equitable Cos. 7.00%,  4/01/28 ...................          188
       (e)150  Farmers Exchange Capital 7.05%,  7/15/28 .........          128
       (e)150  First Chicago Corp. 7.75%,  12/01/26 .............          131
       (e)200  Florida Windstorm 7.125%,  2/25/19 ...............          194
          200  Ford Motor Co., 6.375%,  2/01/29 .................          164
          150  General Electric Capital Corp.
                  6.80%,  11/01/05 ...............................         155
           50  General Motors Acceptance Corp.
                  7.75%,  1/19/10 ................................          52
          150  Household Finance Corp. 8.00%, 7/15/10 ............         158
           75  ING Capital Funding Trust 8.439%, 12/29/49 ........          76
           75  Lehman Brothers Holdings, Inc.
                  7.875%,  8/15/10 ...............................          78
          150  Lucent Technologies 6.45%,  3/15/29 ...............         102
          200  Merrill Lynch & Co., Inc. 6.875%,  11/15/18 .......         189
       (e)125  Monsanto Co., 6.60%,  12/01/28 ....................         119
       (e)150  Nationwide Mutual Insurance 7.50%,  2/15/24 .......         125
           50  Procter & Gamble Co. 6.60%,  12/15/04 .............          51
       (e)200  Prudential Insurance Co. 8.30%,  7/01/25 ..........         209
          100  Unilever Capital Corp. 7.125%,  11/01/10 ..........         105
       (e)115  Vodafone Airtouch plc 7.75%,  2/15/10 .............         119
          100  Wells Fargo Co. 6.625%,  7/15/04 ..................         101
          175  Worldcom, Inc. 6.95%,  8/15/28                              149
                                                                   -----------
                                                                         3,347
                                                                   -----------
    U.S. GOV'T & AGENCY OBLIGATIONS (8.9%)
        2,500  U.S Treasury Bill 5.00%,  1/04/01 ..............          2,499
                                                                   -----------
                                                                         5,846
                                                                   -----------
TOTAL FIXED INCOME SECURITIES (Cost $29,162) ...................        27,544
                                                                   -----------

     The accompany notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Global Fixed Income Portforlio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                                               VALUE
  (000)                                                               (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
JPY     1,867   Japanese Yen (Cost $17) ........................   $         16
                                                                   ------------
TOTAL INVESTMENTS (97.8%) (Cost $29,179)                                 27,560
                                                                   ------------
OTHER ASSETS (2.6%)
  Cash ..................................................  $  4
  Interest Receivable ...................................   584
  Receivable for Investments Sold .......................   107
  Receivable Due from Investment Advisor ................     6
  Other .................................................    17             718
                                                          ------
LIABILITIES (-0.4%)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts ..................................   (60)
  Directors' Fees and Expenses Payable ..................    (8)
  Administrative Fees Payable ...........................    (8)
  Custodian Fees Payable ................................    (3)
  Other Liabilities .....................................   (27)          (106)
                                                          ------   ------------
NET ASSETS (100%) ..............................................   $     28,172
                                                                   ============
NET ASSETS CONSIST OF:
Paid in Capital ................................................   $     31,896
Distributions In Excess of Net Investment Income ...............          (123)
Accumulated Net Realized Loss ..................................        (1,936)
Unrealized Depreciation on Investments and Foreign Currency
  Translations .................................................        (1,665)
                                                                   ------------
NET ASSETS .....................................................   $     28,172
                                                                   ============
CLASS A:
--------
NET ASSETS .....................................................   $     27,852
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,509,034 outstanding $0.001 par value
   shares (authorized 500,000,000 shares) ......................   $      11.10
                                                                   ============
CLASS B:
--------
NET ASSETS .....................................................   $        320
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 28,947 outstanding $0.001 par value
 shares (authorized 500,000,000 shares) ........................   $      11.06
                                                                   ============

--------------------------------------------------------------------------------
(e)  --  144A Security -- certain conditions for public sale may exist.
MTN  --  Medium Term Note

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                                    IN                          NET
    TO                                    EXCHANGE                   UNREALIZED
 DELIVER       VALUE      SETTLEMENT        FOR           VALUE        (LOSS)
  (000)        (000)         DATE          (000)          (000)         (000)
---------     -------     ----------     -----------     -------     -----------
EUR 1,400     $1,317       2/12/01       U.S.$ 1,257      $1,257        $(60)
              =======                                     ======        =====

-------------------------------------------------------------------------------
             SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                                        PERCENT
                                                          VALUE         OF NET
Sector                                                    (000)         ASSETS
--------------------------------------------------------------------------------
Finance                                                $  6,403          22.7%
Foreign Government & Agency Obligations                  17,609          62.5
U.S. Government & Agency Obligations                      3,532          12.6
                                                       --------          -----
                                                       $ 27,544          97.8%
                                                       ========          =====

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                  Global Fixed Income Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
--------------------------------------------------------------------------------
[CHART]

Corporate Bonds and Notes      (84.4%)
Preferred Stocks                (5.9%)
Sovereign & Emerging Markets    (1.2%)
Asset Backed Securities         (0.2%)
Common Stocks                   (0.1%)
Other                           (8.2%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------
                                          [GRAPH]

              High Yield          CS First Boston
              Portfolio-             High Yield
                Class A               Index(1)
              ----------          ---------------
1992          $500,000            $500,000
1993          --------            --------
1994          --------            --------
1995          --------            --------
1996          --------            --------
1997          --------            --------
1998          --------            --------
1999          --------            --------
2000          $954,690            $875,244

*   Commenced operations on September 28, 1992
**  Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE CS FIRST
BOSTON HIGH YIELD INDEX(1)
------------------------------------

                                      TOTAL RETURNS(2)
                               -----------------------------
                                         AVERAGE    AVERAGE
                                          ANNUAL    ANNUAL
                                 ONE       FIVE      SINCE
                                 YEAR     YEARS    INCEPTION
                               -------  --------   ----------
PORTFOLIO -- CLASS A .......   -11.51%    5.54%      8.14%
PORTFOLIO -- CLASS B .......   -11.77      N/A       5.17
INDEX -- CLASS A ...........    -5.21     4.51       7.01
INDEX -- CLASS B ...........    -5.21      N/A       4.49

1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The High Yield Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services. Investing in high yield fixed income securities, otherwise known as "junk bonds" is speculative and includes greater risk of loss of principal and interest.

For the year ended December 31, 2000, the Portfolio had a total return of -11.51% for the Class A shares and -11.77% for the Class B shares compared to -5.21% for the CS First Boston High Yield Index (the "Index"). For the five-year period ended December 31, 2000, the average annual total return of Class A shares was 5.54% compared to 4.51% for the Index. For the period from inception on September 28, 1992 through December 31, 2000, the average annual total return of Class A shares was 8.14% compared to 7.01% for the Index. For the period from inception on January 2, 1996 through December 31, 2000, the average annual total return of Class B shares was 5.17% compared to 4.49% for the Index. As of December 31, 2000, the Portfolio had a SEC 30-day yield of 14.54% for the Class A shares and 14.30% for the Class B shares.

The past year was one of the worst in the history of the high yield market, with high yield indices posting sharply negative total returns.

There were many reasons for the poor performance. The NASDAQ's decline, disappointing earnings announcements, concerns regarding the telecom industry's large funding requirements, declining credit quality among high yield issuers, and fears of a "hard landing" for the U.S. economy all served to create an unfavorable environment for investors. Consequently, demand for high yield securities declined and mutual fund flows turned negative. As a result, yield spreads widened by nearly 400 basis points and closed the year at 959 basis points over U.S. Treasuries - the widest level seen in the high yield market since the "credit crunch" and recession period of 1990-91.

--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
High Yield Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)

Our sector and security selection decisions in the telecom sector, where we had an overweight compared to the Index, were a key factor behind this underperformance. Our underweight in the energy sector also detracted from performance, as this sector turned out to be the best performer in the market due to high oil prices and the perceived safety it offered in an uncertain economic environment. On the positive side, our higher credit quality had a favorable effect on performance during a period in which BB rated securities performed much better than lower-rated bonds. Our overweight in the gaming sector and favorable security selection decisions within both the healthcare and real estate sectors also contributed to results.

As we enter 2001, we see great value in the telecommunication sector and maintain an overweight in this area. To a lesser extent, we remain overweight in the gaming, healthcare, and cable sectors. We also maintain our underweight in the energy sector due to valuation concerns, as well as most other cyclical sectors. The Portfolio also continues to have an above-Index credit quality and a focus on larger capitalized companies.

With yield spreads in excess of 900 basis points over Treasuries and yields in the 15% area, the high yield market offers very compelling value relative to underlying fundamental risks. We are optimistic regarding the prospects for attaining much better relative and absolute performance in the high yield market in the coming year.

Robert Angevine
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

Gordon W. Loery
PORTFOLIO MANAGER

January 2001


--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                              VALUE
  (000)                                                               (000)
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES (0.2%)
  COMMERCIAL MORTGAGE (0.2%)
$      (e)875   FMAC Loan Receivables Trust, Series 96-B,
                  Class C (Floating Rate), 7.929%, 11/15/18        $        227
                                                                   ------------
CORPORATE BONDS AND NOTES (84.4%)
  AUTOMOTIVE (2.5%)
          535   Ford Motors Credit Co.,  7.375%, 10/28/09 ......            534
        2,750   Hayes Lemmerz International, Inc.
                  8.25%, 12/15/08 ..............................          1,774
          230   Lear Corp.,  8.11%, 5/15/09 ....................            209
          320   Lear Corp., Series B,  7.96%, 5/15/05 ..........            302
          150   Tenneco Automotive, Inc.
                  11.625%, 10/15/09 ............................             73
                                                                   ------------
                                                                          2,892
                                                                   ------------
  CABLE (11.0%)
          700   Adelphia Communications, Series B
                  7.75%, 1/15/09 ...............................            569
        1,000   Adelphia Communications, Series B
                  7.875%, 5/01/09 ..............................            815
        1,400   Adelphia Communications, Series B
                  8.375%, 2/01/08 ..............................          1,204
          700   Adelphia Communications, Series B
                  9.875%, 3/01/07 ..............................            653
        1,170   British Sky Broadcasting,  8.20%, 7/15/09 ......          1,110
          465   Cablevision S.A.,  13.75%, 5/01/09 .............            339
     (e)1,500   Callahan Nordrhein-Westfalen GmbH,
                  14.00%, 7/15/10 ..............................          1,343
        1,200   Charter Commuincations Holdings
                  10.25%, 1/15/10 ..............................          1,170
        1,170   Echostar DBS Corp.,  9.375%, 2/01/09 ...........          1,135
          585   Multicanal S.A.,  10.50%, 2/01/07 ..............            412
        2,175   NTL, Inc.,  9.75%, 4/01/08 .....................          1,196
          550   RCN Corp.,  11.125%, 10/15/07 ..................            193
        2,265   RCN Corp.,  9.80%, 2/15/08 .....................            725
     (n)2,300   Telewest Communications plc
                  9.25%, 4/15/09 ...............................          1,081
          970   United Pan-Europe Communications N.V.,
                  10.875%, 8/01/09 .............................            621
                                                                   ------------
                                                                         12,566
                                                                   ------------
  CHEMICALS (3.0%)
        1,270   Huntsman ICI Chemicals, Inc.
                  10.125%, 7/01/09 .............................          1,235
        1,400   ISP Holdings, Inc., 9.00%, 10/15/03 ............          1,064
        1,230   Lyondell Chemical Co.,  9.625%, 5/01/07 ........          1,193
                                                                   ------------
                                                                          3,492
                                                                   ------------
  COMMUNICATIONS-FIXED (15.3%)
       (e)980   Bayan Telecommunications, Inc.
                  13.50%, 7/15/06 ..............................            323
     (e)1,200   Exodus Communications, Inc.
                  11.625%, 7/15/10 .............................          1,068
      (n) 250   Focal Communications Corp.
                  12.125%, 2/15/08 .............................            105
        1,700   Focal Communications Corp
                  11.875%, 1/15/10 .............................          1,156
        2,100   Global Crossing Holdings,  9.625%, 5/15/08 .....          1,974
       (c)965   Global Tele-Systems Ltd.,  10.875%, 6/15/08 ....             10
       (c)600   Global Tele-Systems Ltd.,  11.50%, 12/15/07 ....              6
        1,280   Globix Corp.,  12.50%, 2/01/10 .................            474
     (n)1,850   GT Group Telecommunications
                  13.25%, 2/01/10 ..............................            610
          900   Hermes Europe Railtel B.V.,  11.50%,
                  8/15/07 ......................................            369
     (n)1,510   Hyperion Telecommunications
                  13.00%, 4/15/03 ..............................          1,057
     (n)1,485   Intermedia Communications, Inc.
                  11.25%, 7/15/07 ..............................            891
          760   Intermedia Communications, Inc.
                  8.50%, 1/15/08 ...............................            532
     (n)1,275   Level 3 Communications, Inc.
                  12.875%, 3/15/10 .............................            593
          925   Maxcom Telecommunication S.A. de C.V.,
                  13.75%, 4/01/07 ..............................            444
        1,375   Netia Holdings II B.V.,,  13.125%, 6/15/09 .....          1,100
        1,315   Primus Telecommunications Group, Inc.,
                  9.875%, 5/15/08 ..............................            355
          715   Primus Telecommunications Group, Inc.,
                  11.25%, 1/05/09 ..............................            193
          415   Primus Telecommunications Group, Inc.,
                  12.75%, 10/15/09 .............................            112
        2,000   Psinet, Inc.,  10.00%, 2/15/05 .................            520
          210   Psinet, Inc.,  11.00%, 8/01/09 .................             55
     (n)3,610   Rhythms Netconnections,  13.50%, 5/15/08 .......            433
          415   Rhythms Netconnections, Series B
                  14.00%, 2/15/10 ..............................             95
     (n)1,440   RSL Communications, plc
                  10.125%, 3/01/08 .............................             54
        2,000   RSL Communications, plc,  9.125%, 3/01/08 ......             80
          200   RSL Communications, plc,
                  12.00%, 11/01/08 .............................             13
          241   RSL Communications, plc,  12.25%, 11/15/06 .....             18
        1,025   Tele1 Europe B.V.,  13.00%, 5/15/09 ............            912
     (n)1,930   Viatel, Inc., 12.50%, 4/15/08 ..................            289
     (n)1,290   Wam!Net, Inc., 13.25%, 3/01/05 .................            297
        6,895   Winstar Communications,  14.75%, 4/15/10 .......          1,931
        2,300   XO Communications, Inc.,  9.45%, 4/15/08 .......          1,196
          450   XO Communications, Inc., 12.125%,
                  12/01/09 .....................................            203
                                                                   ------------
                                                                         17,468
                                                                   ------------
  COMMUNICATIONS: MOBILE (8.5%)
        1,195   AMSC Acquisition Co., Inc.,
                  12.25%, 4/01/08 ..............................            442
          525   Cellco Finance N.V. Turkcell,
                  12.75%, 8/01/05 ..............................            494
        1,475   Centennial Cellular,  10.75%, 12/15/08 .........          1,386
        1,500   CTI Holdings,  11.50%, 4/15/08 .................            578
        2,425   Dolphin Telecom plc,  11.50%, 6/01/08 ..........            340

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
High Yield Porfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

    FACE
   AMOUNT                                                               VALUE
   (000)                                                                (000)
---------------------------------------------------------------------------------------
  COMMUNICATIONS: MOBILE  (CONT.)
$         300   Dolphin Telecom plc,  14.00%, 5/15/09 ..........       $     33
        1,175   Globalstar Capital Corp.,  11.375%, 2/15/04 ....            123
          310   Globalstar LP,  11.50%, 6/01/05 ................             39
          750   Grupo Iusacell S.A. de C.V. 14.25%, 12/01/06 ...            741
     (n)2,850   Nextel Communications, Inc. 10.65%, 9/15/07 ....          2,251
       (n)500   Nextel Communications, Inc. 9.95%, 2/15/08 .....            365
        2,275   Occidente y Caribe Cellular,  14.00%, 3/15/04 ..          1,683
        1,690   International Finance B.V. 10.75%, 7/01/07 .....          1,234
                                                                       ---------
                                                                          9,709
                                                                       ---------
  ENERGY (2.4%)
     (n)1,360   Husky Oil Ltd.,  8.90%, 8/15/28 ................          1,362
       (e)700   Nuevo Energy Co.,  9.375%, 10/01/10 ............            702
          425   Vintage Petroleum,  8.625%, 2/01/09 ............            431
          280   Vintage Petroleum,  9.75%, 6/30/09 .............            297
                                                                       ---------
                                                                          2,792
                                                                       ---------
  FINANCIAL (1.7%)
     (e)1,095   Anthem Insurance Co., Inc.,  9.125%, 4/01/10 ...          1,065
        1,000   Golden State Holdings,  7.125%, 8/01/05 ........            937
                                                                       ---------
                                                                          2,002
                                                                       ---------
  FOOD & BEVERAGES (1.0%)
        1,180   Smithfield Foods, Inc.,  7.625%, 2/15/08 .......          1,102
                                                                       ---------
  GAMING (5.2%)
        1,385   Harrahs Operating Co., Inc. 7.875%, 12/15/05 ...          1,378
        1,075   Horseshoe Gaming Holdings Corp. 8.625%, 5/15/09           1,052
        1,075   International Game Technology 8.375%, 5/15/09 ..          1,072
          775   Park Place Entertainment,  8.50%, 11/15/06 .....            800
          950   Station Casinos, Inc.,  9.75%, 4/15/07 .........            962
          613   Station Casinos, Inc.,  10.125%, 3/15/06 .......            635
                                                                       ---------
                                                                          5,899
                                                                       ---------
  GENERAL INDUSTRIAL (1.6%)
          700   Actuant Corp.,  13.00%, 5/01/09 ................            637
     (e)1,155   Flowserve Corp.,  12.25%, 8/15/10 ..............          1,149
                                                                       ---------
                                                                          1,786
                                                                       ---------
  HEALTHCARE (6.1%)
        1,730   Fresenius Medical Capital Trust II 7.875%, 2/01/08        1,591
          600   HCA - The Healthcare Corp.,  7.58%, 9/15/25 ....            521
        1,800   HCA - The Healthcare Corp.,  7.69%, 6/15/25 ....          1,583
          895   HCA - The Healthcare Corp.,  8.13%, 8/04/03 ....            907
           75   HCA - The Healthcare Corp. 8.75%, 9/01/10 ......             79
          680   Tenet Healthcare Corp.,  8.125%, 12/01/08 ......            687
        1,525   Tenet Healthcare Corp.,  8.625%, 1/15/07 .......          1,561
                                                                       ---------
                                                                          6,929
                                                                       ---------
  HOTELS & LODGING (1.5%)
        1,085   Hilton Hotels Corp.,  7.95%, 4/15/07 ...........          1,090
          700   Host Marriott LP,  8.375%, 2/15/06 .............            679
                                                                       ---------
                                                                          1,769
                                                                       ---------
  MEDIA (1.7%)
        1,040   Satelites Mexicanos,  10.125%, 11/01/04 ........            676
          875   TV Azteca, Series B,  10.50%, 2/15/07 ..........            827
          900   XM Satellite Radio Holdings, Inc. 14.00%, 3/15/10           495
                                                                       ---------
                                                                          1,998
                                                                       ---------
  METALS (2.0%)
          435   Glencore Nickel Property Ltd. 9.00%, 12/01/14 ..            326
        1,780   Murrin Murrin Holdings, PTY, (Yankee Bond),
                 9.375%, 8/31/07 ...............................          1,335
        1,300   National Steel Corp.,  9.875%, 3/01/09 .........            520
        1,010   Republic Technologies International LLC/RTI
                Capital Corp.,  13.75%, 7/15/09 ................            101
                                                                       ---------
                                                                          2,282
                                                                       ---------
  PAPER & PACKAGING (4.4%)
          750   Crown Cork & Seal Finance plc 7.00%, 12/15/06 ..            383
        2,350   Indah Kiat Financial Mauritius 10.00%, 7/01/07 .            869
        1,250   Norampac, Inc.,  9.50%, 2/01/08 ................          1,250
          475   Owens-Illinois, Inc.,  7.35%, 5/15/08 ..........            252
        1,545   Owens-Illinois, Inc.,  7.50%, 5/15/10 ..........            803
          130   Owens-Illinois, Inc.,  7.80%, 5/15/18 ..........             60
        1,145   Pacifica Papers Corp.,  10.00%, 3/15/09 ........          1,139
          900   Pindo Deli Finance Mauritius 10.75%, 10/01/07 ..            324
                                                                       ---------
                                                                          5,080
                                                                       ---------
  REAL ESTATE (3.1%)
        1,000   Centex Corp.,  9.75%, 6/15/05 ..................          1,025
          840   D R Horton, Inc.,  8.00%, 2/01/09 ..............            756
          750   Lennar Corp., Series B,  9.95%, 5/01/10 ........            765
        1,170   Nortek, Inc.,  8.875%, 8/01/08 .................          1,035
                                                                       ---------
                                                                          3,581
                                                                       ---------
  RETAIL (5.1%)
          549   DR Securitized Lease Trust, Series 93-K1
                 Class A1,  6.66%, 8/15/10 .....................            434
        1,881   DR Securitized Lease Trust, Series 94-K1
                 Class A1,  7.60%, 8/15/07 .....................          1,655
          700   DR Securitized Lease Trust, Series 94-K1
                 Class A2,  8.375%, 8/15/15 ....................            515
        2,275   HMV Media Group plc, Series A 10.25%, 5/15/08 ..            944

   The accompanying notes are an integral part of the financial statements
-------------------------------------------------------------------------------


   FACE
   AMOUNT                                                              VALUE
   (000)                                                                (000)
--------------------------------------------------------------------------------
  RETAIL  (CONT.)
         $500   Musicland Group, Inc.,  9.00%, 6/15/03 .........        $   495
        1,810   Musicland Group, Inc.,  9.875%, 3/15/08 ........          1,810
                                                                       ---------
                                                                          5,853
                                                                       ---------
  SERVICES (2.2%)
        1,100   Waste Management, Inc.,  6.875%, 5/15/09 .......          1,034
          700   Waste Management, Inc.,  7.00%, 10/15/06 .......            675
          400   Waste Management, Inc.,  7.125%, 12/15/17 ......            344
          450   Waste Management, Inc.,  7.65%, 3/15/11 ........            435
                                                                       ---------
                                                                          2,488
                                                                       ---------
  SUPERMARKET/DRUG (1.3%)
       (e)856   CA FM Lease Trust,  8.50%, 7/15/17 .............            843
          840   Stater Brothers Holdings, Inc. 10.75%, 8/15/06 .            689
                                                                       ---------
                                                                          1,532
                                                                       ---------
  TECHNOLOGY (0.5%)
          860   Lucent Technologies, Inc.,  6.45%, 3/15/29 .....            585
                                                                       ---------
  TEXTILES & APPAREL (0.7%)
        1,015   West Point Stevens, Inc.,  7.875%, 6/15/05 .....            756
                                                                       ---------
  TRANSPORTATION (2.4%)
        1,677   Aircraft Lease Portfolio Securitization
                Ltd., Series 96-1 P1, Class D,  12.75%, 6/15/06           1,576
     (e)1,050   Jet Equipment Trust, Series A3, 8.16%, 12/15/13           1,134
                                                                       ---------
                                                                          2,710
                                                                       ---------
  UTILITIES (1.2%)
        1,100   AES Corp.,  8.50%, 11/01/07                               1,063
     (e)1,055   Paiton Energy Funding B.V.,  9.34%, 2/15/14 ....            316
                                                                       ---------
                                                                          1,379
                                                                       ---------
TOTAL CORPORATE BONDS AND NOTES (Cost $129,192).................          96,650
                                                                       ---------
SOVEREIGN & EMERGING MARKETS (1.2%)
  SOVEREIGN & EMERGING MARKETS (1.2%)
          685   Federative Republic of Brazil 11.00%, 8/17/40 ..            558
          950   Republic of Colombia,  9.75%, 4/23/09 ..........            793
                                                                       ---------
SOVEREIGN & EMERGING MARKETS (Cost $1,366) .....................          1,351
                                                                       ---------

SHARES
--------------
COMMON STOCK (0.1%)
  COMMUNICATIONS-FIXED (0.1%)
    (a)18,052   Tele1 Europe Holding AB ADR (Cost $85)                       84
                                                                      ---------
PREFERRED STOCKS (5.9%)
  COMMUNICATIONS-FIXED (1.8%)
        1,521   Broadwing, Inc., 12.50% ........................          1,498
     (a)9,373   XO Communications, Inc., 14.00% ................            457
     (a)3,810   XO Communications, Inc., 13.50% ................            111
                                                                       ---------
                                                                          2,066
                                                                       ---------
  COMMUNICATIONS: MOBILE (1.3%)
    (a)15,219   Dobson Communications Corp., PIK,  13.00% ......          1,347
       (a)197   Nextel Communications, Inc., PIK, 13.00% .......            199
                                                                       ---------
                                                                          1,546
                                                                       ---------
  MEDIA (1.4%)
    (a)12,985   Paxson Communications Corp., PIK,
                13.25%, 11/15/06 ...............................         $1,181
  (a)(e)3,977   Paxson Communications Corp.,
                PIK 9.75%, 12/31/06 ............................            376
                                                                       ---------
                                                                          1,557
                                                                       ---------
  RETAIL (0.5%)
       20,300   Kmart Financing, 7.50% .........................            542
                                                                       ---------
  UTILITIES (0.9%)
  (a)(e)1,130   TNP Enterprises, Inc. 14.50% ...................          1,090
                                                                       ---------
   TOTAL PREFERRED STOCK (Cost $6,641) .........................           6,801
                                                                       ---------

NO. OF
WARRANTS
---------------
WARRANTS (0.2%)
  COMMUNICATIONS-FIXED (0.1%)
 (a)(e)18,500   GT Group Telecommunications expiring 2/01/10 ...             65
       (a)925   Maxcom Telecommunication S.A. de C.V.,
                expiring 4/01/07................................             --
 (a)(e)38,700   Wam!Net, Inc., expiring 3/01/05 ................             45
                                                                       ---------
                                                                            110
                                                                       ---------
  COMMUNICATIONS: MOBILE (0.1%)
    (a)(e)600   Globalstar Telecommunications Ltd.,
                expiring 2/15/04................................             --
 (a)(e)18,450   Motient Corp., expiring 4/01/08 ................             14
(a)(e)111,000   Occidente y Caribe Cellular expiring 3/15/04 ...             69
                                                                       ---------
                                                                             83
                                                                       ---------
  MEDIA (0.0%)
  (a)(e)1,024   Paxson Communications Corp. expiring 6/30/03....             --
    (a)(e)900   XM Satellite Radio Holdings, Inc. expiring 3/15/10           17
                                                                       ---------
                                                                             17
                                                                       ---------
  METALS (0.0%)
  (a)(e)1,010   Republic Technologies International, expiring
                7/15/09.........................................             --

  UTILITIES (0.0%)
     (e)1,075   SW Acquisitions LP, expiring 4/01/11 ...........             32
                                                                       ---------
TOTAL WARRANTS (Cost $242) .....................................            242
                                                                       ---------

FACE
AMOUNT
(000)
------------
SHORT-TERM INVESTMENT (5.7%)
REPURCHASE AGREEMENT (5.7%)
   $ (f)6,565   Chase Securities, Inc., 5.60%, dated 12/29/00,
                due 1/02/01 (Cost $6,565) ......................         6,565
                                                                       ---------

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
High Yield Portfolio


                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%) (COST $144,840).....................        $ 111,920
                                                                      ---------
OTHER ASSETS (3.6%)
  Cash...............................................        $112
  Interest Receivable................................       2,882
  Receivable for Investments Sold....................         683
  Receivable for Portfolio Shares Sold...............         474
  Other..............................................           8         4,159
                                                        ----------
LIABILITIES (-1.3%)
  Payable for Investments Purchased..................     (1,137)
  Payable for Portfolio Shares Redeemed..............       (184)
  Investment Advisory Fees Payable...................       (115)
  Administrative Fees Payable........................        (16)
  Directors' Fees and Expenses Payable...............        (15)
  Distribution Fees Payable..........................        (12)
  Custodian Fees Payable.............................         (4)
  Other Liabilities..................................        (38)        (1,521)
                                                        ----------    ----------
NET ASSETS (100%).............................................          $114,558
                                                                      ==========
NET ASSETS CONSIST OF:
Paid in Capital...............................................          $159,967
Accumulated Net Investment Loss...............................              (20)
Accumulated Net Realized Loss.................................          (12,469)
Unrealized Depreciation on Investments
 and Foreign Currency Translations............................          (32,920)
                                                                     -----------
NET ASSETS                                                              $114,558
                                                                     ===========
CLASS A:
--------
NET ASSETS....................................................           $95,174
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 11,291,147 outstanding $0.001 par value shares
(authorized 500,000,000 shares)...............................             $8.43
                                                                     ===========
CLASS B:
--------
NET ASSETS....................................................           $19,384
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 2,306,644 outstanding $0.001 par value shares
(authorized 500,000,000 shares)...............................         $    8.40
                                                                     ===========

--------------------------------------------------------------------------------
(a)  --  Non-income producing security
(c)  --  Security is in default.
(e)  --  144A Security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2000. Maturity date disclosed is the ultimate maturity date.
ADR  --  American Depositary Receipt
PIK  --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
Floating Rate -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at December 31, 2000.

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                           High Yield Portfolio
                                      133

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------------------------------------
[CHART]

Commercial Paper                         (59.8%)
U.S. Government & Agency Securities      (15.4%)
Certificates of Deposit                  (13.9%)
Bank Notes                                (3.0%)
Other                                     (7.9%)

COMPARATIVE MONTHLY AVERAGE YIELDS
-------------------------------------------------
                                          [GRAPH]

               Money Market        IBC Money Fund
                Portfolio            Comparable
              30 Day Yields            Yields
              -------------        --------------
Jan           5.30%                5.05%
Feb           -----                -----
Mar           -----                -----
Apr           -----                -----
May           -----                -----
Jun           -----                -----
Jul           -----                -----
Aug           -----                -----
Sep           -----                -----
Oct           -----                -----
Nov           -----                -----
Dec           6.16%                6.00%

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have effective maturities of 397 days or less. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 2000, were 6.10% and 6.29%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

The U.S. economy grew rapidly during the first and second quarters of 2000 as real gross domestic product increased at a 4.8% and 5.6% annual pace, respectively. For April, the nation's unemployment rate reached 3.9%, the lowest level in 30 years. Despite strong growth and tight labor markets, rapid gains in productivity continued to help contain costs and to hold down underlying price pressures. Nonetheless, the inflation rate did gradually creep higher. Through November, the Consumer Price Index (CPI), on a year-over- year basis, rose by 3.4% as compared to a 2.7% increase for all of 1999. Excluding food and energy, CPI increased by 2.6% during the same time span as compared to 1.9% for all of 1999.

By June, the impact of higher interest rates, rising energy costs and lower equity valuations began to cool off the U.S. economy. Third quarter real gross domestic product slowed to a 2.2% growth rate, the slowest pace in almost four years. Factory activity softened significantly as the National Association of Purchasing Managers Composite Index fell to 43.7 in December, its fifth consecutive monthly decline. Growth in nonfarm payrolls slowed dramatically with payrolls advancing in October and November by an anemic 77,000 and 94,000, respectively.

During the first half of 2000, the Federal Reserve attempted to slow economic growth to a more sustainable, noninflationary pace by raising its target federal funds rate on three separate occasions. At mid-year, the funds rate stood at 6.50%, an increase of 100 basis points as compared to the year-end 1999 target. Although yields on money market securities were in a generally rising pattern for most of the year, weaker economic statistics during the fourth quarter caused the money market yield curve to decline and to become sharply inverted. For both Federal agency discount notes and the very top commercial paper issuers, yields for three month obligations reached levels 30 to 40

------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE AND ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE

------------------------------------------------------------------------------
Money Market Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (CONT.)

basis points below one month levels and six month rates were even lower. At the last Federal Open Market Committee (FOMC) meeting of the year (December 19, 2000), the Fed changed its economic assessment to one that states risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future.

Our primary strategy during the first half of the year consisted of purchasing money market securities that matured near upcoming FOMC meeting dates in order to quickly reinvest at higher short-term interest rate levels. In response to signs of slowing economic growth during the second half of the year, we slightly lengthened the weighted average maturity of the Portfolio in an attempt to lock in current market rates. As always, we try to operate the Portfolio in a conservative manner without the use of derivatives or funding agreements.

On December 31, 2000, approximately 60% of the Portfolio was invested in high quality commercial paper, 15% in Federal agency obligations, 8% in overnight repurchase agreements, and 17% in short-term bank notes and negotiable certificates of deposit issued by financially strong commercial banks. At December 31, the Portfolio's weighted average maturity was 60 days, representing an increase from June 30, 2000 and December 31, 1999 of 10 and 28 days, respectively. Seventy three percent of holdings were due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity. As always, the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

For the first half of 2001, we anticipate that the FOMC will react to the slowing pace of economic activity by reducing the federal funds rate target by a total of 50 to 150 basis points, or more. We believe the Portfolio is well positioned to take advantage of the money market yield levels which become available during the months ahead.

January 2001

------------------------------------------------------------------------------
                                                        Money Market Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------

 FACE                                                                AMORTIZED
AMOUNT                                                                 COST
(000)                                                                  (000)
----------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS (92.1%)
  BANK NOTES (3.0%)
    MAJOR BANKS (3.0%)
       $35,000  Bank of America N.A., 6.61%,  3/26/01 ..........        $35,000
        25,000  Bank of America N.A., 6.64%,  3/09/01 ..........         25,000
        30,000  LaSalle Bank N.A., 6.38%,  4/12/01 .............         30,000
                                                                   ------------
 TOTAL BANK NOTES (Cost $90,000)                                         90,000
                                                                   ------------
  CERTIFICATES OF DEPOSIT (13.9%)
    MAJOR BANKS (13.9%)
        30,000  Chase Manhattan Bank, 6.68%,  1/22/01 ..........         30,000
        30,000  First Star Savings Bank, 6.62%,  1/25/01 .......         30,000
        80,000  First Star Savings Bank, 6.66%,  1/09/01 .......         80,000
        60,000  Fleet National Bank, 6.63%,  1/26/01 ...........         60,000
        70,000  Harris Trust & Savings Bank, 6.42%,  3/19/01 ...         70,000
        40,000  Harris Trust & Savings Bank, 6.63%,  1/03/01 ...         40,000
        70,000  Sun Trust Bank, 6.59%,  4/05/01 ................         70,000
        40,000  Sun Trust Bank, 6.62%,  2/08/01 ................         40,000
                                                                   ------------
 TOTAL CERTIFICATES OF DEPOSIT (Cost $420,000) .................        420,000
                                                                   ------------
  COMMERCIAL PAPER (59.8%)
    BANKING (4.3%)
        50,000  J.P. Morgan & Co., 6.50%,  2/08/01 .............         49,657
        30,000  J.P. Morgan & Co., 6.50%,  2/20/01 .............         29,729
        20,000  Mellon Bank N.A., 6.40%,  3/12/01 ..............         19,751
        30,000  State Street Corp., 6.35%,  3/20/01 ............         29,588
                                                                   ------------
                                                                        128,725
                                                                   ------------
    COMPUTER HARDWARE (1.3%)
        40,000  IBM Credit Corp., 6.46%,  2/27/01 ..............         39,591
                                                                   ------------
    DIVERSIFIED FINANCIAL SERVICES (7.0%)
        45,000  Associates Corp. of North America 6.53%, 1/11/01         44,918
        60,000  Associates Corp. of North America 6.53%, 1/18/01         59,815
        25,000  General Electric Capital Corp. 6.48%, 3/06/01 ..         24,722
        25,000  General Electric Capital Corp. 6.40%, 4/18/01 ..         24,525
        60,000  General Electric Capital Corp. 6.39%, 5/01/01 ..         58,722
                                                                   ------------
                                                                        212,702
                                                                   ------------
    FINANCE - AUTOMOTIVE (3.6%)
        45,000  Ford Motor Credit Co. 6.53%,  1/05/01 ..........         44,967
        30,000  Ford Motor Credit Co. 6.40%,  2/15/01 ..........         29,760
        35,000  General Motors Acceptance Corp. 6.57%,  1/11/01          34,936
                                                                   ------------
                                                                        109,663
                                                                   ------------
    FINANCE - CONSUMER (5.2%)
        35,000  America Express Credit Corp. 6.42%,  3/30/01 ...         34,451
        30,000  New Center Asset Trust, 6.52%,  1/30/01 ........         29,842
        35,000  New Center Asset Trust, 6.49%,  2/05/01 ........         34,779
        45,000  New Center Asset Trust, 6.27%,  3/29/01 ........         44,318
        15,000  Wells Fargo & Co., 6.51%,  2/08/01 .............         14,897
                                                                   ------------
                                                                        158,287
                                                                   ------------
    FINANCE - CORPORATE (7.2%)
        30,000  Ciesco, LP 6.52%,  1/16/01 .....................         29,918
        50,000  Ciesco, LP 6.52%,  1/17/01 .....................         49,855
        30,000  Ciesco, LP 6.52%,  2/09/01 .....................         29,789
        35,000  CIT Group, Inc. 6.57%,  1/23/01 ................         34,859
        50,000  CIT Group, Inc. 6.57%,  1/29/01 ................         49,745
        25,000  CIT Group, Inc. 6.50%,  2/07/01 ................         24,833
                                                                   ------------
                                                                        218,999
                                                                   ------------
    INSURANCE (2.7%)
        60,000  American General Corp., 6.56%,  1/24/01 ........         59,749
        22,000  American General Corp., 6.49%,  2/28/01 ........         21,770
                                                                   ------------
                                                                         81,519
                                                                   ------------
    INTEGRATED OIL COMPANIES (1.0%)
        30,000  Texaco Inc., 6.49%,  2/13/01 ...................         29,767
                                                                   ------------
    INTERNATIONAL BANKS (18.0%)
        60,000  Abbey National N.A., 6.51%,  1/08/01 ...........         59,924
        60,000  ABN Amro North America, Inc. 6.54%,  1/04/01 ...         59,967
        30,000  Cregem North America Inc., 6.53%,  1/16/01 .....         29,918
        45,000  Cregem North America Inc.,6.54%,  1/19/01 ......         44,853
        55,000  Deutsche Bank Financial, Inc. 6.47%,  3/09/01 ..         54,338
        20,000  Deutsche Bank Financial, Inc. 6.47%,  3/30/01 ..         19,684
        35,000  Deutsche Bank Financial, Inc. 6.22%,  6/21/01 ..         35,000
        10,000  Halifax International, Inc., 6.45%,  2/23/01 ...          9,905
        50,000  Halifax International, Inc., 6.25%,  4/12/01 ...         49,123
        35,000  KFW International Finance, 6.53%,  1/12/01 .....         34,930
        25,000  Societe Generale, 6.50%,  2/22/01 ..............         24,765
        35,000  Societe Generale, 6.30%,  3/07/01 ..............         34,597
        40,000  UBS Finance, (Del.) LLC, 6.43%,  4/02/01 .......         39,350
        50,000  UBS Finance, (Del.) LLC, 6.40%,  4/27/01 .......         48,969
                                                                   ------------
                                                                        545,323
                                                                   ------------
    INVESTMENT BANKERS/BROKERS/SERVICES (5.8%)
        25,000  Goldman Sachs Group, Inc., 6.50%,  2/15/01 .....         24,797
        85,000  Goldman Sachs Group, Inc., 6.50%,  2/16/01 .....         84,297
        25,000  Merril Lynch & Co., 6.48%,  2/06/01 ............         24,838
        40,000  Merrill Lynch & Co., 6.54%,  1/10/01 ...........         39,935
                                                                   ------------
                                                                        173,867
                                                                   ------------
    MAJOR PHARMACEUTICALS (1.0%)
        30,000  Schering Corp., 6.25%,  4/10/01 ................         29,484
                                                                   ------------
    MAJOR U.S. TELECOMMUNICATIONS (1.6%)
        49,200  Verizon Global Funding , 6.30%,  2/28/01 .......         48,701
                                                                   ------------
    UTILITIES (1.1%)
        35,000  National Rural Utilities Cooperative Finance
                   Corp., 6.30%,  3/07/01 ......................         34,602
                                                                   ------------
 TOTAL COMMERCIAL PAPER (Cost $1,811,230) ......................      1,811,230
                                                                   ------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                        Money Market Portfolio
                                       136

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (CONT.)
------------------------------------------------------------------------------

 FACE                                                               AMORTIZED
AMOUNT                                                                 COST
(000)                                                                 (000)
-------------------------------------------------------------------------------
  US GOVERNMENT & AGENCY SECURITIES (15.4%)
    US AGENCY DISCOUNT NOTES (15.4%)
       $35,000  Federal Home Loan Bank, 6.29%, 4/11/01 .........  $     34,389
        15,000  Federal Home Loan Bank, 6.64%, 5/22/01 .........        14,610
        30,000  Federal Home Loan Bank, 5.83%, 6/22/01 .........        29,164
        20,000  Federal Home Loan Mortgage Corp. 6.30%, 2/01/01         19,895
        20,000  Federal Home Loan Mortgage Corp. 6.22%, 3/01/01         19,800
        25,000  Federal Home Loan Mortgage Corp. 6.26%, 3/29/01         24,622
        45,000  Federal Home Loan Mortgage Corp. 6.70%, 4/26/01         44,103
        40,000  Federal Home Loan Mortgage Corp. 5.84%, 6/21/01         38,895
        30,000  Federal National Morgage Association 5.75%,
                  1/02/01 ......................................         29,995
        40,000  Federal National Morgage Association 6.66%,
                  5/10/01 ......................................         39,103
        40,000  Federal National Morgage Association 6.34%,
                  5/21/01 ......................................         39,014
        40,000  Federal National Morgage Association 6.27%,
                  5/24/01 ......................................         39,004
        36,000  Federal National Morgage Association 5.97%,
                  6/07/01 ......................................         35,063
        40,000  Federal National Morgage Association 6.23%,
                  6/22/01 ......................................         38,809
        20,000  Federal National Morgage Association 6.22%,
                  6/27/01 ......................................         19,388
                                                                   ------------
 TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (Cost $465,854)              465,854
                                                                   ------------
  MONEY MARKET INSTRUMENTS (COST $2,787,084) ...................      2,787,084
                                                                   ------------
SHORT-TERM INVESTMENTS (7.9%)
(f)237,000   Chase Securities, Inc., 6.40%, dated 12/29/00, due
      1/02/01 (Cost $237,000)                                           237,000
                                                                   ------------
TOTAL INVESTMENTS (100.0%) (COST $3,024,084) ...................     $3,024,084
                                                                   ------------
OTHER ASSETS (0.2%)
  Cash .......................................              $81
  Interest Receivable ........................            5,419
  Other ......................................               120          5,620
                                                        --------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable ...........            (2,401)
  Administrative Fees Payable ................              (401)
  Directors' Fees and Expenses Payable .......              (136)
  Dividends Payable ..........................              (119)
  Custodian Fees Payable .....................               (61)
  Other Liabilities ..........................              (174)        (3,292)
                                                         --------   -------------
NET ASSETS (100%) ............................                       $3,026,412
                                                                    =============
NET ASSETS CONSIST OF:
Paid in Capital ..............................                       $3,026,703
Accumulated Net Realized Loss ................                             (291)
                                                                    ------------
NET ASSETS ...................................                       $3,026,412
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
Applicable to 3,026,878,711 outstanding $0.001 par
 value shares (authorized 4,000,000,000 shares)                           $1.00
                                                                    ============

------------------------------------------------------------------------------
(f) -- The repurchase agreement is fully collateralized by U.S.
       government and/ or agency obligations based on market prices at the date of this Statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

Variable/Floating Rate Instruments. -- The interest rate changes on these instruments are based on changes in a designated base rate. These instruments are payable on demand.

Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                        Money Market Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)

[CHART]

Other                        (-0.3%)
Weekly Variable Rate Bonds   (48.6%)
Commercial Paper             (21.0%)
Daily Variable Rate Bonds    (17.9%)
Municipal Bonds & Notes       (9.7%)
Put Option Bonds              (3.1%)

COMPARATIVE MONTHLY AVERAGE YIELDS
-------------------------------------------------
                                          [GRAPH]

                Municipal          IBC Municipal
               Money Market          Money Fund
                Portfolio            Comparable
              30 Day Yields            Yields
              -------------        -------------
Jan           2.90%                3.10%
Feb           -----                -----
Mar           -----                -----
Apr           -----                -----
May           -----                -----
Jun           -----                -----
Jul           -----                -----
Aug           -----                -----
Sep           -----                -----
Oct           -----                -----
Nov           -----                -----
Dec           3.64%                3.59%

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. The Investment Advisor and Sub-Advisor seek these objectives by investing in high quality municipal money market instruments which earn interest exempt from Federal income tax and by maintaining high levels of liquidity. The Portfolio will purchase only securities having remaining maturities of 397 days or less. Typically, the Portfolio will invest at least 80% of its assets in tax-exempt municipal securities. The Portfolio will not invest in municipal obligations that pay interest subject to the alternative minimum tax. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio at December 31, 2000, were 4.10% and 4.13%, respectively. The seven day taxable equivalent yield and seven day taxable equivalent effective yield for the Portfolio at December 31, 2000, assuming Federal income tax rate of 39.6% (maximum rate) were 6.79% and 6.84%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

Tax-free money market yields moved higher during the first half of 2000, continuing the trend of 1999. The Federal Reserve Board's three increases in the federal funds rate target between February and May of 2000 served as the impetus for the rise in rates. From mid-April through early May heavy cash outflows to meet tax payments placed added pressure on the market. Yields leveled out as we entered the third quarter and then held relatively steady for most of the remainder of 2000. During the final weeks of 2000 a downward bias in interest rates became evident. Signs of a more rapidly slowing economy prompted expectations for an easing in monetary policy. Indeed, on January 3, 2001, in an unusual inter-meeting step, the Fed lowered both the federal funds rate target and the discount rate.

Yields for longer-term fixed rate instruments provided the clearest measure of interest rate movements in the municipal money market. One-year yields, as measured by The Bond Buyer One Year Note Index, rose from 3.91% at the start of January 2000 to 4.10% in mid-April. The Index spiked upward to 4.64% in mid-May, reflecting a combination of tax-season selling and the Fed's 50 basis point increase in the fed funds target at its May meeting.

--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE AND ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE


--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)

One-year note yields settled to moderately lower levels during June and then moved within a narrow range of 4.15% to 4.25% for most of the third and fourth quarters. As the year drew to a close, the rising sentiment for a decline in interest rates brought the One Year Note Index down to 3.97%.

At the short end of the tax-free money market maturity spectrum, yields for daily and weekly variable rate demand obligations (VRDOs) followed a pattern similar to that for longer fixed rate instruments. As is typical, however, VRDO yields exhibited brief but sharp swings during times of pronounced seasonal cash flows. In January and July strong money fund inflows, fed in part by bond coupon and maturity payments, brought steep declines in VRDO yields. Money fund redemptions for tax payments in April and for quarter-end needs in September and December resulted in quick upward adjustments in yields. Weekly VRDOs had an average yield of 4.05% over the first half of 2000 and a moderately higher average of 4.25% over the second half. However, the range of yields was nearly 300 basis points, from a low of 2.95% set in January to a high of 5.85% in May.

Assets of the Portfolio increased 5% during 2000. At the end of the year net assets totaled $1,476 million. With the market seemingly poised for a period of lower interest rates, we sought opportunities to extend maturity during the fourth quarter. At the end of December the weighted average maturity of the Portfolio stood at 38 days, up from 26 days six months earlier. Tight supply conditions may limit our ability to manipulate portfolio maturity in the period immediately ahead. Nonetheless, given prospects for a steeper money market yield curve, we will seek to maintain an average maturity in the moderate range through investments in longer fixed-rate paper.



January 2001

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                                AMORITIZED
AMOUNT                                                                 COST
(000)                                                                  (000)
-------------------------------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (100.3%)
  FIXED RATE INSTRUMENTS (33.8%)
    COMMERCIAL PAPER (21.0%)
    $    7,100  Baltimore County, Maryland, Metropolitan Water
                  District, Series 1995 BANs,
                  4.30%,  2/08/01 ..............................   $      7,100
        23,000  Bexar Metropolitan Water District, Texas,
                  Series 1997, 4.35%, 2/07/01 ..................         23,000
        10,231  Florida Municipal Power Agency, Series A,
                  4.35%,  2/28/01 ..............................         10,231
         8,000  Houston, Texas, Series 1993 A, 4.15%,  2/21/01 .          8,000
        12,600  Houston, Texas, Series 1996 B, 4.40%,  1/11/01 .         12,600
         9,000  Illinois Educational Facilities Authority,
                  Northwestern University, Series 1998,
                  4.35%, 1/31/01 ...............................          9,000
        10,100  Intermountain Power Agency, Utah, Series
                  1997 B-2,  4.35%,  2/21/01 ...................         10,100
        11,500  Kentucky Asset/Liability Commission, 1999
                  1st Series A,  4.30%,  2/01/01 ...............         11,500
        25,000  Kentucky Asset/Liability Commission, 1999
                  2nd Series A,  4.15%,  2/07/01 ...............         25,000
        10,700  Las Vegas Valley Water District, Nevada,
                  Water, Series 1999 A,  4.25%,  2/14/01 .......         10,700
         9,835  Louisiana Public Facilities Authority, Christus
                  Health, Series 1999 B,  4.45%, 2/06/01 .......          9,835
        15,000  Louisiana Public Facility Authority, Christus
                  Health, Series 1999 B,  4.30%, 2/13/01 .......         15,000
        12,000  Massachusetts Water Resources Authority,
                  Series 1999, 4.10%,  1/23/01 .................         12,000
        10,000  Nebraska Public Power District, Series A
                  Notes,  4.10%,  2/16/01 ......................         10,000
        10,300  New York City, New York, Series 1994 H
                  (MBIA), 4.15%,  2/12/01 ......................         10,300
        14,995  Oklahoma City Industrial & Cultural Facilities
                  Trust, SSM Health Care, Series 1998 B
                  (MBIA),  4.40%,  2/14/01 .....................         14,995
         6,000  Petersburg, Indiana, Indianapolis Power &
                  Light Co., Series 1991, 4.50%,  1/11/01 ......          6,000
        10,000  Rochester, Minnesota, Mayo Foundation/Mayo
                  Medical Center, Series 2000 A, 4.35%, 2/27/01          10,000
         9,000  Shelby County, Tennessee, Baptist Memorial
                  Hospital, Series 2000, 4.10%, 2/22/01 ........          9,000
        30,000  South Carolina Public Service Authority,
                  Santee Cooper, Series 1998, 4.35%, 1/30/01 ...         30,000
        20,000  Texas Municipal Power, Series 1991,  4.30%,
                  1/16/01 ......................................         20,000
        20,000  University of Michigan Regents, Series B,
                  4.30%,  2/21/01 ..............................         20,000
        15,000  Wyoming Education Fund, Series 2000 B,
                  5.25%,  6/27/01 ..............................         15,072
                                                                   ------------
                                                                        309,433
                                                                   ------------
    MUNICIPAL BONDS & NOTES (9.7%)
        15,700  Chicago, Illinois, Board of Education, Series
                  2000 Class B TRANs,  0.00%, 3/01/32 ..........         15,700
         6,440  Georgia State, Series A,  6.25%,  2/01/05 ......          6,579
         4,065  Georgia State, Series D,  7.00%,  11/01/01 .....          4,153
        12,000  Indiana Bond Bank, Advanced Funding
                  Program, Series 2001, 3.85%, 2/01/01 .........         12,001
        12,075  Indianapolis Local Public Improvement Bond
                  Bank, Indiana, Series 2000 A,  5.00%, 1/08/01          12,083
         5,075  Kentucky State, Property & Building,
                  Project 68, 5.00%, 10/01/01 ..................          5,099
         7,894  llinois Educational Facilities Authority,
                  Series 1998, 4.15%, 3/12/01 ..................          7,894
        22,015  Massachusetts Health & Educational Facilities
                  Authorities, Series R,  0.00%, 11/01/49 ......         22,015
        16,675  Minnesota State, Series 2000, 4.75%,  11/01/01 .         16,742
        12,000  Oregon Housing & Community Services,
                  Series M,  4.40%,  11/28/01 ..................         12,000
        10,865  South Carolina Transportation Infrastructure,
                  Series A, 6.00%, 10/01/01 ....................         11,000
        18,600  Texas State Tax and Revenue, Series 2000,
                  TRANS, 5.25%, 8/31/01 ........................         18,714
                                                                   ------------
                                                                        143,980
                                                                   ------------
    PUT OPTION BONDS (3.1%)
        26,500  Intermountain Power Agency, Utah, Series E
                  3.75%,  7/01/14 ..............................         26,500
        11,075  Oklahoma State Water Reserve Board
                  Program, 7.00%,  9/01/24 .....................         11,075
         8,725  Putnam County Development Authority,
                  Florida, Seminole Electric Co-op Inc.,
                  Series 1984  H1 (NRU-CFC-GTD),
                  4.30%,  3/15/14 ..............................          8,725
                                                                   ------------
                                                                         46,300
                                                                   ------------
TOTAL FIXED RATE INSTRUMENTS (Cost $499,713) ...................        499,713
                                                                   ------------
  VARIABLE/FLOATING RATE INSTRUMENTS (66.5%)
    DAILY VARIABLE RATE BONDS (17.9%)
        12,000  Burke County Development Authority,
                  Georgia,  4.35%,  2/08/01 ....................         12,000
         8,900  Burke County Development Authority,
                  Georgia, Power Co., Series 1985,
                  0.00%, 7/01/24 ...............................          8,900
         6,100  Clark County, Nevada, Airport Improvement,
                  Series B-2, 0.00%, 7/01/29 ...................          6,100
        26,735  Farmington, New Mexico, 3.75%, 9/01/24 .........         26,735
         7,000  Forsyth, Montana, Pacificorp, Revenue Bonds,
                  SEries 1988, 0.00%, 1/01/18 ..................          7,000
        17,675  Harris County, Texas, Health Facilities
                  Development Corp.,  0.00%,  2/15/27 ..........         17,675
        20,400  Harris County, Texas, Health Facilities
                  Development Corp.,  0.00%,  2/15/27 ..........         20,400

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                                AMORITIZED
AMOUNT                                                                 COST
(000)                                                                  (000)
-------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE INSTRUMENTS  (CONT.)
    DAILY VARIABLE RATE BONDS  (CONT.)
    $   28,000  Harris County, Texas, Health Facilities
                  Development Corp., Methodist Hospital,
                  0.00%  12/01/25 ..............................   $     28,000
        10,000  Idaho Health Facilities, Authority Revenue
                  Bonds, 0.00%, 7/01/30 ........................         10,000
         2,485  Idaho Health Facilities, Authority Revenue
                  Bonds, Authority Revenue Bonds,
                  St. Lukes Regional Medica
                  0.00%, 5/01/22 ...............................          2,485
        10,200  Jackson County,  Mississippi Pollution
                  Control, 3.40%, 6/01/23 ......................         10,200
        24,790  Jacksonville, Florida, Pollution Control
                  Financing Authority, Power & Light Co.,
                  Series 1995, 2.00%, 5/01/29 ..................         24,790
         4,300  Long Island Power Authority, New York,
                  Electric System Revenue, 0.00%, 5/01/33 ......          4,300
         7,725  Massachusetts Health & Educational Facilities
                  Authorities, Capital Assets Program,
                  Series D, 0.00%, 1/01/35 .....................          7,725
        10,700  Missouri State Health & Educational Facilities
                  Authority, Series C,  0.00%, 3/01/40 .........         10,700
        20,000  Pinellas County Florida Health Facilities
                  Authorty Revenue, 3.50%, 12/01/15 ............         20,000
        25,000  Tempe, Arizona, Excise Tax Series 1998,
                  0.00%, 7/01/23 ...............................         25,000
        12,500  Uinta County, Wyoming, Pollution Control
                  Revenue, 0.00%, 8/15/20 ......................         12,500
        10,000  Utah County, Utah, USX Corp.,
                  Series 1995,  0.00%,  11/01/17 ...............         10,000
                                                                   ------------
                                                                        264,510
                                                                   ------------
    WEEKLY VARIABLE RATE BONDS (48.6%)
        14,300  Albuquerque, New Mexico, Airport Sub Lien,
                  Series 1995, 0.00%, 7/01/14 ..................         14,300
        13,385  Burke County Development Authority,
                  Georgia, Series 1998 A,  0.00%, 1/01/19 ......         13,385
         6,000  Chicago, Illinois, People's Gas Light and Coke
                  Co., Series 2000, 0.00%, 3/01/30 .............          6,000
        16,800  Clark County, Nevada, Airport Improvement,
                  Series 1993 A,  4.20%, 7/01/12 ...............         16,800
        12,750  Clarksville Public Building Authority,
                  Tennessee, Series 1995, 0.00%, 10/01/25 ......         12,750
        12,330  Cleveland, Ohio, Income Tax Sub Lien,
                  Series 1994, 0.00%, 5/15/24 ..................         12,330
        25,200  Connecticut Health & Educational Facilities
                  Authority, Yale University, Series T-1,
                  0.00%,  7/01/29 ..............................         25,200
         7,875  Connecticut Second Lien Special Tax, Series
                  1990, 0.00%, 12/01/10 ........................          7,875
         7,315  Connecticut, Series 1997 B, 0.00%, 5/15/14 .....          7,315
           100  Cuyahoga County, Ohio, Hospital Revenue,
                  0.00%,  1/01/24 ..............................            100
        17,300  Cuyahoga County, Ohio, University  Hospital,
                  Series 1999 E,  0.00%, 1/15/29 ...............         17,300
        20,475  Dade County, Florida, Water & Sewer System,
                  Series 1994, 4.20%, 10/05/22 .................         20,475
        12,000  Dallas Texas Area Rapid Transit,
                  0.00%, 1/05/05 ...............................         12,000
        16,000  District of Columbia, George Washington
                  University, Series 1999 C, 0.00%, 9/15/29 ....         16,000
         3,800  Fulton County Development Authority,
                  Georgia, Morehouse College,
                  0.00%,  8/01/17 ..............................          3,800
        23,400  Harris County, Texas, Baytank Houston Inc.,
                  Series 1998, 0.00%, 2/01/20 ..................         23,400
         5,000  Illinois Development Finance Authority, Con
                  Edison Co. Series C, 93A, 0.00%, 3/01/09 .....          5,000
         8,000  Illinois Development Finance Authority, Palos
                  Community Hospital, Series 1995,
                  0.00%,  9/01/15 ..............................          8,000
        19,900  Illinois State Toll Highway Authority,
                  Series 1993 B,0.00%,1/01/10 ..................         19,900
        10,000  Intermountain Power Agency, Utah,
                  0.00%,  7/01/15 ..............................         10,000
         4,000  Jacksonville Electric Authority, Florida, Water
                  and Sewer, Series B, 0.00%, 10/01/34 .........          4,000
         5,510  Louisiana Public Facilities Authority, College
                  & University Equipment, Series A,
                  0.00%,  9/01/10 ..............................          5,510
        20,000  Louisiana State Offshore Term Authority,
                  0.00%,  9/01/17 ..............................         20,000
         8,100  Maryland Health & Educational Facilities,
                  John Hopkins Hospital, Series 1997 A,
                  Series A, 0.00%, 7/01/27 0.00%,  7/01/27 .....          8,100
        13,600  Massachusetts Water Resources Authority,
                  Series B,  0.00%, 8/01/28 ....................         13,600
        25,000  Massachusetts, GO,  0.00%,  9/01/16 ............         25,000
        30,300  Massachusetts, Series 1997 B,
                  0.00%, 8/01/15 ...............................         30,300
        20,000  Metropolitan Atlanta Rapid Transportation
                  Authority, Series A,  0.00%, 7/01/25 .........         20,000
        21,680  Minneapolis, Minnesota,  0.00%,  12/01/18 ......         21,680
        10,000  Missouri Health & Educational Facilities
                  Authority, 0.00%, 7/01/35 ....................         10,000
        10,215  Missouri Health & Educational Facilities
                  Authority, Sisters of Mercy Health System,
                  Series 1995 B, 0.00%, 12/01/16 ...............         10,215
         4,000  Municipal Electric Authority, Georgia,
                  Series E, 0.00%, 1/01/26 .....................          4,000
        19,100  New Jersey State Authority, Series 1991 D,
                  5.65%,  1/01/18 ..............................         19,100
        17,650  New York City Housing Development,
                  Series A, 0.00%, 11/15/19 ....................         17,650
         9,135  New York City Transportation Finance
                  Authority, New York, Fiscal 1999, 2nd
                  Series A-1,  0.00%,  11/15/22 ................          9,135

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                                AMORITIZED
AMOUNT                                                                 COST
(000)                                                                  (000)
-------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE INSTRUMENTS  (CONT.)
    WEEKLY VARIABLE RATE BONDS  (CONT.)
    $   14,400  New York City, New York, Fiscal 1996 J-2,
                  0.00%,  2/15/16 ..............................   $     14,400
         5,000  New York State Housing Finance Agency,
                  Series 1998 A,  0.00%,  3/15/28 ..............          5,000
        24,300  New York State Local Government Assistance
                  Corporation, Series 1995 G,
                  0.00%, 4/01/25 ...............................         24,300
        20,000  North Carolina Medical Care Community
                  Hospital, 0.00%, 6/01/30 .....................         20,000
        22,550  North Carolina Medical Care Community
                  Hospital, 3.70%, 12/01/25 ....................         22,550
         3,900  Nueces County Health Facilities
                  Developmental Corporation, Texas,
                  Driscoll Childrens' Foundation Series 1985,
                  4.55%,  7/01/15 ..............................          3,900
         6,000  Ohio State University, Series B,
                  0.00%,  12/01/19 .............................          6,000
        20,500  Oregon, Series 73F, 0.00%, 12/01/17 ............         20,500
         9,350  Puerto Rico, Government Development Bank,
                  Series 1996, 4.00%, 12/01/15 .................          9,350
        19,700  Pulaski County, Arkansas, Health Facility,
                  Series B, 0.00%, 12/01/28 ....................         19,700
        25,000  Salt Lake City, Utah, IHC Health Services
                  Inc., Series 1990 B, 0.00%, 1/01/20 ..........         25,000
         4,200  Suffolk County Water Authority, New York,
                  Series 1997 BANS, 0.00%, 11/01/02 ............          4,200
         7,505  Texas State, Veterans Housing Assistance
                  Fund, Series 1995, 0.00%, 12/01/16 ...........          7,505
        14,800  University of Alabama Hospital,
                  Series 2000 B, 0.00%, 9/01/31 ................         14,800
         6,600  University of Maryland, Series 1996 B,
                  0.00%, 7/01/15 ...............................          6,600
         4,000  University of Minnesota Regents,
                  Series 1999 A,  0.00%,  1/01/34 ..............          4,000
         8,000  Volusia County Florida Health Facility
                  0.00%,  11/01/15 .............................          8,000
        11,300  Washington, Series 1996 B, 0.00%, 6/01/20 ......         11,300
        20,000  Weber County, Utah, IHC Health Services,
                  Inc., Series 2000 C, 0.00%, 2/15/35 ..........         20,000
                                                                   ------------
                                                                        717,325
                                                                   ------------
TOTAL VARIABLE/FLOATING RATE INSTRUMENTS
   (Cost $981,835)                                                      981,835
                                                                   ------------
TOTAL TAX-EXEMPT INSTRUMENTS (100.3%)
   (Cost $1,481,548)                                                  1,481,548
                                                                   ------------

                                                                      AMOUNT
                                                                       (000)
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (Cost $1,481,548) ..................    $  1,481,548
                                                                   ------------
OTHER ASSETS (0.6%)
  Cash ....................................            $      68
  Interest Receivable .....................                8,519
  Other ...................................                   83   $      8,670
                                                       ---------
LIABILITIES (-0.9%)
  Payable for Investments Purchased .......              (12,001)
  Investment Advisory Fees Payable ........               (1,279)
  Administrative Fees Payable .............                 (215)
  Directors' Fees and Expenses Payabl .....                  (88)
  Custodian Fees Payable ..................                  (43)
  Dividends Declared ......................                   (4)
  Other Liabilities .......................                 (152)       (13,782)
                                                       ---------   ------------
NET ASSETS (100%) .........................                        $  1,476,436
                                                                   ============
NET ASSETS CONSIST OF:
Paid in Capital ...........................                        $  1,476,530
Accumulated Net Realized Loss .............                                 (94)
                                                                   ------------
NET ASSETS ................................                        $  1,476,436
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE

 Applicable to 1,476,517,016 outstanding $0.001 par
  value shares (authorized 4,000,000,000 shares)                   $       1.00
                                                                   ============

--------------------------------------------------------------------------------
BANS   -- Bond Anticipation Notes
NRU-CFC-GTD-- National Rural Utilities
  Cooperative Finance Corporation Guaranteed

Variable/Floating Rate Instruments. The Interest rate changes on these instruments are based on changes in a designated base rate. These instruments are payable on demand.

Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.



     The accompanying notes are an integral part of the financial statements
--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

        SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE
-----------------------------------------------------------
                                     AMORTIZED
                                       COST      PERCENT OF
STATE                                  (000)     NET ASSETS
-----------------------------------------------------------
Alabama .......................       $14,800          1.0%
Arizona .......................        25,000          1.7
Arkansas ......................        19,700          1.3
Connecticut ...................        40,390          2.7
District of Columbia ..........        16,000          1.1
Florida .......................        96,222          6.5
Georgia .......................        72,817          4.9
Idaho .........................        12,485          0.8
Illinois ......................        71,494          4.8
Indiana .......................        30,083          2.0
Kentucky ......................        41,599          2.8
Louisiana .....................        50,345          3.4
Maryland ......................        21,800          1.5
Massachusetts .................       110,640          7.5
Michigan ......................        20,000          1.4
Minnesota .....................        52,422          3.5
Mississippi ...................        10,200          0.7
Missouri ......................        30,915          2.1
Montana .......................         7,000          0.5
Nebraska ......................        10,000          0.7
Nevada ........................        33,600          2.3
New Jersey ....................        19,100          1.3
New Mexico ....................        41,035          2.8
New York ......................        89,285          6.0
North Carolina ................        42,550          2.9
Ohio ..........................        35,730          2.4
Oklahoma ......................        26,070          1.8
Oregon ........................        32,500          2.2
Puerto Rico ...................         9,350          0.6
South Carolina ................        41,000          2.8
Tennessee .....................        21,750          1.5
Texas .........................       195,194         13.2
Utah ..........................       101,600          6.9
Washington ....................        11,300          0.8
Wyoming .......................        27,572          1.9
                                   ----------       ------
                                   $1,481,548        100.3%
                                   ==========       ======


     The accompanying notes are an integral part of the financial statements
------------------------------------------------------------------------------
                                              Municipal Money Market Portfolio

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                          ACTIVE                  ASIAN                         EUROPEAN
                                                   INTERNATIONAL        ASIAN      REAL     EMERGING   EUROPEAN      REAL     GLOBAL
                                                      ALLOCATION       EQUITY    ESTATE      MARKETS     EQUITY    ESTATE     EQUITY
                                                       PORTFOLIO    PORTFOLIO PORTFOLIO    PORTFOLIO  PORTFOLIO PORTFOLIO  PORTFOLIO
                                                           (000)        (000)     (000)        (000)      (000)   (000)      (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                           $   8,502    $   1,094   $    97     $ 11,674    $ 2,259    $ 222    $ 1,727
   Interest                                                5,971          159         5        2,429        123       13        209
   Less: Foreign Taxes Withheld                             (825)         (65)       (4)        (612)      (250)     (42)      (124)
                                                       ---------    ---------   -------     --------    -------    -----    -------
     Total Income                                         13,648        1,188        98       13,491      2,132      193      1,812
                                                       ---------    ---------   -------     --------    -------    -----    -------
EXPENSES:

   Investment Advisory Fee                                 3,719          745        26       16,777        764       76        646
        Less: Fees Waived                                   (612)        (241)      (26)          --       (121)     (76)      (132)
                                                       ---------    ---------   -------     --------    -------    -----    -------
   Net Investment Advisory Fee                             3,107          504        --       16,777        643       --        514
   Administrative Fees                                       950          157        17        2,076        168       27        140
   Custodian Fees                                            362          176        35        1,628         72       20         61
   Directors' Fees and Expenses                               21            3         1           41          3        1          5
   Filing and Registration Fees                               41           23        19          117         21       18         31
   Foreign Tax Expense                                         7           38        --          650         --       --         --
   Insurance                                                  12            3        --           26          2       --          4
   Interest Expense                                           84           14         1          276         12        3          3
   Professional Fees                                          67           59        30          187         40       31         45
   Shareholder Reporting                                      16            5        --           54          3        1          3
   Distribution Fees on Class B Shares                        66            5         2           50          5        4         68
   Other Expenses                                             32            7         1           76          7        3          7
   Expenses Reimbursed by Advisor                             --           --       (71)          --         --       (7)        --
                                                       ---------    ---------   -------     --------    -------    -----    -------
     Total Expenses                                        4,765          994        35       21,958        976      101        881
                                                       ---------    ---------   -------     --------    -------    -----    -------
NET INVESTMENT INCOME (LOSS)                               8,883          194        63       (8,467)     1,156       92        931
                                                       ---------    ---------   -------     --------    -------    -----    -------
NET REALIZED GAIN (LOSS):
   Investments Sold                                       42,834        4,643       106      232,260*     7,698     (308)     1,012
   Foreign Currency Transactions                         (12,798)        (135)       (2)      (3,110)        65      (11)     1,650
   Futures Contracts                                      (3,291)          --        --           --         --       --         --
                                                       ---------    ---------   -------     --------    -------    -----    -------
     Total Net Realized Gain (Loss)                       26,745        4,508       104      229,150      7,763     (319)     2,662
                                                       ---------    ---------   -------     --------    -------    -----    -------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
   Investments                                          (117,384)     (44,069)     (121)    (805,124)    (4,921)   1,259        990
   Foreign Currency Translations                           1,137            8        --        9,226        513      (11)    (1,024)
   Futures Contracts                                      (8,187)          --        --           --         --       --         --
                                                       ---------    ---------   -------     --------    -------    -----    -------
     Total Net Change in Unrealized Appreciation
       (Depreciation)                                   (124,434)     (44,061)     (121)    (795,898)    (4,408)   1,248        (34)
                                                       ---------    ---------   -------     --------    -------    -----    -------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
    UNREALIZED APPRECIATION (DEPRECIATION)               (97,689)     (39,553)      (17)    (566,748)     3,355      929      2,628
                                                       ---------    ---------   -------     --------    -------    -----    -------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                              $(88,806)   $ (39,359)  $    46    $(575,215)    $4,511   $1,021     $3,559
                                                       =========    =========   =======    =========    =======   ======     ======
=======

--------------------
* Net of foreign tax expense of $5,444,000.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                          INTERNATIONAL INTERNATIONAL INTERNATIONAL  JAPANESE    LATIN
                                                                 EQUITY        MAGNUM     SMALL CAP    EQUITY AMERICAN
                                                              PORTFOLIO     PORTFOLIO     PORTFOLIO PORTFOLIO PORTFOLIO
                                                                  (000)         (000)         (000)     (000)     (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                   $112,961        $3,332        $9,913      $510     $313
   Interest                                                      11,545         1,065           538       124       53
   Less: Foreign Taxes Withheld                                (10,795)          (369)       (1,133)      (76)      (2)
                                                               --------     ---------      --------  --------  -------
     Total Income                                               113,711         4,028         9,318       558      364
                                                               --------     ---------      --------  --------  -------
EXPENSES:
   Investment Advisory Fee                                       36,891         1,739         3,556       600      220
        Less: Fees Waived                                            --          (192)         (204)      (66)     (44)
                                                               --------     ---------      --------  --------  -------
   Net Investment Advisory Fee                                   36,891         1,547         3,352       534      176
   Administrative Fees                                            7,077           360           589       128       41
   Custodian Fees                                                 1,374           172           226        19       55
   Directors' Fees and Expenses                                     156             9            13         3        1
   Filing and Registration Fees                                     158            33            38        19       24
   Foreign Tax Expense                                               --            --            --        --       22
   Insurance                                                         94             5             7         1       --
   Interest Expense                                                  37             7            38        22        7
   Professional Fees                                                219            42            64        39       37
   Shareholder Reporting                                            177             5            14         5        1
   Distribution Fees on Class B Shares                              118            68            --        10        3
   Other Expenses                                                   258            13            19         6        2
                                                               --------     ---------      --------  --------  -------
     Total Expenses                                              46,559         2,261         4,360       786      369
                                                               --------     ---------      --------  --------  -------
NET INVESTMENT INCOME (LOSS)                                     67,152         1,767         4,958      (228)      (5)
                                                               --------     ---------      --------  --------  -------
NET REALIZED GAIN (LOSS):
   Investments Sold                                             715,751         2,715        44,189     4,034       (5)
   Foreign Currency Transactions                                (45,071)         (931)         (660)      (23)     (16)
   Futures Contracts                                                 --          (267)           --        --       --
                                                               --------     ---------      --------  --------  -------
     Total Net Realized Gain (Loss)                             670,680         1,517        43,529     4,011      (21)
                                                               --------     ---------      --------  --------  -------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
   Investments                                                 (438,922)      (25,084)      (61,159)  (22,385)  (5,162)
   Foreign Currency Translations                                107,798           (40)          850        (2)      18
   Futures                                                           --          (296)           --        --       --
     Total Net Change in Unrealized Appreciation                --------     ---------      --------  --------  -------
       (Depreciation)                                          (331,124)      (25,420)      (60,309)  (22,387)  (5,144)
                                                               --------     ---------      --------  --------  -------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
   UNREALIZED APPRECIATION (DEPRECIATION)                       339,556       (23,903)      (16,780)  (18,376)  (5,165)
                                                               --------     ---------      --------  --------  -------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                                     $406,708     $ (22,136)     $(11,822) $(18,604) $(5,170)
                                                               ========     =========      ========  ========  =======

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                               SMALL
                                                       EQUITY       FOCUS    COMPANY             U.S. EQUITY  U.S. REAL      VALUE
                                                       GROWTH      EQUITY     GROWTH  TECHNOLOGY        PLUS     ESTATE     EQUITY
                                                    PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO
                                                        (000)       (000)      (000)       (000)       (000)      (000)      (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                           $8,265      $1,009       $409         $37        $220     $23,974     $1,283
   Interest                                             1,908         221        498         237           3         896        135
   Less: Foreign Taxes Withheld                            --          --         --          --          --         (63)        --
                                                    ---------    --------   --------    --------     -------    --------    -------
     Total Income                                      10,173       1,230        907         274         223      24,807      1,418
                                                    ---------    --------   --------    --------     -------    --------    -------
EXPENSES:
   Investment Advisory Fee                              8,235       1,325      1,647       1,358          90       3,841        301
    Less: Fees Waived                                      --        (33)       (77)        (41)         (59)        (93)       (60)
                                                    ---------    --------   --------    --------     -------    --------    -------
   Net Investment Advisory Fee                          8,235       1,292      1,570       1,317          31       3,748        241
   Administrative Fees                                  2,100         257        260         218          44         743        100
   Custodian Fees                                         138          35         72          41          19          48         16
   Directors' Fees and Expenses                            48           6          5           4           2          15          3
   Filing and Registration Fees                           162          25        107          73          20          80         25
   Insurance                                               38           4          2           2          --           8          1
   Interest Expense                                         4           1         --          13           1           1          4
   Professional Fees                                       81          38         35          31          27          46         30
   Shareholder Reporting                                  113          13         12           9           5          48          5
   Distribution Fees on Class B Shares                    868          57        183          22           2          41          2
   Other Expenses                                          49          10          8           6          11          64          4
                                                    ---------    --------   --------    --------     -------    --------    -------
     Total Expenses                                    11,836       1,738      2,254       1,736         162       4,842        431
                                                    ---------    --------   --------    --------     -------    --------    -------
NET INVESTMENT INCOME (LOSS)                           (1,663)       (508)    (1,347)     (1,462)         61      19,965        987
                                                    ---------    --------   --------    --------     -------    --------    -------
NET REALIZED GAIN (LOSS):
   Investments Sold                                    63,322      11,563     10,699      14,915         737      14,495      4,244
   Foreign Currency Translations                           --          --         --          --          --         (16)        --
                                                    ---------    --------   --------    --------     -------    --------    -------
     Total Net Realized Gain (Loss)                    63,322      11,563     10,699      14,915         737      14,479      4,244
                                                    ---------    --------   --------    --------     -------    --------    -------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
   Investments                                       (232,143)    (31,284)   (43,213)    (57,782)     (2,933)     93,030      4,834
                                                    ---------    --------   --------    --------     -------    --------    -------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
   UNREALIZED APPRECIATION (DEPRECIATION)            (168,821)    (19,721)   (32,514)    (42,867)     (2,196)    107,509      9,078
                                                    ---------    --------   --------    --------     -------    --------    -------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                  $(170,484)   $(20,229)  $(33,861)   $(44,329)    $(2,135)   $127,474    $10,065
                                                    =========    ========   ========    ========     =======    ========    =======


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                 GLOBAL                             MUNICIPAL
                                                       EMERGING       FIXED       FIXED         HIGH       MONEY        MONEY
                                                   MARKETS DEBT      INCOME      INCOME        YIELD      MARKET       MARKET
                                                      PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                          (000)       (000)       (000)        (000)       (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                $25         $--         $--         $269         $--          $--
   Interest                                               9,077      12,126       1,541       14,974     198,218       69,881
   Less: Foreign Taxes Withheld                            (140)         --          (2)          --          --           --
                                                        -------     -------      ------      -------     -------      -------
     Total Income                                         8,962      12,126       1,539       15,243     198,218       69,881
                                                        -------     -------      ------      -------     -------      -------
EXPENSES:
   Investment Advisory Fee                                  463         608         119          540       9,300        5,246
        Less: Fees Waived                                    --       (195)        (105)          --          --           --
                                                        -------     -------      ------      -------     -------      -------
   Net Investment Advisory Fee                              463         413          14          540       9,300        5,246
   Administrative Fees                                      103         277          57          226       4,723        2,689
   Custodian Fees                                            35          18          15           17         258          144
   Directors' Fees and Expenses                               2           7           2            7          68           17
   Filing and Registration Fees                              21          20          21           23         225          144
   Insurance                                                  1           3           1            3          25            1
   Interest Expense                                          19           1           6           --          20            7
   Professional Fees                                         50          36          35           42         127          112
   Shareholder Reporting                                      2           4           4           20          68           45
   Distribution Fees on Class B Shares                        2           3          --           70          --           --
   Other Expenses                                            12          12           3           12          24           18
                                                        -------     -------      ------      -------     -------      -------
     Total Expenses                                         710         794         158          960      14,838        8,423
                                                        -------     -------      ------      -------     -------      -------
NET INVESTMENT INCOME                                     8,252      11,332       1,381       14,283     183,380       61,458
                                                        -------     -------      ------      -------     -------      -------
NET REALIZED GAIN (LOSS):
   Investments Sold                                       4,439      (1,438)       (311)      (7,283)          4           (2)
   Foreign Currency Transactions                           (871)         --        (778)          --          --           --
   Securities Sold Short                                     75          --          --           --          --           --
                                                        -------     -------      ------      -------     -------      -------
     Total Net Realized Gain (Loss)                       3,643      (1,438)     (1,089)      (7,283)          4           (2)
                                                        -------     -------      ------      -------     -------      -------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
   Investments                                           (4,941)      8,722         (63)     (23,719)         --           --
   Foreign Currency Translations                             77          --         (24)          --          --           --
                                                        -------     -------      ------      -------     -------      -------
     Total Net Change in Unrealized Appreciation
     (Depreciation)                                      (4,864)      8,722         (87)     (23,719)         --           --
                                                        -------     -------      ------      -------     -------      -------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
   UNREALIZED APPRECIATION (DEPRECIATION)                (1,221)      7,284      (1,176)     (31,002)          4           (2)
                                                        -------     -------      ------      -------     -------      -------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                       $7,031     $18,616        $205     $(16,719)   $183,384      $61,456
                                                        =======     =======      ======      =======     =======      =======


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                   ACTIVE INTERNATIONAL
                                                                   ALLOCATION PORTFOLIO          ASIAN EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                                         2000            1999            2000          1999
                                                                        (000)           (000)           (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                $8,883          $7,290            $194          $428
  Net Realized Gain                                                    26,745          36,392           4,508        22,415
  Net Change in Unrealized Appreciation (Depreciation)              (124,434)          78,883        (44,061)        24,459
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                       (88,806)         122,565        (39,359)        47,302
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                   --          (2,165)           (115)         (718)
  In Excess of Net Investment Income                                    (528)         (2,247)             --            --
  Net Realized Gain                                                  (44,191)        (28,918)             --            --
  In Excess of Net Realized Gain                                     (13,227)             --              --            --
  CLASS B:
  Net Investment Income                                                   --             (30)             (3)          (15)
  In Excess of Net Investment Income                                     (31)            (31)             --            --
  Net Realized Gain                                                   (2,031)           (415)             --            --
  In Excess of Net Realized Gain                                        (608)             --              --            --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (60,616)        (33,806)           (118)         (733)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          223,132         306,079         216,082       133,913
  Distributions Reinvested                                             51,725          29,221         (1,812)           666
  Redeemed                                                          (199,096)       (106,381)       (222,871)      (127,781)
  CLASS B:
  Subscribed                                                        1,077,735           9,859             250           450
  Distributions Reinvested                                              2,623             459               3            15
  Redeemed                                                        (1,071,140)         (1,358)         (1,003)         (312)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions              84,979         237,879         (9,351)         6,951
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            (64,443)         326,638        (48,828)        53,520
NET ASSETS:
  Beginning of Period                                                 593,566         266,928         106,341        52,821
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                      $529,123        $593,566         $57,513      $106,341
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                             $(2,199)        $(2,119)             $32           $91
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  18,214          24,816          18,453        13,946
    Shares Issued on Distributions Reinvested                           4,707           2,218               8            49
    Shares Redeemed                                                  (16,165)         (8,511)        (19,051)      (13,211)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               6,756          18,523           (590)           784
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                  85,034             757             20             40
    Shares Issued on Distributions Reinvested                             232              34             --              1
    Shares Redeemed                                                  (84,123)           (108)            (78)          (30)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               1,143             683            (58)            11
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                       148

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                ASIAN REAL ESTATE PORTFOLIO    EMERGING MARKETS PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED    YEAR ENDED         YEAR ENDED      YEAR ENDED
                                                                 DECEMBER 31,  DECEMBER 31,       DECEMBER 31,    DECEMBER 31,
                                                                         2000          1999               2000            1999
                                                                        (000)         (000)              (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                            $63           $63           $(8,467)        $(2,713)
  Net Realized Gain (Loss)                                                104           359            229,150         135,938
  Net Change in Unrealized Appreciation (Depreciation)                  (121)           370          (795,898)         649,154
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                             46           792          (575,215)         782,379
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                  (44)         (122)                --               --
  In Excess of Net Investment Income                                     (10)          (10)                --               --
  In Excess of Net Realized Gain                                          --            --            (45,359)              --
  CLASS B:
  Net Investment Income                                                   (7)          (42)                --               --
  In Excess of Net Investment Income                                      (1)           (3)                --               --
  In Excess of Net Realized Gain                                          --            --               (705)              --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    (62)         (177)           (46,064)              --
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                               50           615            936,704         452,119
  Distributions Reinvested                                                  8            31             44,719             --
  Redeemed                                                              (211)         (649)          (997,140)       (453,915)
  CLASS B:
  Subscribed                                                              --            533             80,541          14,167
  Distributions Reinvested                                                  9            43                694             --
  Redeemed                                                              (854)         (112)           (75,091)        (12,172)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions               (998)           461            (9,573)             199
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              (1,014)        1,076          (630,852)         782,578
NET ASSETS:
  Beginning of Period                                                   4,284         3,208          1,561,892         779,314
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                        $3,270        $4,284           $931,040      $1,561,892
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                                $(11)         $(13)           $(4,154)        $(4,854)
-------------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                       7            82             55,489          35,173
    Shares Issued on Distributions Reinvested                               1             4              3,774             --
    Shares Redeemed                                                      (29)          (86)           (58,364)        (35,808)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                (21)           --                 899           (635)
-------------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                     --             70              4,792             979
    Shares Issued on Distributions Reinvested                               1             6                 59             --
    Shares Redeemed                                                     (114)          (17)            (4,496)           (848)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               (113)            59                355             131
-------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                   EUROPEAN EQUITY PORTFOLIO       EUROPEAN REAL ESTATE
                                                                                                        PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                                   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                                                           2000            1999           2000         1999
                                                                          (000)           (000)          (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                  $1,156          $1,894            $92         $445
  Net Realized Gain (Loss)                                                7,763          10,452          (319)        (316)
  Net Change in Unrealized Appreciation (Depreciation)                  (4,408)         (4,162)          1,248        (499)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations         4,511           8,184          1,021        (370)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                   (891)         (2,064)           (57)        (258)
  In Excess of Net Investment Income                                        --            (167)           (54)         (37)
  Net Realized Gain                                                     (8,347)        (11,303)            --           --
  CLASS B:
  Net Investment Income                                                    (19)            (35)            (9)         (32)
  In Excess of Net Investment Income                                        --              (3)            (8)          (4)
  Net Realized Gain                                                       (205)           (264)            --           --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (9,462)        (13,836)          (128)        (331)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             30,825          47,476          1,052        1,987
  Distributions Reinvested                                                8,484          12,471             88          286
  Redeemed                                                             (73,720)       (118,144)        (4,020)      (25,147)
  CLASS B:
  Subscribed                                                                623             701            160          433
  Distributions Reinvested                                                  224             298             10           26
  Redeemed                                                                (677)         (3,817)          (685)      (1,120)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions              (34,241)        (61,015)        (3,395)      (23,535)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              (39,192)        (66,667)        (2,502)      (24,236)
NET ASSETS:
  Beginning of Period                                                   107,226         173,893         11,717       35,953
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                         $68,034        $107,226         $9,215      $11,717
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                                   $137          $(174)          $(57)        $(41)
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     2,089           3,069            115          210
    Shares Issued on Distributions Reinvested                               609             849              9           30
    Shares Redeemed                                                     (5,018)         (7,670)          (460)      (2,644)
----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class A Shares Outstanding                          (2,320)         (3,752)          (336)      (2,404)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                        47              46             17           44
    Shares Issued on Distributions Reinvested                                16              20              1            3
    Shares Redeemed                                                        (47)           (250)           (73)        (116)
----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding                               16           (184)           (55)         (69)
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                               GLOBAL EQUITY PORTFOLIO     INTERNATIONAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                      2000            1999             2000            1999
                                                                     (000)           (000)            (000)           (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                               $931          $2,728          $67,152         $51,726
  Net Realized Gain                                                  2,662          28,239          670,680         354,703
  Net Change in Unrealized Appreciation (Depreciation)                (34)        (25,843)        (331,124)         243,836
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                       3,559           5,124          406,708         650,265
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                            (1,450)         (2,179)          (8,527)        (39,249)
  In Excess of Net Investment Income                                  (16)           (315)              --              --
  Net Realized Gain                                                (6,094)        (18,311)        (756,896)       (322,951)
  In Excess of Net Realized Gain                                     (267)             --               --              --
  CLASS B:
  Net Investment Income                                              (891)           (475)              --            (262)
  In Excess of Net Investment Income                                  (10)            (69)              --              --
  Net Realized Gain                                                (4,025)         (3,780)          (9,251)         (2,795)
  In Excess of Net Realized Gain                                     (176)             --               --              --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             (12,929)        (25,129)        (774,674)       (365,257)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                        35,328          15,201        1,709,509       1,675,013
  Distributions Reinvested                                           7,232          19,363          734,961         344,185
  Redeemed                                                       (110,575)       (131,408)       (1,900,180)     (1,073,291)
  CLASS B:
  Subscribed                                                        11,839          22,424           22,581          25,017
  Distributions Reinvested                                           5,127           4,325            9,176           2,913
  Redeemed                                                        (12,702)         (8,036)          (8,693)         (5,010)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions         (63,751)        (78,131)          567,354         968,827
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                         (73,121)        (98,136)          199,388       1,253,835
NET ASSETS:
  Beginning of Period                                              143,735         241,871        4,671,409       3,417,574
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                    $70,614        $143,735       $4,870,797      $4,671,409
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                            $(134)          $(365)           $6,322        $(1,460)
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                1,966             742           86,711          86,582
    Shares Issued on Distributions Reinvested                          425           1,029           42,704          17,923
    Shares Redeemed                                                (6,334)         (6,489)         (96,263)        (54,905)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding          (3,943)         (4,718)           33,152          49,600
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                  660           1,066            1,161           1,279
    Shares Issued on Distributions Reinvested                          304             236              535             152
    Shares Redeemed                                                  (722)           (395)            (445)           (255)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class B Shares Outstanding                         242             907            1,251           1,176
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                INTERNATIONAL MAGNUM PORTFOLIO   INTERNATIONAL SMALL CAP
                                                                                                        PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                                  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                          2000            1999           2000          1999
                                                                         (000)           (000)          (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $1,767          $2,544         $4,958        $3,727
  Net Realized Gain (Loss)                                               1,517          13,026         43,529        28,999
  Net Change in Unrealized Appreciation (Depreciation)                (25,420)          32,007       (60,309)        63,878
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        (22,136)          47,577       (11,822)        96,604
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                (1,382)         (2,072)        (3,459)       (4,582)
  In Excess of Net Investment Income                                   (1,079)             --             --          (418)
  Net Realized Gain                                                    (3,602)         (8,198)       (15,048)      (20,419)
  In Excess of Net Realized Gain                                       (3,698)             --            (90)           --
  CLASS B:
  Net Investment Income                                                  (132)           (257)            --            --
  In Excess of Net Investment Income                                     (103)             --             --            --
  Net Realized Gain                                                      (472)         (1,323)       (37,134)           --
  In Excess of Net Realized Gain                                         (485)             --           (225)           --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (10,953)        (11,850)       (55,956)      (25,419)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                           309,767         128,879         82,685        45,497
  Distributions Reinvested                                               9,098           9,764         55,201        24,307
  Redeemed                                                            (294,968)       (251,176)      (53,573)      (36,506)
  Transaction Fees                                                          --              --            681           583
  CLASS B:
  Subscribed                                                            29,944          31,085             --            --
  Distributions Reinvested                                               1,191           1,571             --            --
  Redeemed                                                            (34,259)        (32,459)             --            --
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions               20,773        (112,336)        84,994        33,881
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                             (12,316)        (76,609)         17,216       105,066
NET ASSETS:
  Beginning of Period                                                  219,356         295,965        357,708       252,642
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                       $207,040        $219,356       $374,924      $357,708
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                              $(1,182)        $     60       $    453      $  (419)
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                   24,596          10,445          4,265         2,428
    Shares Issued on Distributions Reinvested                              762             759          3,340         1,308
    Shares Redeemed                                                   (23,322)        (20,684)        (2,786)       (2,111)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                2,036         (9,480)          4,819         1,625
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                    2,370           2,469             --            --
    Shares Issued on Distributions Reinvested                               99             122             --            --
    Shares Redeemed                                                    (2,699)         (2,591)             --            --
----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding                           (230)             --              --            --
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                    JAPANESE EQUITY PORTFOLIO    LATIN AMERICAN PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                                                            2000           1999           2000         1999
                                                                           (000)          (000)          (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                            $(228)         $(180)           $(5)         $259
  Net Realized Gain (Loss)                                                 4,011             10           (21)        1,516
  Net Change in Unrealized Appreciation (Depreciation)                  (22,387)         30,838        (5,144)        6,903
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations       (18,604)         30,668        (5,170)        8,678
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                    (182)             --          (181)        (436)
  In Excess of Net Investment Income                                       (585)             --            (8)          --
  CLASS B:
  Net Investment Income                                                     (13)             --           (19)         (30)
  In Excess of Net Investment Income                                        (29)             --            (1)          --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                      (809)             --          (209)        (466)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                              59,243         61,773         27,528        7,989
  Distributions Reinvested                                                   598             --            177          420
  Redeemed                                                              (58,944)       (75,399)       (10,986)      (17,160)
  CLASS B:
  Subscribed                                                               3,108          2,388             75          212
  Distributions Reinvested                                                    40             --             18           27
  Redeemed                                                               (1,679)        (1,064)           (86)        (664)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                  2,366       (12,302)         16,726      (9,176)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               (17,047)         18,366         11,347        (964)
NET ASSETS:
  Beginning of Period                                                     77,204         58,838         15,196       16,160
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                          $60,157        $77,204        $26,543      $15,196
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                                  $(617)         $(376)           $(9)         $193
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                      6,480          8,179          2,507          973
    Shares Issued on Distributions Reinvested                                 75             --             15           45
    Shares Redeemed                                                      (6,448)       (10,247)        (1,027)      (2,025)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                    107        (2,068)          1,495      (1,007)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                        335            304              7           24
    Shares Issued on Distributions Reinvested                                  5             --              2            3
    Shares Redeemed                                                        (183)          (128)            (9)         (74)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                    157            176             --         (47)
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                  EQUITY GROWTH PORTFOLIO        FOCUS EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                                 DECEMBER 31,     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                         2000             1999           2000          1999
                                                                        (000)            (000)          (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                $(1,663)         $(1,402)         $(508)        $(504)
  Net Realized Gain (Loss)                                             63,322          125,662         11,563        47,285
  Net Change in Unrealized Appreciation (Depreciation)              (232,143)          227,053       (31,284)         7,047
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                      (170,484)          351,313       (20,229)        53,828
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                   --              (23)            --            --
  In Excess of Net Investment Income                                      --              (35)            --            --
  Net Realized Gain                                                  (71,692)         (55,337)       (16,258)      (28,868)
  CLASS B:
  Net Investment Income                                                   --               (6)            --            --
  In Excess of Net Investment Income                                      --              (10)            --            --
  Net Realized Gain                                                  (26,921)         (13,532)        (2,612)       (4,789)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (98,613)         (68,943)       (18,870)      (33,657)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          221,091          248,578         45,463        50,123
  Distributions Reinvested                                             69,154           53,147         15,652        26,848
  Redeemed                                                          (189,227)        (345,875)       (36,801)      (89,436)
  CLASS B:
  Subscribed                                                          212,481          147,967          4,031         3,277
  Distributions Reinvested                                             25,681           12,393          2,568         4,773
  Redeemed                                                           (56,597)         (42,581)        (4,703)       (4,876)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions             282,583           73,629         26,210       (9,291)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              13,486          355,999       (12,889)        10,880
NET ASSETS:
  Beginning of Period                                               1,223,894          867,895        158,296       147,416
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                     $1,237,380      $1,223,894       $145,407      $158,296
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                                $(67)            $(45)          $(14)         $(12)
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                   8,771           11,778          2,361         2,443
    Shares Issued on Distributions Reinvested                           3,050            2,239            908         1,435
    Shares Redeemed                                                   (7,583)         (16,202)        (1,913)       (4,440)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               4,238          (2,185)          1,356         (562)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                   8,463            6,969            210           160
    Shares Issued on Distributions Reinvested                           1,150              525            150           258
    Shares Redeemed                                                   (2,280)          (1,971)          (246)         (239)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               7,333            5,523            114           179
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                     SMALL COMPANY GROWTH         TECHNOLOGY PORTFOLIO
                                                                           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED     YEAR ENDED      YEAR ENDED   YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,    DECEMBER 31, DECEMBER 31,
                                                                           2000           1999            2000         1999
                                                                          (000)          (000)           (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                  $(1,347)         $(293)        $(1,462)       $(408)
  Net Realized Gain                                                      10,699         21,320          14,915       18,608
  Net Change in Unrealized Appreciation (Depreciation)                 (43,213)         17,240        (57,782)       28,687
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations      (33,861)         38,267        (44,329)       46,887
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Realized Gain                                                     (8,190)       (10,210)        (16,918)      (11,601)
  In Excess of Net Realized Gain                                        (2,198)            --              --            --
  CLASS B:
  Net Realized Gain                                                     (8,184)        (1,563)         (1,166)        (629)
  In Excess of Net Realized Gain                                        (2,197)            --              --           --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (20,769)       (11,773)        (18,084)      (12,230)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             56,813         18,995         123,095       32,611
  Distributions Reinvested                                                9,931          9,257          15,016        9,146
  Redeemed                                                             (34,949)       (47,961)        (60,507)      (19,510)
  CLASS B:
  Subscribed                                                            112,706         10,665           8,664        3,053
  Distributions Reinvested                                               10,361          1,550           1,115          626
  Redeemed                                                             (11,764)        (1,590)         (3,513)      (2,557)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions               143,098        (9,084)          83,870       23,369
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                88,468         17,410          21,457       58,026
NET ASSETS:
  Beginning of Period                                                    91,968         74,558          86,382       28,356
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                        $180,436        $91,968        $107,839      $86,382
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                                   $(8)           $(7)              $1         $(5)
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     4,010          1,721           2,827        1,119
    Shares Issued on Distributions Reinvested                               827            799             483          265
    Shares Redeemed                                                     (2,499)        (5,806)         (1,488)        (801)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                 2,338        (3,286)           1,822          583
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                     7,344            996             198          122
    Shares Issued on Distributions Reinvested                               899            133              36           19
    Shares Redeemed                                                       (848)          (155)            (98)         (80)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class B Shares Outstanding                            7,395            974             136           61
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                 U.S. EQUITY PLUS PORTFOLIO    U.S. REAL ESTATE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                                  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                                          2000           1999            2000          1999
                                                                         (000)          (000)           (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
                                                                  0
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                    $61            $95         $19,965       $18,661
  Net Realized Gain (Loss)                                                 737          9,759          14,479         1,079
  Net Change in Unrealized Appreciation (Depreciation)                 (2,933)        (5,569)          93,030      (31,043)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                         (2,135)          4,285         127,474      (11,303)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                   (68)          (157)        (20,557)      (15,483)
  IN EXCESS OF NET INVESTMENT INCOME                                       (2)            --              --            --
  Net Realized Gain                                                      (514)        (3,474)         (9,106)       (1,019)
  IN EXCESS OF NET REALIZED GAIN                                         (343)          (134)             --            --
  PAID-IN CAPITAL                                                         (20)            --              --            --
  CLASS B:
  Net Investment Income                                                    --             (8)           (671)         (695)
  Net Realized Gain                                                        (5)          (170)           (314)          (48)
  IN EXCESS OF NET REALIZED GAIN                                           (3)           (79)             --            --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    (955)        (4,022)        (30,648)      (17,245)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                               967          8,363         305,354       197,530
  Distributions Reinvested                                                 930          3,722          24,592        12,238
  Redeemed                                                             (4,378)       (56,559)       (150,159)      (131,000)
  CLASS B:
  Subscribed                                                                12              4           9,902         8,798
  Distributions Reinvested                                                   8            250             931           688
  Redeemed                                                             (1,500)          (151)         (7,430)       (8,336)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions              (3,961)       (44,371)         183,190        79,918
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              (7,051)       (44,108)         280,016        51,370
NET ASSETS:
  Beginning of Period                                                   23,963         68,071         324,482       273,112
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                        $16,912        $23,963        $604,498      $324,482
----------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income included in end of period
    net assets                                                            $(1)             $4            $(5)        $1,437
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                       81            624          23,603        15,344
    Shares Issued on Distributions Reinvested                               87            311           1,761           993
    Shares Redeemed                                                      (373)        (4,479)        (11,348)      (10,487)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                (205)        (3,544)          14,016         5,850
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                        1            --#             785           697
    Shares Issued on Distributions Reinvested                                1             21              67            56
    Shares Redeemed                                                      (126)           (12)           (589)         (683)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                (124)              9             263            70
----------------------------------------------------------------------------------------------------------------------------

    # Amount is less than $500
----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                         VALUE EQUITY             EMERGING MARKETS DEBT
                                                                           PORTFOLIO                    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED     YEAR ENDED      YEAR ENDED   YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,    DECEMBER 31, DECEMBER 31,
                                                                           2000           1999            2000         1999
                                                                          (000)          (000)           (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                    $987           $726          $8,252       $6,929
  Net Realized Gain (Loss)                                                4,244          9,177           3,643          452
  Net Change in Unrealized Appreciation (Depreciation)                    4,834        (5,310)         (4,864)        6,174
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations        10,065          4,593           7,031       13,555
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                   (961)          (657)         (7,243)      (5,708)
  In Excess of Net Investment Income                                        --            (66)            (19)         (15)
  Net Realized Gain                                                     (3,638)        (8,764)             --           --
  In Excess of Net Realized Gain                                        (1,625)          (549)             --           --
  RETURN OF CAPITAL                                                         --             --              --         (184)
  CLASS B:
  Net Investment Income                                                    (10)           (11)            (55)         (15)
  Net Realized Gain                                                        (47)          (150)             --           --
  In Excess of Net Realized Gain                                           (21)           (10)             --           --
  Return of Capital                                                         --             --              --          (82)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (6,302)       (10,207)         (7,317)      (6,004)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             32,596         24,456          26,973       28,117
  Distributions Reinvested                                                5,769          9,517           4,610        2,466
  Redeemed                                                             (18,369)       (39,222)        (36,862)      (31,594)
  CLASS B:
  Subscribed                                                                250            771             --            90
  Distributions Reinvested                                                   79            171              55          --
  Redeemed                                                                (432)          (978)           (537)        (537)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                19,893        (5,285)         (5,761)      (1,458)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                23,656       (10,899)         (6,047)        6,093
NET ASSETS:
  Beginning of Period                                                    47,689         58,588          53,514       47,421
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                         $71,345        $47,689         $47,467      $53,514
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                                    $25             $8             $49        $(15)
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     3,188          2,024           8,482       10,256
    Shares Issued on Distributions Reinvested                               567            956           1,623          776
    Shares Redeemed                                                     (1,790)        (3,457)        (11,297)      (11,178)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                 1,965          (477)         (1,192)        (146)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                        24             65             --            31
    Shares Issued on Distributions Reinvested                                 8             18              19          --
    Shares Redeemed                                                        (41)           (84)           (170)        (194)
----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding                              (9)            (1)           (151)        (163)
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                       157

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                          FIXED INCOME             GLOBAL FIXED INCOME
                                                                           PORTFOLIO                    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                                   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                                                           2000            1999           2000         1999
                                                                          (000)           (000)          (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $11,332         $11,574         $1,381       $1,512
  Net Realized Gain (Loss)                                              (1,438)         (2,037)        (1,089)        (530)
  Net Change in Unrealized Appreciation (Depreciation)                    8,722        (13,018)           (87)      (3,890)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations        18,616         (3,481)            205      (2,908)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                (11,291)        (11,567)          (517)      (1,200)
  In Excess of Net Investment Income                                        --              --           (121)         (90)
  Net Realized Gain                                                         --            (526)            --           --
  Return of Capital                                                         --              --             --          (25)
  CLASS B:
  Net Investment Income                                                   (130)           (156)            (5)         (11)
  In Excess of Net Investment Income                                        --              --             (2)          (1)
  In Excess of Net Realized Gain                                            --              (7)            --           --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (11,421)        (12,256)          (645)      (1,327)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             29,671          20,302          5,548        1,780
  Distributions Reinvested                                                9,913          10,601            543        1,153
  Redeemed                                                             (37,333)        (56,628)       (12,028)      (10,394)
  CLASS B:
  Subscribed                                                                442             171            --            --
  Distributions Reinvested                                                   86              87              7           12
  Redeemed                                                                (271)         (1,612)            (5)         (15)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                 2,508        (27,079)        (5,935)      (7,464)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                 9,703        (42,816)        (6,375)      (11,699)
NET ASSETS:
  Beginning of Period                                                   173,551         216,367         34,547       46,246
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                        $183,254        $173,551        $28,172      $34,547
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                                  $(35)             $54         $(123)        $(91)
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     2,878           1,827            501          154
    Shares Issued on Distributions Reinvested                               959           1,005             50          101
    Shares Redeemed                                                     (3,629)         (5,274)        (1,093)        (870)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                   208         (2,442)          (542)        (615)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                        42              16            --           --
    Shares Issued on Distributions Reinvested                                 8               8              1            1
    Shares Redeemed                                                        (26)           (150)            --           (1)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                    24           (126)              1          --
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                             HIGH YIELD                   MONEY MARKET            MUNICIPAL MONEY MARKET
                                             PORTFOLIO                     PORTFOLIO                    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                       YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,  DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                             2000            1999          2000            1999           2000         1999
                                            (000)           (000)         (000)           (000)          (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                   $14,283         $16,131      $183,380         $97,110        $61,458      $30,893
  Net Realized Gain (Loss)                (7,283)         (4,346)             4             112            (2)         (66)
  Net Change in Unrealized
    Appreciation (Depreciation)          (23,719)           2,048            --              --            --           --
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations                           (16,719)          13,833       183,384          97,222         61,456       30,827
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                  (11,707)        (12,224)     (183,384)        (97,110)       (61,454)     (30,898)
  In Excess of Net Investment
    Income                                   (16)           (132)           --              --             --           --
  Return of Capital                           --            (156)           --              --             --           --
  CLASS B:
  Net Investment Income                   (2,625)         (3,969)           --              --             --           --
  In Excess of Net Investment
    Income                                    (4)            (41)           --              --             --           --
  Return of Capital                           --             (47)           --              --             --           --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                    (14,352)        (16,569)     (183,384)        (97,110)       (61,454)     (30,898)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                               43,583          93,841    52,243,556      22,565,514     13,065,730    7,856,789
  Distributions Reinvested                 10,398          10,968       179,337          94,269         61,337       30,732
  Redeemed                               (69,926)        (94,490)   (52,327,797)    (21,686,756)   (13,056,279)  (7,472,383)
  CLASS B:
  Subscribed                                3,800          40,398            --              --             --           --
  Distributions Reinvested                  1,349             675            --              --             --           --
  Redeemed                               (28,418)        (48,854)            --              --             --           --
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions           (39,214)           2,538        95,096         973,027         70,788      415,138
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net       (70,285)           (198)        95,096         973,139         70,790      415,067
    Assets
NET ASSETS:
  Beginning of Period                     184,843         185,041     2,931,316       1,958,177      1,405,646      990,579
----------------------------------------------------------------------------------------------------------------------------
  End of Period                          $114,558        $184,843    $3,026,412      $2,931,316     $1,476,436   $1,405,646
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net
    investment income (loss)
    included in end of period net
    assets                                  $(20)          $(173)    $       --      $        4     $       --   $       --
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                       4,464           8,765    52,243,549      22,565,514     13,065,730    7,858,223
    Shares Issued on Distributions
      Reinvested                            1,087           1,030       179,337          94,269         61,337       30,735
    Shares Redeemed                       (7,149)         (8,837)   (52,327,810)    (21,686,756)   (13,056,279)  (7,473,832)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Class A Shares Outstanding          (1,598)             958        95,076         973,027         70,788      415,126
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                         377           3,764            --              --             --           --
    Shares Issued on Distributions
      Reinvested                              138              63            --              --             --           --
    Shares Redeemed                       (2,800)         (4,532)            --              --             --           --
----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares
      Outstanding                         (2,285)           (705)            --              --             --           --
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                       159

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS A
                                                           -----------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                             2000            1999           1998++        1997++            1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                           $  14.26       $  11.90       $  10.39       $  11.44         $  11.63
                                                           --------       --------       --------       --------         --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                    0.19           0.22           0.22           0.18             0.24
  Net Realized and Unrealized Gain (Loss)
    on Investments                                            (2.59)          3.01           1.86           0.80             0.88
                                                           --------       --------       --------       --------         --------
    Total from Investment Operations                          (2.40)          3.23           2.08           0.98             1.12
                                                           --------       --------       --------       --------         --------
DISTRIBUTIONS
  Net Investment Income                                          --          (0.05)         (0.30)         (0.83)           (0.81)
  In Excess of Net Investment Income                          (0.01)         (0.06)         (0.04)         (0.02)           (0.02)
  Net Realized Gain                                           (0.90)         (0.76)         (0.23)         (1.18)           (0.48)
  In Excess of Net Realized Gain                              (0.27)            --             --             --               --
                                                           --------       --------       --------       --------         --------
    Total Distributions                                       (1.18)         (0.87)         (0.57)         (2.03)           (1.31)
                                                           --------       --------       --------       --------         --------
NET ASSET VALUE, END OF PERIOD                              $ 10.68        $ 14.26        $ 11.90        $ 10.39          $ 11.44
                                                           ========       ========       ========       ========         ========
TOTAL RETURN                                                 (14.97)%        27.82%         20.12%          8.61%            9.71%
                                                           ========       ========       ========       ========         ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $509,309       $583,607       $266,832       $138,667         $183,193
Ratio of Expenses to Average Net Assets (1)                    0.82%          0.80%          0.80%          0.80%            0.80%
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                      0.80%           N/A            N/A            N/A              N/A
Ratio of Net Investment Income to Average Net Assets (1)       1.55%          1.71%          1.91%          1.47%            1.22%
Portfolio Turnover Rate                                          80%            53%            49%            49%              65%
---------------
(1) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income               $0.01          $0.01          $0.02          $0.03            $0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                            0.93%          0.92%          1.03%          1.10%            1.09%
     Net Investment Income to Average Net Assets               1.45%          1.59%          1.70%          1.18%            0.94%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                           -----------------------------------------------------------------------
                                                                                                                      PERIOD FROM
                                                                                                                       JANUARY 2,
                                                                             YEAR ENDED DECEMBER 31,                     1996***
                                                               -----------------------------------------------------  DECEMBER 31,
                                                                  2000          1999         1998++        1997++          1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                               $  14.41       $  12.12     $  10.48       $  11.44      $  11.66
                                                               --------       --------     --------       --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                        0.27           0.13         0.22           0.08          0.06
  Net Realized and Unrealized Gain (Loss) on Investments          (2.71)          3.02         1.94           0.87          1.00
                                                               --------       --------     --------       --------      --------
    Total from Investment Operations                              (2.44)          3.15         2.16           0.95          1.06
                                                               --------       --------     --------       --------      --------
DISTRIBUTIONS
  Net Investment Income                                              --          (0.05)       (0.23)         (0.71)        (0.78)
  In Excess of Net Investment Income                              (0.01)         (0.05)       (0.06)         (0.02)        (0.02)
  Net Realized Gain                                               (0.89)         (0.76)       (0.23)         (1.18)        (0.48)
  In Excess of Net Realized Gain                                  (0.27)            --           --             --            --
                                                               --------       --------     --------       --------      --------
    Total Distributions                                           (1.17)         (0.86)       (0.52)         (1.91)        (1.28)
                                                               --------       --------     --------       --------      --------
NET ASSET VALUE, END OF PERIOD                                 $  10.80        $ 14.41      $ 12.12        $ 10.48       $ 11.44
                                                               ========       ========     ========       ========      ========
TOTAL RETURN                                                     (15.02)%        26.63%       20.71%          8.35%         9.22%
                                                               ========       ========     ========       ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $ 19,814        $ 9,959      $    96        $    14       $   633
Ratio of Expenses to Average Net Assets (2)                        1.07%          1.05%        1.05%          1.05%         1.05%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                 1.05%           N/A          N/A            N/A           N/A
Ratio of Net Investment Income to Average Net Assets (2)           1.42%          1.16%        1.80%          0.71%         1.09%**
Portfolio Turnover Rate                                              80%            53%          49%            49%           65%
---------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income                   $0.02          $0.01        $0.03          $0.03         $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                1.18%          1.17%        1.27%          1.32%         1.33%**
     Net Investment Income to Average Net Assets                   1.31%          0.95%        1.58%          0.45%         0.82%**
----------------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
++ Per share amounts for the years ended December 31, 1998 and 1997 are based on average shares outstanding.


    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A
                                                            ----------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------
                                                              2000          1999         1998          1997         1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                               $14.39         $8.01        $9.43        $18.73       $19.48
                                                             --------      --------     --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                      0.03          0.06         0.12          0.14         0.17
  Net Realized and Unrealized Gain (Loss) on Investments        (5.87)         6.42        (1.24)        (8.93)        0.50
                                                             --------      --------     --------      --------     --------
    Total from Investment Operations                            (5.84)         6.48        (1.12)        (8.79)        0.67
                                                             --------      --------     --------      --------     --------
DISTRIBUTIONS
  Net Investment Income                                         (0.02)        (0.10)       (0.30)        (0.00)+      (0.15)
  In Excess of Net Investment Income                              --            --           --            --         (0.00)+
  Net Realized Gain                                               --            --           --            --         (1.27)
  In Excess of Net Realized Gain                                  --            --           --          (0.51)          --
                                                             --------      --------     --------      --------     --------
    Total Distributions                                         (0.02)        (0.10)       (0.30)        (0.51)       (1.42)
                                                             --------      --------     --------      --------     --------
NET ASSET VALUE, END OF PERIOD                                  $8.53        $14.39        $8.01         $9.43       $18.73
                                                             ========      ========     ========      ========     ========
TOTAL RETURN                                                   (40.65)%       81.00%      (11.38)%      (48.29)%       3.49%
                                                             ========      ========     ========      ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                         $56,330      $103,513      $51,334       $85,503     $363,498
Ratio of Expenses to Average Net Assets (1)                      1.06%         1.07%        1.19%         1.12%        1.00%
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense                               1.00%         1.00%        1.00%         1.00%         N/A
Ratio of Net Investment Income to Average Net Assets (1)         0.21%         0.58%        1.36%         0.47%        0.74%
Portfolio Turnover Rate                                           101%          197%         151%          107%          69%
---------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                 $0.04         $0.06        $0.05         $0.05        $0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets                              1.32%         1.61%        1.79%         1.31%        1.25%
     Net Investment Income to Average Net Assets                (0.05)%        0.04%        0.76%         0.29%        0.54%

----------------------------------------------------------------------------------------------------------------------------

                                                                                        CLASS B
                                                            ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              JANUARY 2,
                                                                        YEAR ENDED DECEMBER 31,               1996*** TO
                                                              ----------------------------------------------  DECEMBER 31,
                                                              2000         1999         1998         1997        1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  14.28     $   7.97     $   9.40     $  18.74     $  19.55
                                                          --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(2)                            (0.06)        0.05         0.07         0.03         0.11
  Net Realized and Unrealized Gain (Loss) on
    Investments                                              (5.76)        6.34        (1.20)       (8.86)        0.46
                                                          --------     --------     --------     --------     --------
    Total from Investment Operations                         (5.82)        6.39        (1.13)       (8.83)        0.57
                                                          --------     --------     --------     --------     --------
DISTRIBUTIONS
  Net Investment Income                                      (0.02)       (0.08)       (0.30)       (0.00)+      (0.11)
  Net Realized Gain                                             --           --           --           --        (1.27)
  In Excess of Net Realized Gain                                --           --           --        (0.51)          --
                                                          --------     --------     --------     --------     --------
    Total Distributions                                      (0.02)       (0.08)       (0.30)       (0.51)       (1.38)
                                                          --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                             $  8.44      $ 14.28      $  7.97      $  9.40      $ 18.74
                                                          ========     ========     ========     ========     ========
TOTAL RETURN                                                (40.74)%      79.95%      (11.53)%     (48.48)%       2.92%
                                                          ========     ========     ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $ 1,183      $ 2,828      $ 1,487      $ 1,468      $11,002
Ratio of Expenses to Average Net Assets (2)                   1.31%        1.32%        1.47%        1.37%        1.25%**
Ratio of Expenses to Average Net Assets Excluding
         Foreign Tax and Interest Expense                     1.25%        1.25%        1.25%        1.25%         N/A
Ratio of Net Investment Income to Average Net Assets
  (2)                                                         0.02%        0.33%        1.06%        0.18%        0.58%**
Portfolio Turnover Rate                                        101%         197%         151%         107%          69%
-------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income              $0.04        $0.08        $0.04        $0.04        $0.04
    Ratios before expense limitation:
     Expenses to Average Net Assets                           1.57%        1.87%        2.07%        1.56%        1.52%**
     Net Investment Income (Loss) to Average Net Assets      (0.23)%      (0.22)%       0.46%       (0.01)%       0.37%**
----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS A
                                                                       -----------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 OCTOBER 1,
                                                                                                                 1997* TO
                                                                             YEAR ENDED DECEMBER 31,             DECEMBER
                                                                       -------------------------------------        31,
                                                                         2000        1999            1998         1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $   7.90     $  6.63        $   7.94     $  10.00
                                                                       --------    --------        --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                0.15        0.11            0.26         0.11
  Net Realized and Unrealized Gain (Loss) on Investments                   0.11        1.50           (1.24)       (2.10)
                                                                       --------    --------        --------      --------
    Total from Investment Operations                                       0.26        1.61           (0.98)       (1.99)
                                                                       --------    --------        --------      --------
DISTRIBUTIONS
  Net Investment Income                                                   (0.13)      (0.32)          (0.33)       (0.07)
  In Excess of Net Investment Income                                      (0.02)      (0.02)             --           --
                                                                       --------    --------        --------      --------
    Total Distributions                                                   (0.15)      (0.34)          (0.33)       (0.07)
                                                                       --------    --------        --------      --------
NET ASSET VALUE, END OF PERIOD                                          $  8.01     $  7.90        $   6.63      $  7.94
                                                                       ========    ========        ========      ========
TOTAL RETURN                                                               3.44%      24.27%         (11.82)%     (19.92)%
                                                                       ========    ========        ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $  2,786     $ 2,912        $  2,447      $ 2,385
Ratio of Expenses to Average Net Assets (1)                                1.02%       1.01%           1.05%        1.08%**
Ratio of Expenses to Average Net Assets Excluding Foreign Tax and
  Interest Expense                                                         1.00%       1.00%           1.00%        1.00%**
Ratio of Net Investment Income to Average Net Assets (1)                   2.03%       1.64%           2.47%        5.21%**
Portfolio Turnover Rate                                                      87%         98%            261%          38%
-----------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                           $0.22       $0.15           $0.36        $0.25
    Ratios before expense limitation:
     Expenses to Average Net Assets                                        4.04%       3.19%           4.52%       12.95%**
     Net Investment Income (Loss) to Average Net Assets                   (0.98)%     (0.54)%         (1.00)%      (6.66)%**

----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                       -----------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 OCTOBER 1,
                                                                                                                 1997* TO
                                                                             YEAR ENDED DECEMBER 31,             DECEMBER
                                                                       -------------------------------------        31,
                                                                         2000        1999            1998         1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                       $   7.93     $  6.66        $   8.03     $  10.00
                                                                       --------    --------        --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                0.09        0.13            0.12           --
  Net Realized and Unrealized Gain (Loss) on Investments                   0.16        1.46           (1.16)       (1.97)
                                                                       --------    --------        --------     --------
    Total from Investment Operations                                       0.25        1.59           (1.04)       (1.97)
                                                                       --------    --------        --------     --------
DISTRIBUTIONS
  Net Investment Income                                                  (0.10)       (0.30)          (0.33)          --
  In Excess of Net Investment Income                                     (0.02)       (0.02)             --           --
                                                                       --------    --------        --------     --------
    Total Distributions                                                  (0.12)       (0.32)          (0.33)          --
                                                                       --------    --------        --------     --------
NET ASSET VALUE, END OF PERIOD                                         $  8.06      $  7.93        $   6.66     $   8.03
                                                                       ========    ========        ========     ========
TOTAL RETURN                                                              3.29%       23.88%         (12.53)%     (19.70)%
                                                                       ========    ========        ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $   484      $ 1,372        $   761      $      0+
Ratio of Expenses to Average Net Assets (2)                               1.27%        1.25%          1.38%         1.18%**
Ratio of Expenses to Average Net Assets Excluding Foreign Tax and
  Interest Expense                                                        1.25%        1.25%          1.25%          N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)           1.56%        1.39%          2.39%         4.24%**
Portfolio Turnover Rate                                                     87%          98%           261%           38%
------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                          $0.34        $0.17          $0.18           N/A
    Ratios before expense limitation:
     Expenses to Average Net Assets                                       4.20%        3.10%          5.03%          N/A
     Net Investment Income (Loss) to Average Net Assets                  (1.36)%      (0.45)%        (1.27)%         N/A
----------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations
** Annualized
+  Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                            2000           1999           1998           1997            1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                         $  19.27       $   9.55        $  12.97      $  14.66        $  13.14
                                                         --------       --------        --------      --------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              (0.10)         (0.03)           0.16          0.07            0.09
  Net Realized and Unrealized Gain (Loss) on
    Investments                                             (7.28)          9.75           (3.46)        (0.29)           1.51
                                                         --------       --------        --------      --------        --------
    Total from Investment Operations                        (7.38)          9.72           (3.30)        (0.22)           1.60
                                                         --------       --------        --------      --------        --------
DISTRIBUTIONS
  Net Investment Income                                        --             --           (0.12)        (0.07)          (0.08)
  In Excess of Net Investment Income                           --             --              --         (0.07)             --
  Net Realized Gain                                            --             --              --         (0.69)             --
  In Excess of Net Realized Gain                            (0.58)            --              --         (0.64)             --
                                                         --------       --------        --------      --------        --------
    Total Distributions                                     (0.58)            --           (0.12)        (1.47)          (0.08)
                                                         --------       --------        --------      --------        --------
NET ASSET VALUE, END OF PERIOD                           $  11.31        $ 19.27         $  9.55       $ 12.97         $ 14.66
                                                         ========       ========        ========      ========        ========
TOTAL RETURN                                               (38.43)%       101.78%         (25.42)%       (1.03)%         12.19%
                                                         ========       ========        ========      ========        ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $917,091     $1,544,893        $772,115    $1,501,386      $1,304,006
Ratio of Expenses to Average Net Assets                      1.63%          1.64%           1.81%         1.75%           1.74%
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense                            N/A            N/A            1.70%          N/A             N/A
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                (0.63)%        (0.26)%          1.04%         0.40%           0.69%
Portfolio Turnover Rate                                        92%           133%             98%           90%             55%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS B
                                                                -----------------------------------------------------------------
                                                                                                                     PERIOD FROM
                                                                                                                      JANUARY 2,
                                                                                                                      1996*** TO
                                                                            YEAR ENDED DECEMBER 31,                   DECEMBER
                                                                -------------------------------------------------       31,
                                                                  2000          1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  19.24      $   9.56     $  12.98     $  14.66     $  13.25
                                                              --------      --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                          (0.11)        (0.04)        0.10         0.02         0.04
  Net Realized and Unrealized Gain (Loss) on Investments         (7.29)         9.72        (3.43)       (0.28)        1.42
                                                              --------      --------     --------     --------     --------
    Total from Investment Operations                             (7.40)         9.68        (3.33)       (0.26)        1.46
                                                              --------      --------     --------     --------     --------
DISTRIBUTIONS
  Net Investment Income (Loss)                                      --            --        (0.09)       (0.05)       (0.05)
  In Excess of Net Investment Income                                --            --           --        (0.04)          --
  Net Realized Gain                                                 --            --           --        (0.69)          --
  In Excess of Net Realized Gain                                 (0.58)           --           --        (0.64)          --
                                                              --------      --------     --------     --------     --------
    Total Distributions                                          (0.58)           --        (0.09)       (1.42)       (0.05)
                                                              --------      --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                 $ 11.26       $ 19.24      $  9.56      $ 12.98      $ 14.66
                                                              ========      ========     ========     ========     ========
TOTAL RETURN                                                    (38.60)%      101.26%      (25.65)%      (1.31)%     (11.04)%
                                                              ========      ========     ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $13,949       $16,999      $ 7,199      $ 9,666      $14,213
Ratio of Expenses to Average Net Assets                           1.88%         1.88%        2.06%        2.00%        1.99%**
Ratio of Expenses to Average Net Assets Excluding
         Foreign Tax and Interest Expense                          N/A           N/A         1.95%         N/A          N/A
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.82)%       (0.51)%       0.80%        0.11%        0.33%**
Portfolio Turnover Rate                                             92%          133%          98%          90%          55%
---------------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A
                                                            ----------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------
                                                              2000         1999          1998          1997         1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                            $  15.09     $  15.75      $  17.96     $  16.70     $  13.92
                                                              --------   --------      --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                     0.25         0.29          0.43         0.39         0.24
  Net Realized and Unrealized Gain on Investments               0.76         1.10          1.08         2.58         2.85
                                                              --------    --------     --------     --------     --------
    Total from Investment Operations                            1.01         1.39          1.51         2.97         3.09
                                                              --------    --------     --------     --------     --------
DISTRIBUTIONS
  Net Investment Income                                        (0.21)       (0.32)        (0.42)       (0.37)       (0.25)
  In Excess of Net Investment Income                              --        (0.03)           --           --        (0.02)
  Net Realized Gain                                            (1.72)       (1.70)        (3.30)       (1.34)       (0.04)
                                                              --------    --------     --------     --------     --------
    Total Distributions                                        (1.93)       (2.05)        (3.72)       (1.71)       (0.31)
                                                              --------    --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                              $  14.17      $ 15.09       $ 15.75      $ 17.96      $ 16.70
                                                              ========    ========     ========     ========     ========
TOTAL RETURN                                                    7.38%        9.60%         8.09%       17.88%       22.29%
                                                              ========    ========     ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                        $65,747     $105,030      $168,712     $242,868     $178,356
Ratio of Expenses to Average Net Assets (1)                     1.02%        1.09%         1.00%        1.00%        1.00%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                              1.00%        1.00%          N/A          N/A          N/A
Ratio of Net Investment Income to Average
         Net Assets (1)                                         1.22%        1.46%         1.47%        1.96%        1.83%
Portfolio Turnover Rate                                           47%          74%           52%          43%          24%
------------
(1) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income                $0.03        $0.03         $0.02        $0.02        $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                             1.14%        1.22%         1.08%        1.09%        1.16%
     Net Investment Income to Average Net Assets                1.09%        1.34%         1.40%        1.87%        1.67%

----------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS B
                                                                 -----------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                JANUARY 2,
                                                                                                                1996*** TO
                                                                          YEAR ENDED DECEMBER 31,                DECEMBER
                                                                 -------------------------------------------       31,
                                                                  2000       1999        1998        1997         1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 15.11     $ 15.74      $ 17.94     $ 16.67     $  14.05
                                                               --------   --------     --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                       0.19        0.12         0.33        0.28         0.18
  Net Realized and Unrealized Gain on Investments                 0.78        1.23         1.13        2.66         2.73
                                                               --------   --------     --------    --------     --------
    Total from Investment Operations                              0.97        1.35         1.46        2.94         2.91
                                                               --------   --------     --------    --------     --------
DISTRIBUTIONS
  Net Investment Income                                          (0.17)      (0.26)       (0.36)      (0.33)       (0.23)
  In Excess of Net Investment Income                                --       (0.02)          --          --        (0.02)
  Net Realized Gain                                              (1.72)      (1.70)       (3.30)      (1.34)       (0.04)
                                                               --------   --------     --------    --------     --------
    Total Distributions                                          (1.89)      (1.98)       (3.66)      (1.67)       (0.29)
                                                               --------   --------     --------    --------     --------
NET ASSET VALUE, END OF PERIOD                                 $ 14.19    $  15.11      $ 15.74     $ 17.94      $ 16.67
                                                               ========   ========     ========    ========     ========
TOTAL RETURN                                                      7.08%       9.36%        7.80%      17.73%       20.76%
                                                               ========   ========     ========    ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $ 2,287    $  2,196     $  5,181     $ 4,654     $  2,654
Ratio of Expenses to Average Net Assets (2)                       1.27%       1.34%        1.25%       1.25%        1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                         1.25%       1.25%         N/A         N/A          N/A
Ratio of Net Investment Income to Average Net Assets (2)          0.96%       1.30%        1.15%       1.55%        1.67%**
Portfolio Turnover Rate                                             47%         74%          52%         43%          24%
--------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                  $0.03       $0.01        $0.02          $0        $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                               1.39%       1.48%        1.34%       1.34%        1.40%**
     Net Investment Income to Average Net Assets                  0.83%       1.16%        1.08%       1.46%        1.52%**
----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS A
                                                                        --------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                     OCTOBER 1,
                                                                                                                     1997* TO
                                                                                YEAR ENDED DECEMBER 31,              DECEMBER
                                                                        ----------------------------------------        31,
                                                                          2000          1999             1998          1997
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                        $  9.16    $   9.58        $   9.52     $  10.00
                                                                       --------    --------        --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                                          0.07       (0.05)           0.12         0.05
  Net Realized and Unrealized Gain (Loss) on Investments                   1.30       (0.17)           0.33        (0.52)
                                                                       --------    --------        --------     --------
    Total from Investment Operations                                       1.37       (0.22)           0.45        (0.47)
                                                                       --------    --------        --------     --------
DISTRIBUTIONS
  Net Investment Income                                                   (0.08)      (0.18)          (0.25)       (0.01)
  In Excess of Net Investment Income                                      (0.07)      (0.02)          (0.14)          --
                                                                       --------    --------        --------     --------
    Total Distributions                                                   (0.15)      (0.20)          (0.39)       (0.01)
                                                                       --------    --------        --------     --------
NET ASSET VALUE, END OF PERIOD                                          $ 10.38     $  9.16        $   9.58      $  9.52
                                                                       ========    ========        ========     ========
TOTAL RETURN                                                              14.91%     (2.36)%           4.75%       (4.72)%
                                                                       ========    ========        ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                   $ 7,766     $ 9,931         $33,422      $15,177
Ratio of Expenses to Average Net Assets (1)                                1.03%       1.23%           1.03%        1.00%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense         1.00%       1.00%           1.00%         N/A
Ratio of Net Investment Income to Average Net Assets (1)                   1.55%       2.33%           1.33%        2.08%**
Portfolio Turnover Rate                                                      74%         35%            119%          47%
------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                           $0.09       $0.01           $0.03        $0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets                                        1.90%       1.71%           1.43%        3.05%**
     Net Investment Income to Average Net Assets                           0.69%       1.85%           0.95%        0.03%**
----------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                        ----------------------------------------------------


                                                                                                                PERIOD FROM
                                                                                                                 OCTOBER 1,
                                                                                                                 1997* TO
                                                                              YEAR ENDED DECEMBER 31,            DECEMBER
                                                                        ------------------------------------        31,
                                                                         2000         1999           1998          1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                        $  9.19     $  9.61         $  9.52     $  10.00
                                                                       --------    --------        --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                0.18        0.19            0.11         0.02
  Net Realized and Unrealized Gain (Loss) on Investments                   1.16       (0.43)           0.33        (0.50)
                                                                       --------    --------        --------     --------
    Total from Investment Operations                                       1.34       (0.24)           0.44        (0.48)
                                                                       --------    --------        --------     --------
DISTRIBUTIONS
  Net Investment Income                                                   (0.06)      (0.16)          (0.22)          --
  In Excess of Net Investment Income                                      (0.06)      (0.02)          (0.13)          --
                                                                       --------    --------        --------     --------
    Total Distributions                                                   (0.12)      (0.18)          (0.35)          --
                                                                       --------    --------        --------     --------
NET ASSET VALUE, END OF PERIOD                                          $ 10.41     $  9.19         $  9.61     $   9.52
                                                                       ========    ========        ========     ========
TOTAL RETURN                                                              14.55%      (2.61)%          4.60%       (4.76)%
                                                                       ========    ========        ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                   $ 1,449     $ 1,786         $ 2,531      $   789
Ratio of Expenses to Average Net Assets (2)                                1.28%       1.47%           1.28%        1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense         1.25%       1.25%           1.25%         N/A
Ratio of Net Investment Income to Average Net Assets (2)                   1.50%       2.35%           1.15%        1.51%**
Portfolio Turnover Rate                                                      74%         35%            119%          47%
-----------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                           $0.10       $0.04           $0.04        $0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                                        2.15%       1.96%           1.68%        3.12%**
     Net Investment Income to Average Net Assets                           0.61%       1.91%           0.77%       (0.36)%**
----------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations
** Annualized


    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS A
                                                                  ---------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------------
                                                                    2000         1999          1998         1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                  $  18.32     $  20.74      $  18.52     $  16.24      $  14.31
                                                                  --------     --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                           0.26         0.44          0.15         0.21          0.23
  Net Realized and Unrealized Gain (Loss) on Investments              1.75         0.32          2.55         3.61          3.02
                                                                  --------     --------      --------     --------      --------
    Total from Investment Operations                                  2.01         0.76          2.70         3.82          3.25
                                                                  --------     --------      --------     --------      --------
DISTRIBUTIONS
  Net Investment Income                                              (0.61)       (0.38)        (0.17)       (0.40)        (0.23)
  In Excess of Net Investment Income                                 (0.01)       (0.06)           --           --            --
  Net Realized Gain                                                  (2.55)       (2.74)        (0.31)       (1.14)        (1.09)
  In Excess of Net Realized Gain                                     (0.11)          --            --           --            --
                                                                  --------     --------      --------     --------      --------
    Total Distributions                                              (3.28)       (3.18)        (0.48)       (1.54)        (1.32)
                                                                  --------     --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD                                    $  17.05      $ 18.32       $ 20.74      $ 18.52       $ 16.24
                                                                  ========     ========      ========     ========      ========
TOTAL RETURN                                                         11.75%        4.01%        14.60%       23.75%        22.83%
                                                                  ========     ========      ========     ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $ 40,418     $115,646      $228,748     $108,074      $ 80,297
Ratio of Expenses to Average Net Assets (1)                           1.01%        1.01%         1.00%        1.00%         1.00%
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                             1.00%        1.00%          N/A          N/A           N/A
Ratio of Net Investment Income to Average Net Assets (1)              1.16%        1.26%         0.96%        1.07%         1.38%
Portfolio Turnover Rate                                                 48%          41%           39%          30%           26%
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                     $ 0.04        $0.02         $0.01        $0.02         $0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                                   1.17%        1.06%         1.07%        1.11%         1.15%
     Net Investment Income to Average Net Assets                      1.00%        1.20%         0.90%        0.96%         1.23%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                                                   --------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                     JANUARY 2,
                                                                                                                     1996*** TO
                                                                              YEAR ENDED DECEMBER 31,                 DECEMBER
                                                                  ----------------------------------------------         31,
                                                                    2000        1999           1998       1997           1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                   $ 18.20     $  20.63      $  18.46     $  16.21       $ 14.36
                                                                  --------     --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                           0.27         0.21          0.15         0.16          0.13
  Net Realized and Unrealized Gain (Loss) on Investments              1.68         0.50          2.46         3.60          3.02
                                                                  --------     --------      --------     --------      --------
    Total from Investment Operations                                  1.95         0.71          2.61         3.76          3.15
                                                                  --------     --------      --------     --------      --------
DISTRIBUTIONS
  Net Investment Income                                              (0.56)       (0.35)        (0.13)       (0.37)        (0.21)
  In Excess of Net Investment Income                                 (0.01)       (0.05)           --           --           --
  Net Realized Gain                                                  (2.55)       (2.74)        (0.31)       (1.14)        (1.09)
  In Excess of Net Realized Gain                                     (0.11)          --            --           --            --
                                                                  --------     --------      --------     --------      --------
    Total Distributions                                              (3.23)       (3.14)        (0.44)       (1.51)        (1.30)
                                                                  --------     --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD                                      $16.92       $18.20        $20.63       $18.46        $16.21
                                                                  ========     ========      ========     ========      ========
TOTAL RETURN                                                         11.52%        3.75%        14.15%       23.37%        22.04%
                                                                  ========     ========      ========     ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $30,196      $28,089       $13,123       $5,910        $3,928
Ratio of Expenses to Average Net Assets (2)                           1.26%        1.26%         1.25%        1.25%         1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                             1.25%        1.25%          N/A          N/A           N/A
Ratio of Net Investment Income to Average Net Assets (2)              1.14%        0.89%         0.68%        0.80%         1.29%**
Portfolio Turnover Rate                                                 48%          41%           39%          30%           26%
------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                      $0.04        $0.01         $0.01        $0.02         $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                   1.42%        1.31%         1.32%        1.36%         1.39%**
     Net Investment Income to Average Net Assets                      0.97%        0.83%         0.62%        0.69%         1.15%**
----------------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------

                                                                                     CLASS A
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                       2000           1999           1998            1997           1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $19.62          $18.25         $17.16         $16.95         $15.15
                                                    ----------      ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                               0.25            0.24           0.27           0.30           0.25
  Net Realized and Unrealized Gain (Loss) on
    Investments                                           1.44            2.80           2.86           2.01           2.71
                                                    ----------      ----------     ----------     ----------     ----------
    Total from Investment Operations                      1.69            3.04           3.13           2.31           2.96
                                                    ----------      ----------     ----------     ----------     ----------
DISTRIBUTIONS
  Net Investment Income                                  (0.04)          (0.18)         (0.38)         (0.48)         (0.36)
  Net Realized Gain                                      (3.39)          (1.49)         (1.66)         (1.62)         (0.80)
                                                    ----------      ----------     ----------     ----------     ----------
    Total Distributions                                  (3.43)          (1.67)         (2.04)         (2.10)         (1.16)
                                                    ----------      ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                          $17.88          $19.62         $18.25         $17.16         $16.95
                                                    ----------      ----------     ----------     ----------     ----------
                                                    ----------      ----------     ----------     ----------     ----------
TOTAL RETURN                                              9.29%          16.91%         18.30%         13.91%         19.64%
                                                    ----------      ----------     ----------     ----------     ----------
                                                    ----------      ----------     ----------     ----------     ----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $4,810,852      $4,630,035     $3,400,498     $2,822,900     $2,264,424
Ratio of Expenses to Average Net Assets (1)               1.00%           1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment Income to Average Net
  Assets (1)                                              1.45%           1.28%          1.33%          1.49%          1.64%
Portfolio Turnover Rate                                     53%             37%            33%            33%            18%
    Ratios before expense limitation:
     Expenses to Average Net Assets                       1.00%           1.01%          1.02%          1.02%          1.02%
     Net Investment Income to Average Net Assets          1.45%           1.27%          1.32%          1.47%          1.61%
----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS B
                                                              --------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JANUARY 2,
                                                                         YEAR ENDED DECEMBER 31,                 1996*** TO
                                                              ----------------------------------------------    DECEMBER 31,
                                                                2000        1999         1998        1997            1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $19.58      $18.22       $17.13      $16.93          $15.24
                                                               -------     -------     --------     -------    ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                       0.23        0.19         0.24        0.23            0.23
  Net Realized and Unrealized Gain (Loss) on Investments          1.39        2.81         2.85        2.02            2.59
                                                               -------     -------     --------     -------    ------------
    Total from Investment Operations                              1.62        3.00         3.09        2.25            2.82
                                                               -------     -------     --------     -------    ------------
DISTRIBUTIONS
  Net Investment Income                                             --       (0.15)       (0.34)      (0.43)          (0.33)
  Net Realized Gain                                              (3.39)      (1.49)       (1.66)      (1.62)          (0.80)
                                                               -------     -------     --------     -------    ------------
    Total Distributions                                          (3.39)      (1.64)       (2.00)      (2.05)          (1.13)
                                                               -------     -------     --------     -------    ------------
NET ASSET VALUE, END OF PERIOD                                  $17.81      $19.58       $18.22      $17.13          $16.93
                                                               -------     -------     --------     -------    ------------
                                                               -------     -------     --------     -------    ------------
TOTAL RETURN                                                      8.94%      16.68%       18.13%      13.57%          18.58%
                                                               -------     -------     --------     -------    ------------
                                                               -------     -------     --------     -------    ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $59,945     $41,374      $17,076      $3,074          $5,393
Ratio of Expenses to Average Net Assets (2)                       1.25%       1.25%        1.25%       1.25%           1.25%**
Ratio of Net Investment Income to Average Net Assets (2)          1.44%       0.93%        0.96%       1.21%           1.68%**
Portfolio Turnover Rate                                             53%         37%          33%         33%             18%
-------------------
    Ratios before expense limitation:
     Expenses to Average Net Assets                               1.25%       1.26%        1.28%       1.27%           1.27%**
     Net Investment Income to Average Net Assets                  1.44%       0.92%        0.95%       1.19%           1.66%**
----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO
------------------------------------------------------------------------------

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                                                     PERIOD FROM
                                                                                                                      MARCH 15,
                                                                                                                      1996* TO
                                                                           YEAR ENDED DECEMBER 31,                    DECEMBER
                                                             --------------------------------------------------          31,
                                                                2000         1999          1998          1997           1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $13.62       $11.57        $10.87        $10.66          $10.00
                                                               --------     --------     ---------     ---------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                        0.11         0.19          0.14          0.17            0.06
  Net Realized and Unrealized Gain (Loss) on Investments          (1.52)        2.64          0.66          0.54            0.76
                                                               --------     --------     ---------     ---------        --------
    Total from Investment Operations                              (1.41)        2.83          0.80          0.71            0.82
                                                               --------     --------     ---------     ---------        --------
DISTRIBUTIONS
  Net Investment Income                                           (0.09)       (0.15)        (0.10)        (0.41)          (0.13)
  In Excess of Net Investment Income                              (0.07)          --            --            --           (0.02)
  Net Realized Gain                                               (0.24)       (0.63)           --         (0.09)          (0.01)
  In Excess of Net Realized Gain                                  (0.25)          --            --            --              --
                                                               --------     --------     ---------     ---------        --------
    Total Distributions                                           (0.65)       (0.78)        (0.10)        (0.50)          (0.16)
                                                               --------     --------     ---------     ---------        --------
NET ASSET VALUE, END OF PERIOD                                   $11.56       $13.62        $11.57        $10.87          $10.66
                                                               --------     --------     ---------     ---------        --------
                                                               --------     --------     ---------     ---------        --------
TOTAL RETURN                                                     (10.50)%      24.87%         7.33%         6.58%           8.25%
                                                               --------     --------     ---------     ---------        --------
                                                               --------     --------     ---------     ---------        --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $183,566     $188,586      $269,814      $159,096         $85,316
Ratio of Expenses to Average Net Assets (1)                        1.01%        1.01%         1.00%         1.00%           1.00%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                 1.00%        1.00%          N/A           N/A             N/A
Ratio of Net Investment Income to Average Net Assets (1)           0.84%        0.89%         1.34%         1.44%           0.99%**
Portfolio Turnover Rate                                              56%          59%           39%           41%             18%
---------------------------
(1) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income                   $0.01        $0.02         $0.01         $0.02           $0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                                1.10%        1.11%         1.13%         1.19%           1.54%**
     Net Investment Income to Average Net Assets                   0.75%        0.80%         1.24%         1.25%           0.44%**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                 ----------------------------------------------------------------
                                                                                                                     PERIOD FROM
                                                                                                                      MARCH 15,
                                                                                                                      1996* TO
                                                                             YEAR ENDED DECEMBER 31,                  DECEMBER
                                                                 ---------------------------------------------           31,
                                                                   2000         1999         1998         1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $13.58      $11.54       $10.84       $10.63          $10.00
                                                                  --------    --------     --------     --------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                           0.08        0.11         0.14         0.16            0.01
  Net Realized and Unrealized Gain (Loss) on Investments             (1.54)       2.68         0.64         0.52            0.78
                                                                  --------    --------     --------     --------        --------
    Total from Investment Operations                                 (1.46)       2.79         0.78         0.68            0.79
                                                                  --------    --------     --------     --------        --------
DISTRIBUTIONS
  Net Investment Income                                              (0.12)      (0.12)       (0.08)       (0.38)          (0.13)
  In Excess of Net Investment Income                                    --          --           --           --           (0.02)
  Net Realized Gain                                                  (0.23)      (0.63)          --        (0.09)          (0.01)
  In Excess of Net Realized Gain                                     (0.25)         --           --           --              --
                                                                  --------    --------     --------     --------        --------
    Total Distributions                                              (0.60)      (0.75)       (0.08)       (0.47)          (0.16)
                                                                  --------    --------     --------     --------        --------
NET ASSET VALUE, END OF PERIOD                                      $11.52      $13.58       $11.54       $10.84          $10.63
                                                                  --------    --------     --------     --------        --------
                                                                  --------    --------     --------     --------        --------
TOTAL RETURN                                                        (10.81)%     24.58%        7.13%        6.33%           7.90%
                                                                  --------    --------     --------     --------        --------
                                                                  --------    --------     --------     --------        --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $23,474     $30,770      $26,151      $28,217         $23,173
Ratio of Expenses to Average Net Assets (2)                           1.26%       1.25%        1.25%        1.25%           1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                             1.25%       1.25%         N/A          N/A             N/A
Ratio of Net Investment Income to Average Net Assets (2)              0.58%       0.87%        1.24%        1.19%           0.60%**
Portfolio Turnover Rate                                                 56%         59%          39%          41%             18%
--------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                      $0.01       $0.01        $0.01        $0.02           $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                   1.35%       1.35%        1.37%        1.44%           1.69%**
     Net Investment Income to Average Net Assets                      0.49%       0.54%        1.14%        1.00%           0.15%**
---------------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations
** Annualized

      The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
------------------------------------------------------------------------------

                                                                                       CLASS A
                                                          ------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                            2000          1999          1998           1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $19.67        $15.25        $15.61         $16.83       $14.94
                                                          ---------     ---------     ---------      ---------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                    0.24          0.22          0.22           0.25         0.21
  Net Realized and Unrealized Gain (Loss) on
    Investments*                                              (0.83)         5.66          0.39          (0.42)        2.29
                                                          ---------     ---------     ---------      ---------     --------
    Total from Investment Operations                          (0.59)         5.88          0.61          (0.17)        2.50
                                                          ---------     ---------     ---------      ---------     --------
DISTRIBUTIONS
  Net Investment Income                                       (0.17)        (0.27)        (0.24)         (0.31)       (0.22)
  In Excess of Net Investment Income                             --         (0.02)           --          (0.05)          --
  Net Realized Gain                                           (2.60)        (1.20)        (0.79)         (0.77)       (0.39)
  In Excess of Net Realized Gain                              (0.01)           --            --             --           --
                                                          ---------     ---------     ---------      ---------     --------
    Total Distributions                                       (2.78)        (1.49)        (1.03)         (1.13)       (0.61)
                                                          ---------     ---------     ---------      ---------     --------
TRANSACTION FEES                                                 --         (0.03)         0.06           0.08           --
                                                          ---------     ---------     ---------      ---------     --------
NET ASSET VALUE, END OF PERIOD                               $16.30        $19.67        $15.25         $15.61       $16.83
                                                          ---------     ---------     ---------      ---------     --------
                                                          ---------     ---------     ---------      ---------     --------
TOTAL RETURN                                                  (2.92)%       39.34%         4.25%         (0.55)%      16.82%
                                                          ---------     ---------     ---------      ---------     --------
                                                          ---------     ---------     ---------      ---------     --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $374,924      $357,708      $252,642       $230,095     $234,743
Ratio of Expenses to Average Net Assets (1)                    1.16%         1.15%         1.15%          1.15%        1.15%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                             1.15%          N/A           N/A            N/A          N/A
Ratio of Net Investment Income to Average Net Assets
  (1)                                                          1.32%         1.30%         1.23%          1.37%        1.29%
Portfolio Turnover Rate                                          54%           48%           39%            31%          35%
------------------------
(1) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income               $0.01         $0.01         $0.01          $0.01        $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                            1.22%         1.20%         1.21%          1.22%        1.23%
     Net Investment Income to Average Net Assets               1.38%         1.25%         1.18%          1.30%        1.20%
---------------------------------------------------------------------------------------------------------------------------------

* Includes a 1% transaction fee on purchases and redemptions of capital shares through 1999 and 0.50% for the year ended December 31, 2000

       The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO
------------------------------------------------------------------------------

                                                                                        CLASS A
                                                            ----------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------
                                                              2000         1999++        1998          1997          1996++
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.12         $6.18        $5.89         $7.96         $9.27
                                                            --------      --------     --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                              (0.02)        (0.02)        0.04          0.17            --
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                (2.37)         3.96         0.48         (0.94)        (0.13)
                                                            --------      --------     --------      --------      --------
    Total from Investment Operations                           (2.39)         3.94         0.52         (0.77)        (0.13)
                                                            --------      --------     --------      --------      --------
DISTRIBUTIONS
  Net Investment Income                                        (0.03)           --        (0.23)        (1.30)        (0.66)
  In Excess of Net Investment Income                           (0.08)           --           --            --         (0.52)
                                                            --------      --------     --------      --------      --------
    Total Distributions                                        (0.11)           --        (0.23)        (1.30)        (1.18)
                                                            --------      --------     --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                 $7.62        $10.12        $6.18         $5.89         $7.96
                                                            --------      --------     --------      --------      --------
                                                            --------      --------     --------      --------      --------
TOTAL RETURN                                                  (23.69)%       63.75%        8.82%        (9.23)%       (1.40)%
                                                            --------      --------     --------      --------      --------
                                                            --------      --------     --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                        $56,306       $73,666      $57,755       $77,086      $152,229
Ratio of Expenses to Average Net Assets (1)                     1.03%         1.01%        1.11%         1.06%         1.00%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                              1.00%         1.00%        1.00%         1.00%          N/A
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                                   (0.29)%       (0.28)%       0.03%        (0.21)%       (0.04)%
Portfolio Turnover Rate                                           14%           26%          66%           40%           38%
--------------------------
(1) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income                $0.01         $0.01        $0.01         $0.01         $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                             1.12%         1.14%        1.30%         1.14%         1.07%
     Net Investment Loss to Average Net Assets                 (0.38)%       (0.41)%      (0.14)%       (0.28)%       (0.11)%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS B
                                                             -------------------------------------------------------------------
                                                                                                                  PERIOD FROM
                                                                                                                   JANUARY 2,
                                                                        YEAR ENDED DECEMBER 31,                    1996*** TO
                                                             ---------------------------------------------------   DECEMBER 31,
                                                               2000         1999++        1998        1997             1996++
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.02       $6.13        $5.87       $7.94               $9.25
                                                             ---------    --------     --------    --------           ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(2)                                 0.02        0.08        (0.09)       0.09               (0.02)
  Net Realized and Unrealized Gain (Loss) on Investments         (2.41)       3.81         0.58       (0.89)              (0.14)
                                                             ---------    --------     --------    --------           ---------
    Total from Investment Operations                             (2.39)       3.89         0.49       (0.80)              (0.16)
                                                             ---------    --------     --------    --------           ---------
DISTRIBUTIONS
  Net Investment Income                                          (0.09)         --        (0.23)      (1.27)              (0.64)
  In Excess of Net Investment Income                                --          --           --          --               (0.51)
                                                             ---------    --------     --------    --------           ---------
    Total Distributions                                          (0.09)         --        (0.23)      (1.27)              (1.15)
                                                             ---------    --------     --------    --------           ---------
NET ASSET VALUE, END OF PERIOD                                   $7.54      $10.02        $6.13       $5.87               $7.94
                                                             ---------    --------     --------    --------           ---------
                                                             ---------    --------     --------    --------           ---------
TOTAL RETURN                                                    (23.93)%     63.46%        8.33%      (9.64)%             (1.67)%
                                                             ---------    --------     --------    --------           ---------
                                                             ---------    --------     --------    --------           ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                           $3,851      $3,538       $1,083      $1,703              $3,431
Ratio of Expenses to Average Net Assets (2)                       1.28%       1.26%        1.36%       1.31%               1.25%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                1.25%       1.25%        1.25%       1.25%                N/A
Ratio of Net Investment Loss to Average Net Assets (2)           (0.54)%     (0.57)%      (0.25)%     (0.53)%             (0.26)%**
Portfolio Turnover Rate                                             14%         26%          66%         40%                 38%
---------------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income                  $0.00+      $0.01        $0.02       $0.01               $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                               1.37%       1.39%        1.55%       1.38%               1.31%**
     Net Investment Loss to Average Net Assets                   (0.62)%     (0.67)%      (0.42)%     (0.60)%             (0.32)%**
--------------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1999 and 1996 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO
------------------------------------------------------------------------------

                                                                                              CLASS A
                                                                   --------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                     2000         1999         1998++        1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.32       $6.74        $10.91       $11.32        $9.06
                                                                    --------    --------     ---------     --------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                                       0.01        0.18          0.13        (0.01)        0.14
  Net Realized and Unrealized Gain (Loss) on Investments               (1.82)       4.59         (4.16)        4.32         4.27
                                                                    --------    --------     ---------     --------      -------
    Total from Investment Operations                                   (1.81)       4.77         (4.03)        4.31         4.41
                                                                    --------    --------     ---------     --------      -------
DISTRIBUTIONS
  Net Investment Income                                                (0.14)      (0.19)        (0.09)          --        (0.13)
  In Excess of Net Investment Income                                   (0.01)         --            --           --           --
  Net Realized Gain                                                       --          --         (0.05)       (4.04)       (2.02)
  In Excess of Net Realized Gain                                          --          --            --        (0.68)          --
                                                                    --------    --------     ---------     --------      -------
    Total Distributions                                                (0.15)      (0.19)        (0.14)       (4.72)       (2.15)
                                                                    --------    --------     ---------     --------      -------
NET ASSET VALUE, END OF PERIOD                                         $9.36      $11.32         $6.74       $10.91       $11.32
                                                                    --------    --------     ---------     --------      -------
                                                                    --------    --------     ---------     --------      -------
TOTAL RETURN                                                          (16.21)%     71.28%       (37.10)%      41.28%       48.77%
                                                                    --------    --------     ---------     --------      -------
                                                                    --------    --------     ---------     --------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $25,403     $13,809       $15,012      $73,196      $30,409
Ratio of Expenses to Average Net Assets (1)                             1.84%       1.79%         1.81%        1.89%        1.70%
Ratio of Expenses to Average Net Assets Excluding Foreign Tax
  and Interest Expense                                                  1.70%       1.70%         1.64%        1.70%        1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        (0.03)%      1.40%         1.40%       (0.14)%        1.21%
Portfolio Turnover Rate                                                  133%        124%          196%         286%         192%
-------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                        $0.02       $0.04           N/A        $0.01        $0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     2.06%       2.12%           N/A        1.96%        2.18%
     Net Investment Income (Loss) to Average Net Assets                (0.25)%      1.07%           N/A       (0.21)%       0.75%
---------------------------------------------------------------------------------------------------------------------------------



                                                                                             CLASS B
                                                                  ---------------------------------------------------------------


                                                                                                                     PERIOD FROM
                                                                                                                      JANUARY 2,
                                                                                                                      1996*** TO
                                                                             YEAR ENDED DECEMBER 31,                   DECEMBER
                                                                  -------------------------------------------------       31,
                                                                    2000        1999         1998++       1997           1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $11.36       $6.78       $10.80       $11.31           $9.44
                                                                  --------     -------     --------     --------      ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(2)                                    (0.01)       0.19         0.12           --            0.09
  Net Realized and Unrealized Gain (Loss) on Investments             (1.83)       4.58        (4.09)        4.21            3.90
                                                                  --------     -------     --------     --------      ----------
    Total from Investment Operations                                 (1.84)       4.77        (3.97)        4.21            3.99
                                                                  --------     -------     --------     --------      ----------
DISTRIBUTIONS
  Net Investment Income                                              (0.14)      (0.19)          --           --           (0.10)
  In Excess of Net Investment Income                                 (0.01)         --           --           --              --
  Net Realized Gain                                                     --          --        (0.05)       (4.04)          (2.02)
  In Excess of Net Realized Gain                                        --          --           --        (0.68)             --
                                                                  --------     -------     --------     --------      ----------
    Total Distributions                                              (0.15)      (0.19)       (0.05)       (4.72)          (2.12)
                                                                  --------     -------     --------     --------      ----------
NET ASSET VALUE, END OF PERIOD                                       $9.37      $11.36        $6.78       $10.80          $11.31
                                                                  --------     -------     --------     --------      ----------
                                                                  --------     -------     --------     --------      ----------
TOTAL RETURN                                                        (16.42)%     70.85%      (36.86)%      40.37%          42.44%
                                                                  --------     -------     --------     --------      ----------
                                                                  --------     -------     --------     --------      ----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $1,140      $1,387       $1,148       $6,709          $1,333
Ratio of Expenses to Average Net Assets (2)                           2.09%       2.05%        2.01%        2.14%           1.95%**
Ratio of Expenses to Average Net Assets Excluding Foreign Tax and
  Interest Expense                                                    1.95%       1.95%        1.85%        1.95%           1.95%**
Ratio of Net Investment Income (Loss) to Average Net
  Assets (2)                                                          0.33%       1.04%        1.24%       (0.34)%          0.89%**
Portfolio Turnover Rate                                                133%        124%         196%         286%            192%
-------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                      $0.03       $0.05          N/A        $0.00+          $0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets                                   2.31%       2.35%         N/A         2.21%           2.43%**
     Net Investment Income (Loss) to Average Net Assets              (0.26)%      0.75%         N/A        (0.41)%          0.42%**
---------------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

   The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
------------------------------------------------------------------------------

                                                                                       CLASS A
                                                          ------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                            2000           1999          1998          1997         1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $25.04         $19.04        $16.93        $14.94       $14.14
                                                          ---------      ---------     ---------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                             (0.01)         (0.02)         0.04          0.06         0.17
  Net Realized and Unrealized Gain (Loss) on
    Investments                                               (2.76)          7.49          3.17          4.48         4.07
                                                          ---------      ---------     ---------     ---------    ---------
    Total from Investment Operations                          (2.77)          7.47          3.21          4.54         4.24
                                                          ---------      ---------     ---------     ---------    ---------
DISTRIBUTIONS
  Net Investment Income                                          --             --         (0.03)        (0.06)       (0.17)
  In Excess of Net Investment Income                             --          (0.00)+          --         (0.00)+         --
  Net Realized Gain                                           (1.76)         (1.47)        (0.64)        (2.49)       (3.27)
  In Excess of Net Realized Gain                                 --             --         (0.43)           --           --
                                                          ---------      ---------     ---------     ---------    ---------
    Total Distributions                                       (1.76)         (1.47)        (1.10)        (2.55)       (3.44)
                                                          ---------      ---------     ---------     ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $20.51         $25.04        $19.04        $16.93       $14.94
                                                          ---------      ---------     ---------     ---------    ---------
                                                          ---------      ---------     ---------     ---------    ---------
TOTAL RETURN                                                 (11.78)%        39.89%        19.04%        31.32%       30.97%
                                                          ---------      ---------     ---------     ---------    ---------
                                                          ---------      ---------     ---------     ---------    ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $886,824       $977,005      $784,565      $591,789     $352,703
Ratio of Expenses to Average Net Assets (1)                    0.80%          0.80%         0.80%         0.80%        0.80%
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                                   0.79%         (0.10)%        0.22%         0.35%        1.12%
Portfolio Turnover Rate                                          71%            91%          156%          177%         186%
-----------------------------
(1) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income               $0.00+         $0.00+        $0.00+        $0.00+       $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                            0.80%          0.80%         0.80%         0.82%        0.88%
     Net Investment Income (Loss) to Average Net Assets       (0.06)%        (0.10)%        0.22%         0.33%        1.04%
----------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                         -------------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JANUARY 2,
                                                                                                                 1996*** TO
                                                                      YEAR ENDED DECEMBER 31,                    DECEMBER
                                                         ---------------------------------------------------        31,
                                                           2000           1999          1998         1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $24.90         $18.97       $16.91       $14.92          $14.22
                                                         ---------      ---------    ---------     --------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(2)                            (0.04)         (0.04)        0.00         0.04            0.13
  Net Realized and Unrealized Gain (Loss) on
    Investments                                              (2.78)          7.44         3.15         4.46            3.99
                                                         ---------      ---------    ---------     --------     -----------
    Total from Investment Operations                         (2.82)          7.40         3.15         4.50            4.12
                                                         ---------      ---------    ---------     --------     -----------
DISTRIBUTIONS
  Net Investment Income                                         --             --        (0.02)       (0.02)          (0.15)
  In Excess of Net Investment Income                            --          (0.00)+         --           --              --
  Net Realized Gain                                          (1.76)         (1.47)       (0.64)       (2.49)          (3.27)
  In Excess of Net Realized Gain                                --             --        (0.43)          --              --
                                                         ---------      ---------    ---------     --------     -----------
    Total Distributions                                      (1.76)         (1.47)       (1.09)       (2.51)          (3.42)
                                                         ---------      ---------    ---------     --------     -----------
NET ASSET VALUE, END OF PERIOD                              $20.32         $24.90       $18.97       $16.91          $14.92
                                                         ---------      ---------    ---------     --------     -----------
                                                         ---------      ---------    ---------     --------     -----------
TOTAL RETURN                                                (12.01)%        39.61%       18.71%       31.05%          29.92%
                                                         ---------      ---------    ---------     --------     -----------
                                                         ---------      ---------    ---------     --------     -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $350,556       $246,889      $83,330      $27,879          $5,498
Ratio of Expenses to Average Net Assets (2)                   1.05%          1.05%        1.05%        1.05%           1.05%**
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                             (1.04)%        (0.34)%      (0.02)%       0.10%           0.91%**
Portfolio Turnover Rate                                         71%            91%         156%         177%            186%
-------------------------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income              $0.00+         $0.00+       $0.00+       $0.01           $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                           1.05%          1.05%        1.05%        1.07%           1.12%**
     Net Investment Income (Loss) to Average Net
      Assets                                                 (0.30)%        (0.34)%      (0.20)%       0.80%           0.84%**
----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.

  The accompanying notes are an integral part of the financial statements.
                                            172

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
------------------------------------------------------------------------------

                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2000          1999           1998         1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $19.70        $17.50         $15.78       $14.43       $12.17
                                                                ---------     ---------      ---------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                  (0.05)        (0.06)          0.00+        0.01         0.18
  Net Realized and Unrealized Gain (Loss) on Investments            (2.05)         7.89           2.42         4.58         4.73
                                                                ---------     ---------      ---------     --------     --------
    Total from Investment Operations                                (2.10)         7.83           2.42         4.59         4.91
                                                                ---------     ---------      ---------     --------     --------
DISTRIBUTIONS
  Net Investment Income                                                --            --             --        (0.01)       (0.17)
  In Excess of Net Investment Income                                   --            --             --        (0.00)+         --
  Net Realized Gain                                                 (2.29)        (5.63)         (0.38)       (3.23)       (2.48)
  In Excess of Net Realized Gain                                       --            --          (0.32)          --           --
                                                                ---------     ---------      ---------     --------     --------
    Total Distributions                                             (2.29)        (5.63)         (0.70)       (3.24)       (2.65)
                                                                ---------     ---------      ---------     --------     --------
NET ASSET VALUE, END OF PERIOD                                     $15.31        $19.70         $17.50       $15.78       $14.43
                                                                ---------     ---------      ---------     --------     --------
                                                                ---------     ---------      ---------     --------     --------
TOTAL RETURN                                                       (11.66)%       46.44%         15.35%       33.31%       40.90%
                                                                ---------     ---------      ---------     --------     --------
                                                                ---------     ---------      ---------     --------     --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $126,531      $136,128       $130,734     $155,087      $68,480
Ratio of Expenses to Average Net Assets (1)                          1.00%         1.01%          1.01%        1.02%        1.00%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                    N/A          1.00%          1.00%        1.00%         N/A
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                                        (0.27)%       (0.33)%         0.01%        0.08%        1.26%
Portfolio Turnover Rate                                                93%          155%           373%         302%         380%
------------------------------
(1) Effect of voluntary expense limitation during the
   period:
     Per share benefit to net investment income                     $0.00+        $0.01          $0.01        $0.01        $0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                                  1.04%         1.07%          1.03%        1.08%        1.24%
     Net Investment Income (Loss) to Average Net Assets             (0.29)%       (0.39)%        (0.01)%       0.02%        1.02%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                                                     PERIOD FROM
                                                                                                                      JANUARY 2,
                                                                                                                      1996*** TO
                                                                            YEAR ENDED DECEMBER 31,                   DECEMBER
                                                               ---------------------------------------------------      31,
                                                                 2000         1999          1998         1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $19.50       $17.40        $15.72       $14.42          $12.25
                                                                --------    ---------     ---------    ---------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(2)                                  (0.08)       (0.08)        (0.06)       (0.01)           0.13
  Net Realized and Unrealized Gain (Loss) on Investments           (2.04)        7.81          2.44         4.55            4.67
                                                                --------    ---------     ---------    ---------     -----------
    Total from Investment Operations                               (2.12)        7.73          2.38         4.54            4.80
                                                                --------    ---------     ---------    ---------     -----------
DISTRIBUTIONS
  Net Investment Income                                               --           --            --        (0.01)          (0.15)
  In Excess of Net Investment Income                                  --           --            --        (0.00)+            --
  Net Realized Gain                                                (2.29)       (5.63)        (0.38)       (3.23)          (2.48)
  In Excess of Net Realized Gain                                      --           --         (0.32)          --              --
                                                                --------    ---------     ---------    ---------     -----------
    Total Distributions                                            (2.29)       (5.63)        (0.70)       (3.24)          (2.63)
                                                                --------    ---------     ---------    ---------     -----------
NET ASSET VALUE, END OF PERIOD                                    $15.09       $19.50        $17.40       $15.72          $14.42
                                                                --------    ---------     ---------    ---------     -----------
                                                                --------    ---------     ---------    ---------     -----------
TOTAL RETURN                                                      (11.89)%      46.13%        15.15%       32.90%          39.72%
                                                                --------    ---------     ---------    ---------     -----------
                                                                --------    ---------     ---------    ---------     -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $18,876      $22,168       $16,682      $18,277          $8,805
Ratio of Expenses to Average Net Assets (2)                         1.25%        1.26%         1.26%        1.27%           1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                           1.25%        1.25%         1.25%        1.25%            N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)    (0.52)%      (0.58)%       (0.26)%      (0.18)%          0.95%**
Portfolio Turnover Rate                                               93%         155%          373%         302%            380%
----------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                    $0.00+       $0.01         $0.00+       $0.00+          $0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                                 1.29%        1.32%         1.28%        1.33%           1.47%**
     Net Investment Income (Loss) to Average Net Assets            (0.54)%      (0.64)%       (0.28)%      (0.24)%          0.73%**
---------------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.

       The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
------------------------------------------------------------------------------

                                                                                        CLASS A
                                                             ---------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                               2000          1999         1998         1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $13.32         $8.07       $7.72        $13.50       $21.49
                                                              --------      --------    --------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                               (0.08)        (0.05)       0.09         (0.07)       (0.19)
  Net Realized and Unrealized Gain (Loss) on Investments         (0.69)         7.40        1.97          1.09         0.89
                                                              --------      --------    --------     ---------    ---------
    Total from Investment Operations                             (0.77)         7.35        2.06          1.02         0.70
                                                              --------      --------    --------     ---------    ---------
DISTRIBUTIONS
  Net Investment Income                                             --            --       (0.09)           --           --
  Net Realized Gain                                              (1.23)        (2.10)      (1.62)        (6.80)       (8.69)
  In Excess of Net Realized Gain                                 (0.33)           --          --            --           --
                                                              --------      --------    --------     ---------    ---------
    Total Distributions                                          (1.56)        (2.10)      (1.71)        (6.80)       (8.69)
                                                              --------      --------    --------     ---------    ---------
NET ASSET VALUE, END OF PERIOD                                  $10.99        $13.32       $8.07         $7.72       $13.50
                                                              --------      --------    --------     ---------    ---------
                                                              --------      --------    --------     ---------    ---------
TOTAL RETURN                                                     (6.64)%       96.45%      27.54%        11.36%        3.72%
                                                              --------      --------    --------     ---------    ---------
                                                              --------      --------    --------     ---------    ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $89,367       $77,193     $73,276       $57,777      $62,793
Ratio of Expenses to Average Net Assets (1)                       1.25%         1.25%       1.25%         1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 (0.68)%       (0.59)%      1.06%        (0.87)%      (0.88)%
Portfolio Turnover Rate                                            129%          204%        331%          228%          33%
-------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                  $0.01         $0.01       $0.01         $0.01        $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                               1.30%         1.43%       1.35%         1.34%        1.30%
     Net Investment Income (Loss) to Average Net Assets          (0.73)%       (0.78)%      0.96%        (0.95)%      (0.92)%
----------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS B
                                                             ---------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JANUARY 2,
                                                                                                                 1996*** TO
                                                                        YEAR ENDED DECEMBER 31,                  DECEMBER
                                                             -------------------------------------------------      31,
                                                               2000         1999         1998        1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $13.01         $7.93       $7.63      $13.45          $21.47
                                                             --------      --------    --------    --------     ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                              (0.10)        (0.08)       0.09       (0.06)          (0.15)
  Net Realized and Unrealized Gain (Loss) on Investments        (0.67)         7.26        1.90        1.04            0.82
                                                             --------      --------    --------    --------     ------------
    Total from Investment Operations                            (0.77)         7.18        1.99        0.98            0.67
                                                             --------      --------    --------    --------     ------------
DISTRIBUTIONS
  Net Investment Income                                            --            --       (0.07)         --              --
  Net Realized Gain                                             (1.23)        (2.10)      (1.62)      (6.80)          (8.69)
  In Excess of Net Realized Gain                                (0.33)           --          --          --              --
                                                             --------      --------    --------    --------     ------------
    Total Distributions                                         (1.56)        (2.10)      (1.69)      (6.80)          (8.69)
                                                             --------      --------    --------    --------     ------------
NET ASSET VALUE, END OF PERIOD                                 $10.68        $13.01       $7.93       $7.63          $13.45
                                                             --------      --------    --------    --------     ------------
                                                             --------      --------    --------    --------     ------------
TOTAL RETURN                                                    (6.81)%       95.97%      26.86%      11.13%           3.58%
                                                             --------      --------    --------    --------     ------------
                                                             --------      --------    --------    --------     ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                         $91,069       $14,775      $1,282      $1,313          $3,997
Ratio of Expenses to Average Net Assets (2)                      1.50%         1.50%       1.50%       1.50%           1.50%**
Ratio of Net Investment Income (Loss) to Average Net
  Assets (2)                                                    (0.97)%       (0.87)%      0.88%      (1.12)%         (1.09)%**
Portfolio Turnover Rate                                           129%          204%        331%        228%             33%
--------------------------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income                 $0.00         $0.02       $0.01       $0.00+          $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                              1.55%         1.66%       1.60%       1.58%           1.54%**
     Net Investment Income (Loss) to Average Net Assets         (1.02)%        1.03%       0.78%      (1.21)%         (1.14)%**
---------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.

   The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------

                                                                                      CLASS A
                                                        ------------------------------------------------------------------------
                                                                                                                  PERIOD FROM
                                                                                                                 SEPTEMBER 16,
                                                                     YEAR ENDED DECEMBER 31,                         1996* TO
                                                        ---------------------------------------------------       DECEMBER 31,
                                                             2000     1999++         1998++          1997            1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                            $38.91    $17.98         $11.73         $10.71           $10.00
                                                            ------    ------         ------         ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                           (0.34)    (0.28)         (0.13)          0.07            (0.02)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                              (7.69)    28.07           6.45           3.75             0.73
                                                            ------    ------         ------         ------           ------
    Total from Investment Operations                         (8.03)    27.79           6.32           3.82             0.71
                                                            ------    ------         ------         ------           ------
DISTRIBUTIONS
  Net Investment Income                                         --        --             --          (0.26)              --
  Net Realized Gain                                          (5.06)    (6.86)         (0.07)         (1.28)              --
  In Excess of Net Realized Gain                                --        --             --          (1.00)              --
  Return of Capital                                             --        --             --          (0.26)              --
                                                            ------    ------         ------         ------           ------
    Total Distributions                                      (5.06)    (6.86)         (0.07)         (2.80)              --
                                                            ------    ------         ------         ------           ------
NET ASSET VALUE, END OF PERIOD                              $25.82    $38.91         $17.98         $11.73           $10.71
                                                            ======    ======         ======         ======           ======
TOTAL RETURN                                                (22.67)%  160.62%         53.90%         37.27%            7.10%
                                                            ======    ======         ======         ======           ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $101,588   $82,190        $27,506        $31,788           $3,595
Ratio of Expenses to Average Net Assets (1)                   1.26%     1.26%          1.29%          1.25%            1.25%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                            1.25%     1.25%          1.25%           N/A              N/A
Ratio of Net Investment Loss to Average Net Assets (1)       (1.05)%   (1.06)%        (0.95)%        (1.07)%          (0.70)%**
Portfolio Turnover Rate                                        150%      250%           265%           622%              77%
-----------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income
      (Loss)                                                 $0.01     $0.00+         $0.07          $0.08            $0.22
    Ratios before expense limitation:
     Expenses to Average Net Assets                           1.29%     1.28%          1.82%          2.47%            8.51%**
     Net Investment Loss to Average Net Assets               (1.08)%   (1.09)%        (1.47)%        (2.30)%          (7.96)%**
----------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                           -----------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                               SEPTEMBER 16,
                                                                       YEAR ENDED DECEMBER 31,                    1996* TO
                                                           ------------------------------------------------     DECEMBER 31,
                                                             2000      1999++        1998++          1997           1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                              $38.69    $17.92        $11.72        $10.71           $10.00
                                                              ------    ------        ------        ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                             (0.41)    (0.35)        (0.16)         0.04            (0.02)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                (7.64)    27.98          6.43          3.74             0.73
                                                              ------    ------        ------        ------           ------
    Total from Investment Operations                           (8.05)    27.63          6.27          3.78             0.71
                                                              ------    ------        ------        ------           ------
DISTRIBUTIONS
  Net Investment Income                                           --        --            --         (0.25)              --
  Net Realized Gain                                            (5.06)    (6.86)        (0.07)        (1.28)              --
  In Excess of Net Realized Gain                                  --        --            --         (1.00)              --
  Return of Capital                                               --        --            --         (0.24)              --
                                                              ------    ------        ------        ------           ------
    Total Distributions                                        (5.06)    (6.86)        (0.07)        (2.77)              --
                                                              ------    ------        ------        ------           ------
NET ASSET VALUE, END OF PERIOD                                $25.58    $38.69        $17.92        $11.72           $10.71
                                                              ------    ------        ------        ------           ------
TOTAL RETURN                                                  (22.86)%  160.26%        53.52%        36.90%            7.10%
                                                             =======    ======        ======        ======           ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                         $6,251    $4,192          $850        $2,394           $1,487
Ratio of Expenses to Average Net Assets (2)                     1.51%     1.51%         1.55%         1.50%            1.50%**
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                       1.50%     1.50%         1.50%          N/A              N/A
Ratio of Net Investment Loss to Average Net Assets (2)         (1.30)%   (1.31)%       (1.32)%       (1.41)%          (1.00)%**
Portfolio Turnover Rate                                          150%      250%          265%          622%              77%
------------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income (Loss)         $0.01     $0.00+        $0.07         $0.04            $0.19
    Ratios before expense limitation:
     Expenses to Average Net Assets                             1.54%     1.53%         2.08%         2.72%            9.14%**
     Net Investment Loss to Average Net Assets                 (1.34)%   (1.32)%       (1.84)%       (2.63)%          (8.65)%**

-------------------------------------------------------------------------------
*   Commencement of Operations
**  Annualized
+   Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 1998, 1999 are based on average shares outstanding.

     The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO
-------------------------------------------------------------------------------

                                                                                                  CLASS A
                                                                           ----------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                      JULY 31,
                                                                                  YEAR ENDED DECEMBER 31,             1997* TO
                                                                           --------------------------------------    DECEMBER 31,
                                                                             2000          1999++         1998++       1997++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $12.34       $12.43         $10.31        $10.00
                                                                             -------       ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                     0.04         0.11           0.09          0.06
  Net Realized and Unrealized Gain (Loss) on Investments                       (1.28)        2.30           2.10          0.33
                                                                             -------       ------         ------        ------
    Total from Investment Operations                                           (1.24)        2.41           2.19          0.39
DISTRIBUTIONS
  Net Investment Income                                                        (0.04)       (0.11)         (0.05)        (0.05)
  In Excess of Net Investment Income                                              --           --             --         (0.03)
  Net Realized Gain                                                            (0.34)       (2.34)            --            --
  In Excess of Net Realized Gain                                               (0.22)       (0.05)         (0.02)           --
  Paid in Capital                                                              (0.01)          --             --            --
                                                                             -------       ------        -------        ------
    Total Distributions                                                        (0.61)       (2.50)         (0.07)        (0.08)
                                                                             -------       ------        -------        ------
NET ASSET VALUE, END OF PERIOD                                                $10.49       $12.34         $12.43        $10.31
                                                                             =======       ======        =======        ======
TOTAL RETURN                                                                  (10.10)%      20.25%         21.26%         3.94%
                                                                             =======       ======        =======        ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                        $16,912      $22,430        $66,640       $20,914
Ratio of Expenses to Average Net Assets (1)                                     0.81%        0.83%          0.80%         0.80%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense              0.80%        0.80%           N/A           N/A
Ratio of Net Investment Income to Average Net Assets (1)                        0.31%        0.35%          0.87%         1.32%**
Portfolio Turnover Rate                                                          122%         182%           228%           15%
------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income (Loss)                         $0.04        $0.10          $0.03         $0.07
    Ratios before expense limitation:
     Expenses to Average Net Assets                                             1.10%        1.17%          1.05%         2.37%**
     Net Investment Income (Loss) to Average Net Assets                         0.02%        0.00%          0.59%        (0.25)%**
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                  CLASS B
                                                                           ------------------------------------------------------
                                                                            PERIOD FROM                             PERIOD FROM
                                                                             JANUARY 1,                               JULY 31,
                                                                              2000 TO     YEAR ENDED DECEMBER 31,     1997* TO
                                                                            OCTOBER 31,   -----------------------   DECEMBER 31,
                                                                               2000#       1999++         1998         1997++
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $12.33       $12.42        $10.31          $10.00
                                                                             -------       ------       -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                    (7.25)        0.03          0.06            0.02
  Net Realized and Unrealized Gain (Loss) on Investments                        7.34         2.36          2.10            0.37
                                                                             -------       ------       -------          ------
    Total from Investment Operations                                            0.09         2.39          2.16            0.39
                                                                             -------       ------       -------          ------
DISTRIBUTIONS
  Net Investment Income                                                           --        (0.08)        (0.03)          (0.05)
  Net Realized Gain                                                            (0.35)       (2.33)           --           (0.03)
  In Excess of Net Realized Gain                                               (0.22)       (0.07)        (0.02)             --
                                                                             -------       ------       -------          ------
    Total Distributions                                                        (0.57)       (2.48)        (0.05)          (0.08)
                                                                             -------       ------       -------          ------
NET ASSET VALUE, END OF PERIOD                                                $11.85       $12.33        $12.42          $10.31
                                                                             =======       ======       =======          ======
TOTAL RETURN                                                                   (3.81)%      19.99%        20.95%           3.93%
                                                                             =======       ======       =======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                             $8       $1,533        $1,431            $102
Ratio of Expenses to Average Net Assets (2)                                     1.06%**      1.08%         1.05%           1.05%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense              1.05%        1.05%          N/A             N/A
Ratio of Net Investment Income to Average Net Assets (2)                        0.04%**      0.15%         0.52%           0.48%**
Portfolio Turnover Rate                                                          122%         182%          228%             15%
------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                                $0.00+       $0.08         $0.03           $0.00+
    Ratios before expense limitation:
     Expenses to Average Net Assets                                             1.44%**      1.42%         1.34%           2.63%**
     Net Investment Income (Loss) to Average Net Assets                        (0.42)%**    (0.24)%        0.24%          (0.32)%**
---------------------------------------------------------------------------------------------------------------------------------

*   Commencement of Operations
**  Annualized
#   The B Class ceased operations as of October 31, 2000.
+   Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1999, 1998, and 1997 are based on average shares outstanding.

     The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------


                                                                                      CLASS A
                                                        --------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------------
                                                           2000           1999           1998          1997         1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.84        $12.71         $15.38        $14.41       $11.42
                                                            -------        ------        -------        ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                    0.51          0.81           0.47          0.42         0.37
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                2.94         (0.98)         (2.32)         3.40         4.02
                                                            -------        ------        -------        ------       ------
    Total from Investment Operations                           3.45         (0.17)         (1.85)         3.82         4.39
                                                            -------        ------        -------        ------       ------
DISTRIBUTIONS
  Net Investment Income                                       (0.56)        (0.66)         (0.49)        (0.43)       (0.39)
  Net Realized Gain                                           (0.23)           --          (0.10)        (2.16)       (1.01)
  In Excess of Net Realized Gain                                 --         (0.04)         (0.23)        (0.26)          --
                                                            -------        ------        -------        ------       ------
    Total Distributions                                       (0.79)        (0.70)         (0.82)        (2.85)       (1.40)
                                                            -------        ------        -------        ------       ------
NET ASSET VALUE, END OF PERIOD                               $14.50        $11.84         $12.71        $15.38       $14.41
                                                            =======        ======        =======        ======       ======
TOTAL RETURN                                                  29.65%        (1.48)%       (12.29)%       27.62%       39.56%
                                                            =======        ======        =======        ======       ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $584,263      $311,064       $259,589      $361,549     $210,368
Ratio of Expenses to Average Net Assets (1)                    1.00%         1.00%          1.00%         1.00%        1.00%
Ratio of Net Investment Income to Average Net
  Assets (1)                                                   4.13%         6.52%          3.33%         2.72%        3.08%
Portfolio Turnover Rate                                          31%           47%           117%          135%         171%
------------------
(1) Effect of voluntary expense limitation during
    the period:
     Per share benefit to net investment income               $0.00+        $0.00+         $0.00+        $0.01        $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                            1.01%         1.02%          1.04%         1.04%        1.14%
     Net Investment Income to Average Net Assets               4.11%         6.51%          3.30%         2.68%        2.93%
----------------------------------------------------------------------------------------------------------------------------


                                                                                       CLASS B
                                                           -----------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JANUARY 2,
                                                                       YEAR ENDED DECEMBER 31,                   1996*** TO
                                                           -------------------------------------------------     DECEMBER 31,
                                                             2000          1999         1998++        1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.80        $12.67       $15.34       $14.39          $11.50
                                                             ------        ------      -------       ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                    0.49          0.82         0.47         0.47            0.35
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                2.92         (1.02)       (2.35)        3.29            3.92
                                                             ------        ------      -------       ------          ------
    Total from Investment Operations                           3.41         (0.20)       (1.88)        3.76            4.27
                                                             ------        ------      -------       ------          ------
DISTRIBUTIONS
  Net Investment Income                                       (0.53)        (0.63)       (0.46)       (0.39)          (0.37)
  Net Realized Gain                                           (0.23)           --        (0.10)       (2.16)          (1.01)
  In Excess of Net Realized Gain                                 --         (0.04)       (0.23)       (0.26)             --
                                                             ------        ------      -------       ------          ------
    Total Distributions                                       (0.76)        (0.67)       (0.79)       (2.81)          (1.38)
                                                             ------        ------      -------       ------          ------
NET ASSET VALUE, END OF PERIOD                               $14.45        $11.80       $12.67       $15.34          $14.39
                                                             ======        ======      =======       ======          ======
TOTAL RETURN                                                  29.36%        (1.73)%     (12.52)%      27.21%          38.23%
                                                             ======        ======      =======       ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                       $20,235       $13,418      $13,523      $21,231          $8,734
Ratio of Expenses to Average Net Assets (2)                    1.25%         1.25%        1.25%        1.25%           1.25%**
Ratio of Net Investment Income to Average Net Assets
  (2)                                                          3.83%         6.13%        3.23%        3.49%           2.91%**
Portfolio Turnover Rate                                          31%           47%         117%         135%            171%
------------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income               $0.00+        $0.00+       $0.01        $0.00+          $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                            1.26%         1.27%        1.29%        1.28%           1.37%**
     Net Investment Income to Average Net Assets               3.81%         6.12%        3.20%        3.46%           2.79%**
----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1998 are based on average shares outstanding.

     The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO
-------------------------------------------------------------------------------


                                                                                        CLASS A
                                                             ---------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                                2000          1999         1998         1997        1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $9.63       $10.78       $13.62       $13.89       $13.94
                                                                 ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                        0.16         0.26         0.20         0.35         0.41
  Net Realized and Unrealized Gain (Loss) on Investments           1.54         0.97         0.98         3.51         2.27
                                                                 ------       ------       ------       ------       ------
    Total from Investment Operations                               1.70         1.23         1.18         3.86         2.68
                                                                 ------       ------       ------       ------       ------
DISTRIBUTIONS
  Net Investment Income                                           (0.16)       (0.17)       (0.21)       (0.35)       (0.41)
  Net Realized Gain                                               (0.59)       (2.09)       (3.81)       (3.78)       (2.32)
  In Excess of Net Realized Gain                                  (0.26)       (0.12)          --           --           --
                                                                 ------       ------       ------       ------       ------
    Total Distributions                                           (1.01)       (2.38)       (4.02)       (4.13)       (2.73)
                                                                 ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                                   $10.32        $9.63       $10.78       $13.62       $13.89
                                                                 ======       ======       ======       ======       ======
TOTAL RETURN                                                      18.08%       11.63%        8.79%       29.20%       19.73%
                                                                 ======       ======       ======       ======       ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                           $70,454      $46,768      $57,543      $86,054     $106,128
Ratio of Expenses to Average Net Assets (1)                        0.70%        0.73%        0.70%        0.70%        0.70%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                  N/A        0.70%          N/A          N/A          N/A
Ratio of Net Investment Income to Average Net Assets (1)           1.64%        1.25%        1.36%        2.15%        2.62%
Portfolio Turnover Rate                                              62%          80%         153%          36%          42%
------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                   $0.01        $0.03        $0.02        $0.02        $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                               0.81%        0.86%        0.82%        0.80%        0.78%
     Net Investment Income to Average Net Assets                  1.54%        1.12%        1.25%        2.06%        2.55%
----------------------------------------------------------------------------------------------------------------------------


                                                                                          CLASS B
                                                                 -----------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JANUARY 2,
                                                                          YEAR ENDED DECEMBER 31,               1996*** TO
                                                                 -------------------------------------------    DECEMBER 31,
                                                                  2000       1999        1998        1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $9.60     $10.76      $13.59      $13.89          $14.06
                                                                  ------     ------      ------      ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                         0.12       0.20        0.07        0.28            0.29
  Net Realized and Unrealized Gain (Loss) on Investments            1.56       0.99        1.08        3.51            2.25
                                                                  ------     ------      ------      ------          ------
    Total from Investment Operations                                1.68       1.19        1.15        3.79            2.54
                                                                  ------     ------      ------      ------          ------
DISTRIBUTIONS
  Net Investment Income                                            (0.11)     (0.13)      (0.17)      (0.31)          (0.39)
  Net Realized Gain                                                (0.59)     (2.02)      (3.81)      (3.78)          (2.32)
  In Excess of Net Realized Gain                                   (0.26)     (0.20)        N/A         N/A             N/A
                                                                  ------     ------      ------      ------          ------
    Total Distributions                                            (0.96)     (2.35)      (3.98)      (4.09)          (2.71)
                                                                  ------     ------      ------      ------          ------
NET ASSET VALUE, END OF PERIOD                                    $10.32      $9.60      $10.76      $13.59          $13.89
                                                                  ======     ======      ======      ======          ======
TOTAL RETURN                                                       17.92%     11.22%       8.59%      28.70%          18.57%
                                                                  ======     ======      ======      ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $891       $921      $1,045      $2,246          $2,555
Ratio of Expenses to Average Net Assets (2)                         0.95%      0.98%       0.95%       0.95%           0.95%**
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                            N/A       0.95%        N/A         N/A             N/A
Ratio of Net Investment Income to Average Net Assets (2)            1.35%      1.01%       1.12%       1.86%           2.33%**
Portfolio Turnover Rate                                               62%        80%        153%         36%             42%
------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                    $0.01      $0.03       $0.02       $0.01           $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                 1.11%      1.13%       1.07%       1.04%           1.03%**
     Net Investment Income to Average Net Assets                    1.24%      0.87%       1.01%       1.77%           2.26%**
----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

     The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
-------------------------------------------------------------------------------


                                                                                             CLASS A
                                                                  ---------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------------
                                                                    2000         1999++         1998          1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $3.00        $2.61         $5.77        $7.54         $8.59
                                                                   -------      -------       -------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                               0.55         0.43          1.13         0.74          1.54
  Net Realized and Unrealized Gain (Loss) on Investments             (0.17)        0.34         (3.19)        0.55          2.79
                                                                   -------      -------       -------     --------      --------
    Total from Investment Operations                                  0.38         0.77         (2.06)        1.29          4.33
                                                                   -------      -------       -------     --------      --------
DISTRIBUTIONS
  Net Investment Income                                              (0.50)       (0.37)        (1.08)       (0.71)        (1.17)
  In Excess of Net Investment Income                                    --        (0.00)+       (0.02)          --         (0.01)
  Net Realized Gain                                                     --           --            --        (2.17)        (4.20)
  In Excess of Net Realized Gain                                        --           --            --        (0.08)           --
  Return of Capital                                                     --        (0.01)           --        (0.10)           --
                                                                   -------      -------       -------     --------      --------
    Total Distributions                                              (0.50)       (0.38)        (1.10)       (3.06)        (5.38)
                                                                   -------      -------       -------     --------      --------
NET ASSET VALUE, END OF PERIOD                                       $2.88        $3.00         $2.61        $5.77         $7.54
                                                                   =======      =======       =======     ========      ========
TOTAL RETURN                                                         12.81%       29.22%       (35.95)%      18.29%        50.52%
                                                                   =======      =======       =======     ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                              $47,080      $52,654       $46,234     $142,382      $152,142
Ratio of Expenses to Average Net Assets                               1.15%        1.40%         2.38%        1.60%         2.70%
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                             1.10%        1.29%         1.34%         N/A           N/A
Ratio of Net Investment Income to Average Net Assets                 13.33%       13.12%        11.61%        8.06%        11.66%
Portfolio Turnover Rate                                                375%         249%          457%         417%          560%
---------------------------------------------------------------------------------------------------------------------------------


                                                                                               CLASS B
                                                                     ------------------------------------------------------------
                                                                                                                     PERIOD FROM
                                                                                                                      JANUARY 2,
                                                                               YEAR ENDED DECEMBER 31,                1996*** TO
                                                                     --------------------------------------------     DECEMBER 31,
                                                                      2000       1999++        1998++     1997++         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $3.03      $2.66         $5.77      $7.53           $8.68
                                                                      ------     ------       -------     ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.20       0.28          1.13       0.69            1.01
  Net Realized and Unrealized Gain (Loss) on Investments                0.17       0.46         (3.17)      0.59            3.20
                                                                      ------     ------       -------     ------          ------
    Total from Investment Operations                                    0.37       0.74         (2.04)      1.28            4.21
                                                                      ------     ------       -------     ------          ------
DISTRIBUTIONS
  Net Investment Income                                                (0.48)     (0.05)        (1.05)     (0.69)          (1.15)
  In Excess of Net Investment Income                                      --         --         (0.02)        --           (0.01)
  Net Realized Gain                                                       --         --            --      (2.17)          (4.20)
  In Excess of Net Realized Gain                                          --         --            --      (0.08)             --
  Return of Capital                                                       --      (0.32)           --      (0.10)             --
                                                                      ------     ------       -------     ------          ------
    Total Distributions                                                (0.48)     (0.37)        (1.07)     (3.04)          (5.36)
                                                                      ------     ------       -------     ------          ------
NET ASSET VALUE, END OF PERIOD                                         $2.92      $3.03         $2.66      $5.77           $7.53
                                                                      ======     ======       =======     ======          ======
TOTAL RETURN                                                           12.50%     28.01%       (35.37)%    18.05%          48.52%
                                                                      ======     ======       =======     ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                   $387       $860        $1,187     $2,281          $4,253
Ratio of Expenses to Average Net Assets                                 1.40%      1.65%         2.62%      1.91%           2.81%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense      1.35%      1.55%         1.60%       N/A             N/A
Ratio of Net Investment Income to Average Net Assets                   13.28%     12.85%        11.09%      7.87%          11.09%**
Portfolio Turnover Rate                                                  375%       249%          457%       417%            560%
---------------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1999, 1998, and 1997 are based on average shares outstanding.

     The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 2000           1999          1998          1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.24         $11.08        $10.88       $10.58        $10.81
                                                                --------       --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                         0.67           0.64          0.62         0.65          0.67
  Net Realized and Unrealized Gain (Loss) on Investments            0.43          (0.81)         0.22         0.33         (0.20)
                                                                --------       --------      --------     --------      --------
    Total from Investment Operations                                1.10          (0.17)         0.84         0.98          0.47
                                                                --------       --------      --------     --------      --------
DISTRIBUTIONS
  Net Investment Income                                            (0.68)         (0.64)        (0.61)       (0.68)        (0.70)
  In Excess of Net Investment Income                                  --             --            --        (0.00)+       (0.00)+
  Net Realized Gain                                                   --             --         (0.03)          --            --
  In Excess of Net Realized Gain                                      --          (0.03)           --           --            --
                                                                --------       --------      --------     --------      --------
    Total Distributions                                            (0.68)         (0.67)        (0.64)       (0.68)        (0.70)
                                                                --------       --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD                                    $10.66         $10.24        $11.08       $10.88        $10.58
                                                                ========       ========      ========     ========      ========
TOTAL RETURN                                                       11.16%         (1.56)%        7.93%        9.54%         4.61%
                                                                ========       ========      ========     ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                           $180,830       $171,467      $212,718     $183,192      $130,733
Ratio of Expenses to Average Net Assets (1)                         0.45%          0.45%         0.45%        0.45%         0.45%
Ratio of Net Investment Income to Average Net Assets (1)            6.52%          5.87%         5.63%        6.11%         6.30%
Portfolio Turnover Rate                                              220%            97%          176%         163%          183%
------------------
(1) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income                    $0.01          $0.01         $0.01        $0.02         $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                 0.57%          0.57%         0.58%        0.60%         0.60%
     Net Investment Income to Average Net Assets                    6.41%          5.75%         5.51%        5.97%         6.15%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                     ------------------------------------------------------------
                                                                                                                     PERIOD FROM
                                                                                                                      JANUARY 2,
                                                                               YEAR ENDED DECEMBER 31,                1996*** TO
                                                                     --------------------------------------------    DECEMBER 31,
                                                                      2000        1999        1998        1997           1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.25      $11.10      $10.89      $10.58          $10.81
                                                                      ------      ------      ------      ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                             0.65        0.61        0.61        0.64            0.64
  Net Realized and Unrealized Gain (Loss) on Investments                0.43       (0.80)       0.22        0.33           (0.19)
                                                                      ------      ------      ------      ------          ------
    Total from Investment Operations                                    1.08       (0.19)       0.83        0.97            0.45
                                                                      ------      ------      ------      ------          ------
DISTRIBUTIONS
  Net Investment Income                                                (0.67)      (0.63)      (0.59)      (0.66)          (0.68)
  Net Realized Gain                                                       --          --       (0.03)         --              --
  In Excess of Net Realized Gains                                         --       (0.03)         --          --              --
                                                                      ------      ------      ------      ------          ------
    Total Distributions                                                (0.67)      (0.66)      (0.62)      (0.66)          (0.68)
                                                                      ------      ------      ------      ------          ------
NET ASSET VALUE, END OF PERIOD                                        $10.66      $10.25      $11.10      $10.89          $10.58
                                                                      ======      ======      ======      ======          ======
TOTAL RETURN                                                           10.92%      (1.76)%      7.85%       9.48%           4.35%
                                                                      ======      ======      ======      ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                 $2,424      $2,084      $3,649      $4,834          $1,462
Ratio of Expenses to Average Net Assets (2)                             0.60%       0.60%       0.60%       0.60%           0.60%**
Ratio of Net Investment Income to Average Net Assets (2)                5.51%       5.69%       5.50%       5.93%           6.15%**
Portfolio Turnover Rate                                                  220%         97%        176%        163%            183%
------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                        $0.01       $0.01       $0.01       $0.02           $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     0.72%       0.72%       0.72%       0.74%           0.74%**
     Net Investment Income to Average Net Assets                        5.42%       5.58%       5.38%       5.78%           6.01%**
----------------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

     The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

                                                                                              CLASS A
                                                                    -------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                    -------------------------------------------------------------
                                                                      2000        1999++        1998++      1997++         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.22       $12.51       $11.15      $11.30        $11.22
                                                                     -------      -------      -------     -------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                             0.54         0.51         0.55        0.56          0.61
  Net Realized and Unrealized Gain (Loss) on Investments               (0.42)       (1.37)        0.98       (0.40)         0.08
                                                                     -------      -------      -------     -------      --------
    Total from Investment Operations                                    0.12        (0.86)        1.53        0.16          0.69
                                                                     -------      -------      -------     -------      --------
DISTRIBUTIONS
  Net Investment Income                                                (0.20)       (0.39)       (0.17)      (0.31)        (0.61)
  In Excess of Net Investment Income                                   (0.04)       (0.03)          --          --            --
  Return of Capital                                                       --        (0.01)           --          --            --
                                                                     -------      -------      -------     -------      --------
    Total Distributions                                                (0.24)       (0.43)       (0.17)      (0.31)        (0.61)
                                                                     -------      -------      -------     -------      --------
NET ASSET VALUE, END OF PERIOD                                        $11.10       $11.22       $12.51      $11.15        $11.30
                                                                     =======      =======      =======     =======      ========
TOTAL RETURN                                                            1.18%       (6.84)%      13.84%       1.50%         6.44%
                                                                     =======      =======      =======     =======      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $27,852      $34,225      $45,884     $84,635      $112,888
Ratio of Expenses to Average Net Assets (1)                             0.50%        0.50%        0.50%       0.50%         0.50%
Ratio of Net Investment Income to Average Net Assets (1)                4.58%        4.01%        4.76%       5.05%         5.50%
Portfolio Turnover Rate                                                   73%         102%         110%        116%          258%
------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                        $0.04        $0.03        $0.03       $0.02         $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     0.87%        0.76%        0.81%       0.71%         0.72%
     Net Investment Income to Average Net Assets                        4.23%        3.75%        4.48%       4.84%         5.29%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                     ------------------------------------------------------------
                                                                                                                     PERIOD FROM
                                                                                                                      JANUARY 2,
                                                                               YEAR ENDED DECEMBER 31,                1996*** TO
                                                                     --------------------------------------------    DECEMBER 31,
                                                                      2000        1999++      1998++      1997++         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.19      $12.48      $11.13      $11.29          $11.23
                                                                      ------      ------      ------      ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                             0.47        0.45        0.53        0.54            0.48
  Net Realized and Unrealized Gain (Loss) on Investments               (0.37)      (1.32)       0.98       (0.40)           0.18
                                                                      ------      ------      ------      ------          ------
    Total from Investment Operations                                    0.10       (0.87)       1.51        0.14            0.66
                                                                      ------      ------      ------      ------          ------
DISTRIBUTIONS
  Net Investment Income                                                (0.19)      (0.39)      (0.16)      (0.30)          (0.60)
  In Excess of Net Investment Income                                   (0.04)      (0.03)         --          --              --
                                                                      ------      ------      ------      ------          ------
    Total Distributions                                                (0.23)      (0.42)      (0.16)      (0.30)          (0.60)
                                                                      ------      ------      ------      ------          ------
NET ASSET VALUE, END OF PERIOD                                        $11.06      $11.19      $12.48      $11.13          $11.29
                                                                      ======      ======      ======      ======          ======
TOTAL RETURN                                                            1.07%      (7.09)%     13.68%       1.29%           6.12%
                                                                      ======      ======      ======      ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                   $320        $322        $362        $366          $1,559
Ratio of Expenses to Average Net Assets (2)                             0.65%       0.65%       0.65%       0.65%           0.65%**
Ratio of Net Investment Income to Average Net Assets (2)                4.42%       3.86%       4.54%       4.88%           5.28%**
Portfolio Turnover Rate                                                   73%        102%        110%        116%            258%
------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                        $0.04       $0.03       $0.03       $0.02           $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     1.02%       0.91%       0.99%       0.86%           0.86%**
     Net Investment Income to Average Net Assets                        4.06%       3.60%       4.26%       4.68%           5.08%**
----------------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
++ Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.

     The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
-------------------------------------------------------------------------------


                                                                                        CLASS A
                                                             ---------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                               2000         1999          1998          1997         1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.58        $10.75        $11.58        $10.91      $10.46
                                                               ------        ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                      0.99          0.94          1.00          1.00        1.03
  Net Realized and Unrealized Gain (Loss) on Investments        (2.14)        (0.14)        (0.66)         0.67        0.47
                                                               ------        ------        ------        ------      ------
    Total from Investment Operations                            (1.15)         0.80          0.34          1.67        1.50
                                                               ------        ------        ------        ------      ------
DISTRIBUTIONS
  Net Investment Income                                         (1.00)        (0.95)        (0.98)        (1.00)      (1.05)
  In Excess of Net Investment Income                               --         (0.01)        (0.00)+          --       (0.00)+
  Net Realized Gain                                                --            --         (0.14)           --          --
  In Excess of Net Realized Gain                                   --            --         (0.04)           --          --
  Return of Capital                                                --         (0.01)        (0.01)           --          --
                                                               ------        ------        ------        ------      ------
    Total Distributions                                         (1.00)        (0.97)        (1.17)        (1.00)      (1.05)
                                                               ------        ------        ------        ------      ------
NET ASSET VALUE, END OF PERIOD                                  $8.43        $10.58        $10.75        $11.58      $10.91
                                                               ======        ======        ======        ======      ======
TOTAL RETURN                                                   (11.51)%        7.77%         3.03%        15.87%      15.01%
                                                               ======        ======        ======        ======      ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                         $95,174      $136,386      $128,237      $113,006     $95,663
Ratio of Expenses to Average Net Assets (1)                      0.62%         0.59%         0.67%         0.69%       0.75%
Ratio of Net Investment Income to Average
  Net Assets (1)                                                 9.96%         8.72%         8.70%         8.70%       9.78%
Portfolio Turnover Rate                                            36%           58%           93%          111%        117%
------------------
(1) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income                   N/A           N/A           N/A           N/A       $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                               N/A           N/A           N/A           N/A        0.82%
     Net Investment Income to Average Net Assets                  N/A           N/A           N/A           N/A        9.71%
----------------------------------------------------------------------------------------------------------------------------


                                                                                        CLASS B
                                                             ---------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JANUARY 2,
                                                                       YEAR ENDED DECEMBER 31,                   1996*** TO
                                                             -----------------------------------------------    DECEMBER 31,
                                                               2000         1999         1998        1997           1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.55      $10.73       $11.56      $10.90          $10.49
                                                               -------     -------      -------      ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                       0.92        0.92         0.90        0.97            0.98
  Net Realized and Unrealized Gain (Loss) on Investments         (2.09)      (0.15)       (0.59)       0.65            0.45
                                                               -------     -------      -------      ------          ------
    Total from Investment Operations                             (1.17)       0.77         0.31        1.62            1.43
                                                               -------     -------      -------      ------          ------
DISTRIBUTIONS
  Net Investment Income                                          (0.98)      (0.93)       (0.95)      (0.96)          (1.02)
  In Excess of Net Investment Income                                --       (0.01)       (0.00)+        --              --
  Net Realized Gain                                                 --          --        (0.14)         --              --
  In Excess of Net Realized Gain                                    --          --        (0.04)         --              --
  Return of Capital                                                 --       (0.01)       (0.01)         --              --
                                                               -------     -------      -------      ------          ------
    Total Distributions                                          (0.98)      (0.95)       (1.14)      (0.96)          (1.02)
                                                               -------     -------      -------      ------          ------
NET ASSET VALUE, END OF PERIOD                                   $8.40      $10.55       $10.73      $11.56          $10.90
                                                               =======     =======      =======      ======          ======
TOTAL RETURN                                                    (11.77)%      7.44%        2.79%      15.48%          14.37%
                                                               =======     =======      =======      ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $19,384     $48,457      $56,804      $7,213          $5,665
Ratio of Expenses to Average Net Assets (2)                       0.87%       0.85%        0.95%       0.93%           1.00%**
Ratio of Net Investment Income to Average Net Assets (2)          9.66%       8.49%        8.73%       8.48%           9.49%**
Portfolio Turnover Rate                                             36%         58%          93%        111%            117%
------------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net investment income                    N/A         N/A          N/A         N/A           $0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                N/A         N/A          N/A         N/A            1.05%**
     Net Investment Income to Average Net Assets                   N/A         N/A          N/A         N/A            9.44%**
-----------------------------------------------------------------------------------------------------------------------------

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
+   Amount is less than $0.01 per share.

     The accompanying notes are an integral part of the financial statements.

[GRAPHIC] Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                       2000           1999           1998            1997           1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $1.000          $1.000         $1.000         $1.000         $1.000
                                                        ------          ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.600           0.047          0.051          0.051          0.049
                                                        ------          ------         ------         ------         ------
DISTRIBUTIONS
  Net Investment Income                                 (0.600)         (0.047)        (0.051)        (0.051)        (0.049)
                                                        ------          ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                          $1.000          $1.000         $1.000         $1.000         $1.000
                                                        ======          ======         ======         ======         ======
TOTAL RETURN                                              3.57%           4.80%          5.20%          5.20%          5.03%
                                                        ======          ======         ======         ======         ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $3,026,412      $2,931,316     $1,958,177     $1,506,210     $1,284,633
Ratio of Expenses to Average Net Assets                   0.48%           0.50%          0.49%          0.49%          0.52%
Ratio of Net Investment Income to Average Net Assets      6.07%           4.73%          5.07%          5.12%          4.92%
----------------------------------------------------------------------------------------------------------------------------



MUNICIPAL MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------


                                                                              YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------------
                                                           2000           1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $1.000         $1.000        $1.000        $1.000        $1.000
                                                            ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                      0.044          0.027         0.030         0.031         0.030
DISTRIBUTIONS
  Net Investment Income                                     (0.044)        (0.027)       (0.030)       (0.031)       (0.030)
                                                            ------         ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD                              $1.000         $1.000        $1.000        $1.000        $1.000
                                                            ======         ======        ======        ======        ======
TOTAL RETURN                                                  6.06%          2.77%         3.00%         3.17%         3.02%
                                                            ======         ======        ======        ======        ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                   $1,476,436     $1,405,646      $990,579      $804,607      $721,410
Ratio of Expenses to Average Net Assets                       0.48%          0.50%         0.50%         0.50%         0.53%
Ratio of Net Investment Income to Average Net Assets          3.50%          2.76%         2.96%         3.14%         2.98%
----------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
-------------------------------------------------------------------------------

Morgan Stanley Dean Witter Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of twenty-five separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The investment objectives of each of the Portfolios are described in detail in the Investment Overviews appearing elsewhere in this Annual Report. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the domestic and international fixed income portfolios is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value. All other securities and investments for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked

--------------------------------------------------------------------------------

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

prices of such currencies against U.S. dollars last quoted by a major bank as follows:

- investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

- investment transactions, investment income and expenses - at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued on the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when- issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower

--------------------------------------------------------------------------------

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on a Portfolio.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included as dividend expense and interest expense, respectively, in the Statement of Operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9.SECURITY LENDING: Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at December 31, 2000 are as follows:

                                     VALUE OF         VALUE OF
                                      LOANED         COLLATERAL
PORTFOLIO                          SECURITIES (000)    (000)
---------                          ----------------  ----------
Active International Allocation     $18,620          $19,398
Emerging Markets                    153,377          159,354
International Equity                185,390          196,378
International Magnum                 10,432           10,705

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                     NET INTEREST EARNED
PORTFOLIO                             BY PORTFOLIO (000)
---------                            -------------------
Active International Allocation           $218
Emerging Markets                           455
International Equity                     2,723
International Magnum                        45

--------------------------------------------------------------------------------

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

10. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

12. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked- to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Credit risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Risks also arise from potential for losses from adverse market movements; and such losses could exceed the related amounts shown in the Statement of Net Assets.

13. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

--------------------------------------------------------------------------------

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex- distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassification among undistributed net investment income (loss), accumulated net realized gain
(loss) and paid in capital. Permanent book and taxes differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

During 2000, a transaction fee of one-half of one percent was charged on subscriptions and redemptions of capital shares of the International Small Cap Portfolio and is included in paid in capital. Effective January 18, 2001, this fee has been eliminated.

Effective January 29, 2001, for certain Portfolios that invest in international securities a 2.00% redemption fee will be imposed on shares purchased in those Portfolios and held less than 60 days. The purpose of the redemption fees is to protect the Portfolios and their shareholders from the effects of short-term trading in Portfolios' shares.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Dean Witter Investment Management, Inc. (the "Adviser" or "MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                              MAXIMUM
                                           EXPENSE RATIO
                              ADVISORY   -----------------
PORTFOLIO                        FEE     CLASS A   CLASS B
---------                     --------   -------   -------
Active International
  Allocation                    0.65%     0.80%     1.05%
Asian Equity                    0.80      1.00      1.25
Asian Real Estate               0.80      1.00      1.25
Emerging Markets                1.25      1.75      2.00
European Equity                 0.80      1.00      1.25
European Real Estate            0.80      1.00      1.25


--------------------------------------------------------------------------------

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                               MAXIMUM
                                           EXPENSE RATIO
                              ADVISORY   ------------------
PORTFOLIO                       FEE      CLASS A    CLASS B
---------                     --------   -------    -------
Global Equity                   0.80       1.00       1.25
International Equity            0.80       1.00       1.25
International Magnum            0.80       1.00       1.25
International Small Cap         0.95       1.15        N/A
Japanese Equity                 0.80       1.00       1.25
Latin American                  1.10       1.70       1.95
Equity Growth                   0.60       0.80       1.05
Focus Equity                    0.80       1.00       1.25
Small Company Growth*           1.00       1.25       1.50
Technology                      1.00       1.25       1.50
U.S. Equity Plus                0.45       0.80       1.05
U.S. Real Estate                0.80       1.00       1.25
Value Equity                    0.50       0.70       0.95
Emerging Markets Debt           0.75       1.75       2.00
Fixed Income                    0.35       0.45       0.60
Global Fixed Income             0.40       0.50       0.65
High Yield                     0.375      0.695      0.945
Money Market                    0.30       0.55        N/A
Municipal Money Market          0.30       0.57        N/A

* Beginning January 1, 2001, the Adviser has voluntarily agreed to reduce fees payable to it and to reimburse, if necessary, the Small Company Growth Portfolio, if necessary, if the annual operating expenses, as defined, exceed 1.10% and 1.35% for the Class A and B shares, respectively.

Morgan Stanley Dean Witter Advisors Inc., (the "Sub-Advisor" or "MSDW Advisors"), provides sub-advisory services to the Money Market and Municipal Money Market Portfolios. MSDW Advisors receives a sub-advisory fee from the investment advisory fees paid to MSDW Investment Management by the Money Market and Municipal Money Market Portfolios.

C. ADMINISTRATOR: MSDW Investment Management also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSDW Investment Management and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), an affiliate of Chase, provides certain administrative services to the Fund. For such services, MSDW Investment Management pays Chase a portion of the fee MSDW Investment Management receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., and an affiliate of MSDW Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios.

E. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTOR'S FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at December 31, 2000, totaled $1,009,000 and are included in Directors' Fees and Expenses Payable for the applicable Portfolios on the Statement of Net Assets.

G. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364- day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50%, which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

H. PURCHASES AND SALES: During the year ended December 31, 2000, purchases and sales of investment securities, other than long-term U.S. Government securities and short- term investments, were:


--------------------------------------------------------------------------------

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                      PURCHASES     SALES
PORTFOLIO                               (000)       (000)
                                      ---------     ------
Active International Allocation      $  423,559   $  377,832
Asian Equity ...................         89,658       93,468
Asian Real Estate ..............          2,747        3,548
Emerging Markets ...............      1,192,204    1,275,616
European Equity ................         43,429       81,546
European Real Estate ...........          6,919        9,911
Global Equity ..................         38,543      108,971
International Equity ...........      2,348,806    2,398,126
International Magnum ...........        123,873      112,466
International Small Cap ........        232,811      196,246
Japanese Equity ................         14,389        9,795
Latin American .................         34,556       24,714
Focus Equity ...................        161,578      149,699
Small Company Growth ...........        316,951      201,154
Equity Growth ..................      1,125,770      949,845
Technology .....................        261,773      194,796
U.S. Equity Plus ...............         24,340       29,114
U.S. Real Estate ...............        333,191      142,935
Value Equity ...................         49,375       36,444
Emerging Markets Debt ..........        206,719      211,705
Fixed Income ...................        386,423      405,281
Global Fixed Income ............         20,174       26,385
High Yield .....................         50,149       95,300

During the year ended December 31, 2000 purchases and sales of long-term U.S. Government securities by the Fixed Income and Global Fixed Income Portfolios were as follows:

                                      PURCHASES    SALES
PORTFOLIO                               (000)      (000)
---------                             ---------    -----
Fixed Income ...................     $386,423    $405,281
Global Fixed Income ............       20,174      26,385

During the year ended December 31, 2000, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

                                                BROKERAGE
                                                COMMISSION
PORTFOLIO                                          (000)
---------                                       ----------
Active International Allocation ..........       $     1
Asian Equity .............................            93
Asian Real Estate ........................             4
Emerging Markets .........................           203
European Equity ..........................            11
Global Equity ............................            22
International Equity .....................           409
International Magnum .....................            14
Latin American ...........................             1
Equity Growth ............................             2
Focus Equity .............................             1
U.S. Real Estate .........................             1
Value Equity .............................             1

I. OTHER: At December 31, 2000, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

                                                                      NET
                                                                     APPREC.
                                   COST       APPREC.    DEPREC.    (DEPREC.)
PORTFOLIO                         (000)        (000)      (000)       (000)
---------                      ---------     ---------  --------    ----------
Active International
  Allocation                   $ 566,973     $  36,595  $(63,688)   $ (27,093)
Asian Equity                      80,851         1,467   (23,137)     (21,670)
Asian Real Estate                  2,754           565       (63)         502
Emerging Markets               1,314,742        59,321  (449,999)    (390,678)
European Equity                   59,610        10,254    (2,785)       7,469
European Real Estate               9,264           723      (922)        (199)
Global Equity                     65,662         9,145    (4,672)       4,473
International Equity           4,248,216       783,171  (261,084)     522,087
International Magnum             196,155        27,086   (14,983)      12,103
International Small Cap          381,888        38,068   (56,486)     (18,418)
Japanese Equity                   58,740         7,655    (6,817)         838
Latin American                    30,463           846    (5,494)      (4,648)
Equity Growth                  1,076,738       267,369   (99,443)     167,926
Focus Equity                     144,408        17,550   (16,701)         849
Small Company Growth             198,989        21,937   (38,412)     (16,475)
Technology                       131,975         9,306   (32,302)     (22,996)
U.S. Equity Plus                  17,074         2,005    (2,138)        (133)
U.S. Real Estate                 545,885        85,318   (26,991)      58,327
Value Equity                      64,595        14,688    (7,152)       7,536
Emerging Markets Debt             48,444           498    (1,997)      (1,499)
Fixed Income                     212,144         2,197    (2,822)        (625)
Global Fixed Income               29,166           305    (1,927)      (1,622)
High Yield                       145,122         1,875   (35,077)     (33,202)
Money Market                   3,024,084            --         --          --
Municipal Money Market         1,481,548            --         --          --

At December 31, 2000, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                                        EXPIRATION DATE
                                                          DECEMBER 31,
                                                             (000)
                            -------------------------------------------------------------------------
PORTFOLIO                     2003      2004      2005       2006      2007      2008      TOTAL
---------                     ----      ----      ----       ----       ----     ----      -----
Asian Equity..........      $    --  $    --   $10,633    $67,603    $    --  $    --    $78,236
Asian Real Estate.....           --       --        --      2,269         --       --      2,269
European Real Estate..           --       --        40      1,452      4,709      215      6,416
Japanese Equity.......           --       --    10,031     23,700        583       --     34,314
Latin American                   --       --        --     15,053      5,508       --     20,561
Emerging Markets Debt.           --       --        --     83,972      9,760       --     93,732
Fixed Income..........           --       --        --         --      1,385    2,171      3,556
Global Fixed Income...        1,568       --        --         --         53      304      1,925
High Yield............           --       --        --         --      4,826    6,949     11,775
Money Market                     --      292        --         --         --       --        292
Municipal Money Market           --       22        --          2         69        2         95

-------------------------------------------------------------------------------
                                      190

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

During the year ended December 31, 2000, the Asian Equity, Asian Real Estate, Emerging Markets, Japanese Equity, Latin American Equity, Emerging Markets Debt and Money Market Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $7,351,000, $76,000, $224,775,000, $2,760,000, $762,000, $5,154,000, and $3,000, respectively.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio intends to defer to January 1, 2001 for U.S. Federal income tax purposes, post-October currency losses and post-October capital losses.

                                          CAPITAL   CURRENCY
                                           LOSSES    LOSSES
PORTFOLIO                                  (000)      (000)
                                           -----      -----
Active International Allocation .......    $ 3,715   $  --
Asian Equity ..........................         --      43
Asian Real Estate .....................         --      --
Emerging Markets ......................     35,873     655
European Real Estate ..................         61      --
Global Equity .........................         68      11
International Magnum ..................      2,583      38
Japanese Equity .......................        724      22
Latin American ........................        928       5
Small Company Growth ..................      3,134      --
U.S. Equity Plus ......................         74      --
Emerging Markets Debt .................        564      --
Fixed Income ..........................        319      --
Global Fixed Income ...................          6     175
High Yield ............................        412      --

The net assets of certain Portfolios are substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt and High Yield Portfolios hold a significant portion of their investment in securities which are traded by one market maker who may also be utilized by these Portfolios to provide pricing information used to value such investments. The amounts which will be realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

From time to time, certain Portfolios may have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment decisions of these shareholders could have a material impact on those Portfolios.

-------------------------------------------------------------------------------
                                      191

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Institutional Fund, Inc.

We have audited the accompanying statements of net assets of the Morgan Stanley Dean Witter Institutional Fund, Inc. (comprised of the Active International Allocation Portfolio, Asian Equity Portfolio, Asian Real Estate Portfolio, Emerging Markets Portfolio, European Equity Portfolio, European Real Estate Portfolio, Global Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Small Cap Portfolio, Japanese Equity Portfolio, Latin American Portfolio, Equity Growth Portfolio, Focus Equity Portfolio, Small Company Growth Portfolio, Technology Portfolio, U.S. Equity Plus Portfolio, U.S. Real Estate Portfolio, Value Equity Portfolio, Emerging Markets Debt Portfolio, Fixed Income Portfolio, Global Fixed Income Portfolio, High Yield Portfolio, Money Market Portfolio, and the Municipal Money Market Portfolio) (the "Fund") as of December 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Dean Witter Institutional Fund, Inc. at December 31, 2000, and the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

BOSTON, MASSACHUSETTS
FEBRUARY 2, 2001

-------------------------------------------------------------------------------
                                      192

[GRAPHIC]Morgan Stanley Dean Witter
Institutional Fund, Inc.
-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION:
-------------------------------------------------------------------------------
For the year ended December 31, 2000, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Equity, Equity Growth, Focus Equity, Small Company Growth, Technology, U.S. Equity Plus, U.S. Real Estate, Value Equity and High Yield Portfolios are 26.68%, 8.64%, 1.80%, 1.52%, 0.44%, 56.38%, 2.03% , 29.13% and
1.90%, respectively.

For the year ended December 31, 1999, the percentage of exempt interest dividends paid by the Municipal Money Market Portfolios is 99.41%.

For the year ended December 31, 2000, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                     FOREIGN TAX CREDIT      FOREIGN SOURCE
                                        PASS-THROUGH           INCOME
PORTFOLIO                                   (000)               (000)
---------                            -------------------      -------------
Active International Allocation .........   $  856           $  8,868
Asian Real Estate .......................        4                 97
Emerging Markets Equity .................    6,056             11,667
European Equity .........................      250              2,260
European Real Estate ....................       42                277
Global Equity ...........................      124              1,104
International Equity* ...................   10,172            109,995
International Magnum ....................      369              3,337
International Small Cap .................    1,130              9,917
Japanese Equity .........................       76                510

For the year ended December 31, 2000, the following Portfolios distributed long-term capital gains totaling:


                                                     LONG-TERM
                                                 CAPITAL GAINS -- 20%
PORTFOLIO                                               (000)
---------                                        --------------------
Active International Allocation ..................   $  26,231
European Equity ..................................       8,211
Emerging Markets Equity ..........................      52,121
Global Equity ....................................       9,976
International Magnum .............................       7,648
International Small Cap ..........................      37,362
Focus Equity .....................................      10,083
Small Company Growth .............................      12,158
Equity Growth ....................................      65,527
Technology .......................................       9,902
U.S. Equity Plus .................................         545
U.S. Real Estate .................................       6,748
Value Equity .....................................       2,066

------------
* Amounts based on October 31 tax year end.

-------------------------------------------------------------------------------
                                      193

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------

DIRECTORS

BARTON M. BIGGS
CHAIRMAN OF THE BOARD
 Chairman, Director and Managing Director, Morgan Stanley
 Dean Witter Investment Management Inc. and Morgan Stanley
 Dean Witter Investment Management Limited; Managing
 Director, Morgan Stanley & Co. Incorporated

John D. Barrett Ii
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President, BGK Properties

John A. Levin
Chairman and Chief Executive Officer,

John A. Levin & Co., Inc.

Andrew Mcnally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chief Executive Officer,
Pinnacle Trading, L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.
Attorney-at-Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT


Stefanie V. Chang
VICE PRESIDENT


Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

FOR CURRENT PERFORMANCE, CURRENT NET ASSET VALUE AND INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIOS, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUND AT (800) 548-7786, OR VISIT OUR WEBSITE AT www.msdw.com/im.

-------------------------------------------------------------------------------
                                      194